Prospectus Supplement (Sales Report) No. 12 dated March 29, 2011 to Prospectus dated January 7, 2011	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated January 7, 2011 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated January 7, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 604967

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604967	$14,000	$14,000	7.29%	1.00%	March 28, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 604967. Member loan 604967 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,208 / month
Current employer:	Fed Ex	Debt-to-income ratio:	27.46%
Length of employment:	10+ years	Location:	Monessen, PA

Home town:
Current & past employers:	Fed Ex
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > Using load for debt consolidation at lower rate. Prior history of Lending Club loan with no late payments. No late payments anywhere on credit historty. Stable professional job (14th year).

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,966.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debt will you consolidate with this loan? Thank you.	Revolving credit at a lower rate.

Member Payment Dependent Notes Series 650913

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
650913	$15,000	$15,000	11.11%	1.00%	March 29, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 650913. Member loan 650913 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	2.98%
Length of employment:	5 years	Location:	Westerville, OH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	72
Revolving Credit Balance:	$10,716.00	Public Records On File:	1
Revolving Line Utilization:	27.00%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am the owner of my own software consulting company and have been in business for approximately 5 years. Prior to that I had worked for various consulting companies with a total of 21 years of industry experience.
What is the public record 93 months ago? What is your source of income?	I am the owner of my own software consulting company and have been in business for approximately 5 years. Prior to that I had worked for various consulting companies with a total of 21 years of industry experience.
Public records usually mean a lawsuit or bankruptcy. What was yours? Also what monthly expenses are paid from your $8,000.00 monthly income? Is that a gross from your entire business, or is it your personal salary?	That is close to my personal salary each month, company revenue is much higher. Typical monthly expenses include Mortgage, Utilities, IRA contribution. With this, all other debt would be consolidated into a single payment.

Member Payment Dependent Notes Series 665168

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665168	$15,000	$15,000	16.77%	1.00%	March 28, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665168. Member loan 665168 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,300 / month
Current employer:	AT&T Mobility	Debt-to-income ratio:	15.48%
Length of employment:	4 years	Location:	pomona, CA

Home town:
Current & past employers:	AT&T Mobility
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > if it were possible i would really like to look into an extended term beyon 60 months Borrower added on 03/16/11 > i have held my job for over four years now, i have NEVER missed a single payment on anything period. the monthly payment agreed upon in my loan will be automatically withdrawn from my account which has plenty of funds, and which also receives direct deposits weekly Borrower added on 03/26/11 > the loan amount i requested is nearly funded however still slightly short, i would also like to mention i have held my current job for nearly 5 years now and i have consistently been awarded for excellence in performance, including Number one representative for the west region 2010

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,212.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide details on the need for the loan Thank You	the loan is in regards to the lap band procedure, it is a minimally invasive procedure intended to help with weight loss

Member Payment Dependent Notes Series 668955

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
668955	$6,800	$6,800	16.77%	1.00%	March 25, 2011	March 31, 2016	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 668955. Member loan 668955 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Dr. A. W.	Debt-to-income ratio:	17.11%
Length of employment:	3 years	Location:	Coon Rapids, MN

Home town:
Current & past employers:	Dr. A. W.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	9
Revolving Credit Balance:	$15,715.00	Public Records On File:	1
Revolving Line Utilization:	90.30%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe $160,983.38 on my mortgage with no second mortgage or any HELOC. The current value of my home is $141,800.00 according to zillow.com.

Member Payment Dependent Notes Series 674426

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674426	$35,000	$35,000	18.25%	1.00%	March 28, 2011	March 26, 2016	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674426. Member loan 674426 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,858 / month
Current employer:	PriceWaterHouseCoopers	Debt-to-income ratio:	5.84%
Length of employment:	2 years	Location:	Piscataway, NJ

Home town:
Current & past employers:	PriceWaterHouseCoopers
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	5
Revolving Credit Balance:	$4,866.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide detailed information (lender, outstanding principal balance, interest rate and minimum monthly payment amount) for all debts to be consolidated with this loan. Who was your prior employer and for how long? Please explain the delinquency five months ago on your credit history. If your loan is not fully funded, will you accept partial funding of 60% or more?	If it is 100% I will be good
What do you do at PriceWaterHouseCoopers and where did you work prior to that?	I am a manager in pwc and before pwc i was at Bearingpoint
Your loan is currently one of approximately 360 competing for investor funding and you now have 11 days to raise $33.2K. Responding to investor questions will improve the speed and completeness of your loan's funding. Would you like me to repeat my questions?	I am not clear about the question
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	What is needed for income verification
The question was: Please provide detailed information (lender, outstanding principal balance, interest rate and minimum monthly payment amount) for all debts to be consolidated with this loan. Who was your prior employer and for how long? Please explain the delinquency five months ago on your credit history. If your loan is not fully funded, will you accept partial funding of 60% or more?	I need the full amount.

Member Payment Dependent Notes Series 676963

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676963	$9,500	$9,500	6.92%	1.00%	March 28, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676963. Member loan 676963 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,375 / month
Current employer:	Physio-Control Inc	Debt-to-income ratio:	12.21%
Length of employment:	10+ years	Location:	Renton, WA

Home town:
Current & past employers:	Physio-Control Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/23/11 > I will use the loan to pay off my high interest credit card. I have worked at my job 18 years.

A credit bureau reported the following information about this borrower member on February 18, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,506.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 678088

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
678088	$35,000	$35,000	17.51%	1.00%	March 25, 2011	March 25, 2016	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 678088. Member loan 678088 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	IBM	Debt-to-income ratio:	8.62%
Length of employment:	10+ years	Location:	Charlotte, NC

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > I purchased a 3800 sqft 5bdrm 4.5 bath home in South Charlotte from a distressed seller. I am putting about $100K in repairs and upgrades, and expect it will be worth around $500K - $600K. I plan to occupy the home with my soon to be bride after renovations are complete. We both have very stable jobs and incomes. Please let me know if you have any questions. Borrower added on 03/22/11 > Thank you for all of your support thus far. I should mention we purchased the home for $275K, and I put 20% down. I also paid my car off. I am renting my condominium when we take occupancy in July. I have never missed a payment to any creditor in my life. Please let me know if you have any questions, for we are hoping to have this as much funded as possible.

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$119,970.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 250 loans listed, today 345 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. Advantageous to accept an 80 or 90 percent ($28 - $32K) fixed interest, term limited, partial loan because after 6-months current payments, you're automatically eligible relist unfunded $, or can list another new loan purpose and $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thanks you for be willing to assist with my loan. I am a Software Sales Executive with IBM, and make around $200K. I just purchased a distressed older home that needs about $100K in repairs and upgrades for my fiancee and I. Most of the contractors want cash, so I would rather take a loan than pull money out of long-term investments with penalty. I plan to have it fully paid back within a year or two. My fiancee is a surgical assistant that makes $60K. However, she is going back to school fulll-time for a business degree. I will accept whatever amount I obtain. Thank you for your help, and service to this country. Please let me know if you have any further questions.
1) What is the balance of the mortgage loan and any HELOC/2nd you owe on your home? 2) What is the current market value of your home? (use zillow.com if unsure) Thank you.	It is a 5bdrm 4.5 3800 sqft home in South Charlotte. It was a distressed sale, and I owe $225K. Homes in the area that size are around $400-$600K. My soon to be father-in-law is a General Contractor, and going to help with all the repairs and upgrades. He is going to add additional 800sqft, and expects the home to be in the $600 range when finished. Thanks for any support.
You credit report shows. Revolving Credit Balance =$119,970.00 Could you please elaborate on what this consists of?	The $119K is from a HELOC that Lending Club verified should be under mortgage. I have had my credit, salary, residence et cetera all approved. Please let me know if this suffices.

Member Payment Dependent Notes Series 679105

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
679105	$15,000	$15,000	7.66%	1.00%	March 28, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 679105. Member loan 679105 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Novartis Pharmaceuticals	Debt-to-income ratio:	1.95%
Length of employment:	9 years	Location:	Virginia Beach, VA

Home town:
Current & past employers:	Novartis Pharmaceuticals
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > I am using the funds to install a pool for the family. I am a medical professional with a very stable position (approx. 10 yrs in current position). I am paying cash for approx. 60% of the project. Our credit is excellent and we plan to pay the loan off as early as possible. Thanks for considering.

A credit bureau reported the following information about this borrower member on February 18, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,772.00	Public Records On File:	0
Revolving Line Utilization:	10.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 680934

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
680934	$14,600	$14,600	13.06%	1.00%	March 23, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 680934. Member loan 680934 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	us postal service	Debt-to-income ratio:	23.02%
Length of employment:	10+ years	Location:	powdersprings, GA

Home town:
Current & past employers:	us postal service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1983	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,613.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.i owe 125,000,zillow value 186,000
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	Type your answer here.125000 owed on mortage..zillow list for 186,00o. no helco
Could you tell us the amounts, rates and minimum payments for the debt you're consolidating?	Type your answer here.several credit cards rates went up one credit cardminimum payment $181 and $171 rate went up to high 20's
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks.	Type your answer here.monthy expense about 3000,loan amount 14000@13% i am sole wage earner
For EACH debt you plan to pay off with this loan, please provide the Lender, the Amount, IMPORTANT the Rate and your min mo payment for that particular loan. Please give each one separately. thanks.	Type your answer here.cosoladating credit card at 14000.two credit payment is 171@28%
Since this is a debt consolidation loan, for each debt you have please list the amount you owe, interest rate, and amount you pay monthly. Also, indicate which debts you will and which debts you will not be paying using this loan.	Type your answer here.amexx/visa thw two higest interest
Please list amounts owed.	Type your answer here.amexx 5500...visa 7500
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks.	Type your answer here.5000 monthly
I went to McEachern and am funding you because I'm from Powder Springs as well. Please take $25 from this loan and go get a copy of Dave Ramsey's book The Total Money Makeover and make that a part of your DNA. When this loan is done, I hope you can make a Friday afternoon radio show phone call and scream "I'm debt free!" to him.	Type your answer here.i agree w/you 100%, but the of Uncertainty life played a part!!!

Member Payment Dependent Notes Series 682411

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
682411	$15,250	$15,250	13.43%	1.00%	March 28, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 682411. Member loan 682411 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	14.97%
Length of employment:	10+ years	Location:	North Hollywood, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > Loan will be used for cash flow purposes.

A credit bureau reported the following information about this borrower member on February 22, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,963.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please give details of your business.	I am in the entertainment business representing actors mainly those that appeal to the teen market. These are interesting times and I believe that some additional capital could could be beneficial to increasing my business. I have never been late on any loan I have ever taken and if fact have paid them all in full. Thank you for your question.

Member Payment Dependent Notes Series 683885

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683885	$15,000	$15,000	11.11%	1.00%	March 28, 2011	April 1, 2014	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683885. Member loan 683885 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	Montserrat	Debt-to-income ratio:	7.61%
Length of employment:	< 1 year	Location:	Haltom City, TX

Home town:
Current & past employers:	Montserrat
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > This is a loan consolidation for several credit card and loans I have out. This loan will save me 290 dollars monthly. Borrower added on 03/23/11 > My job is steady. This will allow me to pay this loan back.

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	32
Revolving Credit Balance:	$13,820.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 684567

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684567	$15,250	$15,250	13.80%	1.00%	March 28, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684567. Member loan 684567 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	Wayne County Sheriff's Office	Debt-to-income ratio:	11.07%
Length of employment:	10+ years	Location:	Odum, GA

Home town:
Current & past employers:	Wayne County Sheriff's Office
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	42	Months Since Last Delinquency:	23
Revolving Credit Balance:	$373.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Sergeant, Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description, i.e., Patrol? Admin? Courts? Baliff? Etc.) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 250 loans listed, today 345 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demands are rarely successful. Avantageous to accept 80 or 90 percent ($12 - $14K) fixed interest, term limited, partial loan because after 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I am currently a Patrol Sergeant. I just recently (December 2010) reached my 6 year anniversary as Sergeant. The income listed is just my income. I am married (9 Years) and total gross income is 93000. I do plan on paying the loan off before time. I was hoping to at least subtract a year off of the note, however, I like to plan ahead have the lower monthly payment in case something should happen. I am hoping on the 90-100% funding, however, I understand and have planned for lower funding if approved. I was not aware that you could relist for the unfunded amount. Thank you for the info. JOSH

Member Payment Dependent Notes Series 686474

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686474	$4,500	$4,500	5.42%	1.00%	March 28, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686474. Member loan 686474 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	dalton trucking	Debt-to-income ratio:	8.93%
Length of employment:	7 years	Location:	redlands, CA

Home town:
Current & past employers:	dalton trucking
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > pay of motorcycle with better intrest rate

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,143.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 688682

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688682	$6,000	$6,000	19.74%	1.00%	March 23, 2011	March 25, 2016	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688682. Member loan 688682 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	1.74%
Length of employment:	10+ years	Location:	olathe, KS

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > academicly oriented preschool/childcare. 20+ yrs in business and must update and improve outdoor play area,kitchen, and add new classroom space due to demand.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	19
Revolving Credit Balance:	$2,118.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please verify your income with Lending Club (support@lendingclub.com), and I will be happy to help fund your loan. Thanks!	Type your answer here. this process is new to me , not quite sure the type of verification your looking for ? my gross income consistently has been 55 to 60 thousand a year. if you need more info. please ask. thank you for your interest .
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.the mortgage balance is aprox. four hundred twenty thousand. the value is aprox. six hundred thousand. hopefully that will answer your interest thank you for looking at my reguest.

Member Payment Dependent Notes Series 691667

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691667	$5,600	$5,600	5.79%	1.00%	March 24, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691667. Member loan 691667 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,650 / month
Current employer:	OTI/Red Bull	Debt-to-income ratio:	22.07%
Length of employment:	1 year	Location:	Lutz, FL

Home town:
Current & past employers:	OTI/Red Bull
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > Used $3000 loan(on-time every payment) from LendingClub in February 2010 to purchase a motorcycle (save money and gas). Now it's time to buy a car because I'm getting married in Summer 2011 and I can't pick up the little man on the moto. Borrower added on 03/17/11 > IT Support Technician with OTI Solutions who has Red Bull's sole IT support contract for level 1/2 support.

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$594.00	Public Records On File:	0
Revolving Line Utilization:	12.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 692016

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692016	$3,600	$3,600	5.42%	1.00%	March 23, 2011	April 3, 2014	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692016. Member loan 692016 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Indicon, Inc	Debt-to-income ratio:	13.49%
Length of employment:	< 1 year	Location:	Freemansburg, PA

Home town:
Current & past employers:	Indicon, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,330.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 693291

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693291	$18,000	$18,000	16.02%	1.00%	March 23, 2011	March 19, 2016	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693291. Member loan 693291 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	9.36%
Length of employment:	n/a	Location:	Bryceville, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/11 > To be used for the purchase of used car inventory at wholesale. Borrower has twenty years experience as owner of small businesses including ten years prior experience in the used car business. Borrower added on 03/10/11 > Borrower's monthly living expenses are covered by pension and social security income. Borrower also has income from ownership of another small business and will not need to draw monthly income from this used car business. This will give the business time to repay the loan and become profitable.

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	63
Revolving Credit Balance:	$1,366.00	Public Records On File:	0
Revolving Line Utilization:	5.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My total mortgage balance is $56,000 on a first mortgage only and the current market value of my home is $102,000 per zillow.com.

Member Payment Dependent Notes Series 695069

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695069	$14,000	$14,000	7.66%	1.00%	March 25, 2011	March 27, 2014	March 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695069. Member loan 695069 was requested on March 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$21,667 / month
Current employer:	Doctors Anesthesia Associates	Debt-to-income ratio:	10.68%
Length of employment:	1 year	Location:	Miami, FL

Home town:
Current & past employers:	Doctors Anesthesia Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,850.00	Public Records On File:	0
Revolving Line Utilization:	36.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 695383

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695383	$17,000	$17,000	10.74%	1.00%	March 23, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695383. Member loan 695383 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Structural Technology Consult.	Debt-to-income ratio:	9.70%
Length of employment:	4 years	Location:	San Diego, CA

Home town:
Current & past employers:	Structural Technology Consult.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > Looking for loan to help start my skincare/massage therapy business. I'll continue working at current position (have worked there 7 of the last 10 years), phasing myself out as my clientele builds. This will allow steady income through the dreaded first year. Borrower added on 03/19/11 > Thank you to everyone who has invested thus far...Not sure if this helps make anyone more comfortable, but I am renting space in a salon that has been in business for 20 years. I'll be the only one providing this type of service in their establishment. They will be helping me build clientele (on top of my own marketing efforts), and will be listing my services on their menu cards, as well as their website. Also, one of my main services (body sugaring) is something only a few people in the city are certified in & offer- it's becoming a popular alternative to waxing, The fact that I am dually licensed will be of great benefit in keeping busy. As a side note, I am fully capable of repaying this loan, even if all my efforts failed & I had to go back to full-time office employment.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,141.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will you be using funds for? Thankyou	Funds will be used for working capital over the next 8-10 months, as well as purchase of starting supplies & retail. I already have most of the equipment I need, and the business space is move-in ready, no TIs required.

Member Payment Dependent Notes Series 695684

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695684	$10,000	$10,000	11.11%	1.00%	March 23, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695684. Member loan 695684 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,163 / month
Current employer:	n/a	Debt-to-income ratio:	13.09%
Length of employment:	n/a	Location:	Walker, LA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > My Home is payed off, I am selling my other boat that this loan is replacing. Thanks Wendell Borrower added on 03/15/11 > I am buying a boat to enjoy my retirement it is a fishing boat my other boat I am selling was more of a speed boat which I don't enjoy any more.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	54
Revolving Credit Balance:	$3,821.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: Income sources are? (Be specific please.) IF self employed, what is occupation? TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Retirement from last job & SSI Gross income is just me Total Income with partner is about $90,000 a year I hope to pay it off in maybe 3 to 4 years
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	#1 No the house was paid off last year #2 I have not picked up the title to the house yet, it is still at the bank #3 No home equity loan or line of credit #4 I do not know the value, but other houses in the area with the same amount of land are in the $90 to $100,000 range zillow shows our area about $156,000 for a 3 bedroom 2 bath brick #5 about 22 years

Member Payment Dependent Notes Series 696436

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696436	$20,000	$20,000	13.80%	1.00%	March 23, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696436. Member loan 696436 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,100 / month
Current employer:	Premium Snacks	Debt-to-income ratio:	20.39%
Length of employment:	2 years	Location:	ventura, CA

Home town:
Current & past employers:	Premium Snacks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/18/11 > I am planning to use the funds to buy a rental property. I am a good borrower because I understand the power of good credit and I am an investor myself. I am never late on my payments. My job is stable, I have savings, investments in precious metals and some other rental properties. Thank you.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,926.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is this loan for the down payment? Please show how this loan fits into your budget.	This loan is to buy a rental property. The total cost is $19,500.00. The rent is $700.00 a month. The tenant just renewed the lease for another year. The property is great condition and I've been approved to paid the full amount with my credit card to accelerate the buying process. This loan is to pay my credit card debit.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The price for this rental property was $19,500.00. It has been paid in full and I was allowed to do it with a credit card. No HELOC on the home. The current market value for this rental property is between $25,000.00 - $30,000.00.

Member Payment Dependent Notes Series 696462

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696462	$18,000	$18,000	13.43%	1.00%	March 29, 2011	March 29, 2016	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696462. Member loan 696462 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	bank of america	Debt-to-income ratio:	12.00%
Length of employment:	10+ years	Location:	north las vegas, NV

Home town:
Current & past employers:	bank of america
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > this is a home improvement loan Borrower added on 03/20/11 > We are trying to upgrade our kitchen, baths and landscaping. My husband has been with his current employer for 9 years as a hotel/casino security manager and I have been with my employer for 15 years providing customer service to hearing impaired. We have very little debt and gross annual income is 85,000.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	25
Revolving Credit Balance:	$4,676.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
CSR, Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 250 loans listed, today 365 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demands are rarely successful. Advantageous to accept 80 or 90 percent ($15 - $16K) fixed interest, term limited, partial loan because after 6-months current payments, you're automatically eligible to relist unfunded $, or can list new loan purpose and $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	i dont bellieve i included spouse income. total household is 85,000. thank you
Banker, received reply, thanks. I asked THREE questions, you answered ONE question- the FIRST one. Many Lending Club lenders themselves don't ask questions; instead they read lender-borrower Q/A exchanges, scutinizing evasie, incomplete, omitted answers to lenders legitimate questions asked. Let's try this again: QUESTION TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: Usually 250 loans listed, today 365 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demands are rarely successful. Advantageous to accept 80 or 90 percent ($15 - $16K) fixed interest, term limited, partial loan because after 6-months current payments, you're automatically eligible to relist unfunded $, or can list new loan purpose and $ amount.) Lender 505570 U S Marine Corps Retired	sorry for my confusion and partial answer to question. we are looking at paying it back in 5 years. it would be nice to pa off early but dont want commit to that. we will accept any part that funds and will adjust our projects accordingly
please explain delinquency 2 yrs ago.	I do apologize but i do not recall any delinquency. If there was one it was an accidental oversight

Member Payment Dependent Notes Series 696580

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696580	$6,000	$6,000	13.06%	1.00%	March 28, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696580. Member loan 696580 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,800 / month
Current employer:	angelo elia	Debt-to-income ratio:	13.71%
Length of employment:	6 years	Location:	pompano beach, FL

Home town:
Current & past employers:	angelo elia
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	9
Revolving Credit Balance:	$368.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here. my position is executive chef, i run four italian restaurans here in south florida. The name of the restaurants is Casa D'Angelo. and i make 6,800$ a month + bonuses at the end of the year. This is my income and i live by my self. Thanks!

Member Payment Dependent Notes Series 696672

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696672	$16,000	$16,000	19.74%	1.00%	March 23, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696672. Member loan 696672 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	GetWireless, LLC	Debt-to-income ratio:	21.02%
Length of employment:	6 years	Location:	Minneapolis, MN

Home town:
Current & past employers:	GetWireless, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/19/11 > I am applying for a loan to help restart a beverage business we started in 2010. We had to apply for further licensing and so were shut down for several months (this was an issue with the FDA that applied to all manufacturers of this beverage). We were turning a profit by July of 2010 and have just landed a deal with Lunds/Byerly's, a grocery store/wine store chain in Minneapolis, MN. We are cash tight after the layoff but anticipate quick growth to where we were last year. I am maintaining my full-time job, my wife is also gainfully employed and we will have no problem with payments...even if the business struggles. Thanks very much for your cosnideration.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,910.00	Public Records On File:	1
Revolving Line Utilization:	74.60%	Months Since Last Record:	102
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
HI, I'm interested in funding your loan, but I have a few questions first. 1) What was the public record on file 102 months ago? Divorce? Bankruptcy? 2) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month 3) What do you do for GetWireless? Is it a retail outlet? I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Thank you for your questions...I am applying for a loan to help rebuild the business I started in 2010 - We had immediate success out of the gate in the spring of 2010, turning a monthly profit by August 2010. But then we,hit a big of a snag with new licensing guidelines and had to shut down for several months. After several months "on hold" we are now just getting back. I am seeking a loan to help "re" start-up. Be advised that we have had had success, and with spring and summer around the corner look to reclaim our success. Thanks for your support.
Hello, Could you list the balances and APRs you wish to refinance? Also what steps are you taking to limit future accumulation of unsecured debt?	Thank you for your questions...I am applying for a loan to help rebuild the business I started in 2010 - We had immediate success out of the gate in the spring of 2010, turning a monthly profit by August 2010. But then we,hit a big of a snag with new licensing guidelines and had to shut down for several months. After several months "on hold" we are now just getting back. I am seeking a loan to help "re" start-up. Be advised that we have had had success, and with spring and summer around the corner look to reclaim our success. Thanks for your support.
Hi, can you tell us a little about why and what you would like to do with this loan.. thanks and best wishes.	Thank you for your questions...I am applying for a loan to help rebuild the business I started in 2010 - We had immediate success out of the gate in the spring of 2010, turning a monthly profit by August 2010. But then we,hit a big of a snag with new licensing guidelines and had to shut down for several months. After several months "on hold" we are now just getting back. I am seeking a loan to help "re" start-up. Be advised that we have had had success, and with spring and summer around the corner look to reclaim our success. Thanks for your support.
Can you please detail what debts you are paying off and their APRs? Also, what do you do for a living? Thanks	Thank you for your questions...I am applying for a loan to help rebuild the business I started in 2010 - We had immediate success out of the gate in the spring of 2010, turning a monthly profit by August 2010. But then we,hit a big of a snag with new licensing guidelines and had to shut down for several months. After several months "on hold" we are now just getting back. I am seeking a loan to help "re" start-up. Be advised that we have had had success, and with spring and summer around the corner look to reclaim our success. Thanks for your support. PS - To answer your question, I have full-time employment as an office manager in addition to the small business.
I would like to support your loan, Please remember that it is everyday people helping you out. Who dont get their money back if you default unlike some big bank on a corrupt system. Good luck on your loan and hope everything works out!	Thank you for your questions...I am applying for a loan to help rebuild the business I started in 2010 - We had immediate success out of the gate in the spring of 2010, turning a monthly profit by August 2010. But then we,hit a big of a snag with new licensing guidelines and had to shut down for several months. After several months "on hold" we are now just getting back. I am seeking a loan to help "re" start-up. Be advised that we have had had success, and with spring and summer around the corner look to reclaim our success. Thanks for your support.
I am interested in financing your loan. Please list the outstanding debts you intend to pay off with this loan with balance and interest rate. e.g... Citibank $3500 22% BofA $5000 16%	Thank you for your questions...I am applying for a loan to help rebuild the business I started in 2010 - We had immediate success out of the gate in the spring of 2010, turning a monthly profit by August 2010. But then we,hit a big of a snag with new licensing guidelines and had to shut down for several months. After several months "on hold" we are now just getting back. I am seeking a loan to help "re" start-up. Be advised that we have had had success, and with spring and summer around the corner look to reclaim our success. Thanks for your support.
Hi, Can you give us a little description of why you want the loan and what the public record was? Thanks and best wishes.	Thank you for your questions...I am applying for a loan to help rebuild the business I started in 2010 - We had immediate success out of the gate in the spring of 2010, turning a monthly profit by August 2010. But then we,hit a big of a snag with new licensing guidelines and had to shut down for several months. After several months "on hold" we are now just getting back. I am seeking a loan to help "re" start-up. Be advised that we have had had success, and with spring and summer around the corner look to reclaim our success. Thanks for your support.

Member Payment Dependent Notes Series 696937

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696937	$25,000	$25,000	19.74%	1.00%	March 25, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696937. Member loan 696937 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	MarketStrike	Debt-to-income ratio:	1.83%
Length of employment:	10+ years	Location:	Seattle, WA

Home town:
Current & past employers:	MarketStrike
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > This loan will allow me to expand a small business I recently started. The funds will make it possible for me to implement the first phase of an integrated sales and marketing plan to secure new customers. My credit history is good and my spouse and I recently were approved for a refinancing of our home mortgage, because of that solid credit history. The gross monthly income for our household is substantially higher than our financial obligations. Meeting the payments for this loan will present no difficulties. My job and my spouse's job are very secure. We've been at our employers for 10 and 16 years, respectively.

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,409.00	Public Records On File:	0
Revolving Line Utilization:	93.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at MarketStrike, and will you retain your job there after you start your business?	I'm Director of Marketing, at MarketStrike, and I will retain my job there after starting my business.
Would you give more details about the business? How much of your money do you have invested in the business? Why will it be successful?	I've invested roughly $20,000 in my business as of this point. The business will focus on outsourced sponsorship sales for business-to-business events and marketing programs. Most companies and associations that conduct conferences and other events desperately need people who can secure sponsors. And their in-house staff usually doesn't have the time or the expertise to do this. My new company will provide outsourced sponsorship sales for organizations conducting events and conferences. They won't have to sell exhibit packages and sponsorship packages for their events; we'll do it on their behalf and in return, we'll retain a significant percentage of that revenue.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance on our home is $394K. We do not have a HELOC. The current market value of our home is $462K.
Please verify your income with Lending Club (support@lendingclub.com), and I will be happy to help fund your loan. Thanks!	Lending Club is now verifying my income.
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	Lending Club is in the process of verifying my income.

Member Payment Dependent Notes Series 697099

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697099	$14,000	$14,000	15.28%	1.00%	March 23, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697099. Member loan 697099 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Metroplitan Transit Authority	Debt-to-income ratio:	4.64%
Length of employment:	3 years	Location:	BRONX, NY

Home town:
Current & past employers:	Metroplitan Transit Authority
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,425.00	Public Records On File:	0
Revolving Line Utilization:	69.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please describe your monthly budget by category (sources of income, housing, food, etc...). Do you use financial software like Mint.com? Do you have a fallback plan to continue making payments if unexpected expenses or loss of income occur (401k loan, family member help, ability to take on housemate / renter)	The Monthly budget is $3800 a Month, if Loss of income or Unexpected expenses occur I have a 401k avaliable....
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1- I'am a BO ( Bus Operator) For New York City Transit Department of Buses (MTA Bus) . 2- No. Its only what i Earn from my Job. 3- The Gross Monthly income in my household is $6200 the loan might be paid in two years and 7months
Please list all debts owed, to whom, and at what % rates. Thank you.	the Amount of debts that i have are 3 two credit cards from Citi Bank and a loan From Citi Financial. Credit Card #1 is 17.49% Credit Card #2 17.49% and the loan is 19.50%
What is it you plan on using the requested funds for?	to pay off Debts and to change my car
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? Is this loan sufficient to cover all debt?	Monthly Expenses. Rent Expense= $875.00 Cable,Phone and Internet Expense is $130.00 Electric Expense is an average of $189.00. Food Expense is about $500.00 Insurance Payment is $318.00 credit card payments $ 409.00
Revolving credit balance is 5500, but you are requesting 14,000.. any additional debts going to be paid with this loan Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? DO you have any other loans apart from CC loans ? If you have spousal income please specify approx ?	Credit Card #1 is a citi Bank Card, the Balance is $3400 at a 17.49 % Interest Rate and the Monthly Payment that I Make in This Account is $140.00 Credit Card #2 is another Citi Bank Card, The BAlace is $1800 at a 17.49% Rate and a Monthly Payment of $140.00 The Loan that i Have is Trhough Citi Financial, The Balance is $3500 at a 18.50% with a monthly payment of 129.00
Please give details of the debt you want to payoff! Thank you	Two Credit CArds and a Loan. Two Credit Cards from Citi Bank and a loan from Citi Financial
Hi. You have not entered a description for this loan besides Debt Consolidation. Could you please list the debts that will be consolidated with this loan, their interest rates, and the minimum monthly payments? The loan amount is for $14,000 but LC has your revolving debt at $5425. What will the other $9,000 go to (sorry if this is answered in my earlier question. Lastly, what are the three inquiries for? Thanks.	the debts that i have are two credit Cards from Citi Bank and a loan from Citi Financial. the Credit Card #1 3400 interest 17.49 monthly payment 140.00 Credit Card #2 BAlance is 1800 interest 17.49 Monthly payment 129.00 the other 9000 would be to change my car..
Hi, I am interested in contributing to your loan, can you itemize your debt obligations that the loan is going toward? thanks.	the loan is going toward the paymnent of two credit cards and a loan from citi financial.......

Member Payment Dependent Notes Series 697215

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697215	$16,000	$16,000	13.06%	1.00%	March 24, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697215. Member loan 697215 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Lime Rock Partners LP	Debt-to-income ratio:	18.59%
Length of employment:	< 1 year	Location:	Wappingers Falls, NY

Home town:
Current & past employers:	Lime Rock Partners LP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,812.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Current principal balance on the mortgage is $102,000 and the approximate value of the home is $105,000
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	The debts I am paying with this loan are as follows: Mastercard balance $7800 interest rate 16.99%, currently paying about $550 to $600 monthly, although I could be paying less, I am trying to actually retire the debt and pay principal. Amex balance $8000 interest rate 14.99% currently paying about $350 a month which would pay it of in 36 months. Neither of these credit cards are being used any more and I am just trying to pay them off. I work as an accountant. A very stable profession with tons of job opportunities.

Member Payment Dependent Notes Series 697219

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697219	$35,000	$35,000	17.88%	1.00%	March 23, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697219. Member loan 697219 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	World Wide Technology	Debt-to-income ratio:	5.19%
Length of employment:	3 years	Location:	Freeburg, IL

Home town:
Current & past employers:	World Wide Technology
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > The loan information provided does not include my wife's income as she is self-employed in the medical field. The requested funds are to add to what we have saved ourselves for a pool & fence for our children to enjoy. We have half of the funds needed & are requesting a loan for the other half. Our daughter is on the local swim team & would get the most benefit from a pool. We appreciate your time & consideration.

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	29
Revolving Credit Balance:	$13,046.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 697280

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697280	$25,000	$25,000	16.02%	1.00%	March 23, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697280. Member loan 697280 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	U.S.Postal Servive	Debt-to-income ratio:	20.31%
Length of employment:	10+ years	Location:	Dallas, TX

Home town:
Current & past employers:	U.S.Postal Servive
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > I've been at my job 25 years very hard worker,just bought a house and afew things arouse i had to take care of.

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,065.00	Public Records On File:	0
Revolving Line Utilization:	36.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Any additonal household income not listed above?	I have a disabled roomate who pays 350.00 a month
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 250 loans listed, today 357 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY because AON (ALL-OR-NONE) borrower demand rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($20 - $23K) fixed interest, term limited, partial loan and pay off higher APR interest debts. After 6-months current payments, you're automatically eligible to relist unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Mail carrier Single income family 70,000 yearly yes i would pay back early
What is it you plan on using the requested funds for?	combine all my bills in 1 payment
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe 100,000. I bought it at 20,000 below market value @ it is worth 160,00
In NUMBER OF Y-E-A-R-S, How long do you inted to service this loan?	3.5 years
In NUMBER of Y-E-A-R-S, How long due you intend to service this loan?	3.5 years
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make that task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	9,700.00 -12% 7,500-12% 1,600-%15% 1,500-23% 900.00-18% 1,300-12% 500-18%
Your Debt-to-Income (DTI) = 20.31%. Please list the ~$1,100 in debt payments you are making each month (in addition to your mortgage).	300truck, 211bankofamerica,150loan,350 DallaspostalCU,350 min payment on 4 credit cards
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. Thanks.	4500.00monthly 871 mortage 300 truck 100 utilities 70 phone 20 internet 500 insurance every 6 months truck-motorcycle loans- 9500-12% 5000-6% 2000-18% 1300-15% 1300-15% 500-20% 600-15% 300-15%
Hello, Could you list the balances and APRs you wish to refinance? Also what steps are you taking to limit future accumulation of unsecured debt?	9500-12% 5000-6% 1300-15% 1300-15% 2000-18% 600-15% 500-15% 500-15% I moved into a house back in Sept 2010 @ A/C unit went out on me plus a few other minor things I had to fix Then my truck needed some major work. It all hit me at once, I usually don't have this much debt
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. Thanks.	4500-net 871-house 300-car 100-utlities 500-ins every 6 months truck-motocycle 70-phone 20 internet loans- 9500-12% 5000-6% 1300-15% 1300-15% 2000-18% 500-18% 600-15% 500-15%
what are your balances and the APRs that you are paying off with this loan?	9500-12% 5000-6% 1300-15% 1300-15% 600-15% 500-15% 500-20% 1500-23%
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo). IMPORTANT, DO NOT OMIT APR'S! Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? Thank You	9500@12%-211.00 7000@12% -300 1300@15%-100 1300@15%-100 600@15%-75 500@15%-75 500@18%-75 1500@23%-130
Most of the loans you are consolidating are at a much lower interest than the 16% LC loan. Why pay higher interest?	you add up all of them together @ sometimes I can only the pay the mim payment it will take forever to pay off if all together I can get it paid off faster

Member Payment Dependent Notes Series 697371

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697371	$17,000	$17,000	17.14%	1.00%	March 23, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697371. Member loan 697371 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Pacific Ambulance	Debt-to-income ratio:	22.87%
Length of employment:	4 years	Location:	Lake Forest, CA

Home town:
Current & past employers:	Pacific Ambulance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > I am consolidating all of my bills in order to pay less interest and apply more to the debt. I have a solid job. However, if I were to lose my job, being I live with my parents, they would help me out with the payments until I find another job. If you have any questions, please let me know. Thank you.

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	32
Revolving Credit Balance:	$6,121.00	Public Records On File:	1
Revolving Line Utilization:	41.10%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the debts and interest rates which you will be consolidating, thanks.	My debts include a bank loan and credit cards with interests rates ranging from 14.40% - 26.99%.

Member Payment Dependent Notes Series 697566

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697566	$20,050	$20,050	17.51%	1.00%	March 25, 2011	March 25, 2016	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697566. Member loan 697566 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Day wireless	Debt-to-income ratio:	24.31%
Length of employment:	3 years	Location:	Portland, OR

Home town:
Current & past employers:	Day wireless
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > Debt consolidation loan requested to pay off some cards and holiday expenses.

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,809.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) What is the balance of the mortgage loan and any HELOC/2nd you owe on your home? 4) What is the current market value of your home? (use zillow.com if unsure) 5) How long do you actually intend to keep this loan? Thank you.	Thank you for considering funding my loan request. Holidays and a trip to Hawaii for my 40th birthday have caused me to feel over-extended and I've gotten off track in my quest to be debt free in 24 to 30 months. I'll be paying the following cards: Barclay's $3500, 16.99% min $120 US Bank $4600 16.99% min $150 Chase $7600 15.4% min $200 Credit Union Visa $4500 11.9% min $150 I have a couple of other cards, but they carry very low balances and will not be consolidated. The cards are already shredded, although the accounts are open, as long term open accounts are better for my credit record than simply closing them. I own a home with my long-term girlfriend valued at ~$290,000, which was refinanced about 15mos ago, Owing ~$280,000.We have no 2nd or HELOC on it. Appraised value on it is ~$295,000. My portion of the mortgage (PITI) is $950. I applied for a 60month term on this loan to give the most flexibility, but as stated above, my intent is to be debt-free by Jan 1, 2013, so my monthly payments for this will likely be double the minimum. For what it's worth, I have a perfect payment history going back decades. I'm carrying balances so my score is lower than it was prior to the holidays, and my trip. Thanks for you consideration, and don't hesitate to ask for clarification on any matter.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Our house was refinanced one year ago at $289,000. It appraised at ~$295,000. Current balance owing is ~$283,000. There is no 2nd mortgage or HELOC on the home. Current market value, per the appraiser is ~$295,000. Thanks for your consideration.

Member Payment Dependent Notes Series 697942

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697942	$20,000	$20,000	15.65%	1.00%	March 28, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697942. Member loan 697942 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	HomeProHub, LLC	Debt-to-income ratio:	6.38%
Length of employment:	1 year	Location:	Campbell, CA

Home town:
Current & past employers:	HomeProHub, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Here is why I would be an excellent investment for you: ? I have bought and sold two homes, both for a profit. ? I have never been delinquent on any account for a loan. ? I own both of my automobiles. No car payments. ? I have a credit score over 750. My wife?s credit score is even higher than that. ? I own my own business, which was recently given an evaluation over $2,000,000 ? My company is virtually debt free. We have raised over $200,000 in seed funding. ? My wife is a marketing manager at Cisco Systems and earns over 100,000 a year.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,627.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is HomeProHub, LLC and what do you do there?	Hello CriticalMiss, I have been trying to answer this question since you submitted it, but apparently each of the versions I have submitted have contained what Lending Club considers personally identifiable information. So my apologies for the remedial language and brief answer to your questions. I am an owner and I run the company from an operational standpoint. I would recommend going to our site to learn more about the business. The site outlines the business model very well. Thank you, Aaron Garner

Member Payment Dependent Notes Series 697999

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697999	$35,000	$35,000	17.51%	1.00%	March 24, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697999. Member loan 697999 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Union Pacific Railroad	Debt-to-income ratio:	16.32%
Length of employment:	5 years	Location:	Arlington, TX

Home town:
Current & past employers:	Union Pacific Railroad
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > The goal is to have a simpler, happier, debt free - worry free financial future within 5 years, my wife and me are raising our granddaughter and determined to get this accomplished as soon as practicable. The funds will be used to consolidate all the high interest debt into one loan to save time and money. I am a God fearing principled man that makes me a good borrower and disciplined enough to accomplish this goal, "Semper Fi" I learned in my young manhood and live by that motto to this day. I work for a major railroad as a diesel locomotive electrician, the job is stable and the company is strong and is currently hiring. Gross yearly household income is $120k with an $1100/mo mortgage payment and two car payments totaling $600 all other household expenses fairly average. Borrower added on 03/11/11 > The goal is to have a simpler, happier, debt free - worry free financial future within 5 years, my wife and me are raising our granddaughter and determined to get this accomplished as soon as practicable. The funds will be used to consolidate all the high interest debt into one loan to save time and money. I am a God fearing principled man that makes me a good borrower and disciplined enough to accomplish this goal, "Semper Fi" I learned in my young manhood and live by that motto to this day. I work for a major railroad as a diesel locomotive electrician, the job is stable and the company is strong and is currently hiring. Gross yearly household income is $120k with an $1100/mo mortgage payment and two car payments totaling $600 all other household expenses fairly average.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	60
Revolving Credit Balance:	$14,541.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 250 loans listed, today 357 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY because AON (ALL-OR-NONE) borrower demand rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($28 - $32K) fixed interest, term limited, partial loan and pay off higher APR interest debts. After 6-months current payments, you're automatically eligible to relist unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Semper Fi, I too am a retired Marine 1) Diesel Locomotive Electrician: 2)household Gross yearly income is $120K: 3) 3-4 years is desirable and possible. 4) Yes, I would seriously consider accepting partial funding. Thanks for considering me.
Your Revolving Credit Balance: $14,541.00. But your loan money is 35000 for debt consolidation. Why do you need additional money for?	My spouse also has a student loan, medical/dental bills and unsecured debt totaling >$23K. We are preparing to go to court to adopt our granddaughter estimated to cost $10K.

Member Payment Dependent Notes Series 698012

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698012	$23,000	$23,000	18.25%	1.00%	March 24, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698012. Member loan 698012 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	Brookfield Properties	Debt-to-income ratio:	5.93%
Length of employment:	2 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Brookfield Properties
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > Hello Lenders, The reason I am seeking this is pretty straight forward. I want to trade my credit debt for a loan where my payments on the loan per month are much lower than my payments toward my credit debt every month and also consolidating my payments into one payment a month. I had applied for loans at 2 banks and was denied the loan because of the amount of credit that I currently have in use, and as the one lender mentioned, is a shame because the reason I want the loan makes sense. I want a manageable payment per month to help me remove my credit debt. The majority of my credit debt I accrued years ago and I feel I have just been paying interest at an unmanageable level. I am getting married in August, and I would like to be able to start saving for a home. This loan would allow me to start puting money into a savings toward that home loan, while having no more credit debt and one easy payment a month, instead of feeling like I am wasting money slowly burning down credit debt. Some reasons I am a good borrower: I have been employed at the same firm as an operating engineer for the passed 2 years. I have been working in the same field and same building 5 years this coming August. I changed companies 2 years ago for an increase in pay and position with more responsibility. My job is very stable. I am a union operating engineer in New York City for a major real estate firm. We have a crew of about 12 Engineers of which I am 6 in seniority ranking. Also our union contract was just renewed this year and will not expire for another 4 years. I have had loans in the past that have been payed off successfully. Those loans were for a college student loan, and for a Nissan Altima. My monthly budget is as follows: $1800-rent (This number will be decreasing come August 1st, 2011 as Market values for rent in my area have dropped and I plan on finding a place on a 1200 monthly rent budget) $89-phone $49-cable $115-electric $100-heat $24-renters insurance $300-Groceries I take home 4,400 every month for my normal working hours. If I work any overtime beyond that I get paid time and a half. If you have any questions please don't hesitate to ask. Borrower added on 03/10/11 > One lender has asked me for more detailed credit debt info, i.e. (number of debts, balances on each debt, apr, and monthly payment) if this is also information you would like to have please let me know. Borrower added on 03/10/11 > If you are curious to my previous employment record please ask. I can go back as far as my employment immediately following college. I have a BA in psychology if you are interested to know. Borrower added on 03/17/11 > Lenders, I have answered two questions in regards to my pay stubs and my pay verification. Just in case these documents are not easily seen on my profile (as i have gotten questions and posted answers but I do not see them here). I am going to give some more information of my earnings. I have been working in the same union for the passed 4.5 years. The past two years my net pay was 102,000 and 94,000 last year. I hope this information helps your confidence in my loan.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,663.00	Public Records On File:	0
Revolving Line Utilization:	82.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, For whom and for how long were your previous two employers? Thank you!	Hello, My previous employer was Jones Lang Lasalle. I worked as a Critical Systems Engineer for the Goldman Sachs account. That was from 2006 to 2009. Prior to that I had worked for Prudential Douglas Elliman as a real estate salesperson in 2005.
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank You	Here are the list of credit debts I have: cc#1=2,704.19@27%-$71 cc#2=4,325.21@17.9%-$108 cc#3=5,601.79@19.8%-$150 cc#4=6,122.65@29.9%-$116 cc#5=1,828.01@0%(until 7/1/2011) I do not have any other outstanding debt beyond these cards. I plan on not using my cards. As I try to make all of my purchases on debit or cash right now. I plan on paying off the loan ahead of schedule. I am currently taking steps to reduce my month to month cost of living. GIven that my contributions to the loan will definitely exceed the minimal monthly payment. I would like to have it paid off in full in less than 3 years if possible.
Please verify your income with Lending club, this will help to get you fully funded.	Thank you for the comment. I had sent two of my most recent pay stubs to LendingClub at noon yesterday. I am hoping they will post soon as the system will be down from 4pm to midnight. Thank you for the comment I will make sure to follow up on it. I also made a note that my one pay stub is not reflective of my normal 2 week salary as I had taken vacation days and also had a sick day on that pay stub. It is short about $500 When you look at my YTD Gross and Net Earnings, it is obvious to tell that it is a rogue check. Do you have an other recomendations for information that lending members would find important to have when determining whether or not my loan is a good investment?
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	I had sent my two most recent pay stubs to lendingclub.com on March 11th. I spoke to them on the phone today and they said that these documents are available for viewing for lending members. Lenders please let me know if this is still not the case.

Member Payment Dependent Notes Series 698052

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698052	$2,000	$2,000	10.37%	1.00%	March 28, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698052. Member loan 698052 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	palms	Debt-to-income ratio:	3.96%
Length of employment:	1 year	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	palms
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$82.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 698163

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698163	$35,000	$35,000	20.48%	1.00%	March 24, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698163. Member loan 698163 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	JPMorgan Chase	Debt-to-income ratio:	23.43%
Length of employment:	4 years	Location:	Wylie, TX

Home town:
Current & past employers:	JPMorgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > This loan will be used to consolidate high interest credit card debt as well as increase the value of my home by improving the kitchen and downstairs bathroom. Borrower added on 03/17/11 > I am a good candidate because during my entire credit history, I have never had a late or missed payment. I have paid off 3 cars, 2 personal loans, and 1 student loan. Most recently, using my work bonus and tax return, I paid off 2 more credit cards, 1 student loan, and my wife's car. The existing credit card balance is a result of balances being transferred from my parent's debt due to them "winging" my younger brother's college and medical expenses (cancer treatment). Being that they are retired with limited income, combined with the fact that my younger brother had already maxed out his financial aid and had no medical insurance, they could not take out a consolidation loan on their own. As they are nearly 70 years old, I did not want them to have to go back to work. Ideally, I would have preferred to take out a home equity loan since my home was valued at just over 225K when I purchased it. I had paid this down considerably since then, but recently refinanced it due to much lower rates (nearly 4% lower than my original rate). During the refinance process, I found out that due to current market conditions my home only appraised at 172K . Although I still owe 137K on the house, I assumed that I could take out 35K from the remaining equity - however, in Texas, you can only take out 70% of your home's total equity (appraised value). 24,500 was not enough to consolidate debt AND make renovations to my kitchen and bathroom - a friend of mine told me about LendingClub and thought that I would give a try. I am an excellent low-risk investment and a strong ROI potential because I have good, extensive credit and employment history with absolutely no blemishes on my record. I also have a home that will only gain (re-gain) value over time. Thank you for considering my loan. Please help me and my family move on with our lives.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,222.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
can you please list your credit card debt with their balances and their interest rates. Also please mention which cards you plan to pay off with this loan.	Mastercard:21000@9.9% Bestbuy:3000@23% The bids I received for work in kitchen and bath are between 8,000-10,000. Ideally I would have opted for a home equity loan but I did not have enough equity in the house to take out full amount also I prefer fixed loan installment versus using a credit card. I have credit history extending more than 14 years and have never missed or have been late on a payment. During that time, I paid off 3 car loans, 2 personal loans and 1 student loan.
What is your position with JPMorgan Chase?	I am a vice president in the role of senior software engineer.
Could you list your monthly break down of expenses so we can see how this payment will fit inot your budget?	Monthly Net 7432.00 1st part of the month net - 3716.00 mortage 715.00 escrow 300.00 auto insurance 160.00 groceries 200.00 savings 500.00 auto gas 160.00 city water 50.00 city utility 50.00 electricity 200.00 investments 500.00 datenights 200.00 Mid-Month remaining balance 681.00 2nd part of the month net- 3716.00 car 755.00 Lending Club -estimated 1,000.00 groceries 200.00 roth savings 400.00 phone 150.00 auto gas 160.00 datenights 200.00 savings 500.00 cable 100.00 security monitoring 60.00 homeowners assoc 50.00 EOM remaining balance 822.00
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	Income verified as of 15 March 2011.
Why would you pay down your Mastercard balance of 21000@9.9% with a loan that you'll be paying 20.48%? Seems to me like you'll be losing money on that.	Yes. You're absolutely right. I asked myself this exact same question. That's actually a typo. It should be 19.9%. But, yes, still lower than the requested loan rate and therefore an excellent question. I found that benefits of installment loan was worth any cost difference for the following reasons: Paying approximately 555/month on the credit card it + cost of monthly payments to pay off the best buy card at 100/month + cost of renovations if I took out a home equity loan 300/month - would take me approximately 59 months to pay off the balances (955/month out of pocket). Versus an installment loan @ 937/month. For life of loan I would lose ~$812. I'm okay with this because it gives me 1 payment to keep track of and it raises my credit score significantly. Ironically, this was the other contributing factor in my decision because the original home equity loan I requested had a high interest rate - the reason stated by the lender was that I had high balances on revolving credit. 3 pts was the difference between good rate versus excellent rate. That said, if I actually pay the same 955/month on the installment loan versus the ~$937. It would take me 58 months to pay off the installment loan ---1 month sooner than the credit card scenario noted above. In which case, I actually save $955.

Member Payment Dependent Notes Series 698305

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698305	$29,700	$29,700	16.40%	1.00%	March 25, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698305. Member loan 698305 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,042 / month
Current employer:	Klein ISD	Debt-to-income ratio:	8.41%
Length of employment:	7 years	Location:	Spring, TX

Home town:
Current & past employers:	Klein ISD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > I am going to purchase existing vending routes that are proven to be profitable. I have a steady job. I have a proven track record of paying bills on time.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,246.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you elaborate what the vending route is and what it will do and will it make enough to cover this loan payment?	Am example of a route that I want to buy: Two locations. Net profit: $1,000/ month. Example 2:Three location route. Net profit: $1,300/month. I would purchase other vending routes like these as well.

Member Payment Dependent Notes Series 698313

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698313	$25,000	$25,000	16.40%	1.00%	March 24, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698313. Member loan 698313 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Union Bank	Debt-to-income ratio:	7.70%
Length of employment:	6 years	Location:	San Francisco, CA

Home town:
Current & past employers:	Union Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/11 > I will use these funds to consolidate all of my outstanding debt. I am a great borrower because I take pride in fulfilling my financial obligations, especially repaying money that was lent to me in good faith. My expendable income (monthly net salary minus monthly expenses) is about triple the amount of this requested loan monthly repayment amount. My job is extremely stable as I have been with the same company for six years, and recently received a second promotion, this one into the executive ranks. Thank you to those who have funded this loan request, your investment in me will be rewarded.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,894.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank You	1) All debts are being consolidated, four outstanding balances (L = line of credit / loan): CC#1 = $2155@10% - $22mo , CC#2 = $3748@22% - $72mo , L#1 = $3890@16% - $121mo , L#2 = $8634@16% - $243mo 2) Upon receiving the loan, I will be paying off all balances in full. The two credit cards will be kept open for credit history purposes only, no balances will be kept. 3) At this time I am fairly certain I will keep this loan for the duration of the 60 month term. I chose a loan amount and monthly payment I am very comfortable with in order to maximize my consolidation efficiency.
can you provide an explanation on what Loan#1 and Loan#2 are being used for? Also, when adding all the amounts you listed $18.5K in debt. Can you describe what the use will be for the remaining $6.5K you are asking for? Thanks, Pepe	Both loans were used to assist family members that had come across hard times, and I was/am in a very financially-stable position to help them. The first loan ($5,000) wasn't sufficient, which necessitated a second one ($10,000). The reason I chose a loan amount larger than the outstanding amount is because I decided that if I am going to take this step of consolidation, which will extend the timeframe of my debt repayment another 5 years, I want to have the leeway to make other improvements to my finances during that period (for example, put a larger portion of my salary towards contributiing to my 401K).
It looks like most of the loans you plan to pay off are at a lower interest rate than thsi LC loan. Why pay a higher interest rate?	The rate differential is minimal, it comes out to about an extra $150 a year in payments. That's a small price to pay to eliminate the annoyance of having 4 outstanding balances, as well as the issue I touched on earlier, making this not only a consolidation but a major positive shift in my overall financial health.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Are you the sole wage earner? Thanks.	I am the sole wage earner, with a monthly net income of $4,000 and monthly expenses of $2,200.
Hi, Can you provide your NET monthly income and detail your monthly expenses? (ie. rent, car payment, insurance, groceries, utilities, gas, transportation, other loan payments, miscellaneous expenses, etc.) Also, if you have other loan payments, please specify how much if any of those loan payments will be eliminated by consolidation into this lending club loan. Thank you!	I am the sole wage earner, with a monthly net income of $4,000 and monthly expenses of $2,200. All outstanding debt will be consolidated: CC#1 $3,748 CC#2 $2,160 L#1 $3,890 L#2 $8,634
thanks for your quick response. i will be helping to fund your loan today. good luck with your consolidation and please do not let us down. thank you!	Thank you for having the confidence to invest in me, I am sincerely honored. Honestly, you can consider this an excellent investment.
Hello borrower, I am very interested in financing your loan. However can you answer these questions which I know may take some time to answer: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (6) Please provide the Balances and APRs of the debts you have? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. This method is preferred and may lead to more money invested in your loan. Thank you in advance! This website is secure and has been approved by Lending Club to verify debts. This is of the major sticking points for potential lenders, as they want to assess the risks of lending to potential borrowers. (7) This is the last and MOST important part of me funding your loan. Can you verify your income with lending club? I want to fund your loan but verifying your income is necessary. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income and you might need to hint to the credit review staff member that you WANT to verify your income PROACTIVELY. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Answering ALL these questions is a vital part of me funding your loan as I am emailed back when you answer these questions and I am able to keep track of individuals who take an active approach to getting his/her loan funded. Also, answering these questions will give other investors confidence to invest in your loan as they are more informed. Thank you for your time.	1) I am Asst. VP of Technology, so I oversee projects aimed at improved efficiency throughout the company, usually involving research and development of automating current manual processes. 2) I live in a single-person household, so my income and expenses are mine alone. 3) I chose a loan amount/payment that I am very comfortable with, so I intend to follow the five year timeframe for repayment (full term). 4) 60% probably wouldn't be sufficient for me to accept the loan, 80% is probably the minimum for me. 5) I rent my apartment, so I have no mortgage obligation. 6) Four outstanding balances (L = line of credit / loan): CC#1 = $2155@10% , CC#2 = $3748@22% , L#1 = $3890@16% , L#2 = $8634@16% 7) It makes sense that income verification wouldn't a loan funded much faster, I will take the steps to do so with Lending Club, thank you for the advice.
Hi, tough question here, but, why is your salary so low? A VP earning $75k in SF?	My title is Assistant Vice President (AVP). The salary range starts at $75k, up to about $110k, and VP is the next step up from there. Admittedly, the salary levels aren't exceptionally impressive, it somewhat comes down to trading stability and future opportunities for immediate compensation. At other companies, the same position may pay better, but where I am has a lot of room for growth. Also, while colleagues of mine are being "let go", I'm being promoted, because my company is loyal to the employees that demonstrate themselves to be an asset, regardless of the external economic landscape. In other words, I choose 75k and professional stability over 90k and wondering whether the company quarterly loss will result in me being laid off.
Thanks for very speedy response. When you speak of colleagues being let go, do you mean your employer is having layoffs? Another person requested you use https://www.readyforzero.com/snapshot Did you try that website? It will give lenders confidence in your financial numbers.	I meant friends and acquaintances at other larger institutions being fired, which my employer has not had to do. I did check out that recommended website and will be verifying my financial figures with Lending Club so as to expedite more funding.

Member Payment Dependent Notes Series 698333

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698333	$12,000	$12,000	18.99%	1.00%	March 24, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698333. Member loan 698333 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,266 / month
Current employer:	APS HealthCare	Debt-to-income ratio:	12.99%
Length of employment:	1 year	Location:	enola, PA

Home town:
Current & past employers:	APS HealthCare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > Thank you! Borrower added on 03/14/11 > If anyone has any questions id be happy to answer them. Borrower added on 03/20/11 > We are getting so close. Please help! Borrower added on 03/21/11 > Just over a 1/3 of the way there... please help me to get closer... 80%.... :) Borrower added on 03/21/11 > Just over 2 days left.please consider helping me reach my goal Borrower added on 03/22/11 > I have found 2 vehicles ~10,000 can you please help me get there??? Borrower added on 03/23/11 > We are SOOOO close.... 1,000 to go with one day!!! Anything closer to the original goal is FANTASTIC... Please, Please help!

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	15	Months Since Last Delinquency:	10
Revolving Credit Balance:	$217.00	Public Records On File:	1
Revolving Line Utilization:	72.30%	Months Since Last Record:	95
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Reason for Delinquincies? Why such a short term employment history?	My delenquincy reason was related to my divorce. No excuse... but the reason. Also. i only have a short employment history with APS. I worked for Capital Blue Cross from 2000 to 2010 until I obtained the current management position. I hope this answer your questions, please let me know if I can answer anything else for you.
Welcome to Lending Club. I'm interested helping finance your loan. My FIVE questions are: ONE: Reason for Chapter 7/13 Bankruptcy filing 95-months ago? a-n-d What was filings final disposition? TWO: What is your position with current employer? (B-R-I-E-F job description) THREE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. FOUR: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FIVE: Usually 250 loans listed, today 345 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demands rarely successful. Advatageous you to accept an 80, or 90 percent ($12 - $14K) fixed interest, term limited, partial loan because after 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Good morning, 1. Reason for the bankruptsy was related to a divorce. No excuse but a reason. The final disposition, was forgiven? Not sure what all it entails. 2. My position is the Manager of Telephonic Disease Management. I manage a group of licensed nurses and non licensed personnel who help our member control and improve their health. 3. My salary includes both my annual salary and received child support. It does not include my spouses salary. Annual salary is ~85,000 4. I would like to pay off the loan in 2-3 years. I hope to be able to find a used car that i can drive now and pass along to my daughter when she is old enough to drive. The ability to accept funding will depend on the final amount and the availbility of a vehicle. I do not anticipate any issues. Thanks so much for your questions, if you have any additional questions please let me know.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Current balance on my home is ~ 168,000 per Zillow, fair market value in our area is ~160,000 if I read the site correctly. Hope this helps...
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	I'm not sure how you would like me to verify my income? Please let me know.

Member Payment Dependent Notes Series 698404

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698404	$20,000	$20,000	15.28%	1.00%	March 23, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698404. Member loan 698404 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,197 / month
Current employer:	usps	Debt-to-income ratio:	0.95%
Length of employment:	6 years	Location:	freemansburg, PA

Home town:
Current & past employers:	usps
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	43
Revolving Credit Balance:	$1,448.00	Public Records On File:	0
Revolving Line Utilization:	12.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 250 loans listed, today 357 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY because AON (ALL-OR-NONE) demands are rarely successful. Advantageous to accept 80 or 90 percent ($16 - $18K) fixed interest, term limited, partial loan because after 6-months current payments, you're automatically eligible to relist unfunded $'s or list new loan purpose, $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. i am mailhandlaer in united states post office. 2. no, it's just mine. house hold yearly income $78000.00 3. 3-4 4. yes, why not, your help is very important to me. thanks. i will give you all the documents you need to verify my identity and job. i have every good credit history and stable job to pay your loan and i don't lie you can trust me. i will pay on time, its my promise to you. i need money between $16k-$20k. i hope i will help me with it. thanks again
Please describe the home improvements you intend to make with the proceeds of this loan.	finished basement with baby room and laundry room.
Please explain the 2 credit inquiries within the past 6 months. Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	total balance on my house is $141000 and current value of my house is $173500.00 using zillow.com.
Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure)	yes, i own the house. my current total balance i owe to bank is about $141000, and current market value of my house is $173500.00 using zillow.com. pulse i don't have any car loan or any kind of loan, i have two car both are paid off. i hope i answered your question. thanks

Member Payment Dependent Notes Series 698407

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698407	$13,650	$13,650	10.00%	1.00%	March 23, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698407. Member loan 698407 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	M.C. Gill Corporation	Debt-to-income ratio:	6.90%
Length of employment:	10+ years	Location:	Pasadena, CA

Home town:
Current & past employers:	M.C. Gill Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > This loan is to pay-off a new roof on my house and some credit card debt which is now above 25% apr. This loan would save me $200/mo and help me pay-off my debt faster. I am very dilligent about making my payments on time. I've worked as an enigneer at my company for 15 years. My job is stable, we are a major supplier to Boeing and Airbus. I bought a house 3 yrs ago and would like to consolidate some of my home improvement debt.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,644.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the balance on the credit card you'll be paying off and what is its monthly minimum payment?	Two credit cards, 1) balance = $4300 monthly payment = $150 (25% apr) 2) balance = $3900 monthly payment = $150 (30% apr) One home improvement loan 3) roofing loan balance = $18,500 mo. payment = $335 (17.49% apr)

Member Payment Dependent Notes Series 698418

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698418	$30,000	$30,000	16.40%	1.00%	March 24, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698418. Member loan 698418 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	RealPage Inc	Debt-to-income ratio:	11.45%
Length of employment:	1 year	Location:	frisco, TX

Home town:
Current & past employers:	RealPage Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > This loan will assist with our debt consolidation and be a great help to manage our finances better while my wife is in school and I work two jobs. I am an excellent borrower because I have never been late on any payment, bill or credit card and have paid two car loans in the past early by budgeting and managing my finances. My monthly budget with the assitance of the loan will be on schedule. I have created an excel spreadsheet for the next 18 months of budgeting, down to the penny. My job at RealPage, Inc is the best job I have ever had because the work is challenging, the poeple are great but also the company is constantly growing and acquiring on average of three companies a year. Thank you!! Borrower added on 03/17/11 > Also this loan will provide me the opportunity to completely pay off debt with 4 creditors and consolidate 4 payments into one with a much better APR. Thanks again.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,351.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list balances, APRs, and monthly payments for the debt you will consolidate with this loan. thanks!	Good Morning, CC balances Chase - 13k = APR 21.99%, Monthly Payment $225 CITI - 10k = APR 18.99% Monthly Payment $175 First National Bank Omaha - 6k = APR 21.99% Monthly Payment $150 Best Buy - 3k = APR 24.99%, Monthly Payment $100 These monthly payment amounts are barely making a dent in my balance. Thank you and please let me know if you have any other questions.
What specific steps are you taking not to incur more debt? [eg, I've been purchasing $10 lottery tickets every week and I've now decided not to purchase any more lottery tickets in my life; I suddenly woke up one day realized a 20 year old unimprssive looking but functional TV is much better for me than a snazzy new one that impresses my friends; my wife and I have vowed never to go into Nordstroms or even Macys again until all our debt is repaid, and instead get our fashions at Walmart and the Goodwill store; or whatever you have been doing that you now have committed to do differently and exactly what "differently" means to you. Thanks.	Thank you for the interest and the question. Our plan to not incur more debt is to keep one credit card between the two of us and to only use in an emergency (medical or other). Also to make a comprehensive budget for food, utilities, bills, etc. For example a max of $60 grocery bill a week. No fast food or eating out except once a month. To use less gas I take the bus to work. Removed all extra channels on cable TV. Also instead of grabbing a coffee in the morning from Starbucks, I make my own at home and that saves me $120 a month. Also instead of buying name brands at the grocery store, I have realized generic or store brand tastes the same or better and is less. Use the coupons in the Sunday paper for groceries. Again thank you for the interest and I take my debt seriously.
Wow, that's the kind of borrower I like to see! I am investing in you, please really stick to your plan, it's a sound one. Also, I suggest you call your cable provider at least once a month to tell them you are switching to their competition unless they find you some promo [and renegotiate before the promo ends!]. Also, Safeway brand coffee [ground or whole bean] often goes on sale for as low as $4 per 12 oz and it's just as good as Starbux [I particularly recommend their Sumatra!]. Good luck paying down your debt -- I'm counting on you!	Thank you very much

Member Payment Dependent Notes Series 698538

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698538	$15,000	$15,000	16.02%	1.00%	March 23, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698538. Member loan 698538 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Northwestern Mutual	Debt-to-income ratio:	21.56%
Length of employment:	10+ years	Location:	Capistrano Beach, CA

Home town:
Current & past employers:	Northwestern Mutual
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > I am using this loan to pay off an existing loan with Lending Club, my vehicle loan and another loan that I have. I would like to just have one monthly payment, which will be less and give me piece of mind that the car is finally paid off.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	56
Revolving Credit Balance:	$3,272.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? Is this loan sufficient to cover all debt?	Hello- I will be using this loan to consolidate an existing loan with Lending Club $5,500 and another loan I have with CitiFinancial for $8,999. I was going to use for my car too, but they lowered the amount I can ask for, so it will just be for the two loans. My other bills are: Rent $850.00, Car $362.00, Car, Renters & Legal Insurance $125.00, Phone & Internet $110.00, Food & Gas vary per month and monthly church & other donations $150.00. Thank you!
What is the loan ID# of your previous Lending Club loan?	It is 512397.
What is the interest rate on your CitiFinancial loan? Your previous Lending Club loan is at 8%. Why are you paying that off with this loan, which is 16%? If the answer is the convenience of having just one payment, it's just as convenient if you have automatic payments set up. Also, if you keep the previous LC loan, you'll end up paying around $750 in total interest on that $6000 balance, whereas if use this loan to pay it off, you'll end up paying around $2750 in interest. It seems like a better idea would be to just immediately pay back around $6k to this loan after it issues, and keep your previous Lending Club loan. You'll end up paying way less interest that way.	Hello. I'm not able to remember the interest rate on the CitiFinancial loan, but my main goal is to have one payment. I will be saving a good bit having one payment. Thanks for your advice :)
Hi: I'm interested in your loan but can you explain the delinquency 56 months ago that is showing up on your credit report? Thanks!	Hello- I was a bit crazy with credit cards at that time and had a hard time paying. I gave all my cc debt over to a debt consolidation company to have them pay. I assumed I was all caught up, but it ended up not catching up and doing what they call a "trailing late" even though I was paying. I needed to give them extra and didn't know. It was my bad, not the debt company.

Member Payment Dependent Notes Series 698691

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698691	$14,000	$14,000	10.37%	1.00%	March 25, 2011	March 26, 2016	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698691. Member loan 698691 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	City of Washougal	Debt-to-income ratio:	15.09%
Length of employment:	4 years	Location:	Vancouver, WA

Home town:
Current & past employers:	City of Washougal
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/11 > The purpose of this loan is to pay for a medical procedure and required medications. This loan will be used to pay for a medical procedure this not covered by our insurance (which is considered pretty good), and the associated medications. We will use the rest to pay off our only car loan. The monthly payments for this loan would be similar to what we have been paying monthly on our car note. Our financial situation is stable though we have a higher DTI than we would like. One of us has worked full time for a municipality since 2006. Since 2004, the other has managed the daily operations of our small business, which we purchased in January, 2010. This business was established in 1978 and has great growth potential. We have chosen not to take a salary from our business until at least 2013.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,111.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 250 loans listed, today 345 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($11 - $13K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for your interest in this loan and taking the time to ask clarifying questions. 1) I am a Code Enforcement Officer. I enforce the portions of the City's Municipal Code that are not covered by Police, Fire, and Public Works. These things would include nuisance, zoning, and property maintenance issues. 2) My gross monthly income is $4,575 and this is also our household's gross monthly income. We own a small business and have chosen to put all proceeds back into that business until 2013. 3) We intend to have this loan paid in full in 3 1/2 to 5 years. 4) We would accept a loan at this intetest rate that is around 80% funded.

Member Payment Dependent Notes Series 698719

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698719	$15,000	$15,000	10.37%	1.00%	March 28, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698719. Member loan 698719 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	DISH Network, LLC	Debt-to-income ratio:	13.57%
Length of employment:	< 1 year	Location:	Denver, CO

Home town:
Current & past employers:	DISH Network, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,174.00	Public Records On File:	0
Revolving Line Utilization:	57.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 698760

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698760	$28,000	$28,000	16.40%	1.00%	March 24, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698760. Member loan 698760 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$22,917 / month
Current employer:	Black Gold Industries	Debt-to-income ratio:	6.80%
Length of employment:	10+ years	Location:	OXNARD, CA

Home town:
Current & past employers:	Black Gold Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > Cash for the purchase of our family home. I have worked at my present job for over 14 years. My income has steadily increased over time even during this current downturn. With a diverse customer base in the public and private sector we will remain stable as a company. After taxes we bring home approximately 15K our current monthly budget is approximately 8k. the increased mortgage payment will be offset by our mortgage deduction. We are buy a home to raise our kids and this one is perfect!

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,056.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
There is a possibility that the mortgage interest rate deduction could be eliminated in the near future. If this were to happen, how would this affect your ability to manage all of your finances? Thank you.	Not at all. Without the deduction our monthly payment is well within our budget. With the deduction we are able to justify the purchase and subsequent mortgage costs with current rental costs. Without the deduction renting makes more economic sense. But since we are purchasing a home to raise a family and stay rooted within the community those increased costs seem less important.
Do you plan on paying this loan off early or carrying it to term?	At this point we are planning on carrying the loan to term.
Are you working with lending Club to get your loan status approved?	Yes. I have just submitted the last of the requested documentation.
What is Black Gold Industries and what do you do there?	Black Gold Industries is an Environmental Management Firm specializing in Hazardous waste management and Environmental clean up. I am the Vice President of Business Development.

Member Payment Dependent Notes Series 698766

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698766	$28,000	$28,000	18.62%	1.00%	March 24, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698766. Member loan 698766 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,204 / month
Current employer:	n/a	Debt-to-income ratio:	9.84%
Length of employment:	n/a	Location:	Placentia, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	46	Months Since Last Delinquency:	8
Revolving Credit Balance:	$5,043.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please show how this payment fits in your monthly budget.	My mothly income is $ 5204.00 and would fit in there nicely
Details on source of income please. Thank you!	Teamsters Pension, VA Pension and Social Security.
Retiree, Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 250 loans listed, today 345 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demands are rarely successful. Advantageoous to accept an 80 or a 90 percent ($28 - $31K) fixed interest, term limited, partial loan because qfter 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. No and $5204.00 Monthly 2. Full Term 3. three years 4. Yes would accept 60% But not less than that.
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	I sent to credit@lendingclub.com my 4506-T form on 3/11/11 to verify my income thru my income tax forms for 2009/2010. Hope that helps :)
Would you please give us an detailed explanation of your 2 delinquencies in the last two years with one being 8 months ago? Thank you	My ex-girlfriend wanted me to co-sign for a house she wanted to buy and I did just that in 2004, We broke up in 2005. Last year 2010 she let the house go into forecloser and since I'm on the title it went on my record. I never made a payment or put any money toward the house. She did that all on her own and now it went on my credit report as two delinquencies and now my credit isn't good. I'll never do that again!!

Member Payment Dependent Notes Series 698921

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698921	$9,000	$9,000	19.36%	1.00%	March 24, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698921. Member loan 698921 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Richard King Insurance Agcy	Debt-to-income ratio:	6.17%
Length of employment:	2 years	Location:	MIAMI, FL

Home town:
Current & past employers:	Richard King Insurance Agcy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/11 > I only want to pay my debts faster.... I am responsable and pay on time... please help me!

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	16
Revolving Credit Balance:	$6,275.00	Public Records On File:	0
Revolving Line Utilization:	92.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How does this payment fit in your monthly budget?	GREAT because I can consolidate ALL MY DEBTS with this monthly payments. My current monthly payments are higher at the moment and I want to consolidate all my debts faster. Hopefully someone can help me. I am a responsable person who pays on time. Thank You!
1. can you explain the delinquency from just a little more than a year ago? 2. can you list the debts you are going to pay with this loan, the amounts & interest rates please.	My husband was the one who took care of my payments at that time and when I realized that he was late I started taking care of my payments since that date I am never been late. I also want to divorce and get out of my debts as soon as possible. Like I said before I am a responsible person and I pay on time. I tried to send more than the minimum payments on my credit cards but I need a Fixed Loan to pay them faster. I paid approximately $560.00 in Credit Cards monthly. I will appreciate if the loan of $20,000 will be available for me because I can afford the monthly payments without a problem, with that amount I could paid ALL MY DEBTS including a personal loan that I have and my monthly payments are $240.00 and I will still saving money and pay my debts quickly. I just promoted at work. I am working for an Insurance company and also I just started earning commissions so in reality a make more than $35,000. Again I am a responsible person that makes payments on time, but I need your help to start over. Credit Cards 4,400.67 ??? 29.99% 1,410.31 ??? 15.24% 5,767.06 ??? 26.08% 1372.19 ??? 26.99% Total Amount of Debts in Credit Cards : $12,950.23

Member Payment Dependent Notes Series 698937

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698937	$20,000	$20,000	21.59%	1.00%	March 24, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698937. Member loan 698937 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Morrow-Meadows Co.	Debt-to-income ratio:	6.79%
Length of employment:	2 years	Location:	Long Beach, CA

Home town:
Current & past employers:	Morrow-Meadows Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,621.00	Public Records On File:	0
Revolving Line Utilization:	99.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Chase-$980.89-$58 Discover Card-$12,425.62-$249 Capital One-$3,665.52-$94 Macy's-$1578.82-$52
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank You	Chase-$980.89@29.99%-$58 mo. Discover Card-$12,425.62@20.24%-$249 mo. Capital One-$3,665.52@17.9%-$94 Macy's-$1578.82@24.5%-$52 2) once I get the loan I plan on cancelling my cards and leaving one open for emergency... 3) I plan on paying off the loan in the next 2 years...
What is Morrow-Meadows Co. and what is your position there?	Morrow-Meadows is one of the largest union electrical contractors in California, and I'm a Journeyman Wireman...
Do you have any hope/plan to buy a house in the foreseeable future?	I do have a house, that's the main reason I want to consolidate my debt and pay if off. the house is in my parents name because when I got it 7 years ago, when I was 20, I did not have the credit and stuff to get the house in my name. Now that I can, I need to clear up my debt so I can transfer the loan to my name. Hoping to be able to do it with in the next 2 years...
What is the mortgage balance and value of the house that you own. Are you paying the mortgage now as well as rent?	House is worth 380k and owe 225k. I only pay the mortgage, but it might as well be rent since I get no benefit from it right now...
With this loan, the monthly payment would be about $100 more than you currently pay, and the weighted average of your interest rates is lower than the interest rate you are getting on Lending Club. Why do you want to consolidate this debt?	making those payments will take more then 5 years to pay off my credit cards. those are the minimum payments for the cards, I try to send the most I can every month...but with this loan I know that at the most it will take me 5 years to pay off, but trying to get it paid off in the next 2 years...

Member Payment Dependent Notes Series 699004

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699004	$1,800	$1,800	9.63%	1.00%	March 25, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699004. Member loan 699004 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	United States Postal Service	Debt-to-income ratio:	6.41%
Length of employment:	10+ years	Location:	Jacksonville, FL

Home town:
Current & past employers:	United States Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > Initial investment in wholesale to retail business

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	48
Revolving Credit Balance:	$3,630.00	Public Records On File:	0
Revolving Line Utilization:	34.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 699030

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699030	$25,000	$25,000	15.65%	1.00%	March 25, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699030. Member loan 699030 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	United States Navy	Debt-to-income ratio:	21.99%
Length of employment:	9 years	Location:	San Diego, CA

Home town:
Current & past employers:	United States Navy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > I plan on using the funds for debt consolidation. I am a good borrower because I have a great credit history and I always pay my bills on time. My monthly budget is in good order and enables me to pay bills in a timely fashion. My job is stable because I am in the military, I have a guaranteed pay check every two weeks and the longer I am in the military the higher my pay becomes.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,929.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: U S Navy current: Rank? Pay Grade? ETS date? (MM/DD/YY) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 250 loans listed, today 357 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($20 - $23K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for the greetings. My answers to your questions: ONE: I am currently an E-6/FC1, My ETS is next year however I will be re-enlisting in the next couple months. TWO: My gross monthly income is approximately $6500 counting my spouse. THREE: I selected a 5 year loan but plan on paying the loan off within 3 years. FOUR: I would like to have 100% funded to consolidate all my bills under one loan anything less would not fulfill my financial goals. I understand less interest would be paid long term with a smaller loan but I am requesting a certain amount to put all my debt in one basket. Thank you for your time and Semper Fi.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	The plan is to pay off my wife's Captiol One Card at $1000- she currently pays 100 a month, her Bank of America Card at $1900 she pays 150 a month. My Bank of America Card at $11,700- I pay 300 a month, a Discover personal Loan which is $8200-I pay 350 a month and a furniture loan through GE for $2200 which I pay 200 a month. Thank you for your consideration.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks.	Net monthly income is approximately $5800. That is the combined total between my wife and me. Monthly expenses: Rent $2000 Water $100 Power/Gas $70 Internet $50 Phone $188 Insurance $130 Car Payment $600 Discover Loan $335 Credit Cards approx $900 Student Loans $210 Storage Unit $60 Food/Fuel $500 Interest Rates for loans to consolidate: Bank of America credit cards Approx 22%- $13600 Capitol One Approx. 22%-$1000 Discover 11%- $8200 GE Credit Card 0% until October then it goes to 29%-$2200 Thank you for your consideration.
Please list APRs for the credit cards and loans. thanks!	Discover Loan is 11% Bank of America Credit Cards are 22% Capitol One is approx 22% GE Credit Card is 0% until October then will increase to 29%
Wouldn't it make more sense to keep your Discover loan as it is much cheaper than the one Lending Club is offering you? It's not in my interests to tell you this but you can save 4.65% fees just by keeping that loan.	I understand the possible savings of keeping my Discover loan, but at the same time I am trying to consolidate not only my debt but my wife's debt as well. In having just one combined debt that we both can pay towards made more sense in the long run to me, plus the overall payment towards one lump sum is much less than trying to individually spread the payments towards several debt items of different interest rates. Thank you for your consideration and question.
I am impressed with your detailed responses. I will help fund your loan. No response needed. Good luck.	Thank you all the same.

Member Payment Dependent Notes Series 699300

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699300	$26,000	$26,000	18.99%	1.00%	March 25, 2011	March 25, 2016	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699300. Member loan 699300 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	IBM	Debt-to-income ratio:	10.90%
Length of employment:	10+ years	Location:	Acworth, GA

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,989.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Here are the debts I plan to pay off with this loan: NAME OF MONTHLY CURRENT CREDITOR PAYMENT BALANCE APL (AUTO) $391.01 $4,217.94 APL (VISA) $99.00 $3,928.35 DISCOVER $143.00 $7,050.00 IBM (VISA) $98.00 $4,966.55 IBM (LOC) $223.00 $4,210.28
You have 16,989.00 in revolving credit but the loan is for 26K . What is the other 9K going to used for.	I have the following debts that I plan to pay off with this loan: CURRENT MONTHLY CURRENT LOANS PAYMENT BALANCE APL (AUTO) $391.01 $4,217.94 APL (VISA) $99.00 $3,928.35 DISCOVER CARD $143.00 $7,050.00 IBM CREDIT UNION (VISA) $98.00 $4,899.00 IBM CREDIT UNION (LOC) $223.00 $4,210.28
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 250 loans listed, today 345 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($21 - $24K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I am a Customer Account Manager for IBM. I currently manage all the US Federal Government leasing accounts funded thru IBM. My Gross Income does not include spouse, fiancee or partner. My monthly income varies due to number of hours work. The loan term I'm interested in is 5yrs and I will not accept a partial loan because the purpose of this loan is to consolidate all my bills into one.
What do you do at IBM? What are the interest rates of the debts listed above? Have you verified your income with Lending Club?	I manage all US Federal Government leasing accounts financed thru IBM. I have not verified my income with Lending Club. Here are the interest rates of the loans I listed above: 4.75% - APL Auto Loan 7.90% - APL Visa 18.99% - Discover 9.15% - IBM Visa 15.75% - IBM Line of Credit
Received your prompt reply; thanks. I read ALL Q/A exchanges, especially Lenders 546034 a-n-d RagTopMini (Retired Judge/Law School Professor; Financially smart person.). The major requirement to successfully manage IBM's U S Government leased accounts is that you're obviously sales savy person. That said, I am completely, totally, utterly confused why do you need (?) $26,000 Debt Consolidation loan? Why consolidate existing credit card debts, lines of credit, that have APR interest rates F-A-R B-E-L-O-W the 18.99 APR interest rate Lending Club loan charges? (Our loans actual APR nearer 21.50 pct APR interest rate when after the required loan origination fee is deducted from proceeds; but you repay loan based on GROSS $ actually funded by lenders.) It does NOT make financial sense to instead refinance just one existing debt, i.e., Discover's $7,050 balance currently 18.99 pct APR, which is LOWER than actual APR pct interest rate our loan would cost when loan origination is fee considered. You name the reasons and can I assure you that we lenders have heard it from potential borrowers of every stripe. Only reasons I could remotely fathom why you want this loan are twofold: (1) Because too difficult for you to remember to write multiple checks every month. IF that be the case, then sign up for on line banking Bill Pay Programs; pay your bills automatically using ACH Direct Debit payments and (2) You're accustomed to paying only bare bones MINIMUM monthly payments on all existing debts which would explain why you cannot make financial headway paying down existing debts. Save yourself LOTS of unnecessary interest $ expense by paying your bills on line and pay always more than minimum $ monthly amounts. Over and out. Lender 505570 U S Marine Corps Retired	Hello U.S. Marine Corps Retired. First, I am not a sales savy person. I support the Sales team on these US Government leased accounts after they've won the deals. Secondly, the purpose of this loan is to consolidate all my current debts into one monthly payment and lower my monthly payment. I would save approx $280.00 a month on this loan which I could use toward home improvements. Lastly, I do pay all my bills via Bill Pay.
I would like to support your loan, Please remember that it is everyday people helping you out. Who dont get their money back if you default unlike some big bank on a corrupt system. Good luck on your loan and hope everything works out!	Hi Member 642770. I completely understand your concerns and thank you so much for funding my loan.
Despite my MD, PhD, JD (attorney) and Stanford Masters in Business, I do not understand your answer, for the following reason. Your currently APL Auto loan of $4,217.94 at 4.75%, plus APL Visa $3,928.35 at 7.90%, plus IBM Visa $4,899.00 at 9.15%, plus $4,210 IBM LOC at 15.75% generate a total yearly interest (on a total principal of $17,156) of $1,614. You propose to replace this $17,156 of low-interest debt with a LC club loan at a rate of 18.99%, which will cost you $3,258 in interest. Assuming it costs nothing more to check off 5 bill-pays each month instead of 1 bill pay, why do you think that paying $1,600 in interest (that%u2019s just for the first year!) will save you money? Please help me to better understand your reasoning so I can help fund your loan. I have a deadline (to get my %u201Cbonus%u201D) for investing a large amount I just added to LC and your credit record is attractive to me, but I must get a better sense of where my money is going, and why, before I can invest with you.	Hi Member 657310. I understand your concern, however my goal here is to lower my monthly debt. Although this loan is 18.99%, it will save me over $200 a month which I can use toward home improvements. Secondly, in 5 years I can be debt free (excluding my mortgage). The average credit card takes more than 5 years to pay off.
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	Hi member 584013. Thank you for helping fund my loan. I just spoke with Lending Club support and my income was verified on March 14th.

Member Payment Dependent Notes Series 699567

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699567	$16,000	$16,000	14.91%	1.00%	March 24, 2011	March 25, 2016	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699567. Member loan 699567 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Armistead Mechanical, Inc.	Debt-to-income ratio:	12.48%
Length of employment:	3 years	Location:	Elmwood Park, NJ

Home town:
Current & past employers:	Armistead Mechanical, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > 25 + years as commercial plumber, specializing in Pharma industry. Even when new construction is slow, people always need a plumber! Would like to pay off high interest cards as quickly as possible w/one monthly payment.

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1982	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,554.00	Public Records On File:	1
Revolving Line Utilization:	42.50%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	My wife's Barclays Bank Free Spirit Mastercard which has a $12,382.18 balance and a $155.91 monthly minimum, as well as her Capital One Bank Mastercard with $4,471.77 balance and a $108.00 monthly minimum payment.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Our current 1st mortgage balance is approx. $291,000. Our 2nd mortgage balance is approx. $32,000. We recently (within past 6 weeks) had a market analysis done by 3 different Realtors (thought about putting our home on the market) who all came in at around $340 or 350, 000. Each of them told us that the information on the home value calculators on-line was not up to date with improvement we have made. When we originally took out the mortgages we have our home appraised at $430,000. but in the current economy, we have lost value.
1. For EACH debt you plan to pay off with this LC loan, please provide the Lender, the Amount, the RATE [IMPORTANT -- RATE!] and the MinMoPayment, e.g.: Chase, $5,500, 9.9%, $75, -- etc. Please do NOT just say "I already gave this info" -- obviously, if you did, I don't see it, so humor me! RATES are important. 2. If there are additional debts you do NOT plan to pay off with this LC loan, please also provide the details, making SURE to clarify which ones you WILL pay off and which you will NOT pay off if fully funded. 3. Please explain "record" 105 mo ago [NB: some borrowers claim to have "no idea" why their records show delinquencies, this does not give lenders confidence ...] Thanks	I was asked basically the same question by 4 people over the weekend and I am now going over all of my cards and rates and will get back with an answer shortly. I was busy over the weekend and only saw these questions and didn't want anyone to think I was ignoring them.
What are the current rates on the debt you are refinancing? Thanks.	Well, after finally sitting and going over everything with a fine tooth comb, I've found that the largest debt that my wife had wanted me to pay off with this loan, actually has one of the lowest rates of all of our cards so if we buckle down and make extra payments without using that card (it's already been cut), we could actually pay it off without taking out the LC loan at what actually turns out to be a higher rate. That being said, THESE are our highest rate cards and what I would be paying off with this loan: Household Bank Mastercard: Bal of $1,952.66 @ 14.9% with a $46 monthly minimum payment. Lenscrafters/GEMB Revolving Account: Bal of $1,204.09 @ 29.99% with a $41.00 monthly minimum payment. Capital One Mastercard : Bal of $4,179.40 @ 17.90% with a $109 monthly minimum payment, AND Citibank/Expedia Mastercard : Bal of $4,744.48 @ 15.24% with a $103.56 monthly minimum payment. So if my loan funds at $12,080.00, I would be willing to take a smaller loan as I now see I don' t need the $16,000.00 unless the loan bid down the interest rates slightly less as our next highest interest rate card is an American Express card with a balance of $2,495.00 @ $13.24% with a monthly minimum payment of $50.00. I also imagine that the interest rate would come down if I accept a 36 month term? The monthly salary shown on my account does not include my wife's annual salary of $42,500.00, it is just my salary shown. The total GROSS monthly household income is $11,040.00. Last year was slightly less as I was out on unemployment for several weeks. The public record was a bankruptcy in 2002. Although we have ALWAYS paid our bills on time we waited much longer than we should have (according to the bankruptcy lawyer, anyway) paying two mortgages because we could not sell our first home for anywhere near what we had built it for and finally would have financially collapsed if we had not walked away from it through the bankruptcy procedure. My wife's two parents were both struck by serious disabilities and we needed to move back to NJ where we both grew up in order to care for them hands-on. We bought an older home and built a handicapped accessible addition on for my in-laws. While trying to sell our home in PA, where we had lived for 10 years prior to this, we found that we had been duped in the late 1980's by an unscrupulous Eastern PA bank who was working in cahoots with a land developer and subsequently ripped off thousands of young couples like my wife and I who wanted a piece of the American dream and were willing to build and work up to 2 hours away in order to afford home ownership. We found out through a HUD investigation begun a few years after moving into our first home, that the piece of property we had purchased for $30,000.00 was only worth a little over $9,000.00. We could not get the mortgage lender to see that we had a hardship because of my in-laws severe medical conditions and they would not entertain a short-sale, so we spent 3 years trying to rent out the home while renters did not pay and wrecked our beautiful home, and we continued paying the mortgage. We only declared bankruptcy in order to get out of that mortgage, as a last resort and with great and profound sadness and shame that we would not be able to keep our clean financial record. But we did everything we could to establish a new record, while raising our three young children and taking physical care of my in-laws and now have a credit rating almost equal to what it was pre-bankruptcy and will never do that again! My mother-in-law went into a nursing home in 2008 and my father-in-law just passed away this Christmas, so we are looking forward to getting rid of some of our credit card debt and getting back on track for our retirement savings now that our children are grown and we do not have the physical responsibility for my in-laws care anymore.
Plumber Foreman, Welcome! I'm interested to help finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans.) TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 300 loans listed, today 4255 are listed; all won't 100 percent fund. When your listing expires, IF 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($13 - $15K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan financially favorable, alternative option you should seriously consider in event loan does not 100 pct fund.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Well, after finally sitting and going over everything with a fine tooth comb, I've found that the largest debt that my wife had wanted me to pay off with this loan, actually has one of the lowest rates of all of our cards so if we buckle down and make extra payments without using that card (it's already been cut), we could actually pay it off without taking out the LC loan at what actually turns out to be a higher rate. That being said, THESE are our highest rate cards and what I would be paying off with this loan: Household Bank Mastercard: Bal of $1,952.66 @ 14.9% with a $46 monthly minimum payment. Lenscrafters/GEMB Revolving Account: Bal of $1,204.09 @ 29.99% with a $41.00 monthly minimum payment. Capital One Mastercard : Bal of $4,179.40 @ 17.90% with a $109 monthly minimum payment, AND Citibank/Expedia Mastercard : Bal of $4,744.48 @ 15.24% with a $103.56 monthly minimum payment. So if my loan funds at $12,080.00, I would be willing to take a smaller loan as I now see I don' t need the $16,000.00 unless the loan bid down the interest rates slightly less as our next highest interest rate card is an American Express card with a balance of $2,495.00 @ $13.24% with a monthly minimum payment of $50.00. I also imagine that the interest rate would come down if I accept a 36 month term? The monthly salary shown on my account does not include my wife's annual salary of $42,500.00, it is just my salary shown. The total GROSS monthly household income is $11,040.00. Last year was slightly less as I was out on unemployment for several weeks. The public record was a bankruptcy in 2002. Although we have ALWAYS paid our bills on time we waited much longer than we should have (according to the bankruptcy lawyer, anyway) paying two mortgages because we could not sell our first home for anywhere near what we had built it for and finally would have financially collapsed if we had not walked away from it through the bankruptcy procedure. My wife's two parents were both struck by serious disabilities and we needed to move back to NJ where we both grew up in order to care for them hands-on. We bought an older home and built a handicapped accessible addition on for my in-laws. While trying to sell our home in PA, where we had lived for 10 years prior to this, we found that we had been duped in the late 1980's by an unscrupulous Eastern PA bank who was working in cahoots with a land developer and subsequently ripped off thousands of young couples like my wife and I who wanted a piece of the American dream and were willing to build and work up to 2 hours away in order to afford home ownership. We found out through a HUD investigation begun a few years after moving into our first home, that the piece of property we had purchased for $30,000.00 was only worth a little over $9,000.00. We could not get the mortgage lender to see that we had a hardship because of my in-laws severe medical conditions and they would not entertain a short-sale, so we spent 3 years trying to rent out the home while renters did not pay and wrecked our beautiful home, and we continued paying the mortgage. We only declared bankruptcy in order to get out of that mortgage, as a last resort and with great and profound sadness and shame that we would not be able to keep our clean financial record. But we did everything we could to establish a new record, while raising our three young children and taking physical care of my in-laws and now have a credit rating almost equal to what it was pre-bankruptcy and will never do that again! My mother-in-law went into a nursing home in 2008 and my father-in-law just passed away this Christmas, so we are looking forward to getting rid of some of our credit card debt and getting back on track for our retirement savings now that our children are grown and we do not have the physical responsibility for my in-laws care anymore. And P.S. for you, our middle son is a proud Marine, aged 23, and serving as a reservist at the current time. Thanks for the tips too.
Hmmm. For whatever reason, Lender 654423 NEVER asks for rate info, so I always have to ask the almost-same Q again! *Sigh* OK, so here goes: (RATE info for what you're currently paying on each CC compared to LC loan is IMPORTARNT to me and many other Lenders). Could you please detail, separately for each CC, Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo)	Well, after finally sitting and going over everything with a fine tooth comb, I've found that the largest debt that my wife had wanted me to pay off with this loan, actually has one of the lowest rates of all of our cards so if we buckle down and make extra payments without using that card (it's already been cut), we could actually pay it off without taking out the LC loan at what actually turns out to be a higher rate. That being said, THESE are our highest rate cards and what I would be paying off with this loan: Household Bank Mastercard: Bal of $1,952.66 @ 14.9% with a $46 monthly minimum payment. Lenscrafters/GEMB Revolving Account: Bal of $1,204.09 @ 29.99% with a $41.00 monthly minimum payment. Capital One Mastercard : Bal of $4,179.40 @ 17.90% with a $109 monthly minimum payment, AND Citibank/Expedia Mastercard : Bal of $4,744.48 @ 15.24% with a $103.56 monthly minimum payment. So if my loan funds at $12,080.00, I would be willing to take a smaller loan as I now see I don' t need the $16,000.00 unless the loan bid down the interest rates slightly less as our next highest interest rate card is an American Express card with a balance of $2,495.00 @ $13.24% with a monthly minimum payment of $50.00. I also imagine that the interest rate would come down if I accept a 36 month term? The monthly salary shown on my account does not include my wife's annual salary of $42,500.00, it is just my salary shown. The total GROSS monthly household income is $11,040.00. Last year was slightly less as I was out on unemployment for several weeks. The public record was a bankruptcy in 2002. Although we have ALWAYS paid our bills on time we waited much longer than we should have (according to the bankruptcy lawyer, anyway) paying two mortgages because we could not sell our first home for anywhere near what we had built it for and finally would have financially collapsed if we had not walked away from it through the bankruptcy procedure. My wife's two parents were both struck by serious disabilities and we needed to move back to NJ where we both grew up in order to care for them hands-on. We bought an older home and built a handicapped accessible addition on for my in-laws. While trying to sell our home in PA, where we had lived for 10 years prior to this, we found that we had been duped in the late 1980's by an unscrupulous Eastern PA bank who was working in cahoots with a land developer and subsequently ripped off thousands of young couples like my wife and I who wanted a piece of the American dream and were willing to build and work up to 2 hours away in order to afford home ownership. We found out through a HUD investigation begun a few years after moving into our first home, that the piece of property we had purchased for $30,000.00 was only worth a little over $9,000.00. We could not get the mortgage lender to see that we had a hardship because of my in-laws severe medical conditions and they would not entertain a short-sale, so we spent 3 years trying to rent out the home while renters did not pay and wrecked our beautiful home, and we continued paying the mortgage. We only declared bankruptcy in order to get out of that mortgage, as a last resort and with great and profound sadness and shame that we would not be able to keep our clean financial record. But we did everything we could to establish a new record, while raising our three young children and taking physical care of my in-laws and now have a credit rating almost equal to what it was pre-bankruptcy and will never do that again! My mother-in-law went into a nursing home in 2008 and my father-in-law just passed away this Christmas, so we are looking forward to getting rid of some of our credit card debt and getting back on track for our retirement savings now that our children are grown and we do not have the physical responsibility for my in-laws care anymore. Just wanted to answer you personally, even though it will be the same thing on the public view for the others that asked the same question. Thanks.
Received reply, thanks. Loan is now $9,075 funded. IF you only need $12,080 loan then IMMEDIATELY contact Lending Club Member Support Department (support@lendingclub.com) and tell them to modify loan request from $16,000 to $12,080. After reviewing their existing CC rates, borrowers routinely modify (lower) their requested loan $ amounts. Eliminating $4,000 loan money that you don't need will save minimum $180 loan origination fee you won't be paying. Lender 505570 U S Marien Corps Retired.	Thanks for all of your help, I really appreciate it!

Member Payment Dependent Notes Series 699620

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699620	$16,450	$16,450	11.11%	1.00%	March 28, 2011	March 29, 2016	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699620. Member loan 699620 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Keiser University	Debt-to-income ratio:	24.62%
Length of employment:	3 years	Location:	North Port, FL

Home town:
Current & past employers:	Keiser University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > Professional Chef expanding business and needs capital to purchase a mobile kitchen. This concession trailer will be used to cater weddings, parties and vend at large festivals. The menu items to be sold out of the kitchen incude Shrimp & Grits, Asian BBQ, and much more. Borrower added on 03/16/11 > Currently, my wife and I both work full-time and I do catering and festivals on the weekends. Combined, my wife and I make just around $100,000 a year and can easily afford the monthly payment. I am a chef instructor at a culinary university and my wife is a systems analyst for an insurance company. We will not be depending on income from catering or festivals to pay for the loan. Unlike purchasing an automobile, many companies that sell used mobile kitchens/concession trailers require cash or checkdo not offer financing. I am looking to purchase model year 2006-2009. I don not wish to purchase new as I don't want to pay the depreciation. My business has been established for a year and I do have a food cart that enables me to do smaller events and parties. I need a larger unit to be able to cater larger parties and vend at large festivals with more than 15,000 people. Some of the festivals that I would like to enter have $40,000 attendees.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,482.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are you a chef at the university? Is this loan for a NEW small business? Please give more details.	Yes- I am a chef instructor at a university. I am classically trained and have my 4 year degree in culinary-hospitality management from one of the top culinary universities in the country. My business has been established for a year. I currently do catering for small-mid sized parties and vend at small local festivals. The equipment that I currently have can only accomodate small to medium events/parties. I need larger equipment in order to cater large parties and to vend at large festivals. I have 20 years in the business and before I became a chef instructor I managed a multi-million dollar restaurant for 5 years. I am happy to answer any additional questions.
I have the following question that will make me comfortable in terms of investing in your loan. Can you provide your mortgage remaining principal and the value of your home (please use zillow.com to determine). Thanks Pepe.	The remaining balance on our home is $145,000 and the replacement cost value (what out home is insured at) is $165,000.
Have you considered refinancing your mortgage to purchase this mobile kitchen? If that won't work, could you please provide a reason? It seems to me to be a much less expensive source of financing.	Great question- I have considered refinancing. However, I felt that it was actually a more expensive route. First, I have have already paid 7 years of my current mortgage. To refinance I would have to sign a 30 year loan- adding 7 more years to the life of the loan. Plus there would be a few thousand in closing costs. So although while the interest rate at face value would be less, I believe that the compounding interest plus the closing costs of the loan, make it a more expensive option.
im joe in phila i got a vending cart - food certificate - and im planning to get a garage[ philly license inspection is tough] got to have a garage that gets inspected by city license inspections before i can go in street and seel food from cart. can you offer me some start up tips before i go into street like : whats a good location ,what foods sell right way to boost earnings ,hiw about starting small[keep cost minimal]sell just dogs and coffee pastries ????? your experience has valu to me good luck i hope my loan helps you get equipment and helps grow your business joe	Hi Joe, I found that the key is to sell food that noone else is selling. So for example, I have a hot dog cart but I sell Shrimp & Grits out of it. You want a product that people will crave and seek you out. If your state regulations/license limit you to hotdogs, then location will be your key. You want a location that is near businesses that employ a large number of people. You want a lunch rush so do your research. It's pretty easy to find the largest employers in your area. Finally, when going through the licensing process it may be beneficial to hire a consultant. That's what I did. For a few hundred dollars I was assisted with filing the paperwork and what the inspection would entail. I was given invaluable information an passed with flying colors.
Just to let you know that I decided to fund your loan just because you gave such a nice answer to Joe. Good luck with your new endeavor! DragonLady	Thank you so much! It is greatly appreciated.

Member Payment Dependent Notes Series 699652

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699652	$15,250	$15,250	12.68%	1.00%	March 23, 2011	March 26, 2016	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699652. Member loan 699652 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Los Angeles Unified School District	Debt-to-income ratio:	29.08%
Length of employment:	5 years	Location:	Glendale, CA

Home town:
Current & past employers:	Los Angeles Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/11 > I plan on using the funds to pay off my credit cards (3 total) and go on a cash only basis. This is debt ?I accumulated through my time in college and would like to take care of it now. I am currently studying for the CPA exam, plus I am employed full-time with 5 years of seniority.

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,535.00	Public Records On File:	0
Revolving Line Utilization:	14.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 250 loans listed, today 345 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($12 - $14K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	What is your position with current employer? Job title Accounting Technician 2. Duties: Posting to general ledger, conducting accounts receivable for school police, billing schools for services. Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? I am single and the sole member of my household. Gross monthly income varies, normal range is 3200-3500 a month. Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? I do not anticipate taking the whole 5 year period to repay the loan. I anticipate my income to rise in the near future. My goal would be to be debt free before considering any improvement in standard of living. My ideal time frame to pay back the debt will be 2-3 years. I choose the 5 year option because the amount of 15k was not approved for a shorter time period. Usually 250 loans listed, today 345 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? I will consider 60+% loans. My goal is to know exactly what my monthly payment will be. Currently my credit card companies plan to raise my rates in the near future and I do not like the uncertainty of knowing what my rates will be. Thanks for the information you provided, I hope my answers helped as well.
Thanks for detailed reply. I could tell by your answers to my questions that you are Accounting Tech- very precise, 2 + 2 alwaus MUST equal 4, et al. FYI: I'll be investing in your loan. Lender 505570 U S Marinen Corps Retired E-8, Finance Chief	Anything to make this go smoothly. I honestly am sick and tired of credit cards and would rather pay real ordinary citizens my interest.
What is the current interest rates and amounts owed on the debt you wish to consolidate?	Card 1: Currently 0% slated to rise to 18.99% in April Amount $7,500.00 Card 2: Currently 1.99% slated to rise to 13.99% in May Amount $5,000.00 Card 3: Currently 0% slated to rise to 12.99% in 6 months Amount $ 4500
What is it you do at Los Angeles Unified School District?	Accounting Technician 2. Currently Interviewing for a Senior Financial Manager position.
Sounds good to me.......tell us about your wheels.....are you thinking of replacing them? In any case; we promise not to raise your interest%....seriously	No new car in the future. Current one I have is a lease and I have it for 2 more years. Payments are $250 a month.

Member Payment Dependent Notes Series 699714

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699714	$30,000	$30,000	19.74%	1.00%	March 28, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699714. Member loan 699714 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	ups	Debt-to-income ratio:	20.03%
Length of employment:	10+ years	Location:	AUGUSTA, GA

Home town:
Current & past employers:	ups
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	24
Revolving Credit Balance:	$7,143.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much do you owe on your home? Mortgage + HELOCs 2) How much is your home CURRENTLY worth? Use zillow.com for a free current estimate. 3) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month. Alternately, To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Do not own home, living with relative.I am currently paying 2500.00 a month to my creditors and hoping to consolidate and lower monthly bills.Never defaulted on any creditors and always paid on time.My problem is I have to much outstanding debt.
UPS truck driver, Welcome to Lending Club. I'm very interested helping finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 250 loans listed, today 365 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($24 - $27K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Only my income.Hoping to pay off earlier.Would like 100 percent but could be flexible.Trying to consolidate my debts to lower my monthly bills.I have always paid my creditors on time my, problem is I have to much outstanding debts.
RE: "My problem is I have too much outstanding debts," please share, with specifics, exactly what you did previously to incur "too much" debt, and exactly what you plan to do now to prevent this in future, other than refinancing your current debt. Tx.	Some of it was ran up by someone other than myself.I have stock I can sell first quarter of next year to help pay off alot of my debt.I also have motorcycle I am going to use the money to pay off, then sell, offers for motorcycle however need to have title in hand, then I will use that money to put towards my debt.I have been paying over 2500 a month and I f I can consolidate to 1200 I will be fine.
HI, You missed a question. 3) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month. Alternately, To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	cc1,7,200,25%,250,cc2, 18000,18%,580,cc3,10000,23%,400cc4,2100,17%,150.00.Georgia,85,000yearly,UPS,LIVE with relative no rent or mortgage.Trying to consolidate debt down to 1000.00 monthly and will be fine.Have been paying over 2500 last two years never missed payments.Also at first quarter of next year I ill have stock to sell to help with debt.Also 10000 debt is for motorcycle in will sell once I have title in hand I have had several offers however they are asking to have title.
Ill be happy to help fund your loan. Please keep in mind that it is everyday people looking to help you with a return. And if you default, we do not get bailed out in a corrupt system like the banks do. We lose out and lose trust in lendingclub and lose trust helping others with loans. Now i hope all the best for you! and your loan. Glad I could assist.	Thank You! Have no plans on defaulting

Member Payment Dependent Notes Series 699886

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699886	$25,000	$25,000	19.36%	1.00%	March 28, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699886. Member loan 699886 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Los Angeles County	Debt-to-income ratio:	19.98%
Length of employment:	7 years	Location:	Anaheim, CA

Home town:
Current & past employers:	Los Angeles County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > I have been in the same type of job since 1986. I have a master's degree. My credit report shows I have NEVER been late on any type of payment. I own my home as a single woman. Borrower added on 03/24/11 > thank you to all who have supported my funding request

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,128.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I financed $280K and make two payments per month. My balance is down to $270K. A home in my complex with the same floor plan just sold for $275K. They seem to hold their value pretty well.
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	I submitted my tax forms for 2010 showing $97,000 income and my last two pay stubs.
Custody Evaluator, Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. Yo've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 250 loans listed, today 365 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($20 - $23K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I am a single woman. The income is all mine. I also do occasionally work a part time security guard job and have additional retirement income from when my ex-husband was in the military. No cosigners, no one else's income would be considered. I will be receiving a lump sum inheritance and will be paying the loan off early, maybe two years. thanks for the best wishes.
Could you list what debts you are trying to consolidate? Please put items one per line, listing lender, balance, and interest rate. PS It looks like you only have $11k in debt but are asking for $25k. This can look suspicious to lenders, but is often just an error by the credit reporting agency. If you -do- have more debt but it doesn't show up here, there's a website that will list all your debts out for us -- without your name on it -- called ReadyForZero.com . Check it out. People that use it are very likely to see their loans get fully funded. Good luck	Hi Pizza, Checked out Ready For Zero. Cash Call - $5000 - payment approximately $485/mn Citifinancial - $4900 - payment approximately $250/mn Merrick Bank- $4600 - payment approximately $160/mn Citibank - $6000 - payment approximately $200/mn Chevron - $3500 - payment approximately $125/mn Howards - $1300 - payment approximately $35/mn Kohl's - $500 - payment approximately $25/mn thank you
Hi -- if you used checkedbyzero I think you can paste the URL here so we can see the site for ourselves. Also can you list interest rates on your various debts for us? Thanks	I checked out the website. I chose not to use it because they request your social security number. I am working out of town and don't have access to the information about interest rates at this time sorry.
You listed "cash call" as one of your creditors? What kind of debt is that? A credit card or loan of some type.	Cash call is a loan company. The percentage rate on that loan is over 35%.
Once the credit card accounts are paid in full, what do you plan on doing with the credit card accounts?	I would love to close the accounts but am told your credit rating takes a hit when you do that. So I will cut up the cards except one which I will need for travel.

Member Payment Dependent Notes Series 700028

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700028	$4,000	$4,000	5.79%	1.00%	March 24, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700028. Member loan 700028 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	n/a	Debt-to-income ratio:	28.18%
Length of employment:	3 years	Location:	trinity, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > Need more equipment to keep up with demand. Concession buisness at very busy local county park beach is booming.

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,940.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 700073

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700073	$12,900	$12,900	16.02%	1.00%	March 23, 2011	March 29, 2016	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700073. Member loan 700073 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	McGuireWoods LLP	Debt-to-income ratio:	10.89%
Length of employment:	3 years	Location:	Atlanta, GA

Home town:
Current & past employers:	McGuireWoods LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > Hi & thanks for reviewing my loan request. I'm looking to pay off 6 consumer credit / revolving credit accounts with a debt consolidation loan from Lending Club’s lenders. I have already applied & received approval for an unsecured loan for the same purpose from a national bank (approved but unfunded until the bank’s loan terms are accepted). Based on the high APR offered by the bank, I decided to check out Lending Club to investigate alternatives to traditional bank lending. Hopefully, paying off the credit cards covered by this loan request will help me to realize a boost in my credit score, while freeing up additional monthly resources for use in paying-down student loan debt. Thank you.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	62
Revolving Credit Balance:	$11,375.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide detailed information (lender, outstanding principal balance, interest rate and minimum monthly payment amount) for all debts to be consolidated with this loan.	Bank of America (Visa), $2904.00 balance, 17.99% APR, $92.00 min. monthly pmnt; Barclay???s Bank/Juniper (MasterCard), $1559.00 balance, 13.24% APR, $35.00 min. monthly pmnt; BMW Bank, N.A. (Visa), $987.00 balance, 20.76% APR, $31.00 min. monthly pmnt; Dell Financial Svcs (Merchant), $676.98.00 balance, 27.24% APR, $22.00 min. monthly pmnt; Home Depot (Merchant), $2874.58 balance, 15.00% APR, $280.00 min. monthly pmnt; Wells Fargo (Visa), $4041.98 balance, 15.99% & 21.15% APR, $105.00 min. monthly pmnt.
Would you detail your monthly expenses (mortgage, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? Will this loan cover all debt?	Monthly Expenses: Mortgage, Bank of America, $2047.00 monthly; Automobile, BB&T, $458.00 monthly; Home & Auto Insurance, ALFA Insurance Co., $78.00 monthly; Private Student Loans, Access Group & Wells Fargo Student Finance, $628.00 monthly; Consolidated Govt-subsidized Student Loans, Graduate Leverage, $840.00 monthly; Utilities - $225.00 monthly; Personal expenses (food, fuel, etc.) - $440.00 monthly. Credit Card Balances, Rates & Payments: (Note - loan proceeds shall be utilized to pay all of the following items) Bank of America (Visa), $2904.00 balance, 17.99% APR, $92.00 min. monthly pmnt; Barclay???s Bank/Juniper (MasterCard), $1559.00 balance, 13.24% APR, $35.00 min. monthly pmnt; BMW Bank, N.A. (Visa), $987.00 balance, 20.76% APR, $31.00 min. monthly pmnt; Dell Financial Svcs (Merchant), $676.98.00 balance, 27.24% APR, $22.00 min. monthly pmnt; Home Depot (Merchant), $2874.58 balance, 15.00% APR, $280.00 min. monthly pmnt; Wells Fargo (Visa), $4041.98 balance, 15.99% & 21.15% APR, $105.00 min. monthly pmnt.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Question 1: My current mortgage balance is $220,260.00. I have a 15 year mortgage with Bank of America, fixed at 4.25%. I do not owe a HELOC, 2nd mortgage, or other debt on my home. Question 2: I refinanced my home in September of 2010 to take advantage of lower interest rates (originally purchased in November, 2008). At the time of the refinance, the appraised value was $259,000 (this is the most recent appraisal).
Attorney, Welcome to Lending Club. I'm very interested helping finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 250 loans listed, today 345 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($10 - $11K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for your email & for the information you passed along. In response to your questions, please note the following: Question 1: My gross monthly income from my own employment is $12,083.00. My domestic partner contributes an additional $700.00 monthly toward our living expenses (mortgage, etc.). I receive $550.00 per month from a tenant who lives in a basement apartment in my home. Question 2: I applied for a 60-month term; however, I am also considering the 36-month term. Under the 36-month option, I would seek to borrow about $3,000 less than under the 60-month term ($10,000 total). I did not see alternative loan terms other than the 60 and 36-month terms, but I'm interested in exploring any options to assist me with simplifying my monthly finances and reducing my credit card debt. Question 3: I would accept a partial loan more than 75% funded at either of the 13,000/60-month or 10,000/36-month loan terms. My goal is to simplify my finances and to transition to a cash-based system, so I'm certainly willing to focus on the higher-interest rate and/or higher-balance cards first. (By the way, please note I'm new to Lending Club and still figuring out the funding rules. If you have a specific suggestion or offer, please let me know).
Investors will be more confident about funding your loan if your (1) income was verified and (2) Credit Review Status was approved. Please call Lending Club for the procedures and expedite completion of both.	Thank you for the comment. I'll contact lending Club this morning and see if it is possible to expedite either item.
Attorney, Received reply, thanks. Lending Club initially offers choice between 3-yrs or 5-yrs loans similar to banks, mortgage companies, offering 15-yrs, 30-yrs loans to simplify their mortgage product offerings. After Lending Club loan funds, email Member Support Department at Home Office, Redwood City, CA (Support@LendingClub,com). Inform them you want loan's monthly ACH (Direct Debit) payment deductions established so that loan is paid off in X number yrs. X = 's 2-yrs, 2 1/2 yrs, 3-yrs,3 1/2 yrs, 4-yrs etc. They will respond via email and comply with your higher $ monthly accelerated loan payoff request. But remember once higher $ monthly payment established, they will NOT modify $ amount to lesser $ amount. FYI: I'm initially investing $250 in your loan; probably another $250 as loans progresses near when listing ends. Semper Fidelis, Lender 505570 U S Marine Corps Retired	Great information... thanks for taking the time to pass along your insights and for deciding to invest in my loan. If you need anymore information, please let me know. Thanks again, Jason

Member Payment Dependent Notes Series 700159

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700159	$14,400	$14,400	7.66%	1.00%	March 28, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700159. Member loan 700159 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	Proven Direct	Debt-to-income ratio:	8.36%
Length of employment:	3 years	Location:	Milwaukee, WI

Home town:
Current & past employers:	Proven Direct
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > I'm really just trying to get a lower interest rate on my credit card debt.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,041.00	Public Records On File:	0
Revolving Line Utilization:	70.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 700298

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700298	$35,000	$35,000	17.88%	1.00%	March 25, 2011	March 26, 2014	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700298. Member loan 700298 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	Kerzner International	Debt-to-income ratio:	12.45%
Length of employment:	10+ years	Location:	Sunrise, FL

Home town:
Current & past employers:	Kerzner International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/11 > for payroll funds

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,034.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What kind of business do you have and what will you be using the money for? Details please, thank you	IT consulting. Use for Payroll funds.
I would like to help fund your loan. Chances are that your loan would be fully funded more quickly if you do the following: 1) Explain the nature of your business; 2) Tell what the loan will be used for in the business - expansion, inventory, operating expenses, etc. 3) Give some compelling facts as to why your loan should be funded, especially regarding cash flow and profitability. The L.C. community wants to fund loans, but we need basic information to do it. We work hard for our money - we put our trust in you to repay it. Thanks in advance!	1.I am in software development business. 2. used for payroll funds.
I am interested in funding your loan. Would you accept a partially funded loan if your loan does not get full funding?	Yes. I will accept partially funded loan.
HOW MANY EMPLOYEES DO U EMPLOY	I currently have 5 employees.
How about telling us, in more than one sentence, what the nature of the software you develop is? What's the target market? Is it proven? Payroll funds for who? You? Employees? New business? What's your experience? Length of experience? Don't forget you are asking people to invest in you.	We basically provide resources in IT. This payroll funds for my employees. I have 10 years of exp in this industry.
Reading through your responses to questions, you are coming across somewhat evasive. Many of us here have probably funded bad loans in the past and, by that fact, require a little more information. What is the name of your business? How long has your business been in business? Which industry sector is your specialty? What types of contracts are your employees on with their current clients? Don't just answer the questions specifically but more try and sell your ideas to us. Do you have a website? Give us more information and your loan might fund out quicker.	Please go through my website for more details. www.hexawaresol.com

Member Payment Dependent Notes Series 700306

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700306	$10,000	$10,000	7.29%	1.00%	March 23, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700306. Member loan 700306 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Law Firm	Debt-to-income ratio:	12.00%
Length of employment:	2 years	Location:	VISTA, CA

Home town:
Current & past employers:	Law Firm
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > Hello, I am attempting to fund this loan in hopes to consolidate and extinguish my credit card debt. My rates currently range from 10-22% and total 10K.

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,666.00	Public Records On File:	0
Revolving Line Utilization:	26.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is "Law Firm" and what do you do there?	I work at a law firm but due to the nature and rarity of the litigation we practice I would rather not disclose it or the name of the firm itself, for my own anonymity.

Member Payment Dependent Notes Series 700320

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700320	$5,000	$5,000	10.37%	1.00%	March 29, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700320. Member loan 700320 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Richard Rosenfield	Debt-to-income ratio:	15.23%
Length of employment:	4 years	Location:	POMPANO BEACH, FL

Home town:
Current & past employers:	Richard Rosenfield
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,626.00	Public Records On File:	0
Revolving Line Utilization:	47.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 700409

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700409	$9,600	$9,600	15.28%	1.00%	March 23, 2011	March 26, 2016	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700409. Member loan 700409 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	n/a	Debt-to-income ratio:	6.98%
Length of employment:	5 years	Location:	wolcott, VT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/11 > on time with payments, getting out of debt less expenses in household budget very capable of making this payment can possibly pay it off early. have a stable business with large client base.

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	5
Revolving Credit Balance:	$4,690.00	Public Records On File:	1
Revolving Line Utilization:	18.20%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. Could you please elaborate on your employment? You list your employer as 'n/a.' Are you self employed? If so, is your pay 100% commision, like a real estate agent? 2. Please offer some insight regarding the 2 inquiries over the last 6 months; the reason for the public record on file and the delinquency that occurred only 5 months ago.	I am a Licensed Mental Health Counselor and have been in private practice for over 4 years. My pay comes from billing insurance companies for my services. I am unsure about the 2 inquiries ove the past 6 months. My husband has trying to lower our debit considerably and has been successful by transferring high interest loans to lower interest loans. He also checks our credit scores regularly espeically since we have paid down so much debt over the past 6 months. I am unclear on what a public record on file means. The delinquency that occurred 5 months ago was possibly on my student loans. In Sept. 2010, I was informed that I was accepted into the National Health Service Corps program and was receiving $50,000 to pay off my loans. At that time, I owed slightly less than that amount because I had been paying on them for 6 years. I called both the lending companies to explain that this money was being deposited into my account and that I would pay off the loans in full at that time. They said they could not grant me a forbearance and that my accounts would be considered delinquent for one month. I received the money the first week in Oct and paid off all of my school loans on Oct 11th and 12th.

Member Payment Dependent Notes Series 700423

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700423	$12,000	$12,000	7.29%	1.00%	March 23, 2011	March 26, 2014	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700423. Member loan 700423 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Ocala South	Debt-to-income ratio:	18.20%
Length of employment:	6 years	Location:	Ocala, FL

Home town:
Current & past employers:	Ocala South
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/11 > This loan is to consolidate dept, I receive two incomes one from the employer that I submitted and the other from Social Security. Borrower added on 03/12/11 > I only owe about 18,000 dollars on my home.

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,859.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Ocala South and what do you do there?	It is a rehabilitation hospital, I provide maintenance.
Hi. What specific debt will you consolidate with this loan? Thank you.	Credit cards..

Member Payment Dependent Notes Series 700591

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700591	$33,250	$33,250	13.06%	1.00%	March 24, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700591. Member loan 700591 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Adept Engineering Solutions	Debt-to-income ratio:	22.21%
Length of employment:	3 years	Location:	Brownstown, MI

Home town:
Current & past employers:	Adept Engineering Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/19/11 > I have very stable employment. I've been with my current employer for over 3 years. Prior to that I worked for a company for almost 13 years and left voluntarily. I've never defaulted on a loan or made late payments. I used Credit Cards to supplement my income while my wife stayed home and raised our 3 children. Now I'm doing my better financially, me wife still stays home with the children, and I'm trying to get out from under this high interest credit card debt. If you make an online payment 1 day after the due date they raise the interest. It's criminal what these banks get away with these days.

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,937.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, I would like to fund your loan, but have a couple questions: 1) As this is a consolidation loan, can you list the balances / APRs / minimums for your revolving debt? You can create an anonymous verified report at http://www.readyforzero.com/snapshot and paste the provided URL in your answer to make this easier. 2) What is the value / outstanding balance on your home? 3) What is your role at Adept Engineering Solutions? Thanks, and good luck!	https://www.readyforzero.com/snapshot/a575b3f611c84128 I owe 140K on my home, it's worth less. No surprise there. I'm a Solution Architect with my current employer. I make 140k+.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Are you the sole wage earner? Thanks.	1) my net monthly income is 8K 2) normal expenses, I have 3 children 3) yes, I'm the sole wage earner
Please be specific and list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs).	Monthly Body Waxing - $50 NRA Membership Dues - $30 Internet Pornography Memberships - $75 Barry Manilow Fan Club - $20 Medical Marijuana - $150 2 cases of Pabst Blue Ribbon - $18 Ballet Dance Lessons - $45 Weight Watchers - $50 Botox Injections - $90 Prozac Prescription - $80 As I said before. I have typical expenses for a family of 5. Nothing out of the ordinary. I'm paying more now with the total monthly payments of my credit card bills than I will be if this loan is fully funded. I can afford the payments. Please tell me your not requesting an itemized breakdown of my monthly expenses so you can lend me $50?
Since this is a debt consolidation loan, for each debt you have list the amount you owe, interest rate, and amount you pay monthly. Also, indicate which debts you will and which debts you will not be consolidating using this loan.	I believe this info is available already in the readforzero snapshot listed with my loan.
Great! What is the readforzero link for your loan? I don't know where to find it.	Sorry, I thought it was publicly viewable by all. Try this: https://www.readyforzero.com/snapshot/a575b3f611c84128

Member Payment Dependent Notes Series 700978

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700978	$15,000	$15,000	14.91%	1.00%	March 28, 2011	March 27, 2016	March 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700978. Member loan 700978 was requested on March 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	Lafayette College	Debt-to-income ratio:	21.69%
Length of employment:	10+ years	Location:	Easton, PA

Home town:
Current & past employers:	Lafayette College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/11 > Thank you for taking the time to review my application. Like most Americans today it had become necessary to use credit to take care of expenses like car repairs. I am a hard worker and have been paying bills on time but it would be great the be able to see some progress with the payments without incurring all of the fees that go along with the credit cards. Again, thank you for your consideration.

A credit bureau reported the following information about this borrower member on March 13, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,564.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Any additional household income not listed above?	My son lives with me and gives me $100 a week toward expenses.
Your revolving credit appears to be 4.5k. Your loan request is for 15k. Would you care to clarify the discrepancy considering that this is supposed to be a debt consolidation loan?	I have a MC with a balance of $10,500 owed and Sears for $3900. I had paid down the MC last year and then needed to use it for a car repair bill to replace an engine. Unfortunately it was necessary to do that rather than to have a car payment at the time.
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 250 loans listed, today 345 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($12 - $14K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	My current position is in the accounting department as cashier. Monthly income is strictly me. My son lives me and gives me $100 a week toward expenses. I thank you for your consideration. It is greatly appreciated and I hope that I answered all your questions.
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much do you owe on your home? Mortgage + HELOCs 2) How much is your home CURRENTLY worth? Use zillow.com for a free current estimate. 3) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month. Alternately, To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	I have been in home 2 years.. currently owe $39,000 and estimate worth at about $55,000. Was trying to link accounts but didn't seem to work. I have a sears account which is owed about $3900. and a MC that is about $10,500. I am at work and don't have the statements with me for the interest rates. I am employed at Lafayette College and have worked here for 36 years. Currently earn $38,000 per year (gross), mortgage is $396. Additionally my son lives with me and gives me $100 per week toward expenses. I hope this answers your questions. I appreciate your consideration and do understand your concerns.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Balance is currently around $39,000 and worth approximately $55,000.
HI, When you get home could you post the interest rates and the amount you pay every month? Thanks, Sincerely, -LL Herndon, VA	MC $11,073. 13.24% 223.66 minimum due Sears 4233. 25.245% 134.22 minimum due
What is the current interest rate and amounts owed on the debt you wish to consolidate?	MC $11,073. 13.24% 223.66 minimum due Sears 4233. 25.245% 134.22 minimum due
What is it you do at Lafayette College?	I have been working for Lafayette since 1975
What is it you do at the college? Thanks for letting me know how long you have been there though.	I'm sorry I guess the first reply didn't go through. I work in the Controller's Office as Cashier.
My TWO questions are: ONE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? TWO: Usually 250 loans listed, today 365 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($12 - $14K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Lnder 505570 U S Marine Corps Retired	I would have to say initially the 5 years but of course would like to try and pay it off earlier if possible. Although 100% is ideal anything that will help to lower amounts owed on higher interest payments is certainly helpful.

Member Payment Dependent Notes Series 701177

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701177	$9,000	$9,000	11.11%	1.00%	March 24, 2011	March 27, 2016	March 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701177. Member loan 701177 was requested on March 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,833 / month
Current employer:	Everest National Insurance Company	Debt-to-income ratio:	20.33%
Length of employment:	6 years	Location:	Union City, CA

Home town:
Current & past employers:	Everest National Insurance Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/11 > This is a home improvement loan and to py a bill off.

A credit bureau reported the following information about this borrower member on March 13, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,810.00	Public Records On File:	1
Revolving Line Utilization:	84.60%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I do not owe any mortgage on the Mobile Home so I do not have a monthly payment. My mom owns the Mobile Home. She is 89 years old so I had to move back home to take care of her.The Mobile Home will not be on zillow.com. My mom has been here since 1971. The Mobile Home is 1969. Since she did not have the money to fix things I am trying to give her a nice place to live her life out. Thank you.

Member Payment Dependent Notes Series 701196

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701196	$30,000	$30,000	16.77%	1.00%	March 28, 2011	March 27, 2016	March 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701196. Member loan 701196 was requested on March 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	ARC Integrated Program Management and Consilium Partners LLC	Debt-to-income ratio:	15.54%
Length of employment:	7 years	Location:	RED CLIFF, CO

Home town:
Current & past employers:	ARC Integrated Program Management and Consilium Partners LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > Funds are to be used to consolidate higher interest credit card and loan debt. Home was appraised within the past year at $410,000 Currently owe $303,000 on my 30 year fixed mortgage Outstanding balances and interest rates to be consolidated are as follows: Personal Loan 1: 12,000 APR: 21.25% CC1: $2,970 APR: 22.99% CC2: $7,120 APR: 23.99% CC3: $2,283 APR: 25.99% CC4: $5,185 APR: 27.24% Profession is a Program Manager for commercial developments

A credit bureau reported the following information about this borrower member on March 13, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,624.00	Public Records On File:	0
Revolving Line Utilization:	47.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much do you owe on your home? Mortgage + HELOCs 2) How much is your home CURRENTLY worth? Use zillow.com for a free current estimate. 3) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month. Alternately, To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	I've posted new details that should answer questions received to date once my response is revied and published.
Please list your credit cards; include the balance and interest rate you are paying on each card. Also, what is the value of your home according to zillow.com? What is the total of all mortgages and encumbrances on your home? Thank you. IBEW 595 retired.	I've posted new details that should answer questions received to date once my response is revied and published.
What is it you are planning on using the requested funds for?	Thanks for the interest. I've posted new details that should answer questions received to date once my response is revied and published.
1 What is your job description? 2 What is the balance of your mortgage including 2nds and heloc? 3 What is the current market value of your house? 4 What is your itemized monthly budget? 5 How long in years do you plan on taking to pay off the loan? 6 List your debt by: type, amount, interest rate and monthly payment. Please indicate which debts are going to be paid off by this loan. 7 What are you doing to keep this debt from reoccurring? 8 Get your income verified and an "approved" on your loan review. Contact LC for details and stay on them till it's done. Please take the time to answer all these and other questions you get from folks. These are all unsecured loans and the information will enhance your chances of getting funded.	Thanks for the interest. I've posted new details that should answer questions received to date once my response is revied and published.
What is ARC Integrated Program Management and Consilium Partners LLC and what do you do there?	Construction/Development/Program Management FIrms. I manage large commercial construction projects including multiple hotel renovations and government projects currently
You have a week left to get the full funding you only have 15% so far. Please answer all the questions asked in my previous request. And get your income verified or you'll probably not get your loan filled out.	Thanks for the heads up on the income verification - I called and left a message for the credit department to see what, if anything they still needed from me. Shouldn't be any issues. Sorry to have missed the other quesitons - I tried to summarize everything into a single response. I no longer have access to previous questions - can you please resubmit and I'll answer then today?

Member Payment Dependent Notes Series 701284

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701284	$15,000	$15,000	7.66%	1.00%	March 24, 2011	March 27, 2014	March 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701284. Member loan 701284 was requested on March 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,333 / month
Current employer:	Hendrick Motorsports	Debt-to-income ratio:	5.85%
Length of employment:	10+ years	Location:	Mt. Pleasant, NC

Home town:
Current & past employers:	Hendrick Motorsports
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/11 > Home improvement - adding a swimming pool. Borrower added on 03/14/11 > The total amount for the project is $30,000. We are payinf for half with our own money.

A credit bureau reported the following information about this borrower member on March 13, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,259.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the 14000 in revolving credit balance? What are your monthly payments toward that? What are your monthly mortgage payments?	Monthly mortgage payment for the house we live in is $1723.00, and I pay an additional $300.00 towards the principle. We also own a house that we rent out and the monthly mortgage payment for that house is $1,123.96, we have a second on that home through GM family that we owe $13,616.75 (which is the $14,000. revolving I think your referring to), and I pay $350.00 a month towards that loan. That house is rented for $1350.00 a month and they pay their own untilities.

Member Payment Dependent Notes Series 701559

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701559	$35,000	$35,000	12.68%	1.00%	March 28, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701559. Member loan 701559 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Micro-Fab,LLC	Debt-to-income ratio:	11.37%
Length of employment:	10+ years	Location:	Long lake, MN

Home town:
Current & past employers:	Micro-Fab,LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$992.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you are planning on using the requested funds for?	My wife and I were looking for a new house, but with the economy in bad shape for selling houses, we decided to put money into ours and stay in it. We will be taking paneling out of our basement, putting framework in and putting new walls in, separating rooms to create an office and another room, finishing a half bath and about 5 other projects that amount to more than we're borrowing, we'll be using some of our own money as well.
Are you doing it yourself or having a contractor do it and have estimates for it?	We're doing it ourselves, it will take some time.
Do you plan on paying this loan off early or carrying it to term?	I would want to pay it off asap, I don't like owing money. But, that's up to the economy.
What is the value of your home according to zillow.com? Also; what is the total amount of all mortgages and encumbrances on your home? Thank you. IBEW 595 retired.	Value is 240K. Total of all mortgages is $165K @1165 per month in payments.
Please verify your income and get approved	The following is a statement from the Support group...I have not been requested by them to send any more documentation, therefore I'm already apporved. Unless the Lending Club credit team has contacted you directly to request additional documentation to verify your income, you do not need to submit any other information. If your loan listing is under review and the Lending Club credit team has requested additional information such as proof of income, please follow the instructions in their email or phone request to append such information to your loan application.
-Does your Income listed here include your spouses? -What are your monthly expenses?	The income listed is mine only. My monthly expenses are approx.4000.00

Member Payment Dependent Notes Series 701583

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701583	$12,000	$12,000	10.74%	1.00%	March 28, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701583. Member loan 701583 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	nfcu	Debt-to-income ratio:	22.31%
Length of employment:	5 years	Location:	HIALEAH, FL

Home town:
Current & past employers:	nfcu
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,746.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 701590

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701590	$16,800	$16,800	12.68%	1.00%	March 25, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701590. Member loan 701590 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Case Western Reserve University	Debt-to-income ratio:	11.28%
Length of employment:	10+ years	Location:	Fairview Park, OH

Home town:
Current & past employers:	Case Western Reserve University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > Greetings to prospective investors: To help you with this investment decision I offer the following information: (1) I plan to use these funds strictly for debt consolidation. I currently have a balance on several high-interest credit cards, so the 12.68% rate quoted by the LC is a reasonably good deal for me. I intend to simply pay off the high-rate cards and close the accounts. (2) Unless TransUnion knows something I don't, I believe my credit rating speaks for itself. I am a homeowner, family guy, etc., just a regular hard-working American trying to keep it all together. (3) I have been employed at a major midwestern university for the past 10 years. I suppose there is no such thing as job security anymore, but I like to think that my background in computer science and bioinformatics makes me employable in almost any market.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1979	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,968.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you are planning on using the requested funds for?	This is strictly for loan consolidation. I currently have balances on some credit cards with rates above the 12.68% quoted by the Lending Club, so it's a reasonably good deal from my end. I plan to pay the balances & close the high-interest accounts.
Project Manager, Welcome to Lending Club. I'm very interested helping finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 250 loans listed, today 365 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($13 - $14K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Greetings: (1) The gross monthly income I reported is just my own salary and does not include my spouse's income from a part-time job at a nearby Sears store. So it's all on me; no co-signers needed. (2) I selected the 5-year loan based on my own comfort level for the monthly payments. Nevertheless, I may try to pay it off within 3-4 years depending on how things work out. I realize that may change your expected yield on the investment and I hope it doesn't scotch the deal. But there it is. (3) The amount I chose to borrow was determined by the balances on a few high-interest credit cards. I simply want to pay them off and close the accounts. I would therefore prefer 100% funding; however, 80-90% funding level would probably be acceptable. Semper Fi

Member Payment Dependent Notes Series 701627

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701627	$12,000	$12,000	11.11%	1.00%	March 28, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701627. Member loan 701627 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,638 / month
Current employer:	US Care Management	Debt-to-income ratio:	15.01%
Length of employment:	2 years	Location:	Moro, AR

Home town:
Current & past employers:	US Care Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > Plan to pay off a large amount of debt I am an RN and am very stable in my job. I work a second job for extra money at times. I pay all of my bills, I never want the status of a non- bill payer. I make sure all of my bills and my husbands are paid. Borrower added on 03/16/11 > My husband works for the Federal Bureau of Prisons. I know he's not part of the loan, but just wanted to let you know the stability of our jobs. The money will help me to lower my monthly payments making it possible to pay off my debts faster. Thanks Borrower added on 03/16/11 > We have a house payment of 1160.00 with an escrow account of 350.00. 1 car payment of 368.00. I do have other debts, but that is why I am taking out this loan. I need a lower payment and this will work out well for me. I will allow me to have extra to pay down my bills freeing up monthly money. We on an avg bring home 5900.00 mthly. Thanks Borrower added on 03/19/11 > I just want to say that I didn't realize what type of loan this was until a few days in to it. Regardless if I am funded or not, I pray that each person that takes a chance investing in others are blessed truly themselves. When I looked at some of the investor ID's it made me feel good that someone would invest in me. Thank you!!

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	23
Revolving Credit Balance:	$7,401.00	Public Records On File:	0
Revolving Line Utilization:	62.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 701650

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701650	$7,925	$7,925	14.91%	1.00%	March 23, 2011	March 31, 2016	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701650. Member loan 701650 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	S.C. Department of Juvenile Justice	Debt-to-income ratio:	20.61%
Length of employment:	8 years	Location:	North Charleston, SC

Home town:
Current & past employers:	S.C. Department of Juvenile Justice
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > I anticipate using this loan for bill consolidation of three credit cards. Thank you very much. I look forward to completing this transactions and my returning to financial stability.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,105.00	Public Records On File:	0
Revolving Line Utilization:	88.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome! I'm interested to help finance your loan. My THREE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans.) THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here. 1. I am a psychologist at a juvenile facility. 2. I am single, reemployed after retiring from the school district in 2003, so that I work and have two pensions that I receive monthly. My monthly gross income ranged from $98,000 to $105,000 monthly (before taxes). 3. I plan to pay this loan off in about 3-4 years or 2-3 if possible.
How did you run up so much revolving debt? Do you have a plan to reduce your credit card use? If so, please describe your plan.	Type your answer here. Some of the expenses are related to purchases made over time and due to expenses related to having an aging automobile that I dearly love. My plan for paying off my debts is/are bill consolidation, retain one credit card for emergency purposes, refinancing my home once the market allows me to do so and selling a property in the future, also once the market recovers.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. The home that I live in, at last appraisal in 2009, was valued at $335,000. I hope that this has increased. My balance is around $225,000 - 226,000.00. Please explain what HELOC is ?
Can you tell us what makes up the $44K revolving credit balance?	Type your answer here. 2 loans for post graduate school and various other charge cards which I would like very much to pay off.

Member Payment Dependent Notes Series 701836

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701836	$16,000	$16,000	20.85%	1.00%	March 29, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701836. Member loan 701836 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,727 / month
Current employer:	U.S.P.S.	Debt-to-income ratio:	7.51%
Length of employment:	10+ years	Location:	Hayward, CA

Home town:
Current & past employers:	U.S.P.S.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > debt consolidation, always pay on time, i bring home 3200 a month, my job is secure as i work for the USPS as a letter carrier for 25 years. I have a long time on the job since I started at 20 years old. Borrower added on 03/15/11 > I want to add that I am consolidate my husbands as we got married a year ago. I wanted it to be one bill than having 4-6 bills.. We wanted to start investing our retirement and doing the debt consolidation will save us a lot of money... Also have a roommate that I collect 500 a month.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	18
Revolving Credit Balance:	$11,165.00	Public Records On File:	0
Revolving Line Utilization:	93.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$333,000 and what's HELOC?? from Zillow.com it said 264,000.
What was your delinquency 18 months ago? What are the debts you wish to consolidate? (Please include the current interest rate on each.)	i had a mortgage modification as the bank told me to be late with my payments so that's what happen.. so they lowered my monthly payment from 2000 and it wasn't included the property tax.. so the lowered it to 1242 plus my property taxes so i pay 1473 a month for my mortgage.. saved a lot of money.. but still can't invest my retirement.. i am consolidate some of my husbands as Paypal 21.24%, Lowes 24.99%, and carpayment 12.75% and mine is dell 23.24%, capital one 22.90% and another capital one 17.90%. hope this answers your questions :-)
What are your credit card debts? Please list lenders, amounts, interest rates. Are you considering abandoning your home since you are under water? If not, why not?	abandoning my home?? no i don't think so as i want to keep my home! i am trying to consolidate my debt and some of my husbands so we can start investing our retirement.. i barely have nothing to invest for our retirement so that's why i am consolidate the debts.. i have part of my husbands which is Paypal 21.24%, Lowes 24.99%, Capital One Autofinance 12.75% and then for mine is Dell 23.24%, two of my capital one as one is 22.90% and 17.90.
Home Equity Line Of Credit (HELOC) HI, I'm interested in funding your loan, but I have a few questions first. 1) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month. Alternately, To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. 2) Description says you pay on time, but credit report shows a late payment 18 months ago. I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	husband's - CC1 21.24% $1058- $50/month, CC2 24.99% $2750- 90/month, Car Payment12.75% $5100 - 334/month. Mine - CC3 23.24% $2400- 75/month, CC4 17.90% $2400- 75/month, CC5 22.90% $2800 - 90/month. I just calculate that i am over 16,000 but desperately want to get those paid off.. it makes it easier for me.. the delinquent was a mortgage modification as the bank told me to skip a payment to qualify for a lower monthly payment.. they saved me 600 a month and it includes my property taxes.. i work for the USPS as a letter carrier for 25 years. i earn 56726 a year plus i get extra $500 a month from renting a room.. I pay 1473 a month to my mortgage includes property tax plus 299.00 to my homeowner association. I want to let you know that I am not including my husband in this loan he doesn't own the home.. I like to keep everything separate.. I had a bad experience when I was married before. I hope you understand.. I hope I have answer all of your questions. I don't know why I have 14 metrics.. I only have Mortgage, Second Mortgage, CC1, CC2, CC3, and CC4. That's all I have.. I was going to use my extra 500 dollars to pay the loan than the amount they offer which was around 430 a month.. It will make a lot easier for me just to use my extra money to pay the rent and possible to pay off the loan faster.. I just want it all in one bill..
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	i just send you an email to support@lendingclub to verify my income..
Mail Carrier, Welcome to Lending Club. I'm very interested helping to finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 250 loans listed, today 365 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($13 - $14K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	my yearly gross is 56729 plus 6000 from roommate. I am hoping to pay off the loan before 5 years.. I wanted to pay 500 a month instead of 400 something.. I am not understanding the 3rd question if it's not fully funded then i will hope to figure out what needs to be paid off.. I wanted to pay off the debt where I don't have any conflict with the bills.. for an example a bill is due on the 10th and I get paid on the 10th. So thats why I have a roommate that pays me 500 a month to cover a bill for the 10th. I wanted it out of the way.. so with the debt consolidation it would make it easier for me. I have a lot that is due around the second week of the month. mostly credit cards and car payment. I am I am being clear to you.. thanks..

Member Payment Dependent Notes Series 701949

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701949	$14,500	$14,500	7.66%	1.00%	March 28, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701949. Member loan 701949 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	scan design furniture	Debt-to-income ratio:	19.05%
Length of employment:	10+ years	Location:	st johns, FL

Home town:
Current & past employers:	scan design furniture
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,769.00	Public Records On File:	0
Revolving Line Utilization:	34.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debt will you consolidate with this loan? Thank you.	credit card
Hi. what is the value of your home (use zillow.com) and how much do you still owe (mortgage principal)?	value is around 205 owe 190
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. ================================================ The L.C. community wants to fund loans, and this basic information helps tremendously. We are real people investing our savings, retirement funds and kid's college education money - we're not a faceless bank or large corporation. We put our trust in you to pay your loan back. Thanks in advance! ================================================	Capital One: Bal=$9922; Min Pymt=$216; Int Rate=17.9% Chase: Bal=$4495; Min Pymt=$96; Int Rate=13.24% We are wanting to be rid of this debt once and for all. While the term loan pymt will be higher than what our combined minimum pymt looks to be...we've been actually paying a little more to Cap 1 ($220) and $200 to Chase and just can't get ahead. This fixed term loan will be 3 years and then we're done. Thank you for considering to help us.
Are you the only source of household income	My wife works full-time as an elementary school teacher. She has been with the same school district for 8 years and makes $47,000 per year.

Member Payment Dependent Notes Series 701966

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701966	$3,000	$3,000	13.80%	1.00%	March 24, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701966. Member loan 701966 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$893 / month
Current employer:	University of North Texas	Debt-to-income ratio:	9.18%
Length of employment:	5 years	Location:	Denton, TX

Home town:
Current & past employers:	University of North Texas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > I would like to use these funds to help pay for rent, a computer finally, and living expenses. I have a very stable job in which I am a valued employee and I make all my payments on time, if not sooner.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	19
Revolving Credit Balance:	$506.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If this loan is to pay for living expenses, what is your plan for when the money runs out?	Well, I am currently in the position of looking for a full-time job. It is likely I will be hired on where I currently work at. But the point is that by the time this loan is done I know I will have a secure full-time job to help pay for it. (full time pay will be around 30,000 per year) Also, I only plan to use it to help pay my rent once. After that it is for food, gas, emergencies. Plus, I know I'll be getting a hefty refund from my tax return (approx. $1808) which I plan to use to help pay this loan back. Thank you for your consideration.

Member Payment Dependent Notes Series 702009

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702009	$12,000	$12,000	7.66%	1.00%	March 24, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702009. Member loan 702009 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,948 / month
Current employer:	Elavon/US Bank	Debt-to-income ratio:	16.71%
Length of employment:	10+ years	Location:	Carpentersville, IL

Home town:
Current & past employers:	Elavon/US Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > This loan will be used to remodel our basement. We have been in the house for close to 6 years now and really need more space as our kids grow older. Borrower added on 03/17/11 > We are also in the final stages of picking a builder/contractor so we'd like to get started and funded by early next week.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,515.00	Public Records On File:	0
Revolving Line Utilization:	54.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 702013

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702013	$14,000	$14,000	7.29%	1.00%	March 28, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702013. Member loan 702013 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,767 / month
Current employer:	Lutheran Social Services	Debt-to-income ratio:	22.19%
Length of employment:	4 years	Location:	Shorewood, WI

Home town:
Current & past employers:	Lutheran Social Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > I will use my funds to pay off my entire credit card balance which is higher than I am comfortable with due to working part time while in graduate school and some previous medical issues. I have excellent credit and alway pay my bills on time which makes makes me a trustworthy person worthy of investing in.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,235.00	Public Records On File:	0
Revolving Line Utilization:	23.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 702061

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702061	$10,000	$10,000	6.92%	1.00%	March 25, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702061. Member loan 702061 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Deca	Debt-to-income ratio:	15.51%
Length of employment:	3 years	Location:	Fairfield, CA

Home town:
Current & past employers:	Deca
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,686.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 702064

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702064	$24,000	$24,000	19.74%	1.00%	March 28, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702064. Member loan 702064 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	T-Mobile USA	Debt-to-income ratio:	11.37%
Length of employment:	5 years	Location:	Montebello, CA

Home town:
Current & past employers:	T-Mobile USA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	79
Revolving Credit Balance:	$2,933.00	Public Records On File:	1
Revolving Line Utilization:	75.20%	Months Since Last Record:	22
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Balance on the property is 343,000 and I do not have a heloc. 2. Value of the home is 367,000
Please explain the public record 22 months ago.	This was a misunderstanding between my Dentist and ultimately me when my insurance company did not cover all of the services he performed. I moved from the local area and did not provide a forwarding address for him, so he took me to court. I resolved the issue.

Member Payment Dependent Notes Series 702088

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702088	$12,000	$12,000	6.92%	1.00%	March 28, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702088. Member loan 702088 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	:coderow	Debt-to-income ratio:	8.02%
Length of employment:	< 1 year	Location:	Robbinsdale, MN

Home town:
Current & past employers:	:coderow
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > This fund is for paying down my business credit cards. I currently pay around $500/month, double the minimum owed, for about one year but would like to reduce my interest even more. I plan to continue that same monthly payment. Besides my web design and development business, I am currently employed as a Senior Designer in the mobile web development industry. Borrower added on 03/14/11 > This fund is to pay down my business credit card debt. For the past year I have been paying a 16% interest rate with a monthly payment of $500, double the minimum payment. I work in the mobile web development industry as a Senior Designer. Work is steady for the next year at least.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,079.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Currently employed with :coderow as their Senior Designer.

Member Payment Dependent Notes Series 702096

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702096	$8,000	$8,000	5.79%	1.00%	March 23, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702096. Member loan 702096 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Peter Roberts and Associates	Debt-to-income ratio:	18.28%
Length of employment:	5 years	Location:	Franklin, MA

Home town:
Current & past employers:	Peter Roberts and Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > Everyday i wake up an go to work and deal with consumer debt. I work for a medical collection agency where i help people through difficult financial times, just like the lending club. Unfortunately people are always going to be in financial hardship wether its a medical debt or every day bills. Ive been at my job for five years and have seen people pay off debt slowly but surely. With my loan i intend to Consolidate my bills and make swift solid payments. My goal is to finish paying the loan back before the three years. Im so greatful to have this oppurtunity to simplify my debt and to focus on working hard and enjoying life. My car payment and rent are my two most important bills and ive vowed to never miss a payment. My parents have always been there for me so if i ever had a problem they would help me with payment. I take pride in my job and the way ive worked so hard to get to this point in my life where I have the oppurtunity to use my credit as a tool to show my dependability. I look forward to becoming a contributing member of the lending club.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,919.00	Public Records On File:	0
Revolving Line Utilization:	15.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, what is your occupation?	I work for a collection agency and have been at my current job for five years.

Member Payment Dependent Notes Series 702165

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702165	$22,000	$22,000	14.17%	1.00%	March 28, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702165. Member loan 702165 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	novartis	Debt-to-income ratio:	9.48%
Length of employment:	5 years	Location:	pinebrook, NJ

Home town:
Current & past employers:	novartis
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,595.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You only have $5,500 in CC debt listed. Why take a loan for $22k?	I do have over $15.000.00 owe cc.

Member Payment Dependent Notes Series 702180

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702180	$12,000	$12,000	16.02%	1.00%	March 24, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702180. Member loan 702180 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	15.60%
Length of employment:	2 years	Location:	CONCORD, CA

Home town:
Current & past employers:	Wells Fargo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > I am requesting this loan in the hopes that I can pay off all my credit card debts that I accumulated throughout my college years. Borrower added on 03/15/11 > In addition, I'm hoping that with anything left over, I can use it towards my wedding this year. Borrower added on 03/15/11 > I have a very stable job with a very large, stable corporation. I will be getting a promotion by next year which will allow me to make prompt and timely payments on this loan and hopefully larger monthly payments on it as well. My monthly budget is limited to monthly living expenses (rent, utilities, health, etc.). I've come to realize that the "have it now" mentality of credit cards only gets you in deeper and it is something I want to get [far] away from. Thank you. Borrower added on 03/15/11 > Rent = $900.00 Car = $215.68 Car Insurance = $95.00 Renter's Insurance = $20.00 Utilities (water, gas, electric, trash) = $163.00 Cable/Internet = $95.00 Phone = $98.00 Work commute = $240.00 Prescriptions = $35.00 Groceries = $150.00 School Loan = $586.00 CC #1 Balance = $5,629.49; $180.00 min pymt; 22% APR CC #2 Balance = $1,739.98; $68.00 min pymt; 24.24% APR CC #3 Balance = $1,162.21; $47.00 min pymt; 29.99% APR CC #4 Balance = $1,148.73; $45.00 min pymt; 29.90% APR CC #5 Balance = $911.14; $62.00 min pymt; 25.99% APR Borrower added on 03/17/11 > I would consider myself to be a reliable borrower. I always make payments on time, and I find it even easier when the payments are automatically debited each month. With the lower APR of this loan (compared to the APR of my current credit cards - yikes!), if down the road I end up having a little extra money, I plan on making at least one extra payment a month, on top of the regular monthly payment, to try and pay off this loan faster. Borrower added on 03/21/11 > If I receive the full amount of this loan I will be paying off all of my credit cards. All of my credit cards are currently cut up and disposed of. Afterwards I will just have my debit card to make purchases and will not be taking out another credit card - ever. Once these credit cards are paid off I will only have to concentrate on paying my monthly living expenses, this loan and my school loans. This will allow me to get on track, financially, and my fiance and I can start a family on the right foot in a year or so. I don't want to bring a child into this amount of debt and stress over credit card payments that never seem to lower the balance, as much as I am now.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,525.00	Public Records On File:	0
Revolving Line Utilization:	94.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
No response necessary. I helped fund your loan. Please use the loan to pay down your debt and then focus on the wedding.	Thank you. My #1 priority is to pay off all my credit cards. The wedding is low on my priority list until I get my finances in order.
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments?	Type your answer here.Rent = $900.00 Car = $215.68 Car Insurance = $95.00 Renter's Insurance = $20.00 Utilities (water, gas, electric, trash) = $163.00 Cable/Internet = $95.00 Phone = $98.00 Work commute = $240.00 Prescriptions = $35.00 Groceries = $150.00 School Loan = $586.00 CC #1 Balance = $5,629.49; $180.00 min pymt; 22% APR CC #2 Balance = $1,739.98; $68.00 min pymt; 24.24% APR CC #3 Balance = $1,162.21; $47.00 min pymt; 29.99% APR CC #4 Balance = $1,148.73; $45.00 min pymt; 29.90% APR CC #5 Balance = $911.14; $62.00 min pymt; 25.99% APR
I am impressed with the responsiveness and high level of detail in your answers. I will help fund your loan. No reply needed.	Thank you.

Member Payment Dependent Notes Series 702189

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702189	$16,000	$16,000	20.11%	1.00%	March 29, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702189. Member loan 702189 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Advantage IT	Debt-to-income ratio:	13.92%
Length of employment:	4 years	Location:	roseville, CA

Home town:
Current & past employers:	Advantage IT
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,143.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Who is requesting loan, Bride? or Groom?	Bride
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	Sure I will contact and submit all the documents
-What is Advantage IT and what do you do there? -When is the wedding? Thanks.	I work as Java Developer for my company. Wedding is on April 3rd.
Who is obtaining this loan? Bride or Groom?	Bride
I an interested in funding your wedding. One question, is Bride or Groom securing this loan?	Bride

Member Payment Dependent Notes Series 702256

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702256	$14,400	$14,400	17.51%	1.00%	March 24, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702256. Member loan 702256 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Cub Foods	Debt-to-income ratio:	12.91%
Length of employment:	10+ years	Location:	Spring Lake Park, MN

Home town:
Current & past employers:	Cub Foods
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	34
Revolving Credit Balance:	$10,444.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Single Mortgage, No HELOC or Other. Purchased Last September. Zillow Market Value. 126K Mortgage Balance. 127K Thanks for your interest.
Any additional household income not listed above?	I do have a renter, $500/mo, But did Not include this in any of my income information. Lenders can view this as additional income, as they see fit. thank you for your consideration
HI, I'm interested in funding your loan, but I have a few questions first. 1) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month. Alternately, To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. 2) WHat do you do for Cub Foods? I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Snapshot: https://www.readyforzero.com/snapshot/a62833f7cca843c4 there was one that readyforzero didn't have in the system. $4700 20.88% APR $159.21/mo As for Job at Cub. 18 years in May, current title is Assistant Baker Manager. Thank you, and let me know if I can be of anymore help.
Okay, is this correct, and what are the monthly payments to each. Which ones will you be consolidating? What do you plan to do with your credit cards once you received this loan? Lastly, how long do you actually intend to keep this loan? Thank You	Payments 69 32 95 106 40 48 159. I'll be paying them off in the order of highest interest rate first. Not all will be included, because of the loan amount, and not all interest rates are above the rate of this loan. If only a partial funding, I may skip ahead to the highest payment, just to make sure it is included. I plan on closing accounts as they are paid off. Already, on some, I have not activated my replacement for expired cards. Best guess for keeping the loan, 4 years.
Okay, I need you to list balance, Apr rate and payment amounts within this listing. A url to something that will not be there in 1-60 months is not as effective for me as it is for other lenders. It is a nice tool, but need the information on this page. Thanks.	$2310 22.99APR $69 $1382 14.65APR $32 $3149 19.99APR $94 $3883 22.99APR $106 $1565 27.24APR $48 $1172 29.99APR $40 $4716 20.88APR $159.21 Hope this helps!

Member Payment Dependent Notes Series 702315

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702315	$6,000	$6,000	6.92%	1.00%	March 24, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702315. Member loan 702315 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	The Noblitt Group	Debt-to-income ratio:	9.57%
Length of employment:	< 1 year	Location:	GILBERT, AZ

Home town:
Current & past employers:	The Noblitt Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > We need a little extra money to help pay for last minute expenses, such as the DJ and photographer.

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,820.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for The Noblitt Group and where did you work prior to that?	I am an intellectual property attorney. I have been here since May 2008, first as a technical consultant while I was in law school, and then I became an attorney this January after I passed the AZ bar. Prior to law school (2007-2010), I worked at Honeywell as a systems analyst (2005-2007).

Member Payment Dependent Notes Series 702318

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702318	$10,800	$10,800	18.62%	1.00%	March 28, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702318. Member loan 702318 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,993 / month
Current employer:	cvs pharmacy	Debt-to-income ratio:	8.85%
Length of employment:	10+ years	Location:	chepacteh, RI

Home town:
Current & past employers:	cvs pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > to help paid the bill for operation and some regular bills Borrower added on 03/16/11 > I"LL have 3 small operations which but me behind. This money would help but me back on track Borrower added on 03/16/11 > also topaid off some credit cards

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	22
Revolving Credit Balance:	$8,660.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	Type your answer here.yhank you it will help me get back on my feet thanks
what is your job with cvs?	Type your answer here.my job is to pick store orders for the phamarmcies, they go into totes which they are sent to stores my job is very inportant you must very acccurate in your work. I'll stock the items on the shelves I'll love what I'll do
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Type your answer here.these are my debts 1. discover owe379.41%18.99 I'll pay $ 15.00 2. sears owe 286.91%18.99 pay100.00 3. target owe.4950.86 25.24 pay 162.00 4. capital one 2333.55 18.99 47.00 5. capital one 737.64 18.99 20.00 the capital one carda are close the reason is they kept rising my % thats why they are high. target is the same way they raise my % . I'll would like to paid of target and the two capital one cards first. and the sears and discover too. I'll have a 500.00 towards medical that would bring the toal to8688.37. I'll also 800.00 for heat

Member Payment Dependent Notes Series 702385

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702385	$8,000	$8,000	14.17%	1.00%	March 24, 2011	March 31, 2016	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702385. Member loan 702385 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Pantheon Ventures US LP	Debt-to-income ratio:	9.87%
Length of employment:	3 years	Location:	UNION CITY, CA

Home town:
Current & past employers:	Pantheon Ventures US LP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > I am going to use this loan to pay off some of my credit cards and some of my medical expenses. I have a stable job since the last 3.5 years and I am confident there I will not be terminated or laid off. The company is doing is extremely well infact we are adding resources. I am very good with my payments. I have never defaulted on any of my payments ever. I successfully paid off my student loan a year ago.

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,990.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? DO you have any other loans apart from CC loans ? What are these medical expenses you are looking to pay and how much part of the loan is for these ? If you have spousal income please specify approx ? What is your monthly budget (including family)? Please itemize	I have requested $8000 of which I will recieve $7600. Apart from the credit card debt I have a car loan. Given below are the details of my credit card debts and how I plan to use the loan amount: Bofa credit card: Current Balance: $4000; APR 11.10%; Monthly payment approx $200; I will use the loan to pay this amount completely Capital once credit card: Current balance: $2000, APR 19.90%; Monthly payment approx $200; I will use the loan to pay this amount completely Macys credit card: Current balance $1000; APR 24.50%, Monthly payment approx $250; I will use the loan to pay this amount completely I have some staggering bills from my surgery last year. I owe the Palo alto medical foundation $580. I will use the loan to pay this off. I devised an installment plan with the hospital and have paid off the remaining. My monthly budget is: Rent: $1280 PG&E: $90 Water: $35 Groceries: $300 (allocated - can be less) Car Loan Payment: $428 Car Insurance: $53 Family: $350 Misc: $300 These are my standard expenses for which I budget my month for. Hope this answers your query. Thanks.
I need some help with your income and expenses. Let's say your net pay is about 70% of your gross, $5,000 per month. Your expenses total $2,750 per month. Why do you have credit card with these financial numbers? Was there a financial problem in the recent past?	I paid my fathers medical expenses through my Bank of America credit card. He had bypass surgery a year ago. He retired subsequently and is of age. My sister and I pitched in at the time so we can pay for his medical tests and expenses but the credit card interest kept increasing which in turn caused the balance to go so high. The loan will enable me to control my finances now. I dont over spend I just got caught in a vicious cycle.

Member Payment Dependent Notes Series 702413

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702413	$18,000	$18,000	14.91%	1.00%	March 25, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702413. Member loan 702413 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,800 / month
Current employer:	Kenan Advantage Group	Debt-to-income ratio:	15.31%
Length of employment:	7 years	Location:	Lake Milton, OH

Home town:
Current & past employers:	Kenan Advantage Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > Found the boat of our dreams and rate here is very comparable to what most used boat lenders are offering. It's much easier and simpler to get the funding here because most used boat lenders won't lend anything under $25k for used boats and we simply don't need that much. Thanks to Lending Club, our dream will become reality. Questions will be answered promptly and truthfully and once again, we thank you all for funding this loan.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,689.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We owe approx 176k on home that was recently appraised for 225k. No HELOCS or anything like that. Thank you.
Any additonal household income not listed above?	just the wife's income, which is roughly another 3k/mo. Thanks.
Logistics Coordinator, Welcome to Lending Club. I'm interested helping finance your loan. My TWO questions are: ONE: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? TWO: Usually 250 loans listed, today 365 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demands are rarely successful. Advantageous to accept 80 or 90 percent ($15 - $16K) fixed interest, term limited, partial loan because after 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	would realistically probably pay the loan off somewhere in the 3-4 yr range based on similar (cars, boats) loans that i've had in the past. I would also accept partial funding if it comes to that. I've got a few bucks tucked away to cover the difference if need be. Not optimal, but would not be a total deal killer. Thank you.
So between the two of you $7,800 gross on a monthly basis. Any dependents such as children?	Yup, that's correct. We do have one child(8 yrs) as well. Thank you.
Ahoy! I would like to help fund your loan, but please answer the following question(s): What is the year, make, model, length and # of hours on the boat that will be purchased with this loan? Boats are giant holes in the water into which you pour money, but they're a lot of fun! ================================================ The L.C. community wants to fund loans, and this basic information helps tremendously. We are real people investing our savings, retirement funds and kid's college education money - we're not a faceless bank or large corporation. We put our trust in you to pay your loan back. Thanks in advance! ================================================	No problem. Boat is a 2003 Malibu Sunsetter LXi with approx 120 hrs on it. Its 21 ft long and has every option under the sun. It is exactly what we've been looking for and in beautiful shape. Hope this helps and thank you should you choose to help fund our loan...and yes, BOAT does stand for Break Out Another Thousand, haha, but there's nothing like floating out there enjoying the day with family and friends.

Member Payment Dependent Notes Series 702470

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702470	$10,000	$10,000	16.02%	1.00%	March 28, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702470. Member loan 702470 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	n/a	Debt-to-income ratio:	7.55%
Length of employment:	2 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,888.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Currently self-employed. Free Lance mostly for advertising agencies

Member Payment Dependent Notes Series 702490

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702490	$7,500	$7,500	14.91%	1.00%	March 23, 2011	March 29, 2016	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702490. Member loan 702490 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Dr. V G	Debt-to-income ratio:	5.45%
Length of employment:	10+ years	Location:	AUGUSTA, GA

Home town:
Current & past employers:	Dr. V G
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/20/11 > I have had the same employer for over 25 years.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	20
Revolving Credit Balance:	$9,329.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list your credit cards, their balances and the interest rate you are paying on each card. Also; what is the value of your home according to zillow.com?And, what is the total amount of all mortgages and encumbrances on your home? Thank you. IBEW 595 retired.	Wachovia Visa 7k 11.9% Capital One Visa- $950 (17.9%) Macy's- $700 (24.5%) Old Navy- $600 (19%) Home is in my husband name $76k value only owe $29k
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Value 76k, loans 35k but that is all in my husband's name.
What was the reason for the delinquecy 20 months ago?	Was a joint accout i didn't know relative had got it behind. It was the only joint account I had so that is why it is the only delinquency I have had in my life. Once I was made aware I took care of the situation.

Member Payment Dependent Notes Series 702557

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702557	$6,400	$6,400	6.92%	1.00%	March 23, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702557. Member loan 702557 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	cbs outdoor	Debt-to-income ratio:	10.01%
Length of employment:	10+ years	Location:	Bronx, NY

Home town:
Current & past employers:	cbs outdoor
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	37
Revolving Credit Balance:	$5,653.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what's the reason behind Last Delinquency 37 months ago?	Type your answer here.I would need more info.

Member Payment Dependent Notes Series 702589

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702589	$35,000	$35,000	17.14%	1.00%	March 25, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702589. Member loan 702589 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,167 / month
Current employer:	Team Health	Debt-to-income ratio:	19.25%
Length of employment:	2 years	Location:	Woodbridge, NJ

Home town:
Current & past employers:	Team Health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > October 2011 Wedding Borrower added on 03/21/11 > Hello, This loan is to help pay for our Oct 2011 wedding. We have been saving for this day for a couple of years, but have recently encountered some unexpected expenses. Any help would be greatly appreciated to make our special day come true. Thank you!

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,461.00	Public Records On File:	0
Revolving Line Utilization:	16.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Physican Assistant, Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 250 loans listed, today 345 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demands are rarely successful. Adntageous to accept 80 or 90 percent ($28 - $32K) fixed interest, term limited, partial loan because after 6-months current payments, you're automatically eligible relist unfunded $'s, or can list another purpose and $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello, Thank you for your interest! To answer your questions.... 1. My gross monthly income from my full time job job is $8080 each month. I also have 2 part time (per diem) places of employment which in addition to my full time job allowed me to gross $146K in 2010. My fianc?? grosses $5K per month which brings our household income to roughly $205K annually. 2. Realistically I would like to have the loan paid off in 1-2 years but I took into consideration given the state of the economy and it's flux so I did not want to set the bar too low. I would rather list a longer time period for loan repayment than risk having negative credit. 3. I would definitely accept a partial loan. Thank you, ST
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much do you owe on your home? Mortgage + HELOCs 2) How much is your home CURRENTLY worth? Use zillow.com for a free current estimate. 3) What do you do for Team Health? I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Hello, To answer your questions....1. We currently owe $275,00 on the mortgage plus $75,000 on the HELOC bringing the total to $350K. 2. Our house is currently worth $395K given the state of the market (4 bedroom, 3 Bath, fully renovated) 3. I am the Chief Physician Assistant in the Emergency Department for Team Health in one of their New Jersey hospitals. In 2010 I grossed annually $146K which included my full time position with Team Health and my other 2 part time (per diem) places of employment. Our current mortgage is $2875 per month in which my fianc?? pays along with our HELOC at $913 monthly. I hope these answers were helpful. Thank you for your interest, SL

Member Payment Dependent Notes Series 702597

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702597	$3,500	$3,500	5.42%	1.00%	March 23, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702597. Member loan 702597 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	TCI	Debt-to-income ratio:	3.53%
Length of employment:	10+ years	Location:	Sheffield, IL

Home town:
Current & past employers:	TCI
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$760.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are the medical expenses for you?	They are for my wife.
Hi there, 1. Starting with your gross income per month, can you tell us what is NET income (net of 401K, tax, FSA, etc.) and then list your major expenses so that we are comfortable that you can pay this loan off? Major expenses should include your mortgage, medical bill (if any), food, monthly credit card payment, and other loan monthly payment. 2. How much do you owe on your home and how much is it CURRENTLY worth (go to zillow.com if needed)?	Gross income per week 1350.00 401k 40,000 Mortgage 675 month 0 credit card Owe 80,000 on home worth 130,000

Member Payment Dependent Notes Series 702684

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702684	$2,500	$2,500	7.29%	1.00%	March 23, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702684. Member loan 702684 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	DuPont	Debt-to-income ratio:	20.94%
Length of employment:	1 year	Location:	Circleville, OH

Home town:
Current & past employers:	DuPont
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,323.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 702690

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702690	$10,000	$10,000	7.29%	1.00%	March 29, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702690. Member loan 702690 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Managed Mobile	Debt-to-income ratio:	1.09%
Length of employment:	7 years	Location:	Maywood, CA

Home town:
Current & past employers:	Managed Mobile
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > M35a3 vehicle Borrower added on 03/16/11 > M35a3 military

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,316.00	Public Records On File:	1
Revolving Line Utilization:	36.80%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the public record 93 months ago?	Can you be more specific please.
This is one of the items on your credit report shown to potential lenders by The Lending Club. It could be a dispute with a lender, bankruptcy, etc. Also, what type of vehicle is this?	I think you might be referring to a bankruptcy that was discharged in 2003. It's a 1993 AM General M35A3 military truck.

Member Payment Dependent Notes Series 702716

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702716	$15,350	$15,350	17.88%	1.00%	March 24, 2011	March 30, 2016	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702716. Member loan 702716 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,231 / month
Current employer:	LCG Systems	Debt-to-income ratio:	14.60%
Length of employment:	10+ years	Location:	davidsonville, MD

Home town:
Current & past employers:	LCG Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > I have steady income and pretty good credit scores. My fico was in mid 700's but was dinged when credit card companies slashed available credit in half. So my debt/balance ratio is no at 95% when it was at around 50%

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$123,611.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You have a HUGE revolving credit balance. Please itemize it for me. How much do you pay on it each month?	chase: 450 chase: 100 bank of america: 100 home equity line of credit: 230 (account closed) home equity line of credit on rental property: 117 (covered by rental income)
What is the total amount on credit cards?	About $23000
You state that you have $23,000 in CC debt. What accounts for the other $100,000 in revolving debt?	92K home equity loan (closed account) 27K second mortgage/line of credit on investment property. This is covered by rent I receive and account is closed
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage balance $475,819 Heloc: $92,000 Market Value: Approximately $680,000

Member Payment Dependent Notes Series 702779

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702779	$5,000	$5,000	10.74%	1.00%	March 23, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702779. Member loan 702779 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Taj mahal/Tropicana Casino	Debt-to-income ratio:	8.16%
Length of employment:	10+ years	Location:	atlantic city, NJ

Home town:
Current & past employers:	Taj mahal/Tropicana Casino
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > The loan is for my use when i go on vacation. I only have 2 credit cards and I work 2 jobs, so i strongly believe with the salary i have i can afford to pay the monthly payments.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	38
Revolving Credit Balance:	$11,724.00	Public Records On File:	0
Revolving Line Utilization:	68.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 702881

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702881	$1,375	$1,375	11.11%	1.00%	March 23, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702881. Member loan 702881 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,000 / month
Current employer:	uhmg	Debt-to-income ratio:	2.10%
Length of employment:	5 years	Location:	euclid, OH

Home town:
Current & past employers:	uhmg
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > To pay off a credit card debt that has a very high interest rate

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	7
Revolving Credit Balance:	$1,369.00	Public Records On File:	0
Revolving Line Utilization:	91.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was the elinquency for?	This is an outstanding credit card balance that was transferred to a very high interest rate card to pay it off so that I could buy a house.

Member Payment Dependent Notes Series 702883

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702883	$9,750	$9,750	16.40%	1.00%	March 25, 2011	March 31, 2016	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702883. Member loan 702883 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,700 / month
Current employer:	claires	Debt-to-income ratio:	21.48%
Length of employment:	10+ years	Location:	indpls, IL

Home town:
Current & past employers:	claires
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/20/11 > I also wanted to state that I hv been on my job with claires boutique for 18 years .I am very trustworthy. This loan will be treated with the same respect like I have shown on my job for 18 years . It will be paid in full.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,618.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Specifically, what are the loan proceeds to be used for?	I answered this question at 6.02 pm today.
Please provide a complete monthly budget so I can assess your ability to repay this loan. Please include net family income ALL expenses (including food, transportation, clothing, medical, household items, etc.), not just monthly bills. Thank you.	I gross about 3,000 a month. About my monthly bills are around 1.800 including my morgage. I hv been in my home for 12 years. I am a cost cutting single parent. I will pay this loan back.
What is claires and what do you do there?	claires is a retail store it has over 3500 locations world wide I m a store manager I am also the trainer for all new store managers in the midwest. www claires.com
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	No I still hv a mortgage only in my name.. The market value is about 88,000 - 95,000

Member Payment Dependent Notes Series 702911

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702911	$10,000	$10,000	10.37%	1.00%	March 23, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702911. Member loan 702911 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,553 / month
Current employer:	citibank n.a.	Debt-to-income ratio:	7.76%
Length of employment:	4 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	citibank n.a.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,363.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello! I am interested in funding your loan. Give a brief job description and a detailed monthly budget of post-tax income and expense. Also, please list the debts to be consolidated with this loan, with the outstanding balance, APR, and min monthly payment for each. Thank you!	I work at Citibank in NY, My position is Universal Banker, I am responsible for Delivering the optimal customer experience by greeting, servicing, and referring consumer and business banking customers as appropriate. Handling and resolving complaints/issues on behalf of Financial Center customers promptly and effectively. Providing ongoing coaching to Tellers to effectively identify referral opportunities. Basic account opening for existing customer when needed as backup. My monthly budget post tax is estimated at $900 bi-weekly. My only expenses are car insurance for $217a month, Cell phone bill and food and gas. My debt is Visa credit card $5000 at 12.24% APR My mastercard $2500 at 9%APR (0% until june 2011) My AMEX $500 My overdraft protection $2000 at 9% I don't follow minimum monthly payments, I receive paperless statements and make a payment everytime I recieve my paycheck. I pay more than minimum and never paid late. I want to consolidate for convenience and I also believe having a loan on my credit report will help in the future when its time to apply for a mortgage,etc.

Member Payment Dependent Notes Series 703012

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703012	$4,700	$4,700	6.92%	1.00%	March 25, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703012. Member loan 703012 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,133 / month
Current employer:	BCS Systems	Debt-to-income ratio:	5.36%
Length of employment:	< 1 year	Location:	Missouri City, TX

Home town:
Current & past employers:	BCS Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > This loan is to fund a Health Savings Account (HSA) for the initial yearly deductible on a high deductible health plan (HDHP). Paying back the loan will not be an issue, I'm a hard worker and an honest person. I pay all my financial commitments on time. I just see the HDHP as a better option for my family and want the first year funded so I can focus on a funding it for the next year as I pay off this loan. Thanks for the help. Borrower added on 03/15/11 > This loan will be used to fund a Health Savings Account for the 1st year of a yearly deductible on a high deductible heath plan. I'm a honest person just doing what I feel is best for my family by going the HDHP route for health insurance. I have no problems paying my financial commitments.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,026.00	Public Records On File:	0
Revolving Line Utilization:	14.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why isn't the HSA coming from your paychecks? Are there medical expenses you already know about?	I have just started funding the HSA to cover the deductbile for next year. I want this year covered through this loan so I don't have to come up with large medicals bills right off the bat. I expect to reach the deductible because of weekly therapy for my son. I just need this loan once and then I'm set. Thanks.

Member Payment Dependent Notes Series 703022

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703022	$20,000	$20,000	20.48%	1.00%	March 28, 2011	March 29, 2016	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703022. Member loan 703022 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,318 / month
Current employer:	United Launch Alliance	Debt-to-income ratio:	2.44%
Length of employment:	10+ years	Location:	Castle Roce, CO

Home town:
Current & past employers:	United Launch Alliance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > My husband passed away from pancreatic cancer of March 11, 2010. Towards the end of his life he was very ill. Many of the bills piled up because we used our credit cards to pay medical bills. I would like to get from under all the debt after his passing with one bill to pay everything.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	6
Total Credit Lines:	34	Months Since Last Delinquency:	9
Revolving Credit Balance:	$3,042.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is United Launch Alliance and what is your position there?	ULA is a joint venture from Boeing and Lockheed Martin. We are what used to be the Rocket division from both. I am a financial cost analyst for the company.
Sorry to hear about your loss - pancreatic cancer is a horrible disease. Lending Club lists your revolving credit balance as only 3 thousand dollars. Could you list the credit card debt with interest rates and indicate which ones you will pay off?	I am not allowed to be specific, however, I can tell you that interest rates on my credit cards range from 18% to 30%. This is one of the main reasons I would like to pay them off.
Your answer to Lender 518089 question..."Lending Club lists your revolving credit balance as only 3 thousand dollars. Could you list the credit card debt with interest rates and indicate which ones you will pay off? was..."I am not allowed to be specific, however I can tell you that interest rates on my credit cards range from 18% to 30%. This is one of the main reasons I would like to pay them off."... Unfortunately your answer won't attract lenders stampeding wildly to help finance your loan. However, you can answer this type questions thusly; CC No. 1 $6,500 Bal 27.99 pct APR Min pmt $135 P M To be paid off (Or will not be paid off)which effectively tells lenders exactly what information they are asking. W-H-Y lenders ask this type question is because borrowers routinely jump on the the first available Debt Consol, CC REFI, bandwagon immediately because they want to consol/refinenace debts that have lower APR interest rates than the 20.48 pct APR interest rate Lending Club loan charges. The $ that you borrow should be intended to pay off HIGHER APR interest existing debts than 20.48 pct APR interest rate this loan charges. Lender 505570 U S Marine Corps Retired Lender 505570 U S Marien Corps Retired Va Beach, VA	CC Owe APR Monthly pmt Status CC 1 500 20% 25 To be paid CC 2 500 15% 25 To be paid CC 3 500 18% 25 To be paid CC 4 479 30% 50 To be paid CC 5 420 30% 23.9 To be paid CC 6 500 21% 20 To be paid CC 7 380 23% 20 To be paid Mortgage 254,000 1934 To be paid down and refinanced Thank you for helping me restate my CC debt. Hope this is more helpful.
MY SECOND EMAIL: Financial cost analyst, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include another family member? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($16 - $18K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $'s, or can list another loan purpose, $ amount. Partial loan reduces interest $'s paid majority of your more expensive APR pct debts. Partial loan is "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Household's Gross Monthly Income is $3,128. Anticipated service loan is 3-4 yrs. before paid in full. I would like to be at least 90% funded by listing end but will accept partial funding. Thank you for additional information.

Member Payment Dependent Notes Series 703073

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703073	$10,800	$10,800	15.28%	1.00%	March 25, 2011	March 29, 2016	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703073. Member loan 703073 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,467 / month
Current employer:	State of Virginia	Debt-to-income ratio:	15.00%
Length of employment:	10+ years	Location:	Portsmouth, VA

Home town:
Current & past employers:	State of Virginia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > This loan will be used to consolidate my credit card bills in to one monthly payment.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	25
Revolving Credit Balance:	$7,044.00	Public Records On File:	1
Revolving Line Utilization:	59.20%	Months Since Last Record:	117
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance is about $230K, the current value is $218K. The market value has dropped in recent years, it was as high as $278K
Mat Mgt Tech, Welcome to Lending Club. I'm interested helping finance your loan. My TWO questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? TWO: Usually 250 loans listed, today 365 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($8K - $9K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Question one: no it does not include my spouses income, our total income is $92,097. I'm hoping to repay the loan in the 3-4 year range. Question two: Yes I would be open to accepting partial funding

Member Payment Dependent Notes Series 703223

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703223	$10,400	$10,400	5.79%	1.00%	March 24, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703223. Member loan 703223 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	milford investments	Debt-to-income ratio:	18.01%
Length of employment:	10+ years	Location:	savage, MN

Home town:
Current & past employers:	milford investments
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > buying down interest from a previous higher interest rate loan that we are nearing paying off!!!

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1981	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,571.00	Public Records On File:	0
Revolving Line Utilization:	21.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 703237

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703237	$16,450	$16,450	16.02%	1.00%	March 23, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703237. Member loan 703237 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	cds	Debt-to-income ratio:	22.56%
Length of employment:	< 1 year	Location:	glendale, AZ

Home town:
Current & past employers:	cds
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > pay off all credit cards because they cancelled cards I had no balance on,decreased my credit limit so it looks like my accounts are maxed out decreasing my credit score,and increased my percentage rate even though I have never been late with a payment Borrower added on 03/17/11 > after the credit cards are payed off I will only use my bank card

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,141.00	Public Records On File:	0
Revolving Line Utilization:	97.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. Why did THEY cancel your credit cards? 2. For whom and for how long were your previous two employers? Thank you!	Type your answer here.1 credit card was cancelled because it had a low fixed rate where they could not increase the interest and the other was cancelled because I owed zero so they cancelled because lack o use Martin Transportation 15 months Unimark 11 months
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Type your answer here.hsbc,2200,19.99%,65.00 juniper,2900,14.99%,80.00 applied,1900,29.99%,95.00 capital one,4000,17.9%,120.00 capital one,700,17.9%,30.00 capital one,500,17.9%,20.00 chase,5100,16.24%,130.00 all would be paid off but 2 small capital ones I am a class A cdl driver

Member Payment Dependent Notes Series 703278

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703278	$20,000	$20,000	19.36%	1.00%	March 25, 2011	March 29, 2016	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703278. Member loan 703278 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,417 / month
Current employer:	New world systems	Debt-to-income ratio:	21.46%
Length of employment:	4 years	Location:	Royal Oak, MI

Home town:
Current & past employers:	New world systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > Very good credit and payment track record.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,302.00	Public Records On File:	0
Revolving Line Utilization:	89.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) What is the balance of the mortgage loan and any HELOC/2nd you owe on your home? 4) What is the current market value of your home? (use zillow.com if unsure) 5) How long do you actually intend to keep this loan? Thank you.	Thanks for the question. 1). CC1=16000@22%~350 CC2=9000@24%~280 CC3=9500@24%~300 CC4=6000@22%~190 I am paying off other debts with a year end bonus I received. 2). I'm canceling all but one. 3). Balance on first is 208k, second is 12k 4). Zillow says it's worth 235k. 5). I will likely pay it off within 24 months. Appreciate the interest.
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	Will do!
Attorney, Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 250 loans listed, today 345 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($18 - $18K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. Chief Legal Officer 2. That's just mine. Wife has a monthly gross of 6012. 3. It will likely be less than 24 months. 4. Yes, I would accept less. Thank you for your questions and interest.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	230k mortgage, zillow says 235k
I have invested in your loan but wanted to ask about your credit card accounts. On March 16 you indicated that "I'm canceling all but one." I would encourage you to check what that would do to your credit score. Lenders like a low credit usage ratio. You don't have to use the cards but their credit capacity may help your future ratio. I claim no fiduciary responsibility. Also, your loan has now funded at over 60%. Would you be willing to accept the lower option or only the fully funded option? Thank You	Thanks for the advice. I would accept the lower amount

Member Payment Dependent Notes Series 703280

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703280	$15,000	$15,000	19.74%	1.00%	March 24, 2011	March 29, 2016	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703280. Member loan 703280 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	SIEMENS	Debt-to-income ratio:	16.80%
Length of employment:	3 years	Location:	Sanger, TX

Home town:
Current & past employers:	SIEMENS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > What I am wanting to accomplish with this loan is to: A.Knock out all of my cc debt. -and- B.save my self a little mony every month in the process. As an added bonus, improve my credit score. If this works out...it will be another tool that i can use to "Get things done!" Borrower added on 03/16/11 > A1a)_What i am willing to disclose about my credit card debt is: I am paying on 9 cards that range in intrest from 9.9% to 26.99%. The amount per month that i pay is around $435. I am curret on all of them. A1b)_Other debts not being consolidated: I make 2 car payments and I still pay on a student loan. $500,$333,and $130 respectivley. A2)_If i get this loan I will keep the accounts open. If I close them it will drop my credit score. I manage my credit well. I just want to lower my monthly payment and pay off my cards. A3)_ I bought my home last year for $132k so i still owe the majority of the mortgage. A4)_My home shows $156k on the tax record. A5)_It will depend on how soon I can pay it off. I know as a potential investor going full term would be best for you, however if I can pay it off sooner than latter...I will. Borrower added on 03/22/11 > I WOULD LIKE TO TAKE THIS OPPORTUNITY TO SAY THANK YOU TO ALL OF THE INVESTORS WHO HAVE HELP FUND MY LOAN. We are almost there and I am convinced that we will be @ 100% very soon. Thanks again.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	26
Revolving Credit Balance:	$8,587.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for SIEMENS?	Good morning, I am a Systems Engineer. I design conveyor systems used for baggage handling and cargo.
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) What is the balance of the mortgage loan and any HELOC/2nd you owe on your home? 4) What is the current market value of your home? (use zillow.com if unsure) 5) How long do you actually intend to keep this loan? Thank you.	Member_608819, A1a)_What i am willing to disclose about my credit card debt is: I am paying on 9 cards that range in intrest from 9.9% to 26.99%. The amount per month that i pay is around $435. I am curret on all of them. A1b)_Other debts not being consolidated: I make 2 car payments and I still pay on a student loan. $500,$333,and $130 respectivley. A2)_If i get this loan I will keep the accounts open. If I close them it will drop my credit score. I manage my credit well. I just want to lower my monthly payment and pay off my cards. A3)_ I bought my home last year for $132k so i still owe the majority of the mortgage. A4)_My home shows $156k on the tax record. A5)_It will depend on how soon I can pay it off. I know as a potential investor going full term would be best for you, however if I can pay it off sooner than latter...I will.
Any additional household income not listed above?	Member_742667 , Yes, I recieve a small royality check (from oil rights) that has ranged from $120 to as much as $300/month. (amount varies depending on the market)
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Member_595101, Good afernoon, there is no HELOC on my home. I only have the one mortgage. When I bought my home a year ago I payed $132k. i have only been making mortgage payments for 1 year so the amount I owe is pretty close to the original loan amount (30 yr note). Home values here have not fallen as drastically as other parts of the country so homes in my neighborhood are selling for 140s to 160s. Mine is in that range. (Just courious...why do you ask?)
What's the delinquency from 26 months ago?	bokr, My hours were cut back due to the rising cost of oil back then. The company that i was contracted to lost a lot of business during that time. Putting food on the table was a little more important than paying a store credit card. I was late on three credit card payments, but i was able to get back on track within a couple of months. I havn't had any other problems. I am current on every thing now have been for a while. bokr, with your help i can get those cards payed off...what do you say, are you in?
If you are a salaried employee at Siemans, how can they cut back your hours, even if the company you're contracted to doesn't need you? Does not sound like a very secure job situation. Any reason to believe you won't be in the same position again with the rising gas prices?	Money_Tree, Thats a fair question. It can only be answered with a little bit of a back story. From Oct. of 2002 to Oct. 2008 I was under contract to Michelin Tire who was impacted greatly by raising fuel prices. As you may or may not know Michelin is an OEM supplier of tires for many of the auto manufactrures here in the states and abroad. When people stopped buying cars and started driving less the tire industry all but shut down. In Dec. of 2008 I started a new contract position with Siemens. I was still a contractor with Siemens untill Oct. 2010 when they brought me on "Direct" as a salaried employee. This segment of industry will not be crippled by higher oil prices like Michelin was. Siemens prides its self on being a "Green Company" and our business actually get better when people start using our technology because of the price of oil. Hope that answers your question.

Member Payment Dependent Notes Series 703297

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703297	$20,000	$20,000	18.62%	1.00%	March 29, 2011	March 29, 2016	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703297. Member loan 703297 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	California Department of Corrections	Debt-to-income ratio:	7.74%
Length of employment:	3 years	Location:	Fontana, CA

Home town:
Current & past employers:	California Department of Corrections
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > I would use the loan to help pay off the wedding that my fiancee has always wanted. What makes me a good borrower is that I have a stable job good income and a reliable man of his word.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	43
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	Ok not a problem.
Corections Officer, Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include fiancee? If not included, what is the household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 250 loans listed, today 365 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demands are rarely successful. Advantageous to accept 80 or 90 percent ($16 - $18K) fixed interest, term limited, partial loan because after 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	(1)That amount does not include fiancee's income. Monthly income for both of us is $5800. (2) 2-3yrs (3) would except a partial loan.
Please provide the details on the need for the loan. Thank You	To help pay for our dream wedding that me and my fiancee are trying to do by ourselves.

Member Payment Dependent Notes Series 703311

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703311	$9,600	$9,600	7.66%	1.00%	March 24, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703311. Member loan 703311 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	USCCB	Debt-to-income ratio:	19.00%
Length of employment:	2 years	Location:	Washington, DC

Home town:
Current & past employers:	USCCB
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > I want to stop using credit cards entirely. Thanks for all your help. I have great credit, and this loan will help me keep it that way! Matt in DC

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,487.00	Public Records On File:	0
Revolving Line Utilization:	46.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 703338

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703338	$10,000	$10,000	16.02%	1.00%	March 29, 2011	March 29, 2016	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703338. Member loan 703338 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Black Diamond Gymnastics	Debt-to-income ratio:	23.94%
Length of employment:	10+ years	Location:	Park CIty, UT

Home town:
Current & past employers:	Black Diamond Gymnastics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	15
Revolving Credit Balance:	$3,027.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 703378

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703378	$25,000	$25,000	18.25%	1.00%	March 29, 2011	March 30, 2016	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703378. Member loan 703378 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Santander	Debt-to-income ratio:	19.31%
Length of employment:	< 1 year	Location:	FRISCO, TX

Home town:
Current & past employers:	Santander
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/18/11 > This loan will reduce my existing credit card debt to 0. This loan will also payoff a personal loan.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,148.00	Public Records On File:	0
Revolving Line Utilization:	45.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	This loan is not for my home.
The revolving cred. bal listed here is $19K but you ask for $25 K. Please provide complete data about your current debts and explain any difference between amt request and debts. IMPORTANT IMPORTANT IMPORTANT -- Pls provide the following info: For EACH debt you plan to pay off with this LC loan, please provide the Lender, the Amount, the RATE [IMPORTANT -- RATE!] and the MinMoPayment, e.g.: Chase, $5,500, 9.9%, $75, -- etc. Thx	I am asking for $25K, however there is a processing fee of $1,250, bringing my total loan amount to $23,750 which will cover my debt of $23,631.85. Please see the details below. Discover Credit Card: $5,394.74, 19.99%, $114 Bank Of America Credit Card: $6,363.44, 16.24% , $145 GM Credit Card: $2,993.25, 16.49% $70 Best Buy Credit Card: $2,250.11, 24.24%, $30 WellsFargo Personal Loan $6,630.31, 12.24%, $335.53
Please explain why you prefer to pay LC 18.25% rather than WF 12.24% on $6,630 (noting that one year's worth of 6% extra on 6,600 comes to roughly $400), or even Bof A 16.24% on $6363. Please note that borrowers who give responses like "I want to just pay one bill a month" lead lenders to believe they care so little about our money that they are willing to pay hundreds of dollars in needless, avoidable interest for the convenience of checking off one less bill-pay each month. Tx	With the loan through LC I would be saving $56.29 a month that will be able to go in my savings and/or towards expenses for my new born.
2 days left and >10K to go, so I'm figuring you will get enough to pay off most of your debt but should be at least 5K short. If that's what happens, will you pay off the high interest debt and keep the Wells Fargo?	If the full amount of the loan I am requesting isn't approved and I am offered the amount minus the 5K, then I intend to pay off the higher interest debt and keep the Wells Fargo.

Member Payment Dependent Notes Series 703408

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703408	$35,000	$35,000	19.36%	1.00%	March 29, 2011	March 29, 2016	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703408. Member loan 703408 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,327 / month
Current employer:	Social Security Administration	Debt-to-income ratio:	19.57%
Length of employment:	10+ years	Location:	Bronx, NY

Home town:
Current & past employers:	Social Security Administration
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > How I Plan To Use The Funds: I would consolidate the following high interest debt into one payment. Debt#1: $12,752.73 Debt#2: $8,000.00 Debt#3: $7,365.98 Debt#4: $6,557.05 Debt#5: $5,895.98 Total Owe: 40,571.74 The remaining I owe I will pay off with my monthly net salary the next couple of months. What Makes Me A Good Borrower: I am responsible serious, honest, and above all a God fearing person who accomplishes everything I set myself out to do. I will successfully, timely and responsably in God's name pay off this loan. Also what makes me a good borrower is that I am financially capable of paying off this loan sooner because my goal is to become financially strong to start a business in the future. How Stable My Job Is: I have a secure job with the federal government; my salary increases every year. I have been working for my agency for over 10 years. In addition, I have a part time job that generates additional income for me on a monthly basis. This loan would be a great help for me to begin to get out of debt much more quickly. If given this opportunity I will not let my lenders/team down. I am a good candidate for the loan because actions speaks louder than words I have successfully always paid off all my prior debts owed responsibly and will do the same with this loan every month. My Monthly Budget: Monthly Net Full Time job: $4,228.08 Monthly Net Part Time job: $1,000.00 Monthly Expenses: Rent: $500.00 Electricity: $198.00 Car Insurance Payment: $383.00 Cell: $180.00 Grand Total: $1761.00 Borrower added on 03/18/11 > I am and excellent candidate to pay off this loan in 2-3 years or even less because: - My Yearly Gross Income from my Full Time job is $87,929.00. - My Yearly Gross Part-time Job Income is $10,000.00. - I am single woman with no children and my only financial responsibilities are the things mentioned and this loan. - This loan will be a great help for me to begin to get out of debt and save so that I can start in the near future my own business. - If given this opportunity I will not let any of my lenders down. God has given me the blessing to have secure job and income resources to pay off this loan. Thank you in advance for funding my loan. Paying off this loan will be my priority every month. I will always stay vigilant of my responsibility with this loan because I have goals and dreams to accomplish and I need to continue to build my credit and maintain the good standing. In addition, above all, I will stay vigilant because of the role I play as a daughter of God; I am an ambassador of the Most High Loving God and I will not let God or any of my lenders who funded my loan down. Again, thank you for investing in the blessings of helping God’s children; you will receive great blessing in return. God Bless You! Borrower added on 03/18/11 > Below is the corresponding interest Rate and monthly minimum payment for each debt listed above: Debt#1 Monthly Payment: $358.86 - Interest Rate 16.99% Debt#2 Monthly Payment: $274.00 - Interest Rate 14.25% Debt#3 Monthly Payment: $452.36 - Interest Rate 35.00% Debt#4 Monthly Payment: $289.22 - Interest Rate 15.99% Debt#4 Monthly Payment: $130.00 - Interest Rate 15.99% Debt#5 Monthly Payment: $220.09 - Monthly Interest Rate applied $141.56 - Applied to Balance $78.53 Monthly Total Minimum Payment: $1724.53

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	45	Months Since Last Delinquency:	2
Revolving Credit Balance:	$6,761.00	Public Records On File:	0
Revolving Line Utilization:	47.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 250 loans listed, today 345 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($28 - $32K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for your interest in helping finance loan and for the valuable tips and information provided. My Position with Current Employer: A Social Insurance Specialist for the Office of Quality Programs of Social Security Administration. I am single woman with no children, spouse, fiancee or partner. My monthly household Gross Income is: $6,740.80. My yearly Income: $87,929.00. I anticipate to pay off the 35K loan if funded in 2-3 years or less. I am flexible and willing to accept 80% or 90% ($28K-$32K) partial loan funded to pay off higher APR interest debts first. I anticipate to pay off this partial loan in 1-2 years if given the opportunity.
For all of the debts that you listed, can you please also list the corresponding interest rate that you are paying, and the monthly minimum payment for each? As odd as it sounds, some borrowers try to consolidate loans from lower rates to a higher one just for convenience. I just want to make sure that this really works out for you both in a lower monthly payment and lower interest rate. Thank you.	Below is the corresponding interest Rate and monthly minimum payment for each debt: Debt#1 Monthly Payment: $358.86 - Interest Rate 16.99% Debt#2 Monthly Payment: $274.00 - Interest Rate 14.25% Debt#3 Monthly Payment: $452.36 - Interest Rate 35.00% Debt#4 Monthly Payment: $289.22 - Interest Rate 15.99% Debt#4 Monthly Payment: $130.00 - Interest Rate 15.99% Debt#5 Monthly Payment: $220.09 - Monthly Interest Rate applied $141.56 - Applied to Balance $78.53 Monthly Total Minimum Payment: $1724.53 Thank you for your question, for looking out and for funding my loan. I appreciated.
On your credit report, it states that you have 6,761.00 revolving credit and you state that you have 40K debt. But you're asking 35K. Is that means rest the money goes your personal debt?	Thanks for your question. I have a revolving 8K credit card debt. In addition to my revolving credit card debt; I have 5 un-secure loans debt listed on my credit that is not revolving credit. I have listed my credit card debt and my un-secure loan debt in this loan request together. My highest debt amount is on un-secure loans debt from banks that I requested due to a family emergency with my grandmother's health and treatment (my grandmother died on 12/2010). 8K of the funds will go to my credit card debt and the rest will go to pay off my un-secure personal loans debt that I have listed on my credit. I greatly appreciate your assistance in funding my loan. Again thank for your question and for funding my loan.

Member Payment Dependent Notes Series 703415

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703415	$6,000	$6,000	6.92%	1.00%	March 28, 2011	April 1, 2014	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703415. Member loan 703415 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	dymax Corporation	Debt-to-income ratio:	2.69%
Length of employment:	4 years	Location:	Tolland, MA

Home town:
Current & past employers:	dymax Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,472.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 703621

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703621	$12,000	$12,000	10.74%	1.00%	March 24, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703621. Member loan 703621 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	US Dept. Justice, Bureau of Prisons	Debt-to-income ratio:	10.09%
Length of employment:	10+ years	Location:	Victorville, CA

Home town:
Current & past employers:	US Dept. Justice, Bureau of Prisons
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > Combined gross annual income for me and spouse is $175K. I forgot to include this info with the answer of question one from the US. Marine Corp Retired Investor.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	13
Revolving Credit Balance:	$15,893.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Chaplain,Welcome! I'm interested to help finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans.) TWO: Lending Club loans feature NO prepayment penalty. Yo've initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 300 loans listed, today 395 are listed; all won't 100 percent fund. When your listing expires, IF 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand are rarely successful. Advantageous to accept an 80 or 90 percent ($1 - $11K) fixed interest, term limited, partial loan because after 6-months current payments, you're automatically eligible relist unfunded $, or can list another loan purpose and $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1) Gross Monthly Income for me does not include spouse's income. 2) I anticipate to pay off the loan in 3 years. 3) I will except 85% - 100% of requested loan amount.
What do you do for the US Dept. Justice, Bureau of Prisons?	I am a Staff Chaplain for the US Dept. of Justice, Bureau of Prison,

Member Payment Dependent Notes Series 703755

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703755	$13,500	$13,500	7.29%	1.00%	March 28, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703755. Member loan 703755 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,249 / month
Current employer:	HDR Engineering Inc	Debt-to-income ratio:	14.82%
Length of employment:	2 years	Location:	ENCINITAS, CA

Home town:
Current & past employers:	HDR Engineering Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > The loan is to pay off credit cards and get out of debt faster. Thanks

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,570.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 703840

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703840	$8,500	$8,500	11.11%	1.00%	March 25, 2011	March 29, 2016	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703840. Member loan 703840 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,800 / month
Current employer:	Aries Marine	Debt-to-income ratio:	10.96%
Length of employment:	1 year	Location:	New Iberia, LA

Home town:
Current & past employers:	Aries Marine
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > I am new to lending club and thought investors may feel more comfortable if they knew a little more about me. I work on a ship in the gulf of mexico 14/14 and have been working in this capacity for the last five years. Although I changed companies a year ago that was just a power move to cut out the middle man. I was employed with Blue Marlin Catering for four years and they would contract me out to other companies and keep a lot of my money. Now I am with a reputable company, fully benefitted with Health, life, dissability, and on/off work accidental insurance. I am also married with three kids - my oldest is six and my youngest is 15 days. So with the addition of he new baby I gave up my car for a mini-van. In return my wife has granted me the privledge of purchasing the Ninja ZX6R. I will answer any questions that you may have. Thank You!

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	59
Revolving Credit Balance:	$2,313.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Aries Marine and where did you work before that?	I cooked on ships in the gulf of mexico for a catering company 4 years previous to my employment with Aries. I simply cut out the middle man and found a boat company that is more career minded. I am on track now to be a licensed mate/master with in the next 16 months. Hope this helps - im not sure how this works, but I am willing to share some information.

Member Payment Dependent Notes Series 703843

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703843	$18,000	$18,000	10.00%	1.00%	March 23, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703843. Member loan 703843 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	Merced Union High School District	Debt-to-income ratio:	24.14%
Length of employment:	10+ years	Location:	Atwater, CA

Home town:
Current & past employers:	Merced Union High School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > Just completed my Master's Degree in Education Administration and want to consolidate the credit cards I used to pay the tuition.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,156.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Merced Union High School District?	I was a teacher in the district for 13 years and this is my 4th year as an Associate Principal.

Member Payment Dependent Notes Series 704047

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704047	$18,000	$18,000	16.40%	1.00%	March 28, 2011	March 30, 2016	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704047. Member loan 704047 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	EverTran Solutions	Debt-to-income ratio:	21.42%
Length of employment:	4 years	Location:	Puxico, MO

Home town:
Current & past employers:	EverTran Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,365.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is EverTran Solutions and what do you do there?	It is a medical transcription company. I provide documentation solutions to medical care providers including clinics, hospitals, imaging centers, etc.
Any additonal household income not listed above?	Yes. When I was completing the loan application it was my understanding that I could only list my personal income not other income in the household. Additional income is approximately $1200 per month via spouse employment.
Please list balances, APRs, and monthly payments for the debt you intend to consolidate. thanks!	Approximate Balances = $8500, $3500, $4500. APRS vary from 15.99% t0 19.99%, I have been paying about $600 per month on each of these bills, but the minimum monthly payments required are much lower than that.

Member Payment Dependent Notes Series 704058

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704058	$8,000	$8,000	15.65%	1.00%	March 23, 2011	March 30, 2016	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704058. Member loan 704058 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	army	Debt-to-income ratio:	10.41%
Length of employment:	8 years	Location:	anchorage, AK

Home town:
Current & past employers:	army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,673.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1 - Rank? 2 - ETS? Thank you for serving our country.	I' m an E-4 and my ETS is in three years. I do have another income coming in as well, my wife works full time.
I presume this is for an elective surgery not covered by TRICARE. Correct?	Correct.
Can you list your spouses income if not listed above?	She makes 700 a month.
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments?	Rent-1375.00 Car- 250.00 Insurance- 89.00 (car) The military already covers me medical insurance. Food- 400.00 a month Credit card debt payments run me about 200.00 a month. I have an additional income my spouse works full time and she brings home another 700 a month.
Another couple of questions. These medical expenses will not be ongoing, correct? Has the procedure already happened and we are seeing the expense in your current revolving credit balance or will this money be in addition to your current revolving credit balance?	The surgery is scheduled for May 3rd, it is a one time surgery. It will not be an ongoing expense.

Member Payment Dependent Notes Series 704079

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704079	$10,000	$10,000	14.91%	1.00%	March 28, 2011	March 30, 2016	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704079. Member loan 704079 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	first student bus co.	Debt-to-income ratio:	15.35%
Length of employment:	1 year	Location:	pittsburgh, PA

Home town:
Current & past employers:	first student bus co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > I want to trade in a 2001 ford explorer xlt (loaded),which i purchased in sept.2009 with 108,500 miles while it still looks good and runs great with 116,000 miles on it,and inspected.my payoff is $approx.$2650.cars value is between $4,200 and $5,200.why?Rising fuel cost.I want another good fuel efficient small car(no more big suv.My step-son has been paying on the chevy equinox since 09/2009.He's getting married and needed a good low mileage(25,000 mile)suv or crossover vehicle.I've been driving school bus since 2009 but i am a retired medicaid state worker.I promise,that this loan will be paid in full.You may/can count on it.I have no plans to retire.I'll start getting a small mill pension in february 2012.I had 12 yrs.in the mill when i was younger.I'll collect social security in 02/2014.I have an ira which i can reinvest in 11/2011.My wife is a beautician 4 days a week,in 2 personal care homes,will continue to work even when her social security payments start in 07/2011. Borrower added on 03/21/11 > Being a vietnam era combat marine veteran and being a retired state worker with 25 years service and getting neuropathy in both of my feet and legs from agent orange which i take medication,i will greatly appreciate this loan if it ever gets approved and over 60% funded.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	35
Revolving Credit Balance:	$2,487.00	Public Records On File:	0
Revolving Line Utilization:	62.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 704088

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704088	$12,000	$12,000	11.11%	1.00%	March 29, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704088. Member loan 704088 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	new york health and racquet club	Debt-to-income ratio:	9.23%
Length of employment:	2 years	Location:	new york, NY

Home town:
Current & past employers:	new york health and racquet club
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > using money to purchase real estate, i have steady job i have been employed at my current job for almost 3 yrs, i do not have high monthly expenses and i do not live out of my means i believe that is what makes a great borrower is to know how to manage money and live within income Borrower added on 03/08/11 > this is my SECOND LOAN from LENDING club the listing ID is listed below: Borrower Member Loan 499466 i have great track record with lending club im on my 2nd year of my first loan i have never missed or been late on one payment and loan will be paid in full on feb 2012 thats why i feel i make a great candidate as borrower simpily because i have a proven and perfect track record with lending club and your reward exceeds the risk with me reward vs risk= reward

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	7
Revolving Credit Balance:	$648.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 704239

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704239	$4,000	$4,000	13.06%	1.00%	March 23, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704239. Member loan 704239 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Heritage Environmental Services	Debt-to-income ratio:	3.37%
Length of employment:	1 year	Location:	Los angeles, CA

Home town:
Current & past employers:	Heritage Environmental Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/19/11 > For debt consolidation Borrower added on 03/19/11 > Looking for loan to cover paying off a little credit card debt that has increased in APR.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	81
Revolving Credit Balance:	$6,064.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? DO you have any other loans apart from CC loans ? What is your monthly budget (including family)? Please itemize If you have spousal income please specify approx ? Can you submit documentation and get your income verified through lending club? It increases confidence in lenders and will fund your loan faster	Thank you for your question. I am new to this format and was a little unsure as to what information, exactly, I should include. Here is my situation, intentions and goals. I am a young(ish) professional (Chemist). I worked for my current company for 5 years, took 4 years off to do some non-profit work and returned to my career path one year ago. I have recently encountered some unexpected expenses. They are nothing I can't handle, but I have had to put some of the unexpected expenses onto my credit cards running them up past 30% of the credit line mark (which I am sure you know negatively effects credit score). We are looking to move in the next few months and, in effort to put myself in the most favorable position I can, I wanted to bring my credit line to credit debt ratio down a bit. They are as follows: I currently owe: Credit cards (Listed individually. All aprox 14% APR +/-) - $835 out of $2,000 total card limit - $3,487 out of $4,000 - $318 out of $500 - $3755 out of $4,000 - $2,500 student loan. I have no additional debts. I purchased my car out-right as I do not like to have car payments and my rent is currently only about $650/month (will increase to $1,200 when we move). I need $5,246.09 to bring my credit cards down to the 30% mark. If fully funded to $3,800 through this loan, I will pay the remaining $1,456.09 out of my own pocket over the course of the next two months. I am not seeking the full $5,246.09 since I do not like debt and feel coming up with the rest of the money to reach my goal will not place an undue burden on me. Please feel free to contact me if you have any additional questions, comments or suggestions. Thank you for your time,

Member Payment Dependent Notes Series 704343

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704343	$8,000	$8,000	7.29%	1.00%	March 24, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704343. Member loan 704343 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Annabelle's Pet Care	Debt-to-income ratio:	21.10%
Length of employment:	2 years	Location:	Apt 2, MA

Home town:
Current & past employers:	Annabelle's Pet Care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > I am currently paying 24.99% APR on a credit card. I make my payments on time and always for more than the minimum due. Yet against that kind of interest, I have had a difficult time paying down the principal. I am seeking a loan through lending club to pay off this credit card in full, which I will do immediately upon receiving funding. I am simply looking for a reasonable and responsible way to pay off this debt and your investments in my loan will allow me to do that. Thank you.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 704395

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704395	$14,000	$14,000	14.17%	1.00%	March 25, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704395. Member loan 704395 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,708 / month
Current employer:	WGTE Public Media	Debt-to-income ratio:	14.22%
Length of employment:	4 years	Location:	Maumee, OH

Home town:
Current & past employers:	WGTE Public Media
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	43
Revolving Credit Balance:	$12,289.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What caused the delinquency 43 months ago? What is being done different to avoid a reoccurence of delinquency?	The month prior I paid the amount I had believed would have covered the full amount still on my credit card. However, I had not taken into account the interest that had accrued since my monthly statement was provided. When the August statement came I did not open it, assuming it was paid. A month later I received a new statement and upon opening it discovered my error. I promptly paid and verified that amount for the full balance. Since then, I verify the amount on paying off accounts and always open my monthly statements in case of error.

Member Payment Dependent Notes Series 704400

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704400	$22,000	$22,000	13.80%	1.00%	March 28, 2011	March 30, 2016	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704400. Member loan 704400 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,532 / month
Current employer:	Community YMCA	Debt-to-income ratio:	6.94%
Length of employment:	10+ years	Location:	DREXEL HILL, PA

Home town:
Current & past employers:	Community YMCA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > Property settlement agreement.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1980	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,314.00	Public Records On File:	0
Revolving Line Utilization:	6.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Also, can you please tell us a little bit more about the details of the settlement? Thanks, Ron	Total on credit cards is $4650, I have an auto loan which is 10,000 and another small personal loan for 4500. The settelment is with my wife, we are seperated and I am turning over my rights to our house, as part of the agreement she is re-fiannacing and taking me off the mortagage and in turn I am giving her a lump sum to pay down on a home equity line of credit we shared. Up until now I have been paying her 1500 a month since I left in August.
Divorce can be expensive, and before contributing to your loan I'd like to know if any children are involved [litigation expense for this can get into the tens-of-thousands], any other unresolved issues, any threats of litigation, etc., or if this property settlement is the only dispute in your divorce.	this is the only action that we are taking, we have agreed on the terms, our son is an adult. It is not a dispute but rather an amicable agreement.
HI!.....you're almost half funded......what interest rates are you paying on your Credit cards, auto loan, and the $4,500 "small personal loan?"........TIM	Type your answer here. One credit card is interest free, Gm is 12% Amex is 15%the auto loan is 5% and the personal loan is 9%.
Since the rates you presently pay on your debt are mostly lower than the 13.8% rate you are applying for please explain why this loan makes sense for you.......& GOOD LUCK TO YOU	Type your answer here. My wigfe and I are sepersated and we have agreed on our property settlement. As pasrt of her refinancing our mortgage I have agreed to pay her downpayment which was pasrt of a home equity line of credit we had. Becuse i am still part of the current mortgage my bank wouold not finance my loan. I hd been contributing 1500 a month towards the mortgage since i moved out in August. Now that we have the agreement I am not doing that anymore,. Hope that makes sense.
Hi Am very interested in funding your loan Can you tell me what your job is with the YMCA? How are finances at the Y? Is it going through any reorganizations or cutbacks? Do you see any reason you might not be there within the next 18 months or so? Thanks!	Type your answer here. My job is branch director, i have been at this y for 17 years and started as the facility director. I do not see myself leaving my current position and i definetly do not see myself leaving the YMCA . We have expierenced some budget reductions, mainly becuase of planet fitness and other low cost competition but that has not translated into any staffing or orginzational changes. We manage our expenses and have been very good at preserving our resources. Our web site is www.cyedc.org if you would like to see it.

Member Payment Dependent Notes Series 704429

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704429	$12,000	$12,000	15.65%	1.00%	March 25, 2011	April 4, 2016	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704429. Member loan 704429 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Quest Diagnostics	Debt-to-income ratio:	15.16%
Length of employment:	3 years	Location:	Hawthorne, CA

Home town:
Current & past employers:	Quest Diagnostics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > I plan to use the funds to pay for our wedding expenses. Our date is already set and everything is planned. We just need financing to make our day happen. I work for a stable company in a stable position. I have always stayed current on any payments I have had to make in the past. This will be a small debt compared to our income, and we plan to pay it off early. We just haven't had the time to save enough. The money we had saved when we began planning the wedding, we used to help family in need last year and we have not been able to replenish our savings

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	60
Revolving Credit Balance:	$2,225.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments?	My monthly expenses come to about $1000 a month totaling everything. My fiance takes care of everything else. I have no credit card debt; everything on my credit cards right now is related to my wedding; and that's only a couple hundred dollars. I make more than double the amount of my expenses on a monthly basis. I just don't have it in a lump sum at the moment.
PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget.	I also answered this question for another person. My expenses come to about $1000 a month. I don't have any other loans besides my car, which is included in the above expenses, and I have a couple hundred dollars on my credit card with things related to the wedding. My monthly income is more than double my expenses, I just don't have the lump of cash available right now.
Can you list your fiances income?	My fiance's income is about $43,000 a year.
Hi, am very interested in funding your loan. Your answers so far have been very comforting. Do you see *any* reason you might not be with Quest in the next 18 months or so? Any pending consolidations, shutdowns, cutbacks, relocations, etc? I know Quest recently purchased Celera Diagnostics, does your site do similar work to Celera's? Thanks	No, I do not see any reason why I will not be with Quest. As you said Quest has just purchased Celera, and their stock has continuously gone up recently. I work for the part of Quest called Focus Diagnostics. We are the only site in Quest to do testing for infectious diseases. We are also the company that developed the H1N1 testing for the pandemic in 2009. We also develop testing kits for doctors to do in house. Celera is similar to us because, like us, they make test kits and do testing, but their focus are genetic diseases. In all, I would say that we are pretty stable and growing at the moment and I don't see any change in the near future.

Member Payment Dependent Notes Series 704433

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704433	$12,000	$12,000	10.37%	1.00%	March 23, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704433. Member loan 704433 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	University of Pittsburgh	Debt-to-income ratio:	9.66%
Length of employment:	< 1 year	Location:	Pittsburgh, PA

Home town:
Current & past employers:	University of Pittsburgh
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > I stated a position working at a major university several months ago, a nice promotion from my last job; and my Wife and I have been working hard over the past two years to consolidate and pay off all the debt we had accrued over our college careers and our wedding in hopes of being able to buy a house some day.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	49
Revolving Credit Balance:	$18,550.00	Public Records On File:	0
Revolving Line Utilization:	45.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 704449

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704449	$6,000	$6,000	7.66%	1.00%	March 23, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704449. Member loan 704449 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	BNY Mellon Asset Management	Debt-to-income ratio:	20.55%
Length of employment:	< 1 year	Location:	East Meadow, NY

Home town:
Current & past employers:	BNY Mellon Asset Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > This loan is to consolidate my 3 credit cards and the rest of my car loan into 1 payment making it easier for me to save money. I am good for the money and my credit history can back me up. The last time I checked I had an 815 score on experian. I never miss a payment and I am never late. I am just an honest guy with a solid job looking to utilize the power of consolidating my debt. I look forward to doing business with whom ever decides to fund me. Thank you.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,147.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 704461

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704461	$9,900	$9,900	10.00%	1.00%	March 25, 2011	March 30, 2016	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704461. Member loan 704461 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,867 / month
Current employer:	n/a	Debt-to-income ratio:	20.20%
Length of employment:	6 years	Location:	Virginia Beach, VA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > Secure and stable employment 6+years, excellent credit history, no late payments, will consolidate higher interest credit cards at a lower rate. Gross Monthly Income $3900.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,137.00	Public Records On File:	0
Revolving Line Utilization:	19.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Missing this info: what company you work for and what you do there? What is the current value of your home (use zillow.com) and how much do you currently owe (principal remaining). Thanks. Pepe	I am a supervisor at a large school system in southeastern Virginia. The current value of our home is $319,000. The remaining principal on the mortgage is approx $165,000. Thank you
Please read this carefully and answer all Q's asked with concrete, definite numbers. That way I and other interested lenders will be able to fund your loan! 1- Please list the DEBTS YOU PLAN TO PAY OFF if this loan is funded, and for EACH of them please provide the Lender [e.g., Chase], the Amount [e.g., $10,000], IMPORTANTLY THE RATE [e.g. 8.99%] and your min mo payment [e.g., $100] -- be SURE to list each independently and not lump them all together (i.e., NOT "altogether 20,500 with average rate of 15%! List EACH separately!] 2- Then, in a separate disclosure to us, please list all your debts that you WILL NOT be using the LC money to pay off, and list them in the same way (i.e., each one separately with Lender, Amount, Rate and Payment] Thanks.	Thank you for your question. If this loan is funded I will be paying off the following: 1.)Wells Fargo Credit Card $4200 21.15% min. monthly payment is $115 2.)Bank of America Credit Card $4400 14.24% min. monthly payment is $61 3.)America Express Credit Card $567 14.5% min, monthly payment is $15.00 Other debts not used to pay for with this loan would be a student loan through the federal government (Direct Loans) Balance $38,000 4.75% monthly payment is $156.60 Vehicle and Mortgage is soley in my husband's name which he fully pays for.

Member Payment Dependent Notes Series 704462

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704462	$12,000	$12,000	7.29%	1.00%	March 28, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704462. Member loan 704462 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Virginia Commerce Bank	Debt-to-income ratio:	13.66%
Length of employment:	2 years	Location:	Gainesville, VA

Home town:
Current & past employers:	Virginia Commerce Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/18/11 > I have the funds in my 401K to borrow. I want to do it this way because I don't want to borrow against my 401K. If I needed to, I would borrow from that to pay back this loan, so it is a pretty safe investment.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,790.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 704507

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704507	$12,375	$12,375	10.37%	1.00%	March 24, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704507. Member loan 704507 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,296 / month
Current employer:	Mad River Community Hospital	Debt-to-income ratio:	24.58%
Length of employment:	2 years	Location:	Kneeland, CA

Home town:
Current & past employers:	Mad River Community Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > I plan to use the funds to consolidate every single bill into one simple payment which will just simplify my life and my finances with one payment. I don't want for much, and I have an excellent employment history and am currently employed in a very busy, exciting job in Human Resources and I am doing well. I've received two merit increases within the last two years which is 20% raise due to my work ethic and positive attitude. This loan will help me and help you. Thank you so much for your consideration. I can't wait to breathe easy and hopefully be on the investing end of this business soon. Thank you.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	77
Revolving Credit Balance:	$10,248.00	Public Records On File:	1
Revolving Line Utilization:	89.10%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 704521

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704521	$8,000	$8,000	13.80%	1.00%	March 23, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704521. Member loan 704521 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Brand X Communications	Debt-to-income ratio:	6.71%
Length of employment:	3 years	Location:	Aventura, FL

Home town:
Current & past employers:	Brand X Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > I really want to pay off two very high credit cards, but don't want to be cash strapped and end up using them again... this loan will help me do that.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	76
Revolving Credit Balance:	$4,165.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? DO you have any other loans apart from CC loans ? What is your monthly budget (including family)? Please itemize If you have spousal income please specify approx ? Can you submit documentation and get your income verified through lending club? It increases confidence in lenders and will fund your loan faster	Hello, thank you for your question. The two cards I'm mainly concerned with are a Chase Visa with a 27% interest rate (about 18 months ago, I was late by 2-3 days on a payment which based on Chase's terms allowed them to raise my rate to that level.) The other is a GE Mastercard with a 23% interest rate. By paying off the balances, I'll increase my available credit which should continue to increase my credit score. I do have student loans, which have been reduced from $25,000 to $7,000 over the past four years. My auto is paid outright. I'm actively working to save enough for a down payment on a home, and consolidating the credit cards will allow me to reduce the amount I'm paying in interest without impacting my ability to save from my paycheck. I do not have spousal income, and Lending Club has verified my income. This loan will reduce my monthly expenses by about $200, when you take into account the reduction in interest and consolidated payment on this loan. That reduction in expenses will allow me to meet my financial goals mroe quickly.
Could you (1) list the balances and rates of the two credit cards and (2) give some detail on the delinquency 76 months ago? Thank you.	Thank you for the questions. I recently provided details regarding the cards and the interest rates which should now show up in my profile. Regarding the delinquency over 6 years ago - I had just graduated college and entered the workforce. I made some poor decisions based on being young and inexperienced. I have worked very hard over the past several years to increase my credit score from 550 in 2006 to over 700 now. My goal is to continue moving forward so that I can decrease debts and increase assets. (and eventually be on the lending side here!) I hope that information helps.

Member Payment Dependent Notes Series 704522

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704522	$9,125	$9,125	10.74%	1.00%	March 28, 2011	March 30, 2016	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704522. Member loan 704522 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	McPherson's Jewelry	Debt-to-income ratio:	17.98%
Length of employment:	10+ years	Location:	Las Vegas, NV

Home town:
Current & past employers:	McPherson's Jewelry
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > Thank you for your interest in funding my loan. I have a credit card with a 19.99% APR. I would like to use the proceeds of this loan to pay it. Obviously, I'm paying on the credit card anyway, I'd just like to save some money on the interest charges. As evidenced my credit bureau, I ususally pay off my loans early and I've never had any late payments.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,377.00	Public Records On File:	0
Revolving Line Utilization:	83.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list all of your debts one by one, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	I have three main bills. CC1 @$19,000 5.99% APR $300/mo. CC2 @$19,000 7.5% and CC3 @ $20,000 19.99% APR $400/mo. I also have a student loan for myself and the payments are $154/mo at 4.25% APR. My cars are both paid for and I have no mortgage payment. I would love to tell you what my job is, but Lending Club has asked that I not divulge details of that nature. What I can tell you is that I make $100,000/yr, and have been at my current job for over ten years. I incurred a significant amount of revolving debt recently, due to moving my business and myself out of state. My daughter began attending an expensive private university last fall; so much of that debt was for tuition payments. I feel these debts are quite temporary, because from my calculations, regular cash flow from the relocated business will be reestablished within the next three to four months. At that time, I should be able to aggressively eliminate my high balances. I don't anticipate any future needs that would cause me to acquire more debt, as I normally don't carry a debt load of this nature. My daughter has also been awarded several academic scholarships for next year, so her tuition obligation is FAR less than it was this year. I plan on paying $10,000 of my high interest rate card on my own within the next two weeks. I simply feel the less interest I'm paying over the next several months, the more money that can go to the remaining balance, and the quicker it'll be paid in full. Thank you for your consideration in funding my loan. I truly appreciate it, and I assure you it will be put to productive use.
Greetings. What do you intend to do with your credit card accounts once you pay off the balances? I see that you have 12 open lines. How many do you intend to keep?	Thank you for your question and interest in funding my loan, as it is greatly appreciated. Of the twelve accounts I have open, I only actually use three. The others are rarely used and have been left open purely for use with special coupon or discount offers (they are department store cards). After the accounts are paid off, I plan to keep them open for credit rating purposes. At that time, I'm sure I will continue to use the one with the lowest interest rate on an as needed basis.

Member Payment Dependent Notes Series 704571

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704571	$12,000	$12,000	15.28%	1.00%	March 29, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704571. Member loan 704571 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	PARAGON HONDA	Debt-to-income ratio:	4.74%
Length of employment:	5 years	Location:	ASTORIA, NY

Home town:
Current & past employers:	PARAGON HONDA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,139.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Salesman, Welcome! I'm interested to help finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans.) TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 300 loans listed, today 361 are listed; all won't 100 percent fund. When your listing expires, IF 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($10 - $11K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan financially favorable, alternative option you should seriously consider in event loan does not 100 pct fund.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	NO
What is your position at Paragon Honda?	SALES CONSULTANT
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? DO you have any other loans apart from CC loans ? What is your monthly budget (including family)? Please itemize If you have spousal income please specify approx ? Can you submit documentation and get your income verified through lending club? It increases confidence in lenders and will fund your loan faster	I have five credit cards and the total balance is almost 12 thousand dollars. The interest rate range from 19.99% to 23.99%. My spouse does not work i am the caretaker of the house. Yes i can proof my income if need be.
Sales consultant, Received your reply. I assume you are more proficient selling Honda cars than answering lenders questions. Your reply..."NO"... I assume answered Question ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? That said, then answer remaining TWO legitimate questions I asked: QUESTION TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: Usually 300 loans listed, today 361 are listed; all won't 100 percent fund. When your listing expires, IF 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($10 - $11K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan financially favorable, alternative option you should seriously consider in event loan does not 100 pct fund.) Not all lenders ask borrowers questions. Vast majority lenders read lender-borrower Q/A exchanges BEFORE investing their hard earned $ in loan notes. Lenders have preconceived opinions concerning borrowers who do not provide necessary information, sre evasive, or omit answering lenders legitimate questios. IF you want your loan to fund then answer lenders questions. Lender 505570 U S Marine Corps Retired	I would preffer to have the loan to be 100% funded otherwise i would just pay my bills on my own. I want to put everything in one bill with a lower interest rate than what i am paying at the current time. I don't know if you are familiar with sales, but it varies every week every month every year. Things are going greatly in the car business right now so i am looking to pay off this loan in less then the 2 1/2 years.
You should consider being more forthcoming with information if you wish to attract lenders. I'm actually surprised your loan request has been funded to the degree that it has given your responses thus far. I personally will look elsewhere to invest my money. No need to respond, just some friendly advice.	Thanks

Member Payment Dependent Notes Series 704705

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704705	$20,000	$20,000	20.85%	1.00%	March 29, 2011	March 30, 2016	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704705. Member loan 704705 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Toyota of Grapvine	Debt-to-income ratio:	6.44%
Length of employment:	5 years	Location:	Lewisville , TX

Home town:
Current & past employers:	Toyota of Grapvine
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > I'm looking at purchaseing a Pneumatic Trailer for hauling Sand. The trailer cost 30,750 and I am putting 10-15,000 cash down an just need to finance the remainder so the trailer I'm purchaseing will have equity in it from the start. Borrower added on 03/17/11 > I've been working for Toyota for 5years and have $1,800 a month in excess income so making timely payments is not an issue.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	10
Revolving Credit Balance:	$13,489.00	Public Records On File:	0
Revolving Line Utilization:	90.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
(1) What was your delinquency 10 months ago? (2) Why do you want to be able to haul sand? Do you have a side business (apart from your job with Toyota)? (3) What is your position with Toyota? ..	Type your answer here. 10months ago went through a process to refiance my mortgage. During that time my old mortgage company wasnt applying my payments I sent them to the correct account. I even have bank statement showing I was always on time and even early majority of the time. Now to get that cleared I have to go through the credit buearus to have that removed which is a lengthy process. Yes I do have a side business that the trailer will be used for. I'm estimated to bring in anywhere from 10-16K a month with this trailer hauling sand in the always booming oilfields in Texas. The trailer is a title piece of equipment that can be used as collateral as well. Its hard to find these trailers an I have one being held with a deposit so I'm trying to secure fianceing as speedily as possible before my hold time runs out. I have been a mechanical technician with Toyota for 5 years.
Maintenance Tech, Welcome! I'm interested to help finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans.) TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 300 loans listed, today 395 are listed; all won't 100 percent fund. When your listing expires, IF 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand are rarely successful. Advantageous to accept an 80 or 90 percent ($12 - $14K) fixed interest, term limited, partial loan because after 6-months current payments, you're automatically eligible relist unfunded $, or can list another loan purpose and $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Answers by numbers. #1 The income stated for repayment of the loan in mine by itself, but my annual household income with my wife and I is $160-170k a year. #2 I plan to pay-off loan within 4-5 years. #3 being that the amount I'm asking for is about 10k less than the equipment I'm purchasing and I'm already putting 10k cash down payment I would like to have at least 90% of the 20k I'm asking funded so that I won't have to come out of pocket with another 7-8k to make my purchase.
Hi, A couple of Qs 1. What is an 'expert toyota technician'? Is that a certain level of expertise? What certificates do you have? 2. Do you see -any- reason you wouldn't be working for Toyota within the next 18 months or so? Thanks & good luck PS Submit your income verification ASAP! I think you have a great chance of getting this loan if you do.	Hello, Yes the title Expert Toyota Technician comes along with Expertise, Tenure, Toyota training and testing. Also it almost gaurantees me a job with Toyota anywhere in the U.S. I've been with Toyota for five years and don't plan on leaving.
thanks -- hurry up and get that income verification in. sometimes it can take a while to complete the process so its important to get it started immediately	Got all info an Approved! :)

Member Payment Dependent Notes Series 704763

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704763	$8,000	$8,000	14.17%	1.00%	March 23, 2011	March 30, 2016	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704763. Member loan 704763 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,360 / month
Current employer:	Lovingcare Transitional Home	Debt-to-income ratio:	13.10%
Length of employment:	3 years	Location:	Fairfield, OH

Home town:
Current & past employers:	Lovingcare Transitional Home
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > Major purchase Borrower added on 03/16/11 > I have a stable job and the loan amount is within my means,trust me to make a monthly payment on time and also going to use my loan amount for bounce house purchase to start a business,thanks.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,112.00	Public Records On File:	0
Revolving Line Utilization:	38.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there: I'm looking at funding your loan. I've a few questions before I fund: 1. What are you purchasing? Why is this a critical purchase for you? 2. What are your other outstanding debts? 3. What are your monthly expenses? Thanks.	Type your answer here.Hello,am purchasing bounce houses for a new business,i do not have much outstanding debt,two credit cards and almost done paying off and a monthly expenses of around $350,hopefully you will help me fund my loan,thanks
Would you be able to pay off the Lending Club loan if the new business you are getting involved with does not fare so well? Will you keep your current position at Lovingcare?	Type your answer here.Yes,i would be able to pay off my loan and also will keep my current position at Lovindcare,thanks

Member Payment Dependent Notes Series 704958

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704958	$2,000	$2,000	7.29%	1.00%	March 23, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704958. Member loan 704958 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,383 / month
Current employer:	Custom Pool Care	Debt-to-income ratio:	7.39%
Length of employment:	3 years	Location:	PLANO, TX

Home town:
Current & past employers:	Custom Pool Care
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	22	Months Since Last Delinquency:	12
Revolving Credit Balance:	$154.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 704995

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704995	$5,200	$5,200	10.37%	1.00%	March 25, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704995. Member loan 704995 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	M&T Bank	Debt-to-income ratio:	4.34%
Length of employment:	7 years	Location:	Baltimore, MD

Home town:
Current & past employers:	M&T Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > I have been at my job for 7 years now but I'm also working on starting my own business and I plan to use this loan to purchase equipment for my business. I plan on paying this loan off in less than a year. My credit score is excellent with loans being paid on time and in full.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,161.00	Public Records On File:	0
Revolving Line Utilization:	65.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please give more details about the business. Will you leave your current job? How much do you have invested in the business?	I'm not going to be leaving my current job. I'm working on leasing a building to set up a beauty salon and to charge my hair stylists a weekly booth rental fee.

Member Payment Dependent Notes Series 704999

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704999	$15,800	$15,800	10.74%	1.00%	March 25, 2011	March 30, 2016	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704999. Member loan 704999 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Bobby Cox Companies	Debt-to-income ratio:	6.29%
Length of employment:	10+ years	Location:	Weatherford, TX

Home town:
Current & past employers:	Bobby Cox Companies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > Adding value and enjoyment to our new home by making a number of landscape and backyard entertainment improvements. Improvements include addition of a lawn to a 1-acre lot, retaining walls along creek edge, two deck/patio surfaces in the backyard, and the conversion of a garage to a multi-purpose room - garage/cabana with access to decks. Thank you, in advance, for your consideration.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,738.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	Hi Ron. Thank you for your interest in our loan. Total Credit Card debt is $17K which we are paying off with accelerated payments. We have no other personal debt. Cars are paid off, no student loans. Thank you for your question.
What is the value of your home according to zillow.com? Also; what is the total amount of all mortgages and encumbrances on your home? Thank you. IBEW 595 retired.	Hi, and thank you for your question. The Zillow.com Zestimate is $224,500. The appraisal upon purchase (less than one year ago) was $232,900. The total mortgage amount is $215,850. No other encumbrances. Thank you, again, for you interest.

Member Payment Dependent Notes Series 705020

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705020	$6,000	$6,000	12.68%	1.00%	March 28, 2011	March 30, 2016	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705020. Member loan 705020 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Legal Seafoods	Debt-to-income ratio:	5.70%
Length of employment:	2 years	Location:	Washington, DC

Home town:
Current & past employers:	Legal Seafoods
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/18/11 > Pay off high interest credit cards

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,388.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list all of your debts one by one, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	Firstly, I have been at my job for 2+ years. It is stable, but seasonal. The winter months are the when I make the most money. My debt is from a combination of things, a) paying utility bills with my credit card, b) school expenses c) buying a couple of plane tickets on short notice to see my father while he was sick. The major debt I would be paying with this loan is my Amex card and the interest rate is 24.5%, the current balance is $7000 and although I always pay more that the $240 minimum, the payments are paying the interest plus a little. I was completely debt free 3 years ago until going back to school and I will be done with school in a year. My total debt is less than $10,000. If you have any other questions, please let me know.

Member Payment Dependent Notes Series 705031

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705031	$12,600	$12,600	6.92%	1.00%	March 29, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705031. Member loan 705031 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,833 / month
Current employer:	Reachforce Inc.	Debt-to-income ratio:	12.63%
Length of employment:	3 years	Location:	Austin, TX

Home town:
Current & past employers:	Reachforce Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,803.00	Public Records On File:	0
Revolving Line Utilization:	16.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you enter a description for the purpose of this loan?	Family business has been embezzled, and $ is needed to keep a brother's house from being foreclosed on. Responsible party is caught and being prosecuted. At time of conviction insurance payment forthcoming.
Hello. I am sorry to hear of your family's misfortune. I would like to help if I can. Your employer is listed as Reachforce Inc. Is that the family business you refer to, or are Reachforce and your family's business two seperate things? Thank you.	They are separate things. Thanks.
Does the loan repayment hinges on conviction or insurance payout?	Not at all. This is just me trying to help my brother without having to pay his over due house payments out of my personal cash flow.
You categorized your loan as "Renewable - Green Energy" -- please explain how your loan fits this categorization, or change the category accordingly.	They family business heretofore referenced is in the "Renewalbe - Green Engery" category.

Member Payment Dependent Notes Series 705053

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705053	$20,400	$20,400	14.91%	1.00%	March 24, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705053. Member loan 705053 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,392 / month
Current employer:	GISD	Debt-to-income ratio:	1.21%
Length of employment:	8 years	Location:	GARLAND, TX

Home town:
Current & past employers:	GISD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,198.00	Public Records On File:	0
Revolving Line Utilization:	5.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Teacher, Welcome! I'm interested to help finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans.) TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? THRE: Usually 300 loans listed, today 361 are listed; all won't 100 percent fund. When your listing expires, IF 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. Advantageous to accept an 80 or 90 percent ($12 - $14K) fixed interest, term limited, partial loan because after 6-months current payments, you're automatically eligible relist unfunded $, or can list another loan purpose and $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here. ANSWER 1. NO, IT DOESN'T INCLUDE HIM. MY G.M.I. IS 4,357.ANSWER 2. I WILL PAY MY LOAN ON TIME.ANSWER 3. YES.
Please provide a detailed loan description. To see how this loan's payment will fit into your budget, please provide a breakdown of your monthly expenses.	Type your answer here. I AM IN THE PROCESS TO PURCHASE A SMALL BUSINESS.
The payment is 30% of you gross income! Please show how this payment fits in your budget. What are you buying?	Type your answer here. SMALL AUTO SHOP.
What is the major purchase? What is the purpose of the loan? Thank you	Type your answer here. A SMALL AUTO SHOP.
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much do you owe on your home? Mortgage + HELOCs 2) How much is your home CURRENTLY worth? Use zillow.com for a free current estimate. 3) What is the Major Purchase and why are you spending 30% of your gross pay for this item? 4) What is GISD and what do you do for them? 5) What is the household income? I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Type your answer here. ANSWER 1. I DON'T HAVE MORTGAGE DEBT. ANSWER 3. PURCHASING A SMALL AUTO SHOP.ANSWER 4. A SCHOOL DISTRICT. I AM A FULL TIME TEACHER. ANSWER 5. 4357 MONTHLY.
What is this loan for? Does your budget support a loan payment that is nearly 25% of your gross income?	Type your answer here. AUTO SHOP PURCHASE.
Your loan is one of 380 currently competing for investor funding. All investors can see that you have chosen three times not to provide budget information that would enable them to make an informed decision. Yet you want them to trust you with their money. I, for one, will not be funding your loan.	Type your answer here. THANKS FOR YOUR TIME.
HI, Some follow up questions. 1) You say you have no mortgage debt, does that mean you own your home free and clear or are you living with someone else? 2) If you own your home free and clear, please go to Zillow.com and tell us what it's worth. 4) Since you are buying a business, what are it's yearly gross revenues, yearly expenses, and yearly profit? 5) Is the current owner staying on in some sort of consulting capacity after you purchase? Does the current owner take a salary? if so what is the amount? 6) What experience do you have running an auto shop? 7) How long has the business been around? 8) There is a very high failure rate among small businesses (something like 40%) are you going to keep your job as a teacher? 9) Given this will be taking 30 of you gross income away, what are your other monthly expenses (food, rent, gas, insurance, other debt, childcare, gym, etc) Sincerely, -LL Herndon, VA	Type your answer here. I SHARE EXPENSES WITH MY HUSBAND. HE PAYS OUR HOME MORGAGE AND I PAY THE OTHER SMALL BILLS. I DON'T HAVE THE ANSWER FOR QUESTION 4,5. ANSWER 6. MY HUSBAND HAS EXPERIENCE ON THAT MATTER. 7. I'M NOT SURE ABOUT #YEARS. WHAT I KNOW IT IS A WELL-ESTABLISHED SHOP. ANSWER 8. YES, I AM KEEPING MY JOB AND INCOME WILL COVER ALL PAYMENTS WITHOUT BUSINESS MONEY. ANDWER 9.WE SHARE EXPENSES AND WE DON'T HAVE DEBTS. HE ONLY PAYS MORTGAGE. THANKS!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.ANSWER1. 66,155. NO THERE ISN'T ANY HELOC. ANSWER2. 120,000. THANK YOU.
"My husband has experience in that matter" and "don't know" answers to Qs about current profitability of business or ongoing contractual agreement with current owner do not give confidence. Please provide enough info that I will want to risk my money in your auto shop. Tx	Type your answer here. I UNDERSTAND YOUR CONCERN. WHAT I CAN TELL YOU IS THAT MY HUSBAND AND I ALREADY HAVE AN AGREEMENT WITH OWNER; WE DEPOSITED 2,000 OF THE 62,000 TOTAL PRICE; WE HAVE OVER 30,000 IN OUR ACCOUNT TO USE IN THAT SHOP, BUT WE ARE SHORT OVER 20,000 AND THAT IS THE REASON WHY WE ARE APPLYING FOR A LOAN. THANK YOU.
Perhaps your husband can respond as to the merits of the purchase of the auto shop and what kind of income the shop is likely to have. Also, would you be able to cover the Lending Club loan if the business tanks or isn't as successful as you currently think it will be. You can see the concern potential lenders have with your answers regarding the purchase of the auto shop so I and I suspect others would be more inclined to invest if you or your husband could respond in a manner that convinces us you know/understand the auto body business. Thanks in advance.	Type your answer here.This is a business that does on average 80-100 state inspections a month. It also does oil change, tires, breaks, and light repair. According to seller it has a gross:140,000; cash flow 30,000, and an inventory of 20,000. My income will stay the same because I'm not leaving my job. This should cover our bills and the loan. I understand your concerns and I hope I answered that. Thank you.
Hello: Do you know your Caps-Lock button is on? Please turn it off, on the internet it is considered SHOUTING!! Thanks.	Type your answer here. Thanks for the info.

Member Payment Dependent Notes Series 705090

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705090	$5,100	$5,100	13.06%	1.00%	March 25, 2011	March 30, 2016	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705090. Member loan 705090 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Canyon Oaks	Debt-to-income ratio:	7.34%
Length of employment:	2 years	Location:	Van Nuys, CA

Home town:
Current & past employers:	Canyon Oaks
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,846.00	Public Records On File:	0
Revolving Line Utilization:	25.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? DO you have any other loans apart from CC loans ? What is your monthly budget (including family)? Please itemize If you have spousal income please specify approx ? Can you submit documentation and get your income verified through lending club? It increases confidence in lenders and will fund your loan faster	My husband and I are trying to get a loan that would pay for my two credit cards. We prefer to have a one low payment as we are trying to conceive a child. I am a nurse and my husband is a pastor. One of the credit card is through Bank of America with interest rate of 17% and the other is with City Bank no interest for 6 months. We have a family budget which is 1/2 of our income.

Member Payment Dependent Notes Series 705174

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705174	$11,000	$11,000	14.17%	1.00%	March 28, 2011	March 31, 2016	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705174. Member loan 705174 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Dr.Andriani's	Debt-to-income ratio:	14.00%
Length of employment:	5 years	Location:	Chino, CA

Home town:
Current & past employers:	Dr.Andriani's
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > i have no mortgage or rent to pay, my car loan will end next month Borrower added on 03/20/11 > i'm never late on any of my bill payment

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	23
Revolving Credit Balance:	$2,600.00	Public Records On File:	0
Revolving Line Utilization:	39.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Office Manager, Welcome! I'm interested to help finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans.) TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 300 loans listed, today 395 are listed; all won't 100 percent fund. When your listing expires, IF 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. Advantageous to accept an 80 or 90 percent ($9K- $10K) fixed interest, term limited, partial loan because after 6-months current payments, you're automatically eligible relist unfunded $, or can list another loan purpose and $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	question1: yes its all my income including extra work i do on the side question2: it will most likely short term about 2-3 years. question3: yes i would take partially funded THNX
Make, model, and year of bike?	2005 Suzuki GSXR 1000 THNX
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	average 4000-5000 per month
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	house is under my siblings current market around$400000

Member Payment Dependent Notes Series 705201

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705201	$4,900	$4,900	14.54%	1.00%	March 23, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705201. Member loan 705201 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	Bass Pro Shops	Debt-to-income ratio:	18.60%
Length of employment:	3 years	Location:	Salisbury, NC

Home town:
Current & past employers:	Bass Pro Shops
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,416.00	Public Records On File:	0
Revolving Line Utilization:	94.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Currently, I live with my parents and have no housing payment of any kind. My main goal with this loan is to pay off my credit cards to begin to improve my score so I can get better rates for my home in the future. Thanks for your interest in supporting me.

Member Payment Dependent Notes Series 705233

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705233	$6,000	$6,000	5.42%	1.00%	March 24, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705233. Member loan 705233 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Union Bethel AME Church	Debt-to-income ratio:	16.90%
Length of employment:	6 years	Location:	Waldorf, MD

Home town:
Current & past employers:	Union Bethel AME Church
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,930.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 705340

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705340	$14,500	$14,500	17.88%	1.00%	March 29, 2011	March 31, 2016	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705340. Member loan 705340 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,400 / month
Current employer:	Synq Solutions, Inc.	Debt-to-income ratio:	23.82%
Length of employment:	1 year	Location:	Atlanta, GA

Home town:
Current & past employers:	Synq Solutions, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I am seeking this loan to combine my bills into one monthly payment and to become debt free in a specified time frame. Thank you for your consideration, confidence and investment. It is greatly appreciated!

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	73
Revolving Credit Balance:	$18,410.00	Public Records On File:	0
Revolving Line Utilization:	68.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 705361

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705361	$35,000	$35,000	14.91%	1.00%	March 29, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705361. Member loan 705361 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,000 / month
Current employer:	n/a	Debt-to-income ratio:	9.53%
Length of employment:	10+ years	Location:	SAN DIEGO, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > Assist through receipt of funds on matters closing later in year. In business 28 years. Borrower added on 03/18/11 > At the same location in San Diego for 19 years. Second office opened and working well in Palm Springs/Riverside County Courts, approximately 10 years, grown to approximately 35-40% of total business, average 85-90 active matters. Staff of 4 well seasoned attorneys, 4 staff in offices in San Diego, approximately 95 years collective experience.

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,421.00	Public Records On File:	0
Revolving Line Utilization:	71.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you elaborate on your employment or source of income? Thank you.	Type your answer here. I have been a civil litigation lawyer for 28 years in San Diego and Riverside Counties. Have a small firm of 4 attorneys plus legal staff, total accumulated experience of 90 plus years. Located in same locations in both counties for 19/15 years.
Hello, You have given us a very non-specific plan for how the the loan funds are to be used. I am interested by the experience you report to have in the description. Would you please elucidate on the intended expenditure of loan funds? One other minor question. Do you expect to pay this loan off in advance of 36 month, as I have come to understand there is no early re-payment penalty? Thank you in advance.	Type your answer here. Intended funds to use in firm, pay down credit lines and have minimal funds on hand. Same locations in both offices, 19/15 years. Also minor tax payoffs. Civil litigation attorney/labor-discrimination, real estate litigation, with 28 years experience, two offices, on in San Diego County and one in Riverside County. Total experience of 4 lawyers in said office of approx 90+ years. Plus legal staff. Expect payoff earlier than 36 months.

Member Payment Dependent Notes Series 705416

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705416	$25,000	$25,000	18.62%	1.00%	March 28, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705416. Member loan 705416 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,917 / month
Current employer:	CitationAir	Debt-to-income ratio:	21.96%
Length of employment:	4 years	Location:	Louisville, KY

Home town:
Current & past employers:	CitationAir
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > The time has come to liquidate all of my credit card debt. The purpose of this loan is to accomplish that. This is my second loan with the LendingClub, and the first one has been in good standing since August of 2010. I am applying this second loan toward the elimination of all my credit card debt. I am an airline pilot, have been since 2000, and as my income is steadily increasing, I am looking to eliminate paying ongoing interest to credit card companies. This loan will allow me to accomplish that and be done with paying it off within 3 years. My gratitude and regards to everyone who is interested in assisting me toward this goal, and making money in the process. Borrower added on 03/23/11 > Thank you to all who so far funded the loan. As you may have notice, the credit review finalized their approval as well. Please keep in mind, once this loan is funded, it will allow me to pay off all of my other liabilities. I know lots of borrowers may say this, however, I would like to show all of you how much of a good investment this would be for all of you. Because I have been carrying all these lines of credit, the loan is listed as F2. But one additional fact, which a credit report never gets to say is, even when I was not fortunate to have the income I now have, I still kept everything paid up and to date. I have maintained a stellar payment history on all my loans, secured or unsecured for a very long time, and most importantly, even when I could barely afford to eat on the leftover money. Please accept these comments with my respect and gratitude as you consider funding my loan. Gratefully! Borrower added on 03/24/11 > To the member who asked about the previous loan, I have entered the loan number. My member ID for that loan is Member_732232. Regards. Borrower added on 03/27/11 > The additional good news is that one of the banks agreed to settle the total amount owed on my credit card for 70 percent of the value. I am almost afraid to even mention this here, for fear they might change their mind. If this happens, I stand to pay for all the costs of this loan and almost all its interest with the reduction this bank agreed to.This happened in the last two days, and I pursued this question in light of the fact that the funding was going well. So, it looks like, once this loan is funded, its real costs will be paid by the reduction mentioned above, and the benefit. As I found out about this possible reduction, I will try to negotiate with the other banks and further reduce the debt. Thank you to all of you for making this possible. Enjoy the return on your investment, as I won't let you down.

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,307.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Pilot, Welcome! I'm interested to help finance your loan. My TWO questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans.) TWO: Usually 300 loans listed, today 395 listed; all won't 100 percent fund. When your listing expires, IF 60 pct PLUS funded, loan is eligible to be issued. Would you accept a partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($20 - $23K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan financially favorable, alternative option you should seriously consider in event loan does not 100 pct fund.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	No. This is my sole income, and I am divorced since over 4 years ago.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I only have one mortgage on my house, and I currently have a 10 percent equity. I have no HELOC.
Received reply. I asked TWO questions; you answered only Question Number ONE. You omitted answering this question: QUESTION TWO: Usually 300 loans listed, today 395 listed; all won't 100 percent fund. When your listing expires, IF 60 pct PLUS funded, loan is eligible to be issued. Would you accept a partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) Lender 505570 U S Marien Corps Retired	My apologies for missing your second question... I hadn't thought specifically about your point yet. The purpose of this loan is to pay off all of my credit cards, therefore if the loan doesn't fund to that amount or close to it, I will have to weigh the benefit of paying the associated fees for a partial loan, depending on the amount of funding. So, chances are, yes, if the amount comes close to allowing me to pay off everything, since I don't want to have other payments anywhere else. Otherwise, if the loan funding doesn't allow me to pay off everything, I am inclined to say no.
Hello, I'm interested to help finance your loan. My question is: Would you please list the balance of each card you are going to pay of and the interest that each one charges. Thank you.	There is a variety of credit cards, the interest of which vary from 4 percent to 27 percent. At this point, my interest is to liquidate all that debt. The 4 percent, while it may not make sense at first, I am interested in paying off lumped together. The total balance is approximately 28000, and I have some reserves that, put together with this loan, will pay everything off.
Hi, Can you provide the loan ID number of your previous loan with Lending Club so I can see if I have already invested with you? Can you also provide the details of your NET monthly income and your detailed monthly expenses (ie. mortgage, car payments, utilities, other loan payments (for loans that will not be consolidated by this loan), gas, groceries, miscellaneous expenses, etc.)? Thank you!	Good morning. Of course. The previous loan is 569188. After liquidating everything else, there will only be the primary mortgage on my house and a school loan. The total debt to income ratio will be at the following values: Mortgage 1150 Lending Club (This loan) 918 Lending Club First Loan 216 School loan 240 Average Utilities and Groceries bill approximately 900 per month. Insurance and other expenses are approximately 200 per month. Total payables:$3624 average Monthly Gross Income $5917.25 average DTI (debt to income ratio) calculated classically: 42 percent. All debt paid in 36 months. Upon liquidation of the debt, DTI will revert to 23 percent, assuming no raises (which of course, are scheduled to continue yearly. I own three vehicles, and there is no car loan associated with any of them. An additional factor not considered is that on an annual basis, I get regular (years-of-service based) raises with my job. Next one is scheduled to take effect in August 2011. Obviously, this additional income is not included in the above DTI consideration. Finally, my 19 year old son (my only child) lives with me, he has his own income, and is an Airman in the AF Reserve. He is a college student in an engineering program and his tuition is paid 100 percent by savings and military. He also maintains a part time job in addition to his military reserve duties. I did NOT factor his income in the household income.
Thank you for the quick response. I will be helping to fund your loan today. Please do not let us down!!	Absolutely not. The loan will be properly and fully paid by its term, on its terms. Thank you!
I would like to help fund your loan. Please answer the following question: Please list each of the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan, e.g. AmEx Gold, $12000, 24.99%, $480. (For me, this is very important based on the risk category assigned by Lending Club.) ================================================ The L.C. community wants to fund loans, and this basic information helps tremendously. We are real people investing our savings, retirement funds and kid's college education money - we're not a faceless bank or large corporation. We put our trust in you to pay your loan back. Thanks in advance! ================================================	Thank you for your question. There is a total of 8 credit cards, as follows: four of which are with Chase bank and their total is $15800, at a rate of 15.9 percent. A fifth one is with Bank of America, with a balance of $4200 at a rate of 17.99 percent A sixth one is with Capital One, with a balance of $3900 at a rate of 12.99 percent. Three smaller balance cards, one for 1200, one for 1300, and one for 900, respectively. All of these will be paid off with the proceeds of this loan and some reserves that I already have. There will be two other accounts that will remain after they are paid, in the form of my school loan, scheduled to be paid off in 2018, and my first Lending Club account, which I had since August of 2010 and which is current and scheduled to be paid off July 2013. A further consideration for you is too look at the history of that loan as well. Please refer to another member's previously answered question regarding that. My sincere thanks for your prospective funding.
I appreciate the desire to consolidate loans, but every one of the loans you mention has a lower interest rate than this one. You should seriously reconsider your plan of action.	Thank you for your advice. I realize that, however, I chose to pursue this action because this way I have a complete and disciplined way in which this loan will be paid. It may not make sense to some, but once I set this in motion, it will be paid off in 36 months. I am sure that some credit counseling company would love to do this, however, in doing that they would seriously damage my credit, which is a requirement for my career. In the end, the interest paid here, while higher than average, is worth to me the clarity that closing the debt down will bring. I do thank you for your question. I have carefully considered the matter. It is a specific goal of mine that I no longer carry any credit card debt, and pay off via installment everything I owe. While it may cost me slightly more, it brings closure on a defined time frame.

Member Payment Dependent Notes Series 705463

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705463	$5,550	$5,550	7.29%	1.00%	March 23, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705463. Member loan 705463 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Greenberg Traurig	Debt-to-income ratio:	7.22%
Length of employment:	4 years	Location:	Lake Hiawatha, NJ

Home town:
Current & past employers:	Greenberg Traurig
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > This is to pay off my credit card. I would rather have the debt paid sooner at a lower interest rate. I will definately pay my payment on time. I have a steady income, plus income from a family history research business that I formed a year ago. My rate for this loan is based only on my 9-5 job, the research is extra income.

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,245.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 705479

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705479	$14,400	$14,400	5.79%	1.00%	March 29, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705479. Member loan 705479 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	7.55%
Length of employment:	10+ years	Location:	DeBary, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > I will use the money to convert my water heater and pool pump over to solar energy and also upgrade my air conditioning system to a much more efficient system. These changes alone should be saving approximately $200/mo. on my energy bill and will be better for the environment. The system will pay for itself in 4 years' time. I have never defaulted on any loan I've ever received. I have a very stable job. I am a realtime court reporter working in the civil and criminal areas. Although I am self-employed as an independent contractror, I only work for one company and have been since 1995. I am the highest-producing court reporter out of our firm of 30 reporters. Our family expenses run about $6,000 and my monthy income averages 10K-12K and my husband nets about another 3K/month. Borrower added on 03/17/11 > I will be using this loan to convert my water heater and pool pump to solar energy as well as install a new air conditioning system that is much more efficient. These energy improvements will save approx. $200/mo. on my energy bill, as well as help the environment. These improvements will pay for themselves within 4 years. I have a very stable job. I a realtime court reporter working in the civil and criminal areas. Although I am an independent contractor, I only work for one company, and I have worked for that company, Volusia Reporting Company, since 1995. I am the top income-producing reporter in our company of 30 reporters. My monthly income averages 10-12K and my husband nets another 3K monthly. Our monthly family expenses run approximately $6,000. I have never, ever defaulted on any loan I have ever received and am a very responsible and conscientious bill payer. Borrower added on 03/28/11 > Note: When I filled out my application, I listed my NET income of 100K, instead of my GROSS income of 120K. Thus, my profile lis listing my net income ($8333) and calling it my gross income. I didn't see where it specified on the application gross or net - my mistake.

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,500.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Your credit history shows a revolving balance of $18,500. Would you please explain what this is. Thank you.	4K is on three 0% same as cash cards that I will pay off before the term limit. I'd rather use free money and keep mine earning interest as long as I can. The rest is on a low interest card that I have used for three things: 1. Investment in my career in the form of technology and conferences that make me more marketable; 2. College expenses for my son finishing up his master's out of state; 3. Some unexpected medical expenses that came up With a medical procedure my husband had. My philosophy on using credit is only for things I consider an investment, and I always map out my repayment time line. These debts I have planned to be paid off in two years. This loan is also for investment and it will easily end up paying for itself. Thank you for your interest. Thank you for considering helping fund this project.
Hello, I am still new at lending. So please excuse me if this question is out of line. In your loan description your income is described at 10 - 12K per month, however in your verified Gross monthly income (information sent to LC) I see 8K. I am not sure how to interpret the difference. Perhaps you can help explain, thank you in advance. I am very supportive of most any project that moves people to more sustainable living. So I am very interested in supporting this loan request.	I'm glad you asked that because I have been trying to straighten that out with Lending Club and they have not been responding to my e-mails. When I filled out the application, I don't remember it specifying gross income or net income, so I put NET income of 100K annually. Then I noticed they posted my GROSS income as $8333. My gross income averages 120K annually (it fluctuates between 8-12K a months depending on what invoices pay in, but ma annual income should reflect 10K. The tax returns I submitted to Lending for last three years showed gross of 135K, 115K, and 123K, so I asked them to please correct my application error, but I have received no response. Hopefully, this will clear things up for others too. Thanks for your interest.
I support borrowers that work to lower their carbon footprint and will be investing in your loan. Congratulations on your decision to make an impact by lessening your dependency on non-renewable energy.	Thank you for your support. My husband and I are big believers in renewable energy and think the world will be a better place as more and more people embrace it. Yes, we are also Prius owners! I love the fact that people who are supportive of this endeavor will be making money off this loan over the greedy banks and corporations that are continually working against us, our country, and our planet. It's a win-win!

Member Payment Dependent Notes Series 705504

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705504	$7,000	$7,000	7.29%	1.00%	March 28, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705504. Member loan 705504 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	National Board of Trial Advocacy	Debt-to-income ratio:	26.04%
Length of employment:	8 years	Location:	Bellingham, MA

Home town:
Current & past employers:	National Board of Trial Advocacy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > Please help me pay off my medical bills. I was doing well, keeping up to day with bills and watching my spending until last year when I developed excruciating back pain that I had been avoiding for quite some time. I had to resort to a chiropractor after the bills piled up from co-pays at physical therapy. The chiropractor costed me a fortune and unfortunately I had to charge the appointments $50 each time and I had to go a few times a week...well after a few months you can see how quickly it adds up. I really didn't want to go in the first place, but I was in such pain that I couldn't bear it any longer. I am happy to say that it did work and I no longer have such severe pain. But I have the bill to remind me what it costs me.

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	60
Revolving Credit Balance:	$5,486.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 705535

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705535	$20,000	$20,000	10.00%	1.00%	March 23, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705535. Member loan 705535 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	Aggregate Knowledge	Debt-to-income ratio:	5.25%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:
Current & past employers:	Aggregate Knowledge
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > I'm looking to consolidate outstanding credit card debt along with money I owe for taxes this year. I love the idea of having a single monthly payment, and having an aggressive 3-year payoff schedule. I'm a responsible borrower who's never made a late payment in my life. I've had a LendingClub loan previously, in fact (it's now paid off), and found it to be a great way to handle debt repayment. I'm successful at my job, which is quite stable. I was just promoted about 2 months ago, in fact. The company is growing at a fast pace and I'm a key member of making that happen smoothly and successfully. If given this loan, it would be my only debt payment; my only other monthly expenses would be rent and household bills (power, internet, TV, etc). Thank you for considering helping to fund my loan. It brings me great joy to know that there are people in the world who are willing to help others in such a way--to our mutual benefit!

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,412.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
It shows that your revolving credit balance is only $1,412. May i know why are you borrowing a lot more than that if the purpose of your loan is for credit consolidation?	There's another credit card I have with a much larger balance that must not have been included in the report for some reason.
Describe your debt in detail......balances....interest rates.....and your $12K/month job.....describe that if you would please.	I've got about $15k @ 13.24% that I'd like to pay off with this loan. Additionally, I owe about $4k for taxes this year, and I do not have the cash on hand for it right now. As I mentioned, the most appealing aspect of this is that I can force myself into an aggressive 36-month repayment plan. My job is at an internet startup company. I've been there for 3 years now and seen a lot of changes and growth in that time. I'm the technical manager of the group that operates the production infrastructure that the product runs on. We're growing at a rapid rate, and as I said, my role is integral to that growth (i.e., I think I have a good degree of job security).
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks.	Net monthly income is about $8k. Total monthly bills are around $3500, most of which (2900) is rent. I also have a care loan that is $300/month, and will be paid off within the next year or so. I'm married and we both work. No children so no costs related to that.
Hi, Thank you for your detailed responses to the questions posed so far. I am interested in funding your loan, however, I have a few questions: 1. If you and your significant other lose your current jobs before paying off the loan what is your plan for repayment? 2. What was the amount, term, and rate of your previous lending club loan and how long did it take you to pay it off? Thanks in advance for your response and good luck with your loan. Kind Regards	If both myself and my wife lost our jobs, we'd be pretty screwed. (If we had a lot of cash reserves to live off of, I wouldn't be asking for this loan in the first place...) I'm sure that's not the best answer, but it's the honest one. That said, as I mentioned I think I have a good amount of job security, as well as a lot of options if things went south at my current position. I turn down recruiting offers on a weekly basis, so while things might be tough for a bit if I were to lose my job, I'm pretty confident I'd have another one lined up soon without much of a gap in pay. My previous LendingClub loan was for the same amount, at a slightly higher rate, also for 36 months. After making the monthly payments for 17 months, I had saved up enough to pay it off, which is what I did.
Hi, My apologies but I have a few additional questions.: 1. Could you please describe how you acquired your current credit card debt? 2. What are the interest rates on your current credit cards? Thank you in advance for your response.	Honestly I'm not even sure I remember anymore. It seems like I've had credit card debt for my entire adult life, but thankfully this is the last of it. The amount I still carry is what wasn't covered by my previous LendingClub loan (that loan wasn't large enough). Please see above for the rates. It's basically 13.24%, which isn't much worse than this LC loan, but the payoff schedule would be much better here.

Member Payment Dependent Notes Series 705539

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705539	$12,750	$12,750	7.29%	1.00%	March 24, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705539. Member loan 705539 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Hankins Services Inc,	Debt-to-income ratio:	24.77%
Length of employment:	6 years	Location:	Liberty, MO

Home town:
Current & past employers:	Hankins Services Inc,
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > I received a loan from Lending Club in the amount of $20,000 back in March of 2010. I have paid on this loan for one year. The monthly payment amount is $750. The outstanding balance on this loan is $13,400. I will take the money from the new loan plus another $1000 I have saved and pay off the existing loan.

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,345.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Hankins Services Inc,?	I am a Estimator/Project Manager for the Architectural Sheet Metal Divison. Hankins Services is a commercial roofing and sheet metal company.
Maybe I am just missing this but is the new rate much better? Thanks.	Yes the new rate is about 4 percent lower.

Member Payment Dependent Notes Series 705548

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705548	$8,500	$8,500	7.29%	1.00%	March 25, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705548. Member loan 705548 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	AK STEEL	Debt-to-income ratio:	18.17%
Length of employment:	5 years	Location:	Russell, KY

Home town:
Current & past employers:	AK STEEL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > This loan is to consolidate one credit card, a motorcycle payment, and an atv payment to lower overall monthy payment, have baby on the way. Borrower added on 03/18/11 > I have steady income, very good credit, and more than enough in savings to pay off the credit card and loans I am consolidating but I'm keeping it for a downpayment on a house in the near future. I never miss or send late payments, have never defaulted on a loan in the past, and will repay this loan in the same manner,

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,312.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at AK STEEL?	Blast Furnace Foreman

Member Payment Dependent Notes Series 705632

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705632	$9,050	$9,050	7.29%	1.00%	March 25, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705632. Member loan 705632 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,178 / month
Current employer:	n/a	Debt-to-income ratio:	15.26%
Length of employment:	6 years	Location:	Saratoga Springs, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > This is to refinance my higher interest rate credit cards.

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,404.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I manage a customer support department for a growing software company.

Member Payment Dependent Notes Series 705647

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705647	$4,000	$4,000	16.77%	1.00%	March 25, 2011	March 31, 2016	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705647. Member loan 705647 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,042 / month
Current employer:	Harris Teeter	Debt-to-income ratio:	7.13%
Length of employment:	5 years	Location:	Raleigh, NC

Home town:
Current & past employers:	Harris Teeter
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > I plan to use these funds to expand my already existing gourmet popcorn business. I will create jobs to those who really need them. Also for those who enjoy working in a fun environment. We do not have any gourmet popcorn stores around where I am located. I would like to expand into doing snow cones, fried candy bars, etc. so people can enjoy the state fairs food year round. You know, I hear people say “Those who do not know what to do with money, are always the ones who get it.” Well I would be a great borrower. I have come a long way in life, and I am trying to do great things for my community. I am here to prove those people wrong who say that. I manage money very well, and I love paying bills on time. I have come a long way with my credit and score. I would like to keep it that way. My biggest fear is having bad credit again. I have been working for Harris Teeter since 2006. My job is very stable because I do my best at what I do. I go above and beyond to exceed customer expectations. I love people. I have ten years + of customer service and five years management experience. Most of all I am a single mother who will make sure her child is taking care of, so my job is very stable. I’m good at what I do, and I will never let my son or myself down in any way. I am a very determined person. Diane

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	44
Revolving Credit Balance:	$406.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide a detailed loan description. To see how this loan's payment will fit into your budget, please provide a breakdown of your monthly expenses.	I plan to use these funds to expand my already existing gourmet popcorn business. I will create jobs to those who really need them. Also for those who enjoy working in a fun environment. I would like to expand into doing snow cones, fried candy bars, etc. so people can enjoy the state fairs food year round. This loan will fit into my budget easily because; I only have two bills to my name. I just paid off my car last month and I have no other bills. I paid off my $6902 car in kess than 6 months. My finance makes enough money to support us and our son. He believes in what I am trying to do so has giving me the opportunity to do it. The only monthly expenses I have are one school loan that???s $112 a month, and another one that???s $90 a month. This loan payment will be nothing to me. I do not pay any other bills. I have been supporting my finance for so long, now he has come into the opportunity to support me. I???m grateful, and I would like to do what I have been wishing to do for years. Expand my business, and create jobs for people who need them.

Member Payment Dependent Notes Series 705696

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705696	$6,600	$6,600	11.11%	1.00%	March 23, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705696. Member loan 705696 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	OCO Architects	Debt-to-income ratio:	20.48%
Length of employment:	3 years	Location:	San Antonio, TX

Home town:
Current & past employers:	OCO Architects
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	53	Months Since Last Delinquency:	9
Revolving Credit Balance:	$12,246.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please provide some information on how you plan to use this loan?	I plan to use this loan to consolidate 3 credit cards. The APR I've been approved for will allow me to pay off these credit cards faster than is available now.

Member Payment Dependent Notes Series 705728

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705728	$3,000	$3,000	13.06%	1.00%	March 23, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705728. Member loan 705728 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,571 / month
Current employer:	sams town casino	Debt-to-income ratio:	12.06%
Length of employment:	6 years	Location:	las vegas, NV

Home town:
Current & past employers:	sams town casino
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 705749

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705749	$2,000	$2,000	7.66%	1.00%	March 25, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705749. Member loan 705749 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Westlake Reed Leskosky	Debt-to-income ratio:	10.17%
Length of employment:	4 years	Location:	Silver Spring, MD

Home town:
Current & past employers:	Westlake Reed Leskosky
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > This is my second loan through Lending Club. The first was an $8000 debt consolidation that was paid off last year. The experience with Lending Club was great. This loan is primarily to cover expenses associated with a recent move to a new apartment. It'll go to help furnish the new place and get a car registered and insured. Some will go to pay for recent auto repairs.

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	73
Revolving Credit Balance:	$642.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 705790

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705790	$3,000	$3,000	6.92%	1.00%	March 23, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705790. Member loan 705790 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	i2i fabrications	Debt-to-income ratio:	22.11%
Length of employment:	2 years	Location:	Marinsburg, NY

Home town:
Current & past employers:	i2i fabrications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/19/11 > To purchase a BMW Motorcycle pay off withing 12 months monthly budget after bills 3,000 very stable job

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,546.00	Public Records On File:	0
Revolving Line Utilization:	15.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 705826

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705826	$4,000	$4,000	10.37%	1.00%	March 25, 2011	March 31, 2016	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705826. Member loan 705826 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	CHA Consulting, Inc	Debt-to-income ratio:	29.15%
Length of employment:	7 years	Location:	Christiansburg, VA

Home town:
Current & past employers:	CHA Consulting, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > This is for buying a 1998 Chevy Camaro with only 2 previous owners and 90000 miles. Carfax report showed no concerns in history. Sale price is 6500 but I am going to put 2500 down.

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,419.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 705850

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705850	$5,500	$5,500	5.79%	1.00%	March 24, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705850. Member loan 705850 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	Kingsmill	Debt-to-income ratio:	17.74%
Length of employment:	3 years	Location:	WILLIAMSBURG, VA

Home town:
Current & past employers:	Kingsmill
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/19/11 > Loan is for performance modifacations to my car. Im a good borrower because ive always payed my bills on time and never had any outstanding debt. I still live at home with my parents so all of my money will be going towards the loan and will be payed off before 36 months. I have worked at my current job for 3 and a half years and love it. Steady job and good pay!

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 705926

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705926	$9,600	$9,600	17.14%	1.00%	March 23, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705926. Member loan 705926 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Kids Care Therapy	Debt-to-income ratio:	19.26%
Length of employment:	5 years	Location:	dallas, TX

Home town:
Current & past employers:	Kids Care Therapy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	14
Revolving Credit Balance:	$8,725.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Kids Care Therapy?	I'm a Speech Therapist
Speech Therapist, Welcome! I'm interested to help finance your loan. My TWO questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans.) TWO: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	First question: The gross yearly income for my fiancee and I is $185,000. Second question: I would like to pay the loan off in Two Years.

Member Payment Dependent Notes Series 705949

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705949	$4,800	$4,800	7.29%	1.00%	March 23, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705949. Member loan 705949 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	U S Postal Service	Debt-to-income ratio:	28.23%
Length of employment:	10+ years	Location:	Mooresville, NC

Home town:
Current & past employers:	U S Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$76,962.00	Public Records On File:	0
Revolving Line Utilization:	61.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 706013

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706013	$8,000	$8,000	15.65%	1.00%	March 25, 2011	April 1, 2016	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706013. Member loan 706013 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	The Village	Debt-to-income ratio:	7.48%
Length of employment:	10+ years	Location:	HEMET, CA

Home town:
Current & past employers:	The Village
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/18/11 > This loan will be used to pay off some credit card debt and to help pay for some of my wedding expenses.

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,483.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
LPN, Welcome! I'm interested to help finance your loan. My TWOquestions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans.) TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Request for clarification: Is majority $8K loan to payoff debts? Or future wedding expenses? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here.I did not include my spouses income. His gross monthly income is $5200. He works for Sempra utilities. I only have 3 credit cards that carry a balance totaling $4800. The remainder of the loan will be to help my future husband with some of the wedding expenses. Thank you for your help and for considering to invest in us. Have a good weekend.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance on the loan is $145,664.81. I do not have a HELOC on the loan. Zillow says the market value of the home is $157,500. I hope this answers all your questions.
What is The Village and what do you do there? Thanks.	The Village is an assisted living community for the elderly. I am a nurse there.
Would you detail your monthly expenses (mortgage, car, utilities, phone, insurance, food)?	Mortgage is $1000, utilities approx $300, insurance is $70, food and other misc. is around $250
Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr?	Realistically the loan will be paid off within 2 years and no more than 3 years. After the wedding we wont haveany big expenses besides our mortgage. Both of our vehicles are paid off. The wedding is in July by the way :)

Member Payment Dependent Notes Series 706023

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706023	$8,000	$8,000	17.51%	1.00%	March 24, 2011	April 1, 2016	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706023. Member loan 706023 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Bed Bath and Beyond Eservice Center	Debt-to-income ratio:	14.07%
Length of employment:	3 years	Location:	paterson, NJ

Home town:
Current & past employers:	Bed Bath and Beyond Eservice Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/19/11 > The purpose of this is to have one monthly payment instead of several. I have never missed a payment.

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,868.00	Public Records On File:	0
Revolving Line Utilization:	89.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? DO you have any other loans apart from CC loans ? What is your monthly budget (including family)? Please itemize If you have spousal income please specify approx ? Can you submit documentation and get your income verified through lending club? It increases confidence in lenders and will fund your loan faster	amex: 3200. Bank of america: 2700 paypal: 900. Billmelater: 600. Macys: 300. Rates are from 17-26. This loan will pay everything off and leave me with one payment. I have never missed a payment. I have an auto loan with chase which is current. I owe chase 9000. I live with family and have no expenses. I just want to make all these into one bill and leave my amex open. The rest will be closed.

Member Payment Dependent Notes Series 706046

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706046	$5,950	$5,950	7.29%	1.00%	March 25, 2011	April 1, 2014	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706046. Member loan 706046 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	CPS Energy	Debt-to-income ratio:	24.63%
Length of employment:	3 years	Location:	San Antonio, TX

Home town:
Current & past employers:	CPS Energy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,377.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 706099

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706099	$3,000	$3,000	5.79%	1.00%	March 28, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706099. Member loan 706099 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Unitrin Direct	Debt-to-income ratio:	18.51%
Length of employment:	< 1 year	Location:	Palm Harbor, FL

Home town:
Current & past employers:	Unitrin Direct
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,709.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 706194

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706194	$12,000	$12,000	16.40%	1.00%	March 25, 2011	April 1, 2016	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706194. Member loan 706194 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	OhioHealth/HomeReach	Debt-to-income ratio:	20.88%
Length of employment:	6 years	Location:	columbus, OH

Home town:
Current & past employers:	OhioHealth/HomeReach
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/18/11 > Pay off Bank of America Credit Card at high interest Rate $3500. Pay off balance of car loan through my credit union of $7,000. Pay off 2 JP Morgan credit Card each for a total fo $1,000. Pay off Macy's credit card and best buy, total of $500...which gets me to $12,000.00. Then cut those credit cards up! Borrower added on 03/18/11 > Once my credit cards and car loan are cleaned up, that will give me an extra $900.00 per month to my bottom line. Which will be more than enough to apply to the loan, plus invest more in my 403b, and become more liquid so I can get away from using credit to pay for everything.

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	66
Revolving Credit Balance:	$34,850.00	Public Records On File:	0
Revolving Line Utilization:	75.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your revolving credit balance is shown as $34,850. Please list each of the items which comprise this total and indicate how much you are obligated to pay on each debt each month. Thank you.	Chase 1: $500.00 min=$15.00 Chase 2: $500.00 min=$15.00 Bank of America 1: $13,500 min=$420.00 Bank of America 2: $3,500 min=$120.00 Discover: $4,700 min=$100.00 Key Bank: $6,400 min=$120.00 House Hold Bank: $5,300 $120.00
Your credit report says you are carrying nearly 3X the amount you would like to consolidate. Please list the debts (amounts) you are carrying and not just the ones you would like to consolidate.	Chase 1: $500.00 min=$15.00 Chase 2: $500.00 min=$15.00 Bank of America 1: $13,500 min=$420.00 Bank of America 2: $3,500 min=$120.00 Discover: $4,700 min=$100.00 Key Bank: $6,400 min=$120.00 House Hold Bank: $5,300 min=$120.00 Best Buy: $500.00 min=$20.00 I would like to pay off my car loan, freeing up $520 per month. I would like to pay off Chase 1and2, Best Buy, and Bank of America 2. This would give me around $850-$900 per month extra, applying toward the loan and all other outstanding credit. I would actually like to pay $400-$450 per month towards my loan. My goal is to get my credit card debit close to $0.00 by 2012 and never use one again.
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)?	Rent= $250-$300 in utilities only...I live w/ my fiance who pays the mortage and I pay the $980 per month in childcare, which I get $380 back per month through my FSA We have a 7month year old daughter. Car=$320 per month, which I pay $500 per month to get it paid off to gain more colateral. I have also have a 1987 jeep wrangler in good shape. it's been paid off since 1999. Cell=$72.00 Student Loan=$152 Car Insurance=$72.00 Health Insurance=$110 per pay check...me and my daughter Money Market = $125 per month to Ameriprise...college education for daughter. Extra Life Insurance = $40.00 per month, state farm Food=$100 ever 2 weeks Credit Cards Chase Bank 1 = $500 left Chase Bank 2 = $500 left Bank of America 1 = $13,500 Bank of America 2 = $3500 Discover = $4600 Best Buy = $450 House Hold Bank = $5400 Key Bank = $ 6000 My goal is to pay off Chase 1 and 2, Best Buy, Bank of America 2, Car Payment. This will free up around $900 per month, to pay a lot more aggresively on my debt. I also would like to pay around $400-$450 towards my loan. I was quoted at a lesser amount, but can afford more.

Member Payment Dependent Notes Series 706220

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706220	$3,075	$3,075	5.42%	1.00%	March 25, 2011	April 1, 2014	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706220. Member loan 706220 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Tops Markets	Debt-to-income ratio:	7.87%
Length of employment:	5 years	Location:	Hamburg, NY

Home town:
Current & past employers:	Tops Markets
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	80
Revolving Credit Balance:	$8,624.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 706323

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706323	$10,000	$10,000	18.99%	1.00%	March 29, 2011	April 1, 2016	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706323. Member loan 706323 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Rosario gancitano	Debt-to-income ratio:	19.82%
Length of employment:	4 years	Location:	Wood ridge , NJ

Home town:
Current & past employers:	Rosario gancitano
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,447.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 706330

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706330	$9,000	$9,000	10.37%	1.00%	March 29, 2011	April 2, 2016	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706330. Member loan 706330 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,167 / month
Current employer:	TracyLocke Advertising	Debt-to-income ratio:	6.37%
Length of employment:	4 years	Location:	Murchison, TX

Home town:
Current & past employers:	TracyLocke Advertising
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/19/11 > The loan is for an older boat that is in mint condition. The maker is Champion, one of the better brands. The motor is a 150 hp Mercury. Mercury is the industry standard -- the most popular and dependable brand of outboard motors. Borrower added on 03/21/11 > I consider my credit rating of "excellent" to be one of my most valuable possessions. For years I have done whatever is necessary to make payments on time. I own my own home and two automobiles outright -- no obligations. My wife and I are not lavish spenders -- I have searched for months to find an affordable boat that meets our needs and is available at the best possible price. My income is in excess of $100k/yr. I have been with my current employer in excess of 25 years -- my job is VERY stable. Borrower added on 03/24/11 > In case you're wondering why I don't have the cash for this purchase, given my income and lack of obligations, it's because I'm sending our daughter through college.

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,760.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 706337

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706337	$6,000	$6,000	10.37%	1.00%	March 24, 2011	April 1, 2016	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706337. Member loan 706337 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	cajun country computers	Debt-to-income ratio:	5.23%
Length of employment:	5 years	Location:	opelousas, LA

Home town:
Current & past employers:	cajun country computers
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$920.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at cajun country computers?	Well, I am Cynthia the owner, I do all the paperwork, ordering, and service calls.. And I wait on the customers, kinda do it all except the repairs. My husband Timothy dose the repairs.

Member Payment Dependent Notes Series 706365

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706365	$5,000	$5,000	17.14%	1.00%	March 23, 2011	April 1, 2016	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706365. Member loan 706365 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	rayovac	Debt-to-income ratio:	4.17%
Length of employment:	10+ years	Location:	fennimore, WI

Home town:
Current & past employers:	rayovac
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/20/11 > i am using this loan to purchase a classic car. I found the car a little earlier than i thought i would so i needed a loan to purchase it. the loan is for 5 years but i plan on paying it back within the first year. I have been at my current job for almost a year now and just got a raise so i feel my job is secure. I feel i am a good borrower because i always make sure to set money aside every month to cover all my bills and have never missed a payment. I paid my truck loan off 9 months early on a 3 year loan and am paying more than the minimum payment on my morgage, which at the current rate ill be able ot pay off in 20 years if not sooner. thank you for viewing my loan and i would really appreciate it if you would help fund it. you wont be dissapointed.

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$760.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	i owe 60,000 on my home yet and it is worth 100,000
Can you please list all of your monthly income and expenses? (This helps us determine whether you can afford the loan. Example: Credit Card 1 -- $4000 balance -- $100 monthly payment; Cell phone -- $100 monthly payment; etc.) Thank you in advance.	monthly take home pay-3000 no credit card debt morgage-600 cell phone-50 utilities-150 imsurance-100 cable-70 gas-200 food-300 school loans-100
Hello borrower, I am very interested in financing your loan. However can you answer these questions which I know may take some time to answer: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (6) Please provide the Balances and APRs of the debts you have? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. This method is preferred and may lead to more money invested in your loan. Thank you in advance! This website is secure and has been approved by Lending Club to verify debts. This is of the major sticking points for potential lenders, as they want to assess the risks of lending to potential borrowers. (7) This is the last and MOST important part of me funding your loan. Can you verify your income with lending club? I want to fund your loan but verifying your income is necessary. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income and you might need to hint to the credit review staff member that you WANT to verify your income PROACTIVELY. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Answering ALL these questions is a vital part of me funding your loan as I am emailed back when you answer these questions and I am able to keep track of individuals who take an active approach to getting his/her loan funded. Also, answering these questions will give other investors confidence to invest in your loan as they are more informed. Thank you for your time.	1. i am a maintance operator at rayovac. i fix the lines that make batteries. 2. i am single and my household income is 50,000 a year. 3. i plan on paying off the loan in 2 years. 4.yes i will 5. i am paying a morgage on my home. the balance is 60,000 and it is valued about 100,000. 6. i owe 7000 in school loans and 60,000 for my morgage. 7. i can verify my income for you

Member Payment Dependent Notes Series 706431

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706431	$18,000	$18,000	12.68%	1.00%	March 24, 2011	April 1, 2014	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706431. Member loan 706431 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	Centurylink	Debt-to-income ratio:	10.39%
Length of employment:	9 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Centurylink
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/18/11 > credit.card Consolidation Borrower added on 03/19/11 > this loan will be used to payoff all my credit card debt. i did the research and ran the numbers. i'd rather pay the small investor than the big banks. the credit card game is a loosing game which i don't want to play any more. i'm not irresponsible with debt, i just don't want to pay huge interest amounts to credit cards companies. thanks for your consideration .

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,834.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	I currently have two major credit card accounts , an American express with a balance of $11,500 at 17% interest and a discover card with a balance of $6000 at 15% interest. I considered withdrawing from my 401k but the penalty would be greater than the interest I would pay with this loan. As for your second question, my monthly budget allows me to put away about $400 every month . any unexpected bills would be covered by my emergency fund. So avoiding unsecured debt should not be an issue and also I don't want to use credit cards any more. Thanks again for your consideration.
Thank you, I will be investing in your loan. I know you know this, but please remember we all work extremely hard for our money and we're counting on you to pay us back.	Hard work is the backbone of capitalism. Like I said beforehand I'd rather pay the small investor than a big bank. Thank you again.
Hello. I have a few questions: 1. What do you do at CenturyLink? 2. What are your major monthly expenditures? rent, car loan, medical bills, etc.?	hello, i work as a network engineer for centuryLink in Las Vegas . i have a mortgage of $1697/month. I don't have a car note or medical bills. my monthly bills average about $1400 which includes utilities, groceries, Child Care, insurance, contributions to mutual funds and savings ( i always pay myself). there is also about $550/montly in credit card bills which is the reason for this loan. my net pay is about $4500/month. i still have about $400/month that i give to my parents because they helped me with my school loans and i should be done by october. i hope this answers your question. thanks for your consideration.
Can you afford the extra $50 a month to pay this loan?	hello, to answer your question, yes. i purposely chose the 3 year loan versus the 5 year.i have already made plans to pay off this loans sooner than 3 years. thanks

Member Payment Dependent Notes Series 706436

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706436	$4,600	$4,600	5.42%	1.00%	March 23, 2011	April 1, 2014	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706436. Member loan 706436 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,664 / month
Current employer:	The Herald-Dispatch	Debt-to-income ratio:	3.38%
Length of employment:	10+ years	Location:	Proctorville, OH

Home town:
Current & past employers:	The Herald-Dispatch
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/18/11 > We have a standing water problem under our house, which we have owned for 6 years. Terminix is going to install a drainage system and a pump for $4,600. They are also going to put down a new plastic barrier (as ours is brittle), and spray something under there to stop the mold from the standing water.

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,127.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 706442

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706442	$9,600	$9,600	10.37%	1.00%	March 29, 2011	April 1, 2016	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706442. Member loan 706442 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Wesley Community Services	Debt-to-income ratio:	1.10%
Length of employment:	3 years	Location:	Cincinnati, OH

Home town:
Current & past employers:	Wesley Community Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/18/11 > Replacing my driveway Borrower added on 03/18/11 > Excellent credit, need a new driveway Borrower added on 03/19/11 > Stable job and wife will become an RN in a month Borrower added on 03/19/11 > 746 credit score Borrower added on 03/23/11 > All bills paid on time Borrower added on 03/25/11 > $0 rent, $30 per month credit card, $170 per month utilliities, $6000 per month combined income, need the loan for home improvement Borrower added on 03/27/11 > The 1 delinquency I have is from a credit card I had a zero balance on received a $2 charge on it that I had not authorized. I didnt find out about the charge untill it was too late. I am in the procees of fighting it with the credit card. They cant even tell me what the $2 charge was..

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	22
Revolving Credit Balance:	$776.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You say you need a driveway but you are renting . Can you explain please?	My parents bought the house but I am fixing it up and then buying it back from them> Good question though, thanks.

Member Payment Dependent Notes Series 706448

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706448	$24,000	$24,000	10.37%	1.00%	March 28, 2011	April 1, 2014	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706448. Member loan 706448 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	US ARMY	Debt-to-income ratio:	11.70%
Length of employment:	9 years	Location:	FORT GEORGE G MEADE, MD

Home town:
Current & past employers:	US ARMY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/18/11 > I plan on paying current credit lines, cards, a personal loan, and part of my car loan (The remaining will be paid in full at the begining of next year). The total of these bills are $1036 a month and the loan is around $778 a month. I am going to put the difference in savings and pay the remaining car balance with my 2011 taxes. I am not opening any new credit lines or cards and plan to only have this as a credit/loan bill after I pay my car off in 2012. If for some reason my taxes do not come through I will use the money I have been saving to pay the car loan off. I am in no jeopardy of losing my job since I am in the military and am doing well in the Army.

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,593.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Soldier, Welcome! I'm interested to help finance your loan. My FOUR questions are: ONE: U S Army: Rank? Pay Grade? ETS date? (MM/DD/YY) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans.) THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 395 are listed; all won't 100 percent fund. When your listing expires, IF 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($20-$22K) partial loan because after 6-months current payments, you're automatically eligible relist unfunded $, or can list new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an financially favorable, alternative option you should seriously consider in event loan does not 100 pct fund.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1) Pay Grade- E-6 / ETS: 04/25/12, But am reenlisting next month. 2) Gross yearly is $71,840.48, I also get child support which is based of the wages of that person. That usually adds about $2000- 2400 a year. 3) I am setting it up for the three years. I plan on paying it earlier if possible. I would set my goal for 32 months. 4) I would accept less but for my plan to be effective I would need at least 80%.
Ill be happy to help fund your loan. Please keep in mind that it is everyday people looking to help you with a return. And if you default, we do not get bailed out in a corrupt system like the banks do. We lose out and lose trust in lendingclub and lose trust helping others with loans. Now i hope all the best for you! and your loan. Glad I could assist.	I appreciate your help, thank you so much! I will not default and do no want to mess anyone over. I cannot imagine anyone doing that especially when our country and the people are in the condition that they are in.
Thank you for your service. I would like to help fund your loan, but please answer the following question(s): 1) Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. 2) What is your specialty/profession in the Army? ================================================ The L.C. community wants to fund loans, and this basic information helps tremendously. We are real people investing our savings, retirement funds and kid's college education money - we're not a faceless bank or large corporation. We put our trust in you to pay your loan back. Thanks in advance! ================================================	1) Sorry but I am not going to list all of that information. I provided my total monthly payment and my plan in the information. I understand that it is your money and you want more information. However I do not wish to share that information because I have already provided it to Lending Club. 2) In my current assignment I do Logistics/ Maintenance.

Member Payment Dependent Notes Series 706473

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706473	$9,000	$9,000	16.40%	1.00%	March 28, 2011	April 1, 2016	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706473. Member loan 706473 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Apple	Debt-to-income ratio:	9.55%
Length of employment:	1 year	Location:	Astoria, NY

Home town:
Current & past employers:	Apple
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/20/11 > Never been late with a payment, but I need to free up my cards in case of emergency. I make enough to pay more than the minimums, but I can't seem to pay them off. This way, I can pay what I've been paying, and actually free up my cards.

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,443.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (mortgage, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? Will this loan cover all debt?	Rent: $970 Food: $200 Credit card payments: $250 Student loans: $150 Cell: $15 Utilities: $25 This would cover all but $1,000 of my current debt, which is $10,000. I am paying the remainder off with a bonus later next month. I need this to regain liquidity. Discover: $4,600 - $90 per month - 18% apr MasterCard: $1,300 - $35 per month - 18% apr Visa: $3,000 - $65 per month - 15% apr AmEx: $1,000 - $20 per month - 12% apr
How did you accrue these debts? If applicable, what is your plan to avoid accruing these debts in the future? What is your current position? Please briefly describe your employment history prior to current job Do you plan on paying off this loan before the 5 year term? Thanks in advance for your answers.	I was unemployed and then employed part-time for 2009 and 2010. I plan to not be unemployed in the future. :) I am employed full time, and make enough to pay off my debts, but I am interested in gaining liquidity which is why I am consolidating my debt. I am unsure as to whether I will pay this off before the 5-year term is up, but the payments are low enough at this point to where I will more than likely not.

Member Payment Dependent Notes Series 706511

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706511	$14,400	$14,400	7.29%	1.00%	March 28, 2011	April 1, 2014	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706511. Member loan 706511 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	WS and SONS	Debt-to-income ratio:	16.29%
Length of employment:	10+ years	Location:	Yonkers, NY

Home town:
Current & past employers:	WS and SONS
Education:

This borrower member posted the following loan description, which has not been verified:

credit card and auto loan consolidation

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$857.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain why you need a $14,400 loan to consolidate debt when your credit history shows only $857 in revolving credit. Please be specific about the accounts to be consolidated and their current balances and interest rates. Thanks much, and best of luck with your financing and consolidation.	hello, I am not sure what you mean about $857.00 but I have an Acura car loan for around $7K and a Chase Credit card 6K. Currently I am making two large payments and need it consolidated to one. If you minus the fee involved here is a little left to hang on to for a rainy day. hope that helps answer your question. Thanks!
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. ================================================ The L.C. community wants to fund loans, and this basic information helps tremendously. We are real people investing our savings, retirement funds and kid's college education money - we're not a faceless bank or large corporation. We put our trust in you to pay your loan back. Thanks in advance! ================================================	Type your answer here. chase card 13% almost 6k (pay 100-200) acura loan 6% (pay 500 a month) with this loan I will have only one smaller payment for a longer term and be able to have extra money to save per month -hope that helps.

Member Payment Dependent Notes Series 706518

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706518	$7,000	$7,000	9.63%	1.00%	March 24, 2011	April 3, 2014	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706518. Member loan 706518 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,175 / month
Current employer:	Department of the Army	Debt-to-income ratio:	17.69%
Length of employment:	10+ years	Location:	Evans, GA

Home town:
Current & past employers:	Department of the Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/20/11 > I am purchasing a Classic Kawasaki 400 triple that is a collectors item. I am a good credit risk and and pay my obligations without fail. This is my first time using this service.

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,580.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
DOA Telecommunications Employee,Welcome! I'm interested to help finance your loan. My THREE questions are: ONE: DOA employer: IF military: Rank? and Pay Grade? OR IF Civilian: Pay Grade? TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans.) THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I am a Civilian GS-13 Step 7 with a 14% COLA and the Yearly Gross income is just mine. No other income or cosigner. I will pay off sooner if I can but expect to go the three years.

Member Payment Dependent Notes Series 706523

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706523	$5,500	$5,500	7.66%	1.00%	March 25, 2011	April 1, 2014	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706523. Member loan 706523 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Echo Hose Ambulance	Debt-to-income ratio:	24.42%
Length of employment:	1 year	Location:	Monroe, CT

Home town:
Current & past employers:	Echo Hose Ambulance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$894.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	No I live with my mom, so none of that applies to me. We've lived here for over 12 years now, but I am not involved financially with the house at all. Thanks
what is your occupation at Echo ambulance?	I'm an EMT

Member Payment Dependent Notes Series 706556

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706556	$2,000	$2,000	7.29%	1.00%	March 29, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706556. Member loan 706556 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,900 / month
Current employer:	Central CT Surgeons	Debt-to-income ratio:	29.62%
Length of employment:	3 years	Location:	windsor, CT

Home town:
Current & past employers:	Central CT Surgeons
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/19/11 > new funace is needed

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,135.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Current employerand/or source of income?	I work for Central Ct Surgeons ....I have been the practice manager for the last 3yrs ...I currently bring home on a bi-weekly basis 1750.00

Member Payment Dependent Notes Series 706598

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706598	$4,000	$4,000	10.00%	1.00%	March 25, 2011	April 1, 2014	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706598. Member loan 706598 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Exxon Mobil	Debt-to-income ratio:	3.38%
Length of employment:	2 years	Location:	Chino, CA

Home town:
Current & past employers:	Exxon Mobil
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,679.00	Public Records On File:	0
Revolving Line Utilization:	45.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 706646

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706646	$2,000	$2,000	5.42%	1.00%	March 23, 2011	April 1, 2014	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706646. Member loan 706646 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,333 / month
Current employer:	Federal Aviation Admin.	Debt-to-income ratio:	20.26%
Length of employment:	10+ years	Location:	CLEVELAND, OH

Home town:
Current & past employers:	Federal Aviation Admin.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,477.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 706692

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706692	$2,000	$2,000	7.66%	1.00%	March 23, 2011	April 2, 2016	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706692. Member loan 706692 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,300 / month
Current employer:	sullivan tire	Debt-to-income ratio:	9.61%
Length of employment:	2 years	Location:	plymouth, MA

Home town:
Current & past employers:	sullivan tire
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/20/11 > I plan to use my funds on a dirtbike/ motorcycle that way i get the best of both world as gas is expensive it will save on gas and it is a hobby of mine. I am a great borrower as i am very responsible, i would like to keep building my credit. I have a low monthly budget, I do not have any car payments they are all payed off, all i have is rent which is cheap and money for food an gas. My job is very sable i went to college to but a auto technician an that is were i am at now, it is a very big corporation an i am very good at what i do.

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$606.00	Public Records On File:	0
Revolving Line Utilization:	5.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 706696

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706696	$6,000	$6,000	7.29%	1.00%	March 28, 2011	April 1, 2014	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706696. Member loan 706696 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,667 / month
Current employer:	CSC	Debt-to-income ratio:	7.25%
Length of employment:	3 years	Location:	Huachuca City, AZ

Home town:
Current & past employers:	CSC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/20/11 > Looking to buy a boat for the family. Borrower added on 03/22/11 > Hi all, thanks so much for your investments so far! I just put a $500 deposit on the boat, total price was $6100, so the $6000 loan should cover the remaining $5600 with $400 left for inspection, insurance, title transfer etc. Thanks so much! Borrower added on 03/23/11 > Refinancing the last 3yrs on the car, from 6+% to 3+% over 3yrs. Will save me $30/mnth that can be applied to this loan. Borrower added on 03/23/11 > Looks like I have to make a decision by Thursday afternoon. Plan B is a loan with a credit union @ 9.9%, Ugh :( Borrower added on 03/24/11 > Looks like the seller will give me until Monday, so this might just work out! Borrower added on 03/27/11 > Seller has graciously given me until Tuesday, thanks all so much.

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,664.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Hello, here are your answers.. 1: Yes, we owe approx 270K, in 2* 30yr Fixed. 2: Monthly, approx 1.9K 3: No HELOC 4: Lived here 3yrs+, 4bed, 2FB, 2 Car Attached Garage, 2000sft, on 7 acres On Zillow, only things similar seem overpriced, 325K->400K. Guess that's not bad given current climate. I also have approx 10K in assets in my "hobby" business. Theses are tied up in the market right now, and I was going to liquidate them to buy the boat. After the beating we've taken over this paste couple of months my wife suggeted a loan instead, to give the business portfolio time to recover, and here we are! Let me know if that answers your questions. Chris

Member Payment Dependent Notes Series 706707

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706707	$10,000	$10,000	6.92%	1.00%	March 28, 2011	April 1, 2014	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706707. Member loan 706707 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Jam Bestone Tire and Service	Debt-to-income ratio:	5.45%
Length of employment:	1 year	Location:	Woodhaven, MI

Home town:
Current & past employers:	Jam Bestone Tire and Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,548.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help fund your loan. Chances are that your loan would be fully funded more quickly if you do the following: 1) Explain the nature of your business; 2) Tell what the loan will be used for in the business - expansion, inventory, operating expenses, etc. 3) Give some compelling facts as to why your loan should be funded, especially regarding cash flow and profitability. ================================================ The L.C. community wants to fund loans, and this basic information helps tremendously. We are real people investing our savings, retirement funds and kid's college education money - we're not a faceless bank or large corporation. We put our trust in you to pay your loan back. Thanks in advance! ================================================	The business I am in is the commercial tire business. I operate a small truck tire company in the tri-county area of Michigan. I have been in business for over 20 yrs. The loan will be used to expand my business and will be used as inventory collateral. I have won a bid from a major trucking company in the Detroit area and need to be able to provide a constant supply of tires, which means I must increase my inventory for this bid. I will be on the trucking companys books as a secured vendor, which means my investments are secure and guaranteed. The profitability is approx. 33% gross on tires and 100% on service. I carry a 780 credit score and I believe my past credit history proves that I am a excellent investment. Thanks for your consideration.
What do you do for Jam Bestone Tire and Service, and where did you work prior to that?	I am the center manager at Jam Best one Tire. I started working in the truck tire business in 1978. Prior to that I have been in the truck tire business in the Detroit market since 1977, mostly self-employed.
What will the loan be used for? What are your monthly expenditures?	To expand a small business I run. I won a bid with a large trucking company in the Detroit area and need the funds to keep truck tires in rotation between billing cycles. Not sure what you mean by monthly expenitures.

Member Payment Dependent Notes Series 706794

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706794	$8,000	$8,000	10.37%	1.00%	March 24, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706794. Member loan 706794 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Home town services	Debt-to-income ratio:	14.80%
Length of employment:	3 years	Location:	tacoma, WA

Home town:
Current & past employers:	Home town services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,551.00	Public Records On File:	1
Revolving Line Utilization:	58.60%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I just got divorce and the house payment is been pay by my ex-husband until our younger kid is 18 that means in 16 years. We can't sell until that happen, and then we will sell and split 50/50, the house will be paid in 10 years. I lived in this house for 11 years and 16 more caming.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt? Lastly, what is the public record that is on-file?	I would like to consolidate in a single payment and save some money. 1) 1971.72 19.24% 2) 2704.00 12.00% 3) 1751.46 23.99% 4) 814.93 23.99%
I also would like to invest in your loan but need a few answers. What is your position at Home town services? what is the public record shown on your credit history? Thanks for your complete answer.	supervisor

Member Payment Dependent Notes Series 706823

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706823	$7,500	$7,500	5.79%	1.00%	March 25, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706823. Member loan 706823 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	New York City Housing Authority	Debt-to-income ratio:	15.56%
Length of employment:	3 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	New York City Housing Authority
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/19/11 > I plan on using this loan to pay off my remaining credit card and store card debt.

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,926.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain why your need a $7,500 loan amount when your credit history shows only $2,926 in revolving credit balance. Please be specific about the accounts to be paid off, their current balances, and current interest rates. Thanks much. And best of luck in consolidating and eliminating your debt!	1300 is from my AMEX, 2650 is from a chase card, 1400 from a store charge card, 1500 from my bank, 400 from another store charge. All the interests rate are over 10%. I just want to put everything in one place, pay it off, and be done with it. Thanks.

Member Payment Dependent Notes Series 706831

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706831	$17,000	$17,000	14.91%	1.00%	March 29, 2011	April 2, 2016	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706831. Member loan 706831 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Bob Barker Company	Debt-to-income ratio:	8.58%
Length of employment:	6 years	Location:	Raleigh, NC

Home town:
Current & past employers:	Bob Barker Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$772.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide detailed information (lender, outstanding principal balance, interest rate, and minimum monthly payment amount) for debts to be consolidated with this loan.	SECU used auto loan; $435 per month; 4.75%; $16,500 principle balance CFI Student loan; $396 per month; 2.47%; $19,000 principle balance Please let me know if you have anymore questions. Thank you!
Investors will be more confident about funding your loan if your (1) income was verified and (2) Credit Review Status was approved. Please call Lending Club for the procedures and expedite completion of both.	I will definitely call and expedite - I am very confident everything will be fine with the verification. Thanks for the advice. If the verification is good, are you an interested lender for my loan? Thanks again!
Yes, I will not commit funds to a loan until the borrower's income has been verified and Credit Review Status approved.	Thank you! This will help me out a great deal, so I really appreciate it!
Congratulations! Your Credit Review Status has been approved. I will be watching for income verification.	I would like to lower my monthly payments so I can have more income left over each month to help my parents. My dad's income has been cut in half, so like I said, I want to be able to help them out more each month.

Member Payment Dependent Notes Series 706867

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706867	$6,000	$6,000	5.42%	1.00%	March 23, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706867. Member loan 706867 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	Boston University	Debt-to-income ratio:	14.24%
Length of employment:	2 years	Location:	Boston, MA

Home town:
Current & past employers:	Boston University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/19/11 > goal is to pay off all credit card debt that I have and start fresh. this is the balance of 3 cards that i have. Borrower added on 03/20/11 > I am so grateful for the funding I have received thus far. I am planning to finish a graduate degree in December and want to have a head start on paying off this debt and face the future with a clean slate!

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,738.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 706940

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706940	$4,800	$4,800	13.06%	1.00%	March 24, 2011	April 2, 2016	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706940. Member loan 706940 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,293 / month
Current employer:	Consulting Ophthalmologists	Debt-to-income ratio:	18.37%
Length of employment:	< 1 year	Location:	Manchester, CT

Home town:
Current & past employers:	Consulting Ophthalmologists
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,081.00	Public Records On File:	0
Revolving Line Utilization:	33.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 706955

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706955	$3,000	$3,000	10.74%	1.00%	March 25, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706955. Member loan 706955 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,750 / month
Current employer:	united states air force	Debt-to-income ratio:	20.21%
Length of employment:	10+ years	Location:	woodbridge, VA

Home town:
Current & past employers:	united states air force
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > we just adopted a brand new baby girl which was partially funded by an initially low interest credit card, now that we used some of the line the interest rate was accelerated to 29.99%. so we want to pay them off as quickly as possible. we do get a large tax credit for the adoption so this loan will be paid back within 90 days. we just are galled to pay this credit card company such a high rate and would rather pay someone else 10.75%. thanks so much! Borrower added on 03/21/11 > hello investors - we are new to this so forgive our ignorance. we just adopted a new baby, used all our liquid assets and one credit card to pay the legal fees. the credit card company accelerated the interest rate from 2.9% to 29.99%. we are active duty military, and we moved at the same time as the adoption. we just don't want to pay the credit card company 29.99% interest so are using all our disposable after expenses monthly income in order to pay them off asap. we do get a a large adoption tax credit on this years tax return, so this loan will be paid off within 90-120 days. thanks for your help.

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1983	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,211.00	Public Records On File:	0
Revolving Line Utilization:	96.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Lenders like myself would like to know a little about you and why you need this money. Also, your application is a little confusing to me - you earn 153,000 per year but you want to borrow $3,000? You earn 3,000 per week! Something is not right. Secondly, I'd call Lending Club and get your names removed from your title of loan request, to protect your confidentiality. Good luck -	Type your answer here. we just adopted a new baby and used all of our liquid cash and a credit card advance. once we used the the available credit on the card they accelerated the interest rate to 29.99%. we are just offended by that action and refuse to pay them that much interest. so we are using our disposable income after expenses to pay them down as much as possible. thanks for the info about removing our names - we had no idea that was displayed.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer here. hi there - we are active duty military so we just moved to our new duty station and bought a house. our monthly payment is a few hundred dollars below our housing allowance, there is no 2nd mtg. of any type, and we are currently appraised in the $460,000 range. we have been here 6 months and anticipate being here until 2013. we just adopted a brand new baby and used all our liquid assets and part of a credit card line of credit to pay the legal fees. the credit card co. immediately accelerated the interest rate from 2.9% to 29.99% once we used line. just very offended by that and want to pay them off asap. thanks for your help - we do get a large adoption credit on this years tax return so this loan will be paid off within 90-120 days depending when we get our tax return. thanks for your help!
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Type your answer here. hello - we just adopted a brand new baby and moved into a new house (active duty military, now at the pentagon). we used all our liquid assets and one credit card to pay the legal fees on the adoption. once we used the credit card line, they immediately accelerated the interest rate from 2.9% to 29.99% which is just wrong. so, we want to pay them off asap. we do get a large adoption tax credit on this years tax return so the loan will be paid off within 90-120 days. we just don't wand to pay the credit card 29.99%. thanks for your help.

Member Payment Dependent Notes Series 706981

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706981	$6,600	$6,600	13.06%	1.00%	March 23, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706981. Member loan 706981 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	TD Bank	Debt-to-income ratio:	22.08%
Length of employment:	2 years	Location:	Westbury, NY

Home town:
Current & past employers:	TD Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/19/11 > The funds would be used to pay of credit cards that are at a very high interest. What makes me a very good borrower is the stability of my job as a banker, in which my monthly budget is sufficient to repay my loans in an orderly fashion. At these times when banks are charging high interest rates, this site would help me out in consolidating my credit cards and paying a lower monthly charge and help myself in order to live a better, happier life for my children and my family as a whole.

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,421.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 706991

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706991	$20,000	$20,000	20.48%	1.00%	March 23, 2011	April 2, 2016	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706991. Member loan 706991 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Sherwin-Williams Co.	Debt-to-income ratio:	18.91%
Length of employment:	10+ years	Location:	Hilliard, OH

Home town:
Current & past employers:	Sherwin-Williams Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please detail your debts. Payee, amount, monthly payment, interest rate.	CitiFinancial - $8000 - $258/month- 24% American General - $3000 - $175/month- 24%
Hello borrower, I am very interested in financing your loan. However can you answer these questions which I know may take some time to answer: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (6) Please provide the Balances and APRs of the debts you have? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. This method is preferred and may lead to more money invested in your loan. Thank you in advance! This website is secure and has been approved by Lending Club to verify debts. This is of the major sticking points for potential lenders, as they want to assess the risks of lending to potential borrowers. (7) This is the last and MOST important part of me funding your loan. Can you verify your income with lending club? I want to fund your loan but verifying your income is necessary. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income and you might need to hint to the credit review staff member that you WANT to verify your income PROACTIVELY. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Answering ALL these questions is a vital part of me funding your loan as I am emailed back when you answer these questions and I am able to keep track of individuals who take an active approach to getting his/her loan funded. Also, answering these questions will give other investors confidence to invest in your loan as they are more informed. Thank you for your time.	I work at Sherwin-Williams, Columbus manufacturing facility as a 'Mixer-Blender' in the production area. I have been at this facility since 1991. I left briefly for about a year in 2009. I returned in January of 2011. Currently, my wages are $36,000 a year not including at least $15,000 in Overtime. In January of 2012, my wages will increase to $49,000 a year not including at least $20,000 in Overtime. I plan on paying off my loan in 5 years at the latest. I'm interested in consolidating my 2 personal loans of $8,000 with Citifinancial and $3,000 with American General with the remainder used to buy a used car. Both my loans are at 24% interest with payments of $258/month and $175/month respectively. I also have a child support payment of $400/month. Currently I rent an apartment for $585/month in which I have been living in for 6 years. I can verify my income through the lending club. Thank you for your time.
you say you have a $8,000 loan and a $3,000 loan ($11,000). Why are you requesting $20,000 ? What will you do with the extra $9,000?	As of right now, I am driving my 1996 Toyota Corolla. It has 240,000 miles on it. I plan on using the remainder of the loan to purchase a used car.
Are you not able to get a used-car loan at an interest rate lower than 20.48%? (Been a long while since I have done that. Perhaps I'm out of touch.)	I was hoping to consolidate all my expenses into one payment to make it easier for me to manage. I guess I assumed that the rate wouldn't be much better.

Member Payment Dependent Notes Series 707040

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707040	$5,000	$5,000	10.00%	1.00%	March 24, 2011	April 2, 2016	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707040. Member loan 707040 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Constellation Energy	Debt-to-income ratio:	11.85%
Length of employment:	10+ years	Location:	Severna Park, MD

Home town:
Current & past employers:	Constellation Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/23/11 > Wish to buy another vehicle for back up transportation.

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,007.00	Public Records On File:	0
Revolving Line Utilization:	80.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 707182

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707182	$10,000	$10,000	5.42%	1.00%	March 25, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707182. Member loan 707182 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	us postal service	Debt-to-income ratio:	12.84%
Length of employment:	10+ years	Location:	riverside, CA

Home town:
Current & past employers:	us postal service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > The purpose of my loan request is to consolidate my credit card balances into one 3 yr term loan. My credit standing is exemplary. There is no risk to any investors in my case. I've been with my Co. for 18 yrs and my job is extremely stable

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,842.00	Public Records On File:	0
Revolving Line Utilization:	12.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the loans/credit cards that you'll pay off with this loan. Include balance, interest rates, and current payments. Also, what have you done to prevent the balances from being run up again?	chase mastercard bal:1300.00 payment: 36.00 int: 9% us bank visa bal: 1950.00 payment: 46.00 int: 10.9% citi bank mastercard bal: 3990.00 payment: 54.00 int: 8.9
The card balances add up to about 7300 dollars vs the requested loan amount of 10,000; what are the plans for the balance of the loan? Also, your current payments add up to about 136 dollars a month, vs the LC loan payment of 300 a month; how does that increase fit into your budget?	The primary purpose of the loan is to consolidate credit card debt. The remainder balance of the loan is to pay the IRS the approx $2800 i owe them
Hello. Your credit card debt adds up to about $7300. Can you give us some idea what your plans are for the remainder of the requested loan? Wishing you the best.	The primary purpose of the loan is to consolidate credit card debt. the remaining balance is to pay the IRS the apprx $2800 i owe them
What interest rate do you expect to get from Lending Club?	The one that was offered during application process based on my credit worthiness-5.27%

Member Payment Dependent Notes Series 707209

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707209	$6,000	$6,000	13.43%	1.00%	March 29, 2011	April 3, 2016	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707209. Member loan 707209 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	giant pharmacy	Debt-to-income ratio:	16.77%
Length of employment:	1 year	Location:	columbia, MD

Home town:
Current & past employers:	giant pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/20/11 > I am applying for the loan because I am recently helping my father to immigrate to this country. Borrower added on 03/21/11 > some part of the money i am going to send it to my grandfather who has liver cancer. He is waiting for the money to get the medicine to relieve his pain and suffer from the cancer cell.

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,858.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 707300

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707300	$3,600	$3,600	13.43%	1.00%	March 29, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707300. Member loan 707300 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Aramark Uniform Services	Debt-to-income ratio:	10.39%
Length of employment:	3 years	Location:	CHICO, CA

Home town:
Current & past employers:	Aramark Uniform Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/20/11 > I have two balances that I would like to consolidate and pay off. 1) A credit line with a $5000 balance in which the rate has increased to 24%. 2) A credit card with a $2000 balance with an introductory rate of 0% which is about to expire.

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,324.00	Public Records On File:	1
Revolving Line Utilization:	66.40%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 707303

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707303	$4,000	$4,000	5.79%	1.00%	March 23, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707303. Member loan 707303 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Champion Industries-CPC Printing	Debt-to-income ratio:	8.85%
Length of employment:	10+ years	Location:	barboursville, WV

Home town:
Current & past employers:	Champion Industries-CPC Printing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1974	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 707315

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707315	$7,500	$7,500	7.66%	1.00%	March 29, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707315. Member loan 707315 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Basic Energy Services	Debt-to-income ratio:	28.08%
Length of employment:	4 years	Location:	Liberal, KS

Home town:
Current & past employers:	Basic Energy Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/20/11 > I plan to use money to pay off all credit cards. I pay all my bills on time. I am paid every two weeks so budget money according to my paychecks. My job is very stable I just moved to a better paying job. Borrower added on 03/20/11 > I want no more credit cards will use cash. Borrower added on 03/21/11 > My credit cards have high interest rates want to combine them on one payment plan so its easier for me to budget. I have a wonderful job that I love and hope to retire at when the time comes but can't if I still have these credit cards paying on the, even when I paid little more never seemed like it went down. Have credit cards tore up now. Borrower added on 03/21/11 > I want a lender I can come to and trust when I need money no hassles and if I am given this loan Lending Club will be my #1 lending place.

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	65
Revolving Credit Balance:	$9,340.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 707340

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707340	$8,000	$8,000	15.28%	1.00%	March 23, 2011	April 3, 2014	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707340. Member loan 707340 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,084 / month
Current employer:	Hawaii Community Federal Credit Union	Debt-to-income ratio:	14.07%
Length of employment:	7 years	Location:	KAILUA KONA, HI

Home town:
Current & past employers:	Hawaii Community Federal Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 20, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	52
Revolving Credit Balance:	$9,388.00	Public Records On File:	0
Revolving Line Utilization:	98.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list all your debts. Balance, interest, and payments. What is your position with your employer, and how stable is it? What plan do you have to stay out of further debt? Thank you.	Hello, (Second Attempt) I sent a response to this question however it was rejected due to personal information and bank information content. I'm not sure how to answer the questions since the answers would be confidential/personal information? If it's at all possible, I'd love to answer the questions if it can be delivered securely rather than on a publicly viewed site. Thank you, Jan Baldado
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? Will this loan cover all debt?	My monthly expenses total $600. This includes rent, phone, auto insurance and food. My other family members take care of the utilities and their portion of the rent. I do not have any auto loans. My minimum monthly credit card payments total $217. This is the minimum I am required to pay. I try to pay more but this past year had a lot of "unexpected" expenses that my savings could not completely cover. Loan proceeds will cover all credit card debt with their current balances. I plan on closing the credit cards and will happily oblige if it becomes a condition in order to obtain the loan. Thank you for your consideration, Jan Baldado

Member Payment Dependent Notes Series 707347

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707347	$5,000	$5,000	10.37%	1.00%	March 24, 2011	April 2, 2016	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707347. Member loan 707347 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,347 / month
Current employer:	US Air Force	Debt-to-income ratio:	29.45%
Length of employment:	10+ years	Location:	Abilene, TX

Home town:
Current & past employers:	US Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/19/11 > We are wanting to replace our old furniture and washer/dryer. Borrower added on 03/19/11 > We need the money to replace old furniture, and washer/dryer. I am a good borrower because I have never missed a payment. I was late only once on a payment by accident. Our budget allows us to repay the loan without any hindrance. My job is very stable as a Staff Sergeant in the US Air Force. I have been active duty for over 10 years. I plan to retire from the Air Force on or after 20 years of active duty.

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,477.00	Public Records On File:	0
Revolving Line Utilization:	63.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 707388

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707388	$9,000	$9,000	10.00%	1.00%	March 25, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707388. Member loan 707388 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	Actionecho	Debt-to-income ratio:	14.42%
Length of employment:	3 years	Location:	Kennewick, WA

Home town:
Current & past employers:	Actionecho
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/19/11 > For a Brammo Electric Motorcycle. Time to save the planet Borrower added on 03/21/11 > My wife and I work extremely hard and definitely want to preserve our environment. She is currently a college student studying education. I work for a physician as well as Costco. Keeping myself busy is the goal and we expect to pay this electric motorcycle off in under three years. We are extremely grateful to those investing in the future of transportation. Borrower added on 03/22/11 > This ELECTRIC motorcycle from Brammo in Ashland, Oregon qualifies for a federal tax rebate, in addition it is EXEMPT from Washington State sales tax. How cool is that!!

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	25
Revolving Credit Balance:	$239.00	Public Records On File:	0
Revolving Line Utilization:	5.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 707414

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707414	$16,000	$16,000	17.14%	1.00%	March 28, 2011	April 3, 2016	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707414. Member loan 707414 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Blinn College	Debt-to-income ratio:	12.14%
Length of employment:	9 years	Location:	College Station, TX

Home town:
Current & past employers:	Blinn College
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 20, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	64
Revolving Credit Balance:	$18,170.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome! I'm interested to help finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans.) THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 395 are listed; all won't 100 percent fund. When your listing expires, IF 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($13 - $14K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan financially favorable, alternative option you should seriously consider in event loan does not 100 pct fund.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. Faculty / History Professor 2. total gross income is 52,500 3. expect to pay off loan in 2 years 4. yes i would accepted a partial funding of say 80%
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Think I have already answered this, but the mortage balance in $165,000 Zillow has the home value listed at 180,000
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Currently, zillow has the home value at 180,000 and the mortage balance is 165,000
1) What is the balance of the mortgage loan and any HELOC/2nd you owe on your home? 2) What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi.mortgage balance is $165000and home value is 176000
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	see previous answer for details of debts... and this loan will pay off all of credit card debt. Currently I am employed at two Universities teaching college history. My gross income last year was 59,000. I am also a full time graduate student at Texas A&M University working on a phd in history. I have comprehensive exams scheduled for mid april and am planning of defending my dissertation late next fall.
HI, I'm interested in funding your loan, but I have a few questions first. 1) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month. Alternately, To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	I have been spending about 1000 to 1500 per month on payments but since in am trying to finish off my doctorate I need to really get serious about getting these cards under control and focusing on writing my dissertation... looking at a breakdown of my expenses, i expect to have this loan paid off in two years. Two citi cards card 1 4500 at 7.7% interest card 2 3400 at 19.9 discover 1400 at 14.4 capital one 975 at 19.9 amazon mc 3500 at 19.9 paypal 2400 at 24.00
Hi, I'd like to fund your loan, my only concern is that you are paying off a 7.7% and 14.4% loan with this 17% loan. Some quick calculations say you'll be paying about $500 more per year in interest on those two loans. Why would you do that? Sincerely, -LL Herndon, VA	I see your point! (I have thought about that and if i was planning on taking 5 years to repay the it would definitely make more sense not to include the lower interest credit cards, but based on what i was paying cumulatively on all the cards a consolidated loan could be payed off in a year and a half two two years, so the differences in interest lost to a higher rate would be negligible. since I am a teaching a full load of courses at two different colleges, the longer term loan gives me a little more flexibility this summer and next fall in order to complete research. I suspect that this loan will only recieved 70 to 90% funding, but i will definitely have to create a spreedsheet to look at this in detail as it still might make more sense only to accept 11,000 or 12,000 if the loan receives full funding.. Thanks for pointing this out.
Ill be happy to help fund your loan. Please keep in mind that it is everyday people looking to help you with a return. And if you default, we do not get bailed out in a corrupt system like the banks do. We lose out and lose trust in lendingclub and lose trust helping others with loans. Now i hope all the best for you! and your loan. Glad I could assist.	Thank You! and I really did love your comment about the bank bailouts!

Member Payment Dependent Notes Series 707450

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707450	$2,000	$2,000	10.37%	1.00%	March 23, 2011	April 3, 2016	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707450. Member loan 707450 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,038 / month
Current employer:	TIME WARNER CABLE	Debt-to-income ratio:	7.54%
Length of employment:	2 years	Location:	HERMOSA BEACH, CA

Home town:
Current & past employers:	TIME WARNER CABLE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 20, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,615.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 707463

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707463	$3,000	$3,000	17.51%	1.00%	March 25, 2011	April 3, 2016	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707463. Member loan 707463 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	L3 Communication	Debt-to-income ratio:	13.97%
Length of employment:	6 years	Location:	San Diego, CA

Home town:
Current & past employers:	L3 Communication
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/20/11 > Thank you so much to help me

A credit bureau reported the following information about this borrower member on March 20, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	80
Revolving Credit Balance:	$1,264.00	Public Records On File:	0
Revolving Line Utilization:	97.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 707466

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707466	$8,400	$8,400	16.40%	1.00%	March 25, 2011	April 3, 2016	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707466. Member loan 707466 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	n/a	Debt-to-income ratio:	18.91%
Length of employment:	n/a	Location:	Martinsburg, WV

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 20, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,719.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 707485

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707485	$15,000	$15,000	14.54%	1.00%	March 29, 2011	April 3, 2014	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707485. Member loan 707485 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	city of buffalo	Debt-to-income ratio:	21.07%
Length of employment:	10+ years	Location:	buffalo, NY

Home town:
Current & past employers:	city of buffalo
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 20, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,535.00	Public Records On File:	1
Revolving Line Utilization:	96.60%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. i have a 33000.00 left on my mortg the of my home is 85000.00 to 95000.00 it a 3 bedroom brick full remodled basment
Dispatcher, Welcome! I'm interested to help finance your loan. My FOUR questions are: ONE: Your TRANSUNION Credit Report shows 1 Public Record 118-months ago. Reasons for Chaprter 7/13 Bankruptcy filing? a-n-d What was Bankruptcy filings final disposition? TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans.) THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 4255 are listed; all won't 100 percent fund. When your listing expires, IF 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($12 - $14K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan financially favorable, alternative option you should seriously consider in event loan does not 100 pct fund.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here.i filed bankrupty in 2002 ihad home repairs and credit cadd dept my yearly is 75000.00 to 80000.00 with overtime

Member Payment Dependent Notes Series 707500

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707500	$3,500	$3,500	7.66%	1.00%	March 23, 2011	April 3, 2014	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707500. Member loan 707500 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,792 / month
Current employer:	Illinois Student Assistance Commission	Debt-to-income ratio:	15.10%
Length of employment:	10+ years	Location:	Mundelein, IL

Home town:
Current & past employers:	Illinois Student Assistance Commission
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/20/11 > We're taking an 8 X 20 portion of our garage and converting it into a laundry room and pantry off of our kitchen.

A credit bureau reported the following information about this borrower member on March 20, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1986	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,217.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 707547

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707547	$6,700	$6,700	6.92%	1.00%	March 28, 2011	April 3, 2014	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707547. Member loan 707547 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	UPS	Debt-to-income ratio:	7.08%
Length of employment:	10+ years	Location:	Lexington, KY

Home town:
Current & past employers:	UPS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 20, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,562.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 707554

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707554	$8,000	$8,000	7.66%	1.00%	March 29, 2011	April 3, 2014	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707554. Member loan 707554 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,828 / month
Current employer:	US Army	Debt-to-income ratio:	0.00%
Length of employment:	10+ years	Location:	Colorado Springs, CO

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 20, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	71
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 707691

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707691	$10,000	$10,000	14.91%	1.00%	March 24, 2011	April 3, 2016	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707691. Member loan 707691 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	New York Life Insurance Company	Debt-to-income ratio:	10.95%
Length of employment:	2 years	Location:	elmont, NY

Home town:
Current & past employers:	New York Life Insurance Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > I plan to use the funds to consolidate my outstanding credit cards that have very high interest rates, as well as pay my college loans down. I have never missed a payment on any of my accounts starting from 2004. I have a stable job with New York Life, where I am an Executive Council Agent. I expect and hope to be able to fully pay the loan back within 18 months. Borrower added on 03/21/11 > I know I have not been fully funded, but I would like to thank all of the investors who have contributed so far, and I would also like to that any future investors. Thanks to all, I hope that we can reach the full amount.

A credit bureau reported the following information about this borrower member on March 20, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,975.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Are you the sole wage earner? Thanks.	Monthly Net is actually a difficult question. It Varies due to commission plus salary job. Average $3000-$4000 per month, but I can also make $5000-$10,000 depending on the month, if that makes sense. Last year W2 70K. Expenses: Car: $300, Insurance $200. Phone $100, Rent $300, CC's: $400 Business Expense: $1200. Business has been horribly slow since December, but is picking up. Single/Sole wage earner. Hope that helps.
Hi, I would like to fund your loan. Can you please list the details of your credit card debt amount and their APR? thank you.	In regards to my credit card debt. I have 4 main cards approx $7500 total. All of which have 29.99% APR. To be honest I am not sure how the APR got that high. It used to be lower. All of the cards are with Chase. Thanks in advance for any funding of the loan.

Member Payment Dependent Notes Series 707726

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707726	$5,000	$5,000	13.43%	1.00%	March 23, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707726. Member loan 707726 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	RES Health Care	Debt-to-income ratio:	0.50%
Length of employment:	< 1 year	Location:	chicago , IL

Home town:
Current & past employers:	RES Health Care
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	15
Revolving Credit Balance:	$955.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
RN, Welcome! I'm interested to help finance your loan. My TWO questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: ALL loans feature NO prepayment penalty. You've initially selected 3-year loan repayment length. Time you realistically anticapte to service loan (remains active status) before is paid off: Full term: 3-yrs? or Short term (number years please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	gross monthly income is $2000. i plan on paying my loan off in less than 1 year.

Member Payment Dependent Notes Series 707784

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707784	$20,000	$20,000	15.65%	1.00%	March 29, 2011	April 3, 2016	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707784. Member loan 707784 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,720 / month
Current employer:	CSS Technical Solutions	Debt-to-income ratio:	20.60%
Length of employment:	< 1 year	Location:	Morton, PA

Home town:
Current & past employers:	CSS Technical Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/20/11 > I just want to get rid of the credit cards that have been a monkey on my bank. I will never be able to retire with these nickel and diming me. I am the most dependable borrower. Check my long credit history. Not a single late or missed payment. Borrower added on 03/21/11 > Also, my credit history goes back over 25 years. I have a 702 Credit Score. Ask me any question or any proof that you need. Borrower added on 03/24/11 > I know Lending Club verified I owned my home. They had to when approving me. Because when they did the last step of approving me and spoke to me, they knew information to ask that was not supplied in the Lending Club appilcation. I would think that if I say I own my home, Lending Club would know and if I di not, they would not have approved me. They seem pretty stringent. Someone just asked me why not a HELOC loan instead of this Lending Club loan? Everyone has their own reasons. Home owners do go to banks for personal loans.

A credit bureau reported the following information about this borrower member on March 20, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,135.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Yes, 2. I owe zero dollars. 3. 260,000 at least. Now please answer my question. Were you going to lend me a large amount of my request after asking these questions? It seems like you would with these questions. Probably a lot of it. If you are asking these question and you are funding $20, then there is a flaw in this.
He asks these questions so that the other 90-150 people who will fund your loan will not. Example: If you own your own home and have 260,000 in equity why would you not take out a HELOC at 6-7% and instead get a loan at 14%?	I have my own reasons why I am applying for this loan instead of a home equity loan. I have been approved and sent in all the paperwork asked by Lending Club. They verified all of my information and my credit score and credit history is flawless. Would you rather people NOT get loans at Lending Club and Home Equity loans elsewhere instead? I don't think that is very business savy for Investors. I am sure many borrowers on Lending Club own their homes and I don't think that because they do, that they have to automatically get a HELOC. Everyone's situation is different. Did you own your own home when you joined Lending Club?
The questions you are being asked here are our "standard" questions. Here's the next one, LOL: For EACH debt you plan to pay off with this LC loan, please provide Lender, Amount, RATE, MinMoPaymt for that particular loan, e.g., Chase, $5,500, 9.9%, $100; BofA, $4,000, 8.45%, $72; etc. Thanks.	Paying off 3 Citibank Cards and a Discover Card which will be the total of the Lending Club loan that I applied for.
Please respond to the question above with the specific information I requested. I am totally dying to fund your loan and I simply can't do it without that info. Also need to know why you request 20K loan with only 13K in revolving debt listed, so if the answer you provide does not add up to 20K, please explain difference. Thanks.	I do not know where you have got the information of only 13k in revolving debt because that is wrong. I have close to 20k in revolving debt. Contact the Lending Club approvers who can verify this. They verified all of my information and credit history and open credit accounts.

Member Payment Dependent Notes Series 707798

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707798	$2,250	$2,250	5.42%	1.00%	March 24, 2011	April 3, 2014	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707798. Member loan 707798 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,375 / month
Current employer:	Corporate Care	Debt-to-income ratio:	16.43%
Length of employment:	n/a	Location:	SAN LEANDRO, CA

Home town:
Current & past employers:	Corporate Care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/20/11 > Debt consolidation at a lower interest rate.

A credit bureau reported the following information about this borrower member on March 20, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,425.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 707827

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707827	$12,000	$12,000	10.37%	1.00%	March 25, 2011	April 3, 2014	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707827. Member loan 707827 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Nutricap Labs	Debt-to-income ratio:	4.65%
Length of employment:	5 years	Location:	east northport, NY

Home town:
Current & past employers:	Nutricap Labs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/20/11 > Thank You

A credit bureau reported the following information about this borrower member on March 20, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	80
Revolving Credit Balance:	$113,680.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Nutricap labs and what kind of car is this for?	This is for a second car that I am purchasing

Member Payment Dependent Notes Series 707856

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707856	$4,500	$4,500	13.06%	1.00%	March 23, 2011	April 3, 2014	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707856. Member loan 707856 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Las Vegas Valley Water District	Debt-to-income ratio:	7.23%
Length of employment:	8 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Las Vegas Valley Water District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/20/11 > Wife's medical bills Borrower added on 03/22/11 > Almost 9 years at current job. No layoffs are anticipated. My military retirement plus my wife's disability check will cover monthly expenses and loan payments.

A credit bureau reported the following information about this borrower member on March 20, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,635.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 707938

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707938	$10,000	$10,000	16.40%	1.00%	March 25, 2011	April 3, 2016	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707938. Member loan 707938 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Sourthern Garden	Debt-to-income ratio:	10.71%
Length of employment:	6 years	Location:	Clewiston, FL

Home town:
Current & past employers:	Sourthern Garden
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 20, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	6
Revolving Credit Balance:	$11,470.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 707967

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707967	$6,400	$6,400	16.02%	1.00%	March 25, 2011	April 3, 2016	April 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707967. Member loan 707967 was requested on March 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,833 / month
Current employer:	united states patent office	Debt-to-income ratio:	10.21%
Length of employment:	5 years	Location:	alexandria, VA

Home town:
Current & past employers:	united states patent office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > I plan to pay back loan in less than a year

A credit bureau reported the following information about this borrower member on March 20, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	13
Revolving Credit Balance:	$14,815.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome! I'm interested to help finance your loan. My THREE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans.) THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here. 1:patent examiner gs 12 around 82k plus potential to work overtime....last year I worked about 25k in overtime....next biweek I start as gs 13 around 95k....and I plan to work alot of overtime 2:im single 3: less than a year
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. The title to my home is under my own name only. 2. About 250K left on the mortgage. Don't have any HELOC. 3. Zestimate on zillow.com says my home is 270K

Member Payment Dependent Notes Series 708003

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708003	$5,000	$5,000	5.42%	1.00%	March 28, 2011	April 6, 2014	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708003. Member loan 708003 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,606 / month
Current employer:	Iron Mountain	Debt-to-income ratio:	11.05%
Length of employment:	10+ years	Location:	SEATTLE, WA

Home town:
Current & past employers:	Iron Mountain
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/23/11 > This is to purchase a 2003 Toyota Prius

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$545.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. It would be helpful if you could tell us about any debts you might have (e.g. car loans, student loans, etc.). Wishing you the best.	I currently only have borrowed against my 401k plan. I put 15% of my paycheck in, of which 1/2 goes to the loan and 1/2 to new 401k funds. I have no car loans or student loans.

Member Payment Dependent Notes Series 708093

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708093	$10,000	$10,000	13.06%	1.00%	March 25, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708093. Member loan 708093 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,917 / month
Current employer:	United Network for Organ Sharing	Debt-to-income ratio:	11.02%
Length of employment:	8 years	Location:	Midlothian, VA

Home town:
Current & past employers:	United Network for Organ Sharing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > I need to do debt consolidation. My wife's business tanked during the recession with two big clients causing a loss of $20,000 at the same time we had two kids that were going into college. Wife now has regular job. I want to get back on track but the card rates are hard to gain ground. College payments are over so want to get back on solid ground. Borrower added on 03/21/11 > To be specific. I am paying all my cards bills. I have a good income and have been there for 8 years. My wife also has a job. Looking for a way to get to less debt faster and no debt eventually but want better rate than CC so I can get there faster

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	67
Revolving Credit Balance:	$45,355.00	Public Records On File:	0
Revolving Line Utilization:	91.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Balance is 167000. No HELOC. according to zillow the current value is around $320,000 to $340,000
1 What is your job description? 2 What is the balance of your mortgage including 2nds and heloc? 3 What is the current market value of your house? 4 What is your itemized monthly budget? 5 How long in years do you plan on taking to pay off the loan? 6 List your debt by: type, amount, interest rate and monthly payment. Please indicate which debts are going to be paid off by this loan. 7 What are you doing to keep this debt from reoccurring? 8 Get your income verified and an "approved" on your loan review. Contact LC for details and stay on them till it's done. Please take the time to answer all these and other questions you get from folks. These are all unsecured loans and the information will enhance your chances of getting funded.	1) IT Director 2) 167,000 no seconds or heloc 3) according to zillow between 320,000 to 340,000 4) Not sure how to answer that, by category? 5) Under the three years requested 6) two cards $20K on one 2k on the other. 28% on the 20k, 0 on the other plan to pay that off this month. I want to do one chunck of 10k get it paid off by end of summer, then do the other 10k and wipe it out. 7) thanks for the advice on the other areas
Do you really make $12.9 k a month?	yes, approximately.. the club just sent me a request for income verification which I will have completed by the end of the day

Member Payment Dependent Notes Series 708098

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708098	$16,000	$16,000	13.06%	1.00%	March 29, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708098. Member loan 708098 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Lenox Advisors	Debt-to-income ratio:	6.38%
Length of employment:	2 years	Location:	West Hollywood, CA

Home town:
Current & past employers:	Lenox Advisors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	31
Revolving Credit Balance:	$13,503.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What specifically are you using the loan for?	I have had my own financial planning practice for 8 years. Specifically, this loan will be utilized as working capital for hiring staff within the next 30-60 days. I have a renewal account that covers almost all of my life expenses. This will serve as a buffer to cover staffing costs as I bring the person up to speed. I hope this helps and appreciate your consideration.
What is the nature of the small business?	I have an 8 year old financial planning practice. Thank you for your interest,

Member Payment Dependent Notes Series 708122

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708122	$5,000	$5,000	17.14%	1.00%	March 23, 2011	April 4, 2016	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708122. Member loan 708122 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	Fort Lewis College	Debt-to-income ratio:	19.86%
Length of employment:	5 years	Location:	Durango, CO

Home town:
Current & past employers:	Fort Lewis College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > I would really like to consolidate all my credit card bills into one montly bill. This loan will lower my monthly bill by $100.00! In addition, when I get "extra" money I will certainly apply it to this loan in order to pay it off earlier. I have been at my current job for over nine years (four years as a student, then 5 years as full time employee). I would greatly appreciate this debt consolidation loan. Thank you.

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,282.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: What is your position with current employer? (BRIEF job description) QUESTION TWO: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION THREE: Loans feature NO prepayment penalty. You've initially selected a 5-year loan repayment length. Time you realistically anticapte to service loan (remains active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello - Thank you for considering my loan request. In response to your questions: 1) I am an Administrative Assistant at a local college. I received a Bachelor degree here and have never left! 2) My Gross $ monthly income does not include my spouse. I did not include his since we pay our bills seperate. Together our yearly income is $45000. 3) I realistically anticipate to pay my loan in 3-4 years. Once my son leaves home I'm sure to have extra money!

Member Payment Dependent Notes Series 708174

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708174	$1,675	$1,675	13.80%	1.00%	March 24, 2011	April 4, 2016	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708174. Member loan 708174 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,900 / month
Current employer:	BOYD BROS	Debt-to-income ratio:	12.66%
Length of employment:	3 years	Location:	LOCUST GROVE, AR

Home town:
Current & past employers:	BOYD BROS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,028.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.58500 mv 85000

Member Payment Dependent Notes Series 708206

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708206	$5,400	$5,400	11.11%	1.00%	March 24, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708206. Member loan 708206 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Forex Club LLC	Debt-to-income ratio:	3.63%
Length of employment:	2 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Forex Club LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,343.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 708230

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708230	$4,000	$4,000	10.00%	1.00%	March 24, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708230. Member loan 708230 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Preco Industries	Debt-to-income ratio:	13.57%
Length of employment:	5 years	Location:	OVERLAND PARK, KS

Home town:
Current & past employers:	Preco Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > I plan to use the funds to pay off some bills. I pay all my bills on time and only have 2 at the moment. My monthly expenses total 400. I've been on my job for over 5 years.

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	17
Revolving Credit Balance:	$7,992.00	Public Records On File:	0
Revolving Line Utilization:	81.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 708234

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708234	$12,000	$12,000	14.91%	1.00%	March 28, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708234. Member loan 708234 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,845 / month
Current employer:	Children's National Medical Center	Debt-to-income ratio:	14.17%
Length of employment:	5 years	Location:	Germantown, MD

Home town:
Current & past employers:	Children's National Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > Plan to use funds repair car.

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	32	Months Since Last Delinquency:	8
Revolving Credit Balance:	$20,794.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
$12,000 seems like a lot for fixing a car. What kind of car is it? What's wrong with it?	Its a Volkswagen GTI and it needs a lot of work done to it. Complete front end was damaged. So engine work, new radiator, new compressor, and intercooler. Headlights, hood, fender, grille, and bumper.

Member Payment Dependent Notes Series 708241

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708241	$5,425	$5,425	14.54%	1.00%	March 29, 2011	April 7, 2014	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708241. Member loan 708241 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,500 / month
Current employer:	MJ Mortgage & Tax Services, Inc.	Debt-to-income ratio:	23.79%
Length of employment:	5 years	Location:	Canonsburg, PA

Home town:
Current & past employers:	MJ Mortgage & Tax Services, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	30	Months Since Last Delinquency:	5
Revolving Credit Balance:	$103,777.00	Public Records On File:	0
Revolving Line Utilization:	43.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was the delinquency 5 months ago? What line of business would the loan be used for, and how would it generate enough revenue to re-pay the loan? Thank you.	it was a credit card payment that was overlooked while I was away on vacation. The line of business is mortgages, tax preparation, financial planning and life insurance. It will be used to bring in an extra employee in order to start marketing our services to small business owners to provide to their employees as an add employee benefit. Thus giving us an unlimited potential of new clients. Thank you!

Member Payment Dependent Notes Series 708245

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708245	$5,000	$5,000	16.77%	1.00%	March 23, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708245. Member loan 708245 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	hsbc bank	Debt-to-income ratio:	3.09%
Length of employment:	1 year	Location:	roslyn heights, NY

Home town:
Current & past employers:	hsbc bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	41
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? Will this loan cover all debt?	My monthly expenses are as follows: Rent: $1000 including Utilities Phone: $150 Food: $300 I have a total of 3 credit cards with payments of $270/month and balances of a total of $4500. No car payment or insurance. I try and pay more than the minimum and I feel with this loan I can condolidate all my credit cards into one payment.

Member Payment Dependent Notes Series 708288

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708288	$3,500	$3,500	10.37%	1.00%	March 24, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708288. Member loan 708288 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Crowne Plaza Hotel Englewood NJ	Debt-to-income ratio:	21.91%
Length of employment:	8 years	Location:	New York, NY

Home town:
Current & past employers:	Crowne Plaza Hotel Englewood NJ
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > this loan will help me pay a high interest credit card

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	35
Revolving Credit Balance:	$3,279.00	Public Records On File:	0
Revolving Line Utilization:	6.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 708324

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708324	$4,200	$4,200	10.37%	1.00%	March 23, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708324. Member loan 708324 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,633 / month
Current employer:	SSA	Debt-to-income ratio:	16.68%
Length of employment:	2 years	Location:	Oakland, CA

Home town:
Current & past employers:	SSA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	31
Revolving Credit Balance:	$22,663.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 708329

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708329	$2,500	$2,500	15.65%	1.00%	March 24, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708329. Member loan 708329 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	State of California	Debt-to-income ratio:	20.02%
Length of employment:	9 years	Location:	SACRAMENTO, CA

Home town:
Current & past employers:	State of California
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	34
Revolving Credit Balance:	$4,902.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of this loan?	To pay off a debt to a family member.
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? What is the loan for?	My monthly expenses rougly estimate to 70% of my net income. The loan will help, thank you.

Member Payment Dependent Notes Series 708331

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708331	$2,300	$2,300	18.99%	1.00%	March 25, 2011	April 4, 2016	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708331. Member loan 708331 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	Bath & Body Works	Debt-to-income ratio:	16.70%
Length of employment:	6 years	Location:	Charleston, SC

Home town:
Current & past employers:	Bath & Body Works
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2008	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,179.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 708346

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708346	$4,500	$4,500	12.68%	1.00%	March 24, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708346. Member loan 708346 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Hubbell Power Systems	Debt-to-income ratio:	11.71%
Length of employment:	3 years	Location:	Chapin, SC

Home town:
Current & past employers:	Hubbell Power Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1984	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	6
Total Credit Lines:	37	Months Since Last Delinquency:	7
Revolving Credit Balance:	$5,801.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
6 delinquencies in just the last 7 months? Please explain.	I own 3 properties in Tennessee in which I was unable to sale due to the market conditions as the economoy took a downturn. This forced me to rent the properties and I had a hard time collecting rent from several tenants. I have mortgages on these properties so I had to juggle bills to the best of my ability. I just recently took my bonus check and paid my debt down to less than $4k. I have good tenants in place now and my wife and I are finally making headway.

Member Payment Dependent Notes Series 708357

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708357	$3,500	$3,500	10.37%	1.00%	March 23, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708357. Member loan 708357 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	n/a	Debt-to-income ratio:	13.15%
Length of employment:	3 years	Location:	San Pablo, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > The loan is solely intended to pay off 3 small credit cards, in exchange for one lower payment. Also It will be beneficial for my credit to have a loan paid off even if it is a small one like this one. I am a good borrower because I have always made my payments on time, and always plan to. I know the importance of having an excellent credit score which is what I trying to reach so I can buy my house. I am a small business owner of a moving and storage company, and business is better than ever. The stability of my job is very good and is only is projected up as my dedication and experiences only makes my earnings grow.

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,099.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 708368

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708368	$8,000	$8,000	7.29%	1.00%	March 29, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708368. Member loan 708368 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,455 / month
Current employer:	Burns & Mcdonnell	Debt-to-income ratio:	14.10%
Length of employment:	4 years	Location:	Greenwood, MO

Home town:
Current & past employers:	Burns & Mcdonnell
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > Loan would be used to pay off a credit card. Job is secure and monthly budget is $3000.00

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,909.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: * Itemize your monthly expenses. * Explain your role at your job. * List the principal and the interest rate of each loan to be consolidated. Thank you in advance.	I am a structural engineer by professtion ( I don't know if you want more info on this or what I do as a structural engineer). Want to concolidate $8000.00 CC loan which has suddenly increased by interest rate over 22%. As far as itemizing my monthly expenses: my monthly budget is $3000.00 +/- which include $1023.00 for house payment+$445.00 car payments + $675.00 Utiliies+gas +$300.00 CC payments+ $550.00 groceries and mislns.

Member Payment Dependent Notes Series 708374

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708374	$8,000	$8,000	9.63%	1.00%	March 25, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708374. Member loan 708374 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	jbhunt	Debt-to-income ratio:	17.27%
Length of employment:	5 years	Location:	tracy, CA

Home town:
Current & past employers:	jbhunt
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > debt Borrower added on 03/23/11 > debt that is a high interest rate. Borrower added on 03/23/11 > debt that is a higher interest rate.

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,951.00	Public Records On File:	0
Revolving Line Utilization:	14.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please detail the loans/credit cards that you plan on paying off. Include balance, interest rate, and monthly payments. Also, what has changed to prevent the debts from being run up again?	Type your answer here.credit card debt 3770 and a medical bill 1800

Member Payment Dependent Notes Series 708444

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708444	$3,000	$3,000	9.63%	1.00%	March 28, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708444. Member loan 708444 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,000 / month
Current employer:	Department of Defense	Debt-to-income ratio:	8.60%
Length of employment:	10+ years	Location:	Gloucester, VA

Home town:
Current & past employers:	Department of Defense
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > i believe everything is complete.

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	16
Revolving Credit Balance:	$12,595.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 708487

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708487	$8,000	$8,000	18.99%	1.00%	March 29, 2011	April 6, 2016	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708487. Member loan 708487 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	10.38%
Length of employment:	4 years	Location:	Mt Laurel, NJ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,505.00	Public Records On File:	0
Revolving Line Utilization:	83.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am a software consultant working as a contractor at Comcast Enterprise Technology in New Jersey. My employer is from Maryland.
What is your source of Income??	Working as a software engineer, thats my source of income.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Auto Loan: which I wont be paying off with this loan, but the credit cards, citi, NorthwestFederal Credit union, Pay pal and Bank of america. all together its a debt of about 6500 and everything will be paid of by this.
please list the apr's on the gift card ? whos your employer (not listed) whats your monthly budget including family ? whats your status in the country (H1B) ? If yes are u planning to be here long term. when is your status valid till ?	I dont have any gift card, and I am single now, Yes I am on H1B and planning to stay here for long term. H1B will be valid for 3 years and my present H1 is valid till end of september 2012 and I have to apply for extension for next Quota which would be for 3 more years.

Member Payment Dependent Notes Series 708559

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708559	$2,000	$2,000	13.43%	1.00%	March 24, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708559. Member loan 708559 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Dunagan Warehouse	Debt-to-income ratio:	21.08%
Length of employment:	5 years	Location:	APPLE SPRINGS, TX

Home town:
Current & past employers:	Dunagan Warehouse
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > I am taking this loan out to pay Attterny fee for my divorce.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$269.00	Public Records On File:	0
Revolving Line Utilization:	29.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 708575

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708575	$10,400	$10,400	10.37%	1.00%	March 25, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708575. Member loan 708575 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Veteran Affairs	Debt-to-income ratio:	23.38%
Length of employment:	2 years	Location:	La Mesa, CA

Home town:
Current & past employers:	Veteran Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > My husband and I just recently got married. We had to use both our credit cards to fund the wedding and are paying way to much for interest. We collectively earn 70,000 between the two of us. We both have been with our jobs for over a year. He works for Starwood Hotels as a Front Desk manager and I work for the Department of Veterans affairs as a research coordinator. We are using this money to consolidate our debt incurred from our wedding in November. We are never late on our monthly payments. Currently we are paying on average between all of our credit cards, over 500 per month. This will help us save for a future home purchase. Thank you all so much!

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,819.00	Public Records On File:	0
Revolving Line Utilization:	77.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Project Coordinator, Welcome to Lending Club! I'm interested to help finance your loan. My ONE question is: QUESTION ONE: All loans feature NO prepayment penalty. You've initially selected a 3-year loan repayment length. Time you realistically anticapte to service loan (remains active status) before is paid off: Full term: 3-yrs? or Short term (number years please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	My husband and I are probably going to pay about 400 a month, so it will pay off a tad sooner. Most likely in the two year to three year range. We are paying about 600 a month on all of our credit cards so we would like to take some of the money that we are saving by consolidating our debt from the wedding to save for a future home purchase.

Member Payment Dependent Notes Series 708621

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708621	$3,000	$3,000	15.28%	1.00%	March 24, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708621. Member loan 708621 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,896 / month
Current employer:	Nationwide Insurance	Debt-to-income ratio:	17.76%
Length of employment:	2 years	Location:	columbus, OH

Home town:
Current & past employers:	Nationwide Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,470.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? Will this loan cover all debt?	My expenses are stated as follows: 285 for rent, no car payment (so gas of 100 and insurance of 106), 84 for phone and renter's insurance and car insurance together is about 126. The amount on each credit card is: Amazon $2,000 @ 29.99% min payments at $80 and Barclays $1,200 @ 25.99% min payments at $40. This loan will cover all of that debt.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? DO you have any other loans apart from CC loans ? What is your monthly budget (including family)? Please itemize If you have spousal income please specify approx ? Can you submit documentation and get your income verified through lending club? It increases confidence in lenders and will fund your loan faster	Sure! I currently owe around 3200 total, on two high interest credit cards (Amazon 29.99% and Barclays 25.99%). I am currently paying about 50% above the minimum. I hope to pay off the Amazon card first since it has the highest interest rate. I have a small personal loan (3000) that I have through Lending Club. The monthly budget question is a long one but I will answer it by saying my debt to income ratio is 30% including the above debt. I am single with no kids and I have no outstanding student loans, mortgage loans or car payments. I will submit documentation to lending club with my earnings stated. Thanks for the question.

Member Payment Dependent Notes Series 708626

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708626	$9,600	$9,600	15.65%	1.00%	March 28, 2011	April 4, 2016	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708626. Member loan 708626 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,750 / month
Current employer:	Department of Education	Debt-to-income ratio:	19.38%
Length of employment:	10+ years	Location:	New York, NY

Home town:
Current & past employers:	Department of Education
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,538.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? Will this loan cover all debt?	This loan will help consolidate my credit card debt separate from my monthly financial obligations which is approximately $1,800/month which includes rent, utilities, and phone and food.
Teacher, Welcome! I'm interested to help finance your loan. My TWO questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: L C loans feature NO prepayment penalty. You initially selected the 5-year loan repayment length. Time you realistically anticapte to service loan (remains active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Question #1 - I am sole supportive. My annual income is $81,000 Question #2 - I selected the five year payment option; however, if I am able to repay the loan sooner, that is always the better option for me.
Can you list the debt that you plan on consolidating with this loan? (i.e. Credit card 1 - $5000 @ 24%) Thanks.	I do not have the specific details available; I am in my classroom at this time. I would, however, like to indicate that I have 6 credit cards, balances ranging from $450 - $2,900 with interest rates from 15% - 25%. Total credit card debt balance as of today is $9,952.

Member Payment Dependent Notes Series 708650

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708650	$5,000	$5,000	6.92%	1.00%	March 25, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708650. Member loan 708650 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Centurylink	Debt-to-income ratio:	2.17%
Length of employment:	7 years	Location:	Bonita Springs, FL

Home town:
Current & past employers:	Centurylink
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,579.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 708661

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708661	$10,000	$10,000	14.91%	1.00%	March 28, 2011	April 4, 2016	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708661. Member loan 708661 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,833 / month
Current employer:	Department of Defense	Debt-to-income ratio:	0.00%
Length of employment:	2 years	Location:	Arlington, VA

Home town:
Current & past employers:	Department of Defense
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > The loan is to help me put put a 20% down payment on a coop I am trying to buy. The location is just one floor above the apartment I am renting now. My new mortgage payment will be approximately the same as my current rent.

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	11
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
DoD Analyst, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: IF civilian: GS Pay Grade? IF active duty military: Service Branch? Rank? Pay Grade? ETS? QUESTION TWO: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION THREE: Loans feature NO prepayment penalty. You initially selected the 5-year loan repayment length. Time you realistically anticapte to service loan (remains active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1) I'm a Civilian, GS 12, step 3. In addition, I am medically retired from the military due to injuries suffered in combat. I receive approximately $1,000 a month in disability pay from the VA. 2) I do not have a spouse or partner. I live alone, so my listed income just applies to myself. I also have no dependents, no child alimony, etc. 3) I anticipate paying the loan off in 1-2 yrs. I went with the 5 year loan instead of 3 years so that I could have a bit more flexibility. Thanks for the interest!

Member Payment Dependent Notes Series 708697

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708697	$8,000	$8,000	10.00%	1.00%	March 28, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708697. Member loan 708697 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Nielsen Company	Debt-to-income ratio:	16.84%
Length of employment:	5 years	Location:	Sturgeon Bay, WI

Home town:
Current & past employers:	Nielsen Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$275.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 708733

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708733	$12,000	$12,000	16.77%	1.00%	March 25, 2011	April 4, 2016	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708733. Member loan 708733 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	PNC Bank	Debt-to-income ratio:	17.42%
Length of employment:	3 years	Location:	Galloway, OH

Home town:
Current & past employers:	PNC Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	54
Revolving Credit Balance:	$2,220.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The market value of the home is $182,200.00 and the mortgage still has aproximately $173,000.00 to pay. We do not have any HELOC or HEIL on the home.
Hi. I have the following question that will make me comfortable in terms of investing in your loan. Can you list the debts that you want to consolidate detailing balance owed, APR and min payment? Thanks. Pepe	I am sorry but I attempted to outline the details of that in the loan description and LendingClub would not allow my post. I appreciate the inquiry and assure that all of my debt is paid on time and regularly.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I thank you for your interest in funding this loan. However, I have been advised by LendingCLub not to release information like this.

Member Payment Dependent Notes Series 708754

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708754	$4,500	$4,500	11.11%	1.00%	March 24, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708754. Member loan 708754 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	HealthNow NY, Inc.	Debt-to-income ratio:	24.98%
Length of employment:	10+ years	Location:	Kenmore, NY

Home town:
Current & past employers:	HealthNow NY, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	21
Revolving Credit Balance:	$13,827.00	Public Records On File:	0
Revolving Line Utilization:	60.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 708814

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708814	$4,000	$4,000	5.42%	1.00%	March 25, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708814. Member loan 708814 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	First Quality Baby Products , LLC	Debt-to-income ratio:	7.00%
Length of employment:	1 year	Location:	Lewistown, PA

Home town:
Current & past employers:	First Quality Baby Products , LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/23/11 > This loan is for a bass boat.It is a 1998 Nitro model 700lx. I am a good borrower because my wife and I have great steady jobs. Our monthly bring home income is $3000.00 Borrower added on 03/23/11 > The boat includes motor and trailer. The trailer is a 2010 model , valued at $1500.00

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,556.00	Public Records On File:	0
Revolving Line Utilization:	5.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 708815

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708815	$3,500	$3,500	14.17%	1.00%	March 28, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708815. Member loan 708815 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,650 / month
Current employer:	Target	Debt-to-income ratio:	8.99%
Length of employment:	10+ years	Location:	Kinston, NC

Home town:
Current & past employers:	Target
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	54
Revolving Credit Balance:	$1,255.00	Public Records On File:	0
Revolving Line Utilization:	96.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 708862

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708862	$16,000	$16,000	13.06%	1.00%	March 29, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708862. Member loan 708862 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	GoodWill Industries	Debt-to-income ratio:	17.49%
Length of employment:	2 years	Location:	newnan, GA

Home town:
Current & past employers:	GoodWill Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/23/11 > i am a young college student who really needs this loan so i can work my way out of debt. Borrower added on 03/23/11 > i am a young college student who really needs this loan to work my way out of debt. Borrower added on 03/24/11 > thanks to all that have contributed so far but still have a ways to go. i can't stress enough how much this loan would help out with my current living situation and everyday life. so please find it within you to contribute a little more to a young college student endlessly trying to get out of debt. thank you.

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,292.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What got you into the debt problems in the first place? What will you do to not let it happen again?	while i pay my bills every month on time, my credit cards got out of control. Several months ago i got engaged and my fiance said that the credit card companies are not in business to help you out of the hole but to keep you in it. I am closing my accounts and consolidating my debt into a stable loan. After i am out of debt i can reopen an credit card account and use it properly. My fiance is debt free and that is my goal.

Member Payment Dependent Notes Series 708965

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708965	$5,000	$5,000	12.68%	1.00%	March 28, 2011	April 4, 2016	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708965. Member loan 708965 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	G.A.L MAFG CORP.	Debt-to-income ratio:	14.88%
Length of employment:	2 years	Location:	NY, NY

Home town:
Current & past employers:	G.A.L MAFG CORP.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > thanks Borrower added on 03/23/11 > Address to make payments. thanks

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,237.00	Public Records On File:	0
Revolving Line Utilization:	76.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 708991

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708991	$10,000	$10,000	13.43%	1.00%	March 25, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708991. Member loan 708991 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,667 / month
Current employer:	Northern Trust	Debt-to-income ratio:	17.54%
Length of employment:	2 years	Location:	Chicago, IL

Home town:
Current & past employers:	Northern Trust
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > Hello, Im currently trying to pay off 2-3 credit cards and just make one monthly payment. I also have a small student loan that I want to pay off. I currently have a stable job as a security technician with a fortune 500 company (Northern Trust). After all my bills paid a month, I am left with $2000 monthly. So paying this off will be no problem which makes me a good borrower. Thank you

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,323.00	Public Records On File:	0
Revolving Line Utilization:	89.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, Actually I don't *own* my home since it's under my Parents name and currently at the moment still living here. I don't pay any Rent or Mortgage. The house is already paid off in full. Thanks

Member Payment Dependent Notes Series 708996

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708996	$5,000	$5,000	11.11%	1.00%	March 24, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708996. Member loan 708996 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	cavan construction	Debt-to-income ratio:	7.23%
Length of employment:	6 years	Location:	minersville, PA

Home town:
Current & past employers:	cavan construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > To buy a new quad, i always pay my bills on time,when i have extra money,i'll make double payment's.my monthly budgetis about 470.00 my job is very stable.

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,690.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, Is there other income in your household to help with this loan or your mortgage payment? Thank you.	no, my wife pays the bills and ipay the mortgage.

Member Payment Dependent Notes Series 709003

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709003	$6,000	$6,000	10.00%	1.00%	March 24, 2011	April 4, 2014	April 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709003. Member loan 709003 was requested on March 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Nv Energy	Debt-to-income ratio:	10.16%
Length of employment:	10+ years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Nv Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > All funds from this loan will be used for debt consolidation to pay off four major credit cards. I have been with the same job for Twenty years and job is stable. I have made it my top priority to pay all bills on time to get the highest credit rating.

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$307.00	Public Records On File:	1
Revolving Line Utilization:	23.60%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of your loan? What debt are you replacing?	four credit cards.direct merchant bank 1200.00. Barclays bank 1140.00. Chase 2160.00. Lowes 1450.00

Member Payment Dependent Notes Series 709085

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709085	$16,000	$16,000	15.65%	1.00%	March 29, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709085. Member loan 709085 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	southern fidelity mortgage	Debt-to-income ratio:	16.32%
Length of employment:	< 1 year	Location:	henderson, NV

Home town:
Current & past employers:	southern fidelity mortgage
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > This is my first Lending Club loan. I want to thank all of the investors out there who put faith in me. I am moved by your act of kindness. Thank you.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	77
Revolving Credit Balance:	$23,966.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 709090

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709090	$12,000	$12,000	10.37%	1.00%	March 29, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709090. Member loan 709090 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	VirTra Systems	Debt-to-income ratio:	23.04%
Length of employment:	9 years	Location:	Tempe, AZ

Home town:
Current & past employers:	VirTra Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > Currently paying 17% APR on a high balanced credit card. Loan is for paying that off with a lower APR. Borrower added on 03/22/11 > I have been with my job for 8years now and I have not been late on paying this credit card for the last 4years. I have been paying $300/month on this account but the APR is killing me. I would like to pay it off as fast as I can. I have budget about $500/month as payment once I get the $12K fully funded. Thank you for your time.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,035.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 709117

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709117	$9,000	$9,000	13.80%	1.00%	March 28, 2011	April 6, 2014	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709117. Member loan 709117 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Axis Security	Debt-to-income ratio:	9.95%
Length of employment:	5 years	Location:	East Patchogue, NY

Home town:
Current & past employers:	Axis Security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/23/11 > I plan to use this loan to pay off some high interest credit cards as well as paying off a current LendingClub loan which I've held for a year now and have never missed a payment. I believe I am a good borrower because I always pay my bills on time and am never late. I usually try to give double the minimum due in order to pay it off faster. I have a stable law enforcement job that I've worked at for over 5 years and also do freelance computer repair on the side. .

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	56
Revolving Credit Balance:	$3,885.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1) I don't own the house I'm living at, my fianc??e does. 2) My monthly payments right now include: Lending Club 187.00 Chase 25.00 Littman 20.00 Sams Club 25.00 Gap 15.00 Lowes 35.00 Best Buy 25.00 BillMeLater 20.00 Total: 352.00 This loan would pay off the current Lending Club loan as well. So my monthly payments would drop significantly. Easily maintainable. 3) I have no HELOCs at this time. 4) Zillow.com estimate is $255,500. My fianc??e bought the house 2 years ago for $173,000. 5) I've lived at this house since Oct 2008. When she closed on it. My father and I have done most of the manual work in renovating the house, my soon-to-be mother in-law pays for most of the work that needs to be done. Thanks for supporting me. If you have any further questions, do not hesitate to ask. -Mike
lease describe your monthly budget by category (sources of income, housing, food, etc...). Do you use financial software like Mint.com? Do you have a fallback plan to continue making payments if unexpected expenses or loss of income occur (401k loan, family member help, ability to take on housemate / renter)	My sources of income are from 2 jobs. My first job is working for Axis Security as a Security Officer, that brings in roughly $860/week. On top of that I do freelance computer repair for a small client base, slowly growing as I can get my name out there. That brings in around $200/week, though some weeks there is no work so no extra cash. I don't currently use any financial software, I keep track of my bills etc with excel spreadsheets. I have money in my 401k, if anything should happen, but I've been steadily employed for the past 7+ years and have always made my payments on time. We currently are renting a room in the house we're living in at the moment and that brings in an additional $700/mo, and if things ever got to be really bad, my fianc??e's mother would help us. Thank you for supporting my loan. -Mike

Member Payment Dependent Notes Series 709137

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709137	$6,000	$6,000	16.77%	1.00%	March 28, 2011	April 5, 2016	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709137. Member loan 709137 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	HACKENSAK UNIVERSITY MEDICAL CENTER	Debt-to-income ratio:	17.33%
Length of employment:	< 1 year	Location:	MOONACHIE, NJ

Home town:
Current & past employers:	HACKENSAK UNIVERSITY MEDICAL CENTER
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/23/11 > rent 817.00, utilities around 100.00 credit card about 8,000

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,567.00	Public Records On File:	0
Revolving Line Utilization:	82.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 709147

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709147	$5,000	$5,000	16.02%	1.00%	March 24, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709147. Member loan 709147 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	AECOM	Debt-to-income ratio:	21.04%
Length of employment:	10+ years	Location:	Whittier, CA

Home town:
Current & past employers:	AECOM
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1983	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	39	Months Since Last Delinquency:	9
Revolving Credit Balance:	$34,175.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance is approximately $100,000. The value of our home is approximately $209,000.

Member Payment Dependent Notes Series 709161

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709161	$2,000	$2,000	15.28%	1.00%	March 24, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709161. Member loan 709161 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	IEM	Debt-to-income ratio:	23.83%
Length of employment:	5 years	Location:	Geismar, LA

Home town:
Current & past employers:	IEM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > We are trying to sell our house. There are a few things we need to do to make it more attractive. We plan to use this money for increasing curb appeal (landscaping, etc.), re-painting rooms.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,010.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi, thanks for considering financing my loan! Please find the answers to your questions below: 1) Total balance of mortgage - $103,498 HELOC: $20,000 2) Current market value of home - $185,000

Member Payment Dependent Notes Series 709176

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709176	$7,000	$7,000	11.11%	1.00%	March 24, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709176. Member loan 709176 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Car Zone	Debt-to-income ratio:	16.57%
Length of employment:	5 years	Location:	HAYS, KS

Home town:
Current & past employers:	Car Zone
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,626.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 709194

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709194	$7,500	$7,500	10.00%	1.00%	March 25, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709194. Member loan 709194 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,813 / month
Current employer:	Forfeiture Support Associates LLC	Debt-to-income ratio:	24.84%
Length of employment:	7 years	Location:	YAKIMA, WA

Home town:
Current & past employers:	Forfeiture Support Associates LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > I am applying for this loan to pay-off funeral services, casket and grave marker for a family member.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,551.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How are you related to the deceased? Did the deceased person have any assets?	The deceased is my niece, the daughter of my sister. My sister is single and, by all accounts, indigent due to poor life decisions and the extended illness of her daughter. My sister did not marry and never pursued a relationship with the father of my niece. The identity of the father has never been disclosed by my sister.

Member Payment Dependent Notes Series 709197

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709197	$8,000	$8,000	14.91%	1.00%	March 28, 2011	April 5, 2016	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709197. Member loan 709197 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	BICE UNIVERSAL	Debt-to-income ratio:	10.91%
Length of employment:	5 years	Location:	DAVENPORT, FL

Home town:
Current & past employers:	BICE UNIVERSAL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > Personal Loan

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,539.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Good Evening, Unfortunately, as everybody know FL house market did take an important hit and my house was one of the hundreds of thousend that was affected. At this moment I would not believe there is any Equity in the house I own. For that matter I know several markets along with FL will have to wait several years. Thanks for your interst and have a great day Sir, Respectfully
HI, I'm interested in funding your loan, but I have a few questions first. We understand you are underwater, we still would like to know the following: 1) How much do you owe on your home? Mortgage + HELOCs 2) How much is your home CURRENTLY worth? Use zillow.com for a free current estimate. I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Good Morning, I bought my house in 2007 for $ 200,000 putting down a downpayment of $ 48,000. I owe about 150,000 at the moment. The value of the house looking at Zillow is a scary $97,000...My mortgage payment is $650. Thanks for your interest.

Member Payment Dependent Notes Series 709200

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709200	$5,000	$5,000	10.37%	1.00%	March 24, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709200. Member loan 709200 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Consultant Engineering, Inc.	Debt-to-income ratio:	17.57%
Length of employment:	6 years	Location:	Phoenix, AZ

Home town:
Current & past employers:	Consultant Engineering, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	63
Revolving Credit Balance:	$7,962.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 709213

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709213	$2,400	$2,400	12.68%	1.00%	March 24, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709213. Member loan 709213 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,442 / month
Current employer:	ResortQuest By Wyndham Vacation Rentals	Debt-to-income ratio:	5.29%
Length of employment:	2 years	Location:	PANAMA CITY BEACH, FL

Home town:
Current & past employers:	ResortQuest By Wyndham Vacation Rentals
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > Family is moving to a new home. This loan will be used to complete the move and cover any unexpected costs ( there are always unexpected costs when you move) that might come up.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	40
Revolving Credit Balance:	$5,529.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 709219

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709219	$5,500	$5,500	5.42%	1.00%	March 29, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709219. Member loan 709219 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	7.33%
Length of employment:	n/a	Location:	Lake Charles, LA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/23/11 > I plan to pay off some bills. I pay my bills and don't default. I only have credit card bills,food and gas. I am retired.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,271.00	Public Records On File:	0
Revolving Line Utilization:	7.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	My home is paid for. It is valued at $190,000. I have lived in my house for 40 years.

Member Payment Dependent Notes Series 709220

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709220	$5,000	$5,000	10.00%	1.00%	March 29, 2011	April 6, 2014	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709220. Member loan 709220 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	Saint Louis University	Debt-to-income ratio:	16.27%
Length of employment:	< 1 year	Location:	St. Louis, MO

Home town:
Current & past employers:	Saint Louis University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,193.00	Public Records On File:	0
Revolving Line Utilization:	34.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 709232

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709232	$4,500	$4,500	12.68%	1.00%	March 29, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709232. Member loan 709232 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Mass General Hospital	Debt-to-income ratio:	11.19%
Length of employment:	3 years	Location:	Jamaica Plain, MA

Home town:
Current & past employers:	Mass General Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > This loan will be used to repay charges incurred for furnishings for a new apartment.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 709248

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709248	$6,600	$6,600	11.11%	1.00%	March 28, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709248. Member loan 709248 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,824 / month
Current employer:	Janesvillw Acoustics	Debt-to-income ratio:	17.82%
Length of employment:	8 years	Location:	Newcomerstown, OH

Home town:
Current & past employers:	Janesvillw Acoustics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > I want this loan so that I know by making my payments I will be out of debt in three years. I make my payments on time, but with the interest I do not see alight at the end of the tunnel. This loan would make that possible. I have been at my job for 81/2 years and this year the Company I work for is expanding. Thank-you

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,456.00	Public Records On File:	1
Revolving Line Utilization:	63.70%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 709259

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709259	$6,600	$6,600	14.54%	1.00%	March 24, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709259. Member loan 709259 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,873 / month
Current employer:	PCTI Board of Education	Debt-to-income ratio:	12.54%
Length of employment:	10+ years	Location:	PATERSON, NJ

Home town:
Current & past employers:	PCTI Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > I am stable, responsible and been on my own sicne age 19. Times get a little rough every now and then and you need something to less the stress. It's not about not having the money, it's about not having it all at once. Wish to pay off / down few debts. Ease my burdens. Pay it back thru automatic withdrawls. Borrower added on 03/23/11 > Been with same employment for 23 years.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	79
Revolving Credit Balance:	$3,367.00	Public Records On File:	0
Revolving Line Utilization:	91.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? DO you have any other loans apart from CC loans ? What is your monthly budget (including family)? Please itemize If you have spousal income please specify approx ? Can you submit documentation and get your income verified through lending club? It increases confidence in lenders and will fund your loan faster	I WOULD PREFER NOT TO PUT ANY FURTHER DETAILS OF MY PERSONAL AFFAIRS ONTO THE SITE. I BELIEVE I HAVE PROVIDED ENOUGH FINANCIAL INFORMATION TO VERIFY THE INFORMATION I HAVE SUBMITTED.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? DO you have any other loans apart from CC loans ? What is your monthly budget (including family)? Please itemize If you have spousal income please specify approx ? Can you submit documentation and get your income verified through lending club? It increases confidence in lenders and will fund your loan faster	I WOULD PREFER NOT TO PUT ANY FURTHER DETAILS OF MY PERSONAL AFFAIRS ONTO THE SITE. I BELIEVE I HAVE PROVIDED ENOUGH FINANCIAL INFORMATION TO VERIFY THE INFORMATION I HAVE SUBMITTED.

Member Payment Dependent Notes Series 709260

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709260	$6,000	$6,000	10.37%	1.00%	March 25, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709260. Member loan 709260 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Event Interface	Debt-to-income ratio:	9.55%
Length of employment:	2 years	Location:	Phoenix, AZ

Home town:
Current & past employers:	Event Interface
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/23/11 > Using funds to pay off credit cards to bring down overall monthly expenses. My monthly salary is $6,500 I have a wonderful and stable position with a company. Involved in my community and super responsible family person.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,656.00	Public Records On File:	1
Revolving Line Utilization:	84.50%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 709269

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709269	$18,000	$18,000	12.68%	1.00%	March 29, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709269. Member loan 709269 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	LCM Architects	Debt-to-income ratio:	18.08%
Length of employment:	10+ years	Location:	Chicago, IL

Home town:
Current & past employers:	LCM Architects
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	28
Revolving Credit Balance:	$16,566.00	Public Records On File:	0
Revolving Line Utilization:	69.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Architect, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: L C loans feature NO prepayment penalty. You initially selected 3-year loan repayment length. Time you realistically anticapte to service loan (remains active status) before is paid off: Full term: 3-yrs? or Short term (number years please): 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: 300 loans normally listed, 477 listed today; all won't 100 pct fund. When listing expires, IF 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically end minimum 80 pct, but usually 90 pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($15 - $16K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list another loan purpose, $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan "Plan B" alternative that you should consider backup option IF loan does not attract 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	ANSWER 1: Gross $ Income does not include partner, fiancee or partner. ANSWER 2: I am going to try to accelerate pay back of loan to 27 months ANSWER 3: FLEXIBILITY - any amount of financing will help me reduce high interest credit cards.
Would you please describe the circumstances that lead to the accrual of your credit card debt? Do you have a plan in place to avoid re-accumulating credit card debt after obtaining this loan?	Much of my debt is based on trying to start a home architectural business. I have been at my current job as architect for 10+ years and wanted to some consulting on the side. I love my job it is my life and now have the tools to be the best at it.
what is the delinquency 28 months back?	A video from national geographic that I never received. I need to clean that up on my credit record. Thanks for the reminder.

Member Payment Dependent Notes Series 709328

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709328	$24,000	$24,000	12.68%	1.00%	March 29, 2011	April 5, 2016	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709328. Member loan 709328 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,917 / month
Current employer:	Cape Henlopen School District	Debt-to-income ratio:	15.41%
Length of employment:	10+ years	Location:	Milton, DE

Home town:
Current & past employers:	Cape Henlopen School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/23/11 > I plan to use the funds to pay off high-interest credit card balances from Home Depot and Visa. I am an excellent borrower because I always make my payments on time. My monthly budget includes the mortgage, two car payments (one will be done in July), and paying tuition, books and rent for my two children to go to college. Other budgeted items are typical (cell phone, electricity, cable, utilities, etc.) I have been a public school teacher for over 21 years and continue in my position. I plan on retiring after 35 years. Borrower added on 03/23/11 > The money I owe to Home Depot and Visa is due to remodeling my kitchen. I know that having a renovated kitchen is probably the best way to increase the value of my home. I currently am not aware of the value of my home since the renovation. Before renovation, it was appraised at $205,000 (less than two years ago).

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,195.00	Public Records On File:	0
Revolving Line Utilization:	45.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Teacher, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: L C loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (remains active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: 300 loans normally listed, 475 listed today; all won't 100 pct fund. When listing expires, IF 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically end minimum 80 pct, but usually 90 pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($20 - $22K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list another loan purpose, $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan "Plan B" alternative that you should consider backup option IF loan does not attract 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here. The gross yearly income I noted is only from myself. I plan on paying off the loan in 5 years. I don't understand the last question.
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	I owe $147,000 on my home. A year and a half ago I had it appraised at $205,000. Since then, I have put over $30,000 of renovation into the kitchen/dining room area but have not had it appraised since. The kitchen includes over 20 Kraftmaid cabinets, hardwood flooring and granite countertops. People always tell me it looks like a $50,000 (or more!) kitchen when they see it. My wife and I hold the mortgage. There is no HELOC.
For EACH debt you plan to pay off with this LC loan, please provide Lender, Amount, RATE, MinMoPaymt for that particular loan, e.g., Chase, $5,500, 9.9%, $100; BofA, $4,000, 8.45%, $72; etc. Thanks.	I plan to pay off Home Depot and Sears Visa. The HD debt is approximately $16,400. I borrowed at 0% for 1 year and have until May 9th to pay it off to avoid deferred interest at a rate of 21.99%. The minimum monthly payment is $181. I have a Visa balance of $6800 with an interest rate of 25.24%. The minimum monthly payment is $212.

Member Payment Dependent Notes Series 709425

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709425	$8,000	$8,000	13.06%	1.00%	March 25, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709425. Member loan 709425 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,750 / month
Current employer:	Jack in the Box Inc	Debt-to-income ratio:	11.22%
Length of employment:	10+ years	Location:	San Diego, CA

Home town:
Current & past employers:	Jack in the Box Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > I have been working for the same company for over 25 years. I will pay this loan promply. I need the money to pay off a home for my mother in Mexico. I will greatly appreciate any support you can provide. Thank you for your assistance.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	10
Revolving Credit Balance:	$31,331.00	Public Records On File:	0
Revolving Line Utilization:	90.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 709451

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709451	$1,500	$1,500	10.74%	1.00%	March 24, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709451. Member loan 709451 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Oakley, Inc.	Debt-to-income ratio:	21.64%
Length of employment:	6 years	Location:	Ladera Ranch, CA

Home town:
Current & past employers:	Oakley, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > Planning to use funds for an upcoming special vacation in April - have lots of work related expenses leading up to the date and need to have a small cushion until I get my expenses reimbursed. I have a good credit score, no late payments. I have stable employment at a large company - 6 years with same company.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,627.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 709467

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709467	$2,800	$2,800	10.00%	1.00%	March 29, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709467. Member loan 709467 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	UCLA School of Law	Debt-to-income ratio:	20.32%
Length of employment:	5 years	Location:	Culver City, CA

Home town:
Current & past employers:	UCLA School of Law
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > My wife and I are trying to climb out of debt. This will pay off an unsecured debt and allow us to be free from the card.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,717.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 709477

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709477	$5,000	$5,000	10.00%	1.00%	March 25, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709477. Member loan 709477 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,575 / month
Current employer:	OPNLAW, PLC	Debt-to-income ratio:	17.79%
Length of employment:	3 years	Location:	Blacksburg, VA

Home town:
Current & past employers:	OPNLAW, PLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > I plan use this personal loan to consolidate my credit cards. My monthly expenses are about $1100 and my net take home is $2200.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,610.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 709496

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709496	$7,000	$7,000	9.63%	1.00%	March 29, 2011	April 6, 2014	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709496. Member loan 709496 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Morton Capital Management	Debt-to-income ratio:	16.04%
Length of employment:	3 years	Location:	Sherman Oaks, CA

Home town:
Current & past employers:	Morton Capital Management
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,353.00	Public Records On File:	1
Revolving Line Utilization:	63.50%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 709526

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709526	$12,000	$12,000	7.66%	1.00%	March 25, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709526. Member loan 709526 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	3.04%
Length of employment:	n/a	Location:	Lexington, SC

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > 2007 GMC van v8 air auto Borrower added on 03/22/11 > 2007, van ,v8 air cond,auto trans

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	27
Revolving Credit Balance:	$4,174.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 709595

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709595	$8,000	$8,000	12.68%	1.00%	March 28, 2011	April 5, 2016	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709595. Member loan 709595 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,558 / month
Current employer:	Appian	Debt-to-income ratio:	5.93%
Length of employment:	5 years	Location:	Falls Church, VA

Home town:
Current & past employers:	Appian
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > i'm trying to pay off some higher interest debts and get control of my finances Borrower added on 03/22/11 > i plan to pay this off ASAP, i hope it won't be a 5 year loan!

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,850.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Once you use the proceeds of this loan to pay off your credit cards, what will stop you from just charging up the credit cards again? The payment to LC may be less than the credit card minimums but it is not going to generate a huge amount of additional monthly cash flow. Will yoiu actually change your lifestyle?	yes, as the credit card debt is not a result of my normal spending styles. i had a rough year or so and the bills added up... i want to pay down everything as soon as possible so life can get back to normal!

Member Payment Dependent Notes Series 709596

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709596	$5,000	$5,000	18.25%	1.00%	March 28, 2011	April 6, 2016	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709596. Member loan 709596 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,630 / month
Current employer:	honeybaked ham	Debt-to-income ratio:	8.28%
Length of employment:	5 years	Location:	CHARLOTTE, NC

Home town:
Current & past employers:	honeybaked ham
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,418.00	Public Records On File:	0
Revolving Line Utilization:	94.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 709633

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709633	$3,500	$3,500	12.68%	1.00%	March 24, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709633. Member loan 709633 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,918 / month
Current employer:	US Bank	Debt-to-income ratio:	17.41%
Length of employment:	4 years	Location:	EDEN PRAIRIE, MN

Home town:
Current & past employers:	US Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > Hello, I'm a 26 year old young professional in need of consolidating my credit card debt. The proceeds of this loan will pay off all my credit card debt which is mainly in the 20%+ level.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	59
Revolving Credit Balance:	$2,028.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 709661

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709661	$4,750	$4,750	10.00%	1.00%	March 25, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709661. Member loan 709661 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,050 / month
Current employer:	USAF	Debt-to-income ratio:	24.78%
Length of employment:	1 year	Location:	ELLSWORTH AFB, SD

Home town:
Current & past employers:	USAF
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/24/11 > Thanks to all the investors. This is a great program. I plan on using these funds to pay off some back taxes and some high interest credit cards. I make enough to do my payments on time just tired of wasting money each month on high interest rates. Im in the Air Force so I'd say my my job is stable.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,766.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Simple. I don't own a home. I live in base housing.
why did u owe taxes was it to the irs makes me nervous	Fair question. I filed jointly with my wife and she's an independent contractor so her employer doesn't withold taxes from her paycheck. That and the fact that not enough taxes were taken from me either, but I got that taken care of for next year.

Member Payment Dependent Notes Series 709776

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709776	$5,450	$5,450	15.28%	1.00%	March 25, 2011	April 5, 2016	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709776. Member loan 709776 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,446 / month
Current employer:	Comcast	Debt-to-income ratio:	17.67%
Length of employment:	5 years	Location:	Richmond, VA

Home town:
Current & past employers:	Comcast
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	67
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please provide details about the debts, including APRs, you intend to pay off with this loan? Also, can you elaborate on the public record from 67 months ago?	This loan is for the other part of my prior listing that was not fully funded. My loan is to combine my overall debt (credit cards and car note) 1)Amex $5449.25 at 12% Amex $7850.84 at 15% Chase $814.73 at 15% Discover $3034.81 at 12 First Premier $509.20 At 18% Car Note $8121.07 at 16% Total = 25775.90 I have about $5000 to pay on this debt. I want pay everything off and pay 1 interest rate. The public record was expenses that I did not know about when I left my apartment 10 years ago (clean up of some items I left and minor repair) they charged me and eventually they got judgment which I paid in full
What was the Public Record for?	the public record was for a judgment against me for an apartment I had 10 years ago They charged me for minor repairs and clean up the debt is paid in full

Member Payment Dependent Notes Series 709807

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709807	$4,950	$4,950	16.40%	1.00%	March 25, 2011	April 5, 2016	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709807. Member loan 709807 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,048 / month
Current employer:	valu home centers	Debt-to-income ratio:	10.49%
Length of employment:	3 years	Location:	Cheektowaga, NY

Home town:
Current & past employers:	valu home centers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > looking for a reliable car, i had 2 already and both ended up needing repairs to pass nys inspection in which both cases end up costing more then the car its self, im hoping with loan and money i have saved to get a reliable to last me a couple of years and build credit for my self, im a very independent individual i work a part time job around 30 hrs a week and still have a paper route for additional income thanks any questions just ask

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2008	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,770.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Sales Associate, Welcome! I'm interested to help finance your loan. My TWO questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: L C loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (remains active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	No there is no spouse for anything like that solely on my income alone, im a college student living at home. Household yearly income would be around 56000, and yes I do hopefully plan on paying off the loan sooner then 5 years, I only took that long of a term out because after much calculating if needed I can afford the minimum monthly without a problem
Please show details of your monthly budget.	Like I said im college student that lives at home that works a part time job and a paper route for extra income I don't really have a set budget currently, I just make sure I put enough on the side each month to pay my cell phone bill, car insurance bill monthky, and credit card, those are my only set monthly expenses I have

Member Payment Dependent Notes Series 709841

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709841	$14,700	$14,700	13.43%	1.00%	March 28, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709841. Member loan 709841 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Aerospace Corporation	Debt-to-income ratio:	4.90%
Length of employment:	9 years	Location:	Corona, CA

Home town:
Current & past employers:	Aerospace Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,766.00	Public Records On File:	0
Revolving Line Utilization:	54.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why no loan description?	It shows in the description as "2011 Credit Card Consolidation".
Please list all of your debts one by one, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month"). To make it much easier, you can go to https://www.readyforzero.com/snapshot (approved by Lending Club) to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature. Then you can paste the provided URL in your answer to this question. Also, what is your job and how stable is it? Thanks.	Credit Card 1, $2978, 22.15%, $115 monthly Credit Card 2, $3786, 21.24%, $107 monthly Credit Card 3, $1832, 22.9%, $62 monthly Credit Card 4, $3696, 22.9%, $113 monthly Credit Card 5, $1837, 22.9%, $62 monthly I'm in the aerospace business, federally funded, very stable.
It would move your loan along more quickly if you verified your income with LC.	I provided the information to LC. I don't know why it doesn't show as verified.

Member Payment Dependent Notes Series 709930

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709930	$5,000	$5,000	16.02%	1.00%	March 25, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709930. Member loan 709930 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,833 / month
Current employer:	UCLA Health System	Debt-to-income ratio:	6.81%
Length of employment:	10+ years	Location:	Santa Monica, CA

Home town:
Current & past employers:	UCLA Health System
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	16
Revolving Credit Balance:	$3,854.00	Public Records On File:	0
Revolving Line Utilization:	96.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Cytogenic Tech, Welcome! I'm interested to help finance your loan. My TWO questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: L C loans feature NO prepayment penalty. You initially selected 3-year loan repayment length. Time you realistically anticapte to service loan (remains active status) before is paid off: Full term: 3-yrs? or Short term (number years please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	It is my own personal gross annual income, not household. I will be paying with my own funds, no cosigner and no reliance on another's income. I anticipate paying over the full three year term. Thanks!
HI, I'm interested in funding your loan, but I have a few questions first. 1) Why did you have a late payment 16 months ago? 2) What do you do at UCLA Health systems? 3) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month. Alternately, To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	I actually did NOT have a late payment 16 months ago... I had called and made a phone payment as soon as I realized they hadn't rec'd my automatic payment, and the phone rep assured me that it was all "on time". I have checked my credit report since and it was all OK, so it's annoying that it's being reported as late again. I'll need some time to get all of the data together to answer your other questions -- thanks for the link to readyforzero!

Member Payment Dependent Notes Series 710033

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710033	$7,000	$7,000	10.74%	1.00%	March 25, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710033. Member loan 710033 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	15.12%
Length of employment:	< 1 year	Location:	Washington, DC

Home town:
Current & past employers:	Booz Allen Hamilton
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,337.00	Public Records On File:	0
Revolving Line Utilization:	75.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at BAH? Where were you employed before BAH? Does your current position require that you hold a government security clearance?	I'm a Senior Consultant. I was employed as a Project Manager at Georgetown University for over 6 years prior to BAH. I currently have a low level clearance, as required by my current client.

Member Payment Dependent Notes Series 710041

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710041	$12,000	$12,000	14.54%	1.00%	March 28, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710041. Member loan 710041 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	Skyhook Internet Marketing	Debt-to-income ratio:	10.64%
Length of employment:	2 years	Location:	Queen Creek, AZ

Home town:
Current & past employers:	Skyhook Internet Marketing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/22/11 > I plan to use these funds to pay off various credit cards that I would like to get rid of and have one monthly payment. I strive to be on time with all my payments including, mortgage, student loans, and credit cards to avoid late fees and penalties. I have a monthly budget of $3500 which I use to pay expenses, mortgage, credit cards, and put some away for savings. I have a very stable job as a programmer for a small web design & marketing firm. We are busier than ever and have increased our net revenue by 25% from 2009 to 2010 and are expected to do even better in 2011.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,782.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Any additional household income not listed above?	My wife babysits on the side that brings in an additional $300 dollars a month. That money we usually put into savings.
Please detail the loans/credit cards that you plan on paying off. Include balance, interest rate, and monthly payments. Also, what has changed to prevent the debts from being run up again?	I will be paying a combination of credit cards that my wife and I both have. They are listed below with corresponding APR's and monthly payments: My Cards: Chase Freedom: $1,211.49 - 24.24% APR - $100/month Capital One: $482.50 - 22.90% APR - $20 minimum/month PayPal Card: $983.29 - 23.99% APR - $50/month Dell Preferred Account: $686.13 - 29.99% APR - $100/month ------------------------------------------------- Total: $3,363.41 - 25.28% avg APR - $270 / month My Wife: Chase Slate: $463.19 - 17.24% APR - $20/month Chase Freedom: $7,114.98 - 16.24% APR - $180/month Capital One: $440.60 - 22.90% APR - $20/month ------------------------------------------------- Total: $8018.77 - 18.79% avg APR - $220 / month Our goal in this process is to consolidate our credit cards into one monthly payment with a lower interest rate in order to pay them off within 2 years. When my wife and I graduated from college I don't think we fully understood the impact of credit cards until it was too late. We now have a family, a home, and a consistent job and would like to get out of debt and start building wealth while we are still young. Consolidating our loans to pay them off sooner is priority number one for us.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? DO you have any other loans apart from CC loans ? What is your monthly budget (including family)? Please itemize If you have spousal income please specify approx ? Can you submit documentation and get your income verified through lending club? It increases confidence in lenders and will fund your loan faster	Below are my current debts followed by student loans, monthly income, and monthly budget: My CC: ------------------------------------------------- Chase Freedom: $1,211.49 - 24.24% APR - $100/month Capital One: $482.50 - 22.90% APR - $20 minimum/month PayPal Card: $983.29 - 23.99% APR - $50/month Dell Preferred Account: $686.13 - 29.99% APR - $100/month ------------------------------------------------- Total: $3,363.41 - 25.28% avg. APR - $270 / month Wife CC: ------------------------------------------------- Chase Slate: $463.19 - 17.24% APR - $20/month Chase Freedom: $7,114.98 - 16.24% APR - $180/month Capital One: $440.60 - 22.90% APR - $20/month ------------------------------------------------- Total: $8018.77 - 18.79% avg. APR - $220 / month Student Loans: ------------------------------------------------- Me: $13,487.90 - %6.8 Fixed - $117.16/month Me: $5,092.03 - %6.0 Fixed - $44.18/month Wife: $8,941.79 - %6.8 Fixed - $78.98/month Wife: $4,953.21 - %6.0 Fixed - $42.26/month ------------------------------------------------- Total: 32,474.93 - %6.4 avg. interest fixed - 282.58 / month Monthly Income: ------------------------------------------------- Me: $3,500 (after taxes) Wife: $300 (after taxes) ------------------------------------------------- Total: $3,800 Budget: ------------------------------------------------- Mortgage: $869.18 HOA: $72.00 Food: $200 Utilities: $200 Phones: $80 Internet: $60 Gas: $200 Car Insurance: $60 Student Loans (combined above): $282.58 Health Insurance: $480 Savings: $400 Fun Budget: $50 Miscellaneous Maintenance + Home projects: $100 Rainy Day Fund: $250 Credit Cards (total above): $490 ------------------------------------------------- Total $3,793.76 Lending Club has already called and verified my information and has also called my work to verify my income. If any other details are needed, I would be happy to provide. Thanks,

Member Payment Dependent Notes Series 710158

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710158	$8,000	$8,000	13.06%	1.00%	March 28, 2011	April 6, 2014	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710158. Member loan 710158 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	CEC Entertainment, Inc.	Debt-to-income ratio:	16.76%
Length of employment:	< 1 year	Location:	Dallas, TX

Home town:
Current & past employers:	CEC Entertainment, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	47
Revolving Credit Balance:	$10,459.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 710170

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710170	$7,200	$7,200	10.74%	1.00%	March 25, 2011	April 6, 2014	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710170. Member loan 710170 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	Kraft Foods	Debt-to-income ratio:	17.44%
Length of employment:	10+ years	Location:	Round Lake Beach, IL

Home town:
Current & past employers:	Kraft Foods
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/23/11 > I plan on using the funds to pay off a much higher interest rate credit card. I ALWAYS pay my bills, you can see my credit report to verify that. I bring home $4000.00 a month my bills total apx. $2800.00 a month. I have been on my job since SEPTEMBER OF 1991.

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,022.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 710371

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710371	$4,000	$4,000	14.17%	1.00%	March 28, 2011	April 6, 2014	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710371. Member loan 710371 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Jersey Shore CPL	Debt-to-income ratio:	23.48%
Length of employment:	1 year	Location:	Eatontown, NJ

Home town:
Current & past employers:	Jersey Shore CPL
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,221.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 710390

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710390	$5,000	$5,000	11.11%	1.00%	March 28, 2011	April 6, 2016	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710390. Member loan 710390 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,042 / month
Current employer:	henry arnold ford co inc	Debt-to-income ratio:	17.58%
Length of employment:	5 years	Location:	graceville, FL

Home town:
Current & past employers:	henry arnold ford co inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	73
Revolving Credit Balance:	$1,335.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 710394

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710394	$8,000	$8,000	10.74%	1.00%	March 25, 2011	April 6, 2014	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710394. Member loan 710394 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,500 / month
Current employer:	USAA	Debt-to-income ratio:	9.87%
Length of employment:	6 years	Location:	Boerne, TX

Home town:
Current & past employers:	USAA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	45
Revolving Credit Balance:	$3,550.00	Public Records On File:	1
Revolving Line Utilization:	46.70%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How do you plan on allocating your loan funds? I ask this because your revolving credit balance shows you only owe $3600. Where is the other $4400 going? With an income of $10.5K/mo, when do you plan on having this loan paid off? (less than 3, 2 or 1 years?) Thanks!	Income taxes. I plan on paying this loan off in less than 2 years.
Ill be happy to help fund your loan. Please keep in mind that it is everyday people looking to help you with a return. And if you default, we do not get bailed out in a corrupt system like the banks do. We lose out and lose trust in lendingclub and lose trust helping others with loans. Now i hope all the best for you! and your loan. Glad I could assist.	This is the EXACT reason I came to my peers instead of the big evil banks. thanks :-)
I would like to help fund your loan, but please answer the following question(s): Please explain the public record on your credit report from 86 months ago. ================================================ The L.C. community wants to fund loans, and this basic information helps tremendously. We are real people investing our savings, retirement funds and kid's college education money - we're not a faceless bank or large corporation. We put our trust in you to pay your loan back. Thanks in advance! ================================================	I went through a bad divorce, bankruptcy followed. That was over 7 years ago and my credit history is as strong as ever.

Member Payment Dependent Notes Series 710406

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710406	$13,000	$13,000	15.65%	1.00%	March 28, 2011	April 6, 2016	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710406. Member loan 710406 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Anton Collins Mitchell, LLP	Debt-to-income ratio:	23.66%
Length of employment:	1 year	Location:	Littleton, CO

Home town:
Current & past employers:	Anton Collins Mitchell, LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,309.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 710472

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710472	$2,100	$2,100	11.11%	1.00%	March 29, 2011	April 7, 2016	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710472. Member loan 710472 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	Baxter Springs KS USD#508 Schools	Debt-to-income ratio:	27.68%
Length of employment:	6 years	Location:	Galena, KS

Home town:
Current & past employers:	Baxter Springs KS USD#508 Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/24/11 > Plan to use the loan for vacation...Hava good steady job in the teaching profession...

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,380.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 710553

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710553	$8,000	$8,000	11.11%	1.00%	March 28, 2011	April 6, 2014	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710553. Member loan 710553 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	SSJID	Debt-to-income ratio:	6.05%
Length of employment:	6 years	Location:	Modesto, CA

Home town:
Current & past employers:	SSJID
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/23/11 > This loan will be used to purchase a car. I have been with my company for about 6 years. I have stable income and will probably pay this loan off early. Our budget is $300 per month for this car.

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	24
Revolving Credit Balance:	$291.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Water Treatment Operator, Welcome! I'm interested to help finance your loan. My TWO questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 3-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 3-yrs? or Short term (number Y-E-A-R-S please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Our gross yearly income is around $97000. It does not include my spouse. I anticipate to use 2-3 years to pay off this loan.

Member Payment Dependent Notes Series 710556

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710556	$8,000	$8,000	10.00%	1.00%	March 28, 2011	April 6, 2014	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710556. Member loan 710556 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Healthcare Staffing, Inc.	Debt-to-income ratio:	18.98%
Length of employment:	10+ years	Location:	Conyers, GA

Home town:
Current & past employers:	Healthcare Staffing, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,057.00	Public Records On File:	0
Revolving Line Utilization:	49.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 710582

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710582	$4,000	$4,000	10.74%	1.00%	March 29, 2011	April 7, 2014	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710582. Member loan 710582 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Mattress Firm	Debt-to-income ratio:	7.09%
Length of employment:	3 years	Location:	Homestead, FL

Home town:
Current & past employers:	Mattress Firm
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/24/11 > I plan to use the funds to finance a motorcycle bought through ebay. What makes me a good borrower is that I have very liitle debt, I have been paying all my bills on time for quite a while, my credit is good, and I have very few monthly obligations so I can easily make the payment. My career is in retail mattress sales management and I have been with my company for three years. I feel I have a very stable job and the company, Mattress Firm, has been around for 25 years with almost 700 stores to date.

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	45
Revolving Credit Balance:	$3,370.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 710624

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710624	$4,000	$4,000	7.29%	1.00%	March 28, 2011	April 6, 2014	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710624. Member loan 710624 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	air compressor eng .com	Debt-to-income ratio:	7.70%
Length of employment:	10+ years	Location:	Granville, MA

Home town:
Current & past employers:	air compressor eng .com
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/24/11 > I Have a stable job been working for the same company for 21yrs.I have always paid off all my depts,and on time, I have room in my budget to pay on this loan. Need to redo flooring in my home after my pet ruined it. Thanks for your consideration......

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,960.00	Public Records On File:	0
Revolving Line Utilization:	68.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 710680

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710680	$5,000	$5,000	5.79%	1.00%	March 29, 2011	April 6, 2014	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710680. Member loan 710680 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Lonza Inc	Debt-to-income ratio:	11.29%
Length of employment:	3 years	Location:	Cogan Station, PA

Home town:
Current & past employers:	Lonza Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/23/11 > The company i work for has been in the area for more then 40 years. Take a look at my credit report it shows how much i have borrowed over the years and have paid in full it all. My wife also has a very secure job. I will be using the funds to buy a used ATV for work around my house. Borrower added on 03/25/11 > Thank You to all who are funding my loan

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,730.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 710752

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710752	$12,000	$12,000	13.43%	1.00%	March 28, 2011	April 6, 2016	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710752. Member loan 710752 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,917 / month
Current employer:	Bank Of America	Debt-to-income ratio:	15.81%
Length of employment:	5 years	Location:	Charlotte, NC

Home town:
Current & past employers:	Bank Of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/23/11 > Looking to consolidate my higher interest credit card debt. I am an honest and trustworthy borrower. I have never missed a payment in my life and have always paid on time. I just need some relief from the higher interest cards and will apply extra to this loan to pay it off early.

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,292.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks.	First off, thank you for the question. Second I will try and answer in as much detail as possible. The first piece...I will be paying off 1 card that has a $7100 balance and a 19.24% interest rate. The minimum payment will be somewhere between 200-250 per month. The rest will be put toward another card that has a 16.24% interest rate and has a minimum payment around 180 - 190 per month. The thing I like about this is I can borrow at a fixed payment and have it paid in 5 years while applying extra to the loan (with some of the new found flexibility). I am not the sole wage earner, but my spouse's income goes toward school, etc. Monthly budget is Mortgage $1998, car $599, utilities (including phone, cable, etc) approximately $1200-1500 per month (depending on heating and cooling in season). I hope I was able to answer to your satisfaction. I appreciate your question and potential assistance. This step is my first step on the way to cleaning up my balance sheet and getting myself on more sound financial footing.
Could you please list the APR, minimum payment and amount of debt you're planning to consolidate?	19.24% on Card 1 minimum payment will be in the 200-250 range, on Card 2 16.24% the minimum payment is in the 180-190 range.
You're requesting $12,000, but have $40,000 in revolving credit. What is the difference?	I couldn't qualify for more and some of that $40k is low interest <5%. I just wanted to consolidate the higher interest into one fixed payment that I know will be done in 5 years or less.
What do you do at Bank of America?	Operations Manager, responsible for developing analytics, reporting, and the like. Work with division aligned ops teams to spot inefficiencies, provide research to be proactive instead of reactive.
hi -- you look like a good borrower but a couple questions what do you do for b of a? please describe in laymans terms. how many people work for you? do you see any reason you wouldn't be working for b of a in the next 18 months or so? (pending layoffs/reorgs/moves) can you tell us the makeup of your $40k in revolving debt? lenders, interest rates, payments? your creidt report shows you have 3 credit inquiries in the past 6 months -- can you tell us what for and whether any resulted in new credit thanks!	I am a Operations Manager, we work with division ops teams to provide reporting, analytics, and proactive solutions for issues, problems. I do not see any reason why I would not be working at BOA. I am in a pretty solid area and we are actually short a few heads. The revolving debt is a combination of lower interest rates <5% and unfortuately some higher interest rate cards. The two I want to pay off/down carry 19.24% and 16.24% interest rates respectively. I believe I was looking into refinancing our mortgage and that is one of the inquiries. Also I did receive an increase in limit on one of those inquiries. The third one I am not sure. Thank you for your questions and time. I sincerely appreciate your potential assistance.
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	Yes the title is in my name...No HELOC...We did an 80/20 to avoid PMI on a refinance. Current owed $259k on first $16k on 2nd (on the 2nd now into Principal > Interest on the pay down)...I try to make an extra payment here or there (have done that). Current value is in the $300 - $310k range. Not enough for a refinance or trying to get a HELOC. Hope this answers your question and thank you for the time.

Member Payment Dependent Notes Series 710898

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710898	$9,600	$9,600	14.91%	1.00%	March 29, 2011	April 6, 2014	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710898. Member loan 710898 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Downtown Partners	Debt-to-income ratio:	15.42%
Length of employment:	1 year	Location:	New York, NY

Home town:
Current & past employers:	Downtown Partners
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,955.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
lease describe your monthly budget by category (sources of income, housing, food, etc...). Do you use financial software like Mint.com? Do you have a fallback plan to continue making payments if unexpected expenses or loss of income occur (401k loan, family member help, ability to take on housemate / renter)	The software I use for finance, both business and personal, is Quickbooks. My wife and I have pretty even spending habits, so we don???t keep a detailed budget by household expenditure. We both work and have 401(k)s with about 100K each in mutual funds. Borrowing from the 401(k)s is a last resort given the cost in forfeited tax advantages, but it's out there as a possibility. We have other assets, too, which could be liquidated, as well as family members to turn to, so there are numerous layers of protection on top of our overall fidelity to credit obligations.
Please provide a "Loan Description" or purpose of loan. Also, please read the Question from 737192 and address the first sentence in that question. Thanks	The purpose of the loan is to help pay off some bills for capital improvement that I have assumed on behalf of multifamily house I own mortgage free with a few partners and rent to three families. We decided to convert the boiler from oil to gas, and we had to make some roof repairs after a snowy winter. The regular income from the tenants will service and pay off the loan. As for household budget, we spend about $2,500 per month on housing broadly defined, about $1,500 per month on groceries, and about the same on day care.
What is the loan for?	See my answer to the second question in the group.
what are you going to be purchasing? do you expect to pay down the loan early?	I am purchasing or paying for some home improvements--boiler conversion, roof felting. I expect to be able to pay down the loan before the expiration of the term.

Member Payment Dependent Notes Series 710905

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710905	$7,450	$7,450	13.06%	1.00%	March 28, 2011	April 6, 2014	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710905. Member loan 710905 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,883 / month
Current employer:	Quality Food Centers	Debt-to-income ratio:	3.30%
Length of employment:	10+ years	Location:	RENTON, WA

Home town:
Current & past employers:	Quality Food Centers
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	52
Revolving Credit Balance:	$6,416.00	Public Records On File:	0
Revolving Line Utilization:	77.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 710910

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710910	$3,000	$3,000	13.06%	1.00%	March 29, 2011	April 6, 2014	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710910. Member loan 710910 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Banfield The Pet Hospital	Debt-to-income ratio:	21.30%
Length of employment:	3 years	Location:	San leandro, CA

Home town:
Current & past employers:	Banfield The Pet Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/23/11 > Due to varies mishaps i need a little boost to get on my feet.

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,641.00	Public Records On File:	0
Revolving Line Utilization:	64.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 710929

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710929	$3,100	$3,100	11.11%	1.00%	March 28, 2011	April 7, 2014	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710929. Member loan 710929 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,825 / month
Current employer:	Northrop Grumman	Debt-to-income ratio:	12.61%
Length of employment:	10+ years	Location:	Torrance, CA

Home town:
Current & past employers:	Northrop Grumman
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	33	Months Since Last Delinquency:	7
Revolving Credit Balance:	$21,894.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Northrop Grumman?	Cisco Certified Network Engineer

Member Payment Dependent Notes Series 711132

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711132	$4,000	$4,000	10.37%	1.00%	March 29, 2011	April 7, 2014	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711132. Member loan 711132 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	13.63%
Length of employment:	2 years	Location:	Chicago, IL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/24/11 > This loan will be used to invest in advertising for websites I own so that I can make a larger profit from them. My financial situation is good. I make a sufficient income but would like to invest in my business even more. I am a good candidate for this loan because I have a steady enough income where I can pay it back. ($4000/mo). I work in an industry that is always growing (online marketing) and the risk of things failing is very low. I am also an excellent loan payer. I have never delayed any payment on previous loans, credit card, rent etc. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,697.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 711305

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711305	$6,000	$6,000	9.63%	1.00%	March 29, 2011	April 7, 2014	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711305. Member loan 711305 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Wal-Mart	Debt-to-income ratio:	2.87%
Length of employment:	5 years	Location:	Federal Way, WA

Home town:
Current & past employers:	Wal-Mart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$66.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please describe what kind of debt you are trying to consolidate, what the balance owed on that debt, and the interest rate? Thanks!	I am not using this loan to consolidate debt, I am using it to fund a vacation. Aside from a previous Lending Club loan, on which I have never had a late payment, I have no debt at all. Thanks for the question.
What is the purpose of the loan?	The loan will fund a vacation for me. Thanks for the question.

Member Payment Dependent Notes Series 711354

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711354	$4,500	$4,500	16.02%	1.00%	March 28, 2011	April 7, 2014	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711354. Member loan 711354 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	Deloitte and Touche	Debt-to-income ratio:	7.71%
Length of employment:	< 1 year	Location:	SILVER SPRING, MD

Home town:
Current & past employers:	Deloitte and Touche
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/24/11 > I am in love and want to marry my girlfriend of two years. I have picked out a ring and want to propose to her as soon as possible. I appreciate your help in this process!

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,883.00	Public Records On File:	1
Revolving Line Utilization:	81.90%	Months Since Last Record:	64
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? What's the public record?	Member_882429, Thank you for your question. Each month I pay $563 in rent, roughly $150 in utilities, and $200 for food. I have $1,645 in credit card debt and my APR is @21.99%. This exercise is giving me a serious reality check! I have to make better financial decisions everyday. I do not understand your last question? What's the public record? Would you please clarify? Thank You,

Member Payment Dependent Notes Series 711424

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711424	$5,000	$5,000	10.74%	1.00%	March 28, 2011	April 7, 2014	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711424. Member loan 711424 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Crow Friedman Group	Debt-to-income ratio:	14.34%
Length of employment:	10+ years	Location:	Loganville, GA

Home town:
Current & past employers:	Crow Friedman Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,108.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 711495

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711495	$2,800	$2,800	7.66%	1.00%	March 29, 2011	April 7, 2014	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711495. Member loan 711495 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,083 / month
Current employer:	Mars Incorporated	Debt-to-income ratio:	4.96%
Length of employment:	2 years	Location:	Hesperia, CA

Home town:
Current & past employers:	Mars Incorporated
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,120.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 711530

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711530	$5,000	$5,000	10.00%	1.00%	March 28, 2011	April 7, 2014	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711530. Member loan 711530 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	cooper b-line	Debt-to-income ratio:	2.05%
Length of employment:	10+ years	Location:	highland, IL

Home town:
Current & past employers:	cooper b-line
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/24/11 > Thank you!

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,732.00	Public Records On File:	1
Revolving Line Utilization:	34.10%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help finance your loan. My questions are: (1) Source(s) of income: Pension? Gov't income? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 3-yrs? Short term: (NUMBER YEARS PLEASE): 2-3 yrs? 1-2 yrs? < 1-yr?	Type your answer here. Hello Lender: 1)I have a fulltime job at a business where I have been emploeyed at for 25 yrs. 2)Income is solely mine. 3)2-3 yrs Thank you

Member Payment Dependent Notes Series 711545

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711545	$6,000	$6,000	10.37%	1.00%	March 29, 2011	April 7, 2014	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711545. Member loan 711545 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,600 / month
Current employer:	Jones Food Mart	Debt-to-income ratio:	3.00%
Length of employment:	7 years	Location:	Montevallo, AL

Home town:
Current & past employers:	Jones Food Mart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/24/11 > Responsible borrower that creates a budget every month. Have held the same position in the convenience store industry for 7 years. Very stable employment. Borrower added on 03/25/11 > Wanting to consolidate several credit card payments into one payment.

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	46
Revolving Credit Balance:	$4,416.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what's the reason behind last delinquency 46 months ago?	I thought I did not have a payment due. I was not keeping up with that account like I should have. I check all my accounts at least twice a week now to make sure that does not happen again.

Member Payment Dependent Notes Series 711583

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711583	$6,000	$6,000	12.68%	1.00%	March 28, 2011	April 7, 2014	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711583. Member loan 711583 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Gray &Company	Debt-to-income ratio:	17.50%
Length of employment:	6 years	Location:	Locust Grove, GA

Home town:
Current & past employers:	Gray &Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	35
Revolving Credit Balance:	$7,114.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Gray &Company and what do you do there?	Gray & Company is a Public pension Consulting Firm. I am a Performance Measurement Analyst.

Member Payment Dependent Notes Series 711596

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711596	$4,000	$4,000	7.66%	1.00%	March 29, 2011	April 7, 2014	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711596. Member loan 711596 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	florida hospital	Debt-to-income ratio:	15.50%
Length of employment:	3 years	Location:	orlando, FL

Home town:
Current & past employers:	florida hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,778.00	Public Records On File:	0
Revolving Line Utilization:	6.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 711742

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711742	$4,800	$4,800	6.92%	1.00%	March 29, 2011	April 7, 2014	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711742. Member loan 711742 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	U S Postal Service	Debt-to-income ratio:	15.75%
Length of employment:	10+ years	Location:	Brooklyn, NY

Home town:
Current & past employers:	U S Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/25/11 > I plan to use this as a way to clear a few couple of items and ready myself for retirement in a few years. My goal is to be debt free in 3 years. I will make you proud.

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,572.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 711842

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711842	$2,000	$2,000	11.11%	1.00%	March 29, 2011	April 8, 2014	April 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711842. Member loan 711842 was requested on March 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,920 / month
Current employer:	Collision Centers Of America	Debt-to-income ratio:	16.56%
Length of employment:	< 1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Collision Centers Of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	64
Revolving Credit Balance:	$10,612.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 711906

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711906	$7,500	$7,500	10.37%	1.00%	March 29, 2011	April 7, 2014	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711906. Member loan 711906 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	The Home Depot	Debt-to-income ratio:	12.71%
Length of employment:	4 years	Location:	WHITTIER, CA

Home town:
Current & past employers:	The Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$367.00	Public Records On File:	0
Revolving Line Utilization:	45.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 711928

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711928	$7,200	$7,200	11.11%	1.00%	March 29, 2011	April 7, 2014	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711928. Member loan 711928 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	USDA Forest Service	Debt-to-income ratio:	4.23%
Length of employment:	6 years	Location:	Juneau, AK

Home town:
Current & past employers:	USDA Forest Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/24/11 > I would like to not only pay off my credit card debt, but also the remaining $2,300 balance from my surgery for endometriosis in October 2010. I did not know when I became a first-time home buyer in April 2010 that I would be in the hospital three months later, and up to my head in debt three months after that. It is important to me to keep my finances under control. I have a wonderful job with the US Forest Service, and truly believe in the mission of "caring for the land and serving people". I was first hired in 2004, and recently received a substantial promotion. I love what I do and the people I work with.

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,075.00	Public Records On File:	0
Revolving Line Utilization:	75.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
It's hard to believe that your federal health insurance wouldn't pay for your surgery. What happened?	One of the downsides to living in Alaska - healthcare gets a serious markup and there are fewer federal health insurance approved providers. They did end up covering about 70% of it, and the remainder was simply more than I could manage on my own.

Member Payment Dependent Notes Series 711960

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711960	$3,000	$3,000	7.66%	1.00%	March 29, 2011	April 7, 2014	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711960. Member loan 711960 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Noco Corp.	Debt-to-income ratio:	16.20%
Length of employment:	4 years	Location:	Buffalo, NY

Home town:
Current & past employers:	Noco Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,022.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 712257

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
712257	$3,000	$3,000	10.74%	1.00%	March 29, 2011	April 8, 2014	April 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 712257. Member loan 712257 was requested on March 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Newco Distributors	Debt-to-income ratio:	18.18%
Length of employment:	6 years	Location:	Mira Loma, CA

Home town:
Current & past employers:	Newco Distributors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/25/11 > I had another Lending Club loan that was consistently paid on time and was paid completely, so I'm a good borrower. I have worked for the same company for 6 years. I trust that my job is stable. Earlier this year I went to the hospital for an extended stay, via the emergency room. There are gaps between my hospital bill and my HMO coverage that I would like to pay off.

A credit bureau reported the following information about this borrower member on March 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	11
Revolving Credit Balance:	$570.00	Public Records On File:	0
Revolving Line Utilization:	16.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 712349

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
712349	$1,600	$1,600	10.37%	1.00%	March 29, 2011	April 8, 2014	April 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 712349. Member loan 712349 was requested on March 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	LA STAGE Alliance	Debt-to-income ratio:	22.63%
Length of employment:	1 year	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	LA STAGE Alliance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/25/11 > This is a very quick turn around loan. I'm starting a new job (with higher pay) in a month and will be moving to a safer location closer to my work. This loan will help to cover my security deposit and will then be paid off when my current security deposit is returned to me in a few months.

A credit bureau reported the following information about this borrower member on March 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	24
Revolving Credit Balance:	$12,199.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 712598

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
712598	$4,000	$4,000	17.14%	1.00%	March 29, 2011	April 8, 2016	April 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 712598. Member loan 712598 was requested on March 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Gn Resound	Debt-to-income ratio:	17.68%
Length of employment:	5 years	Location:	eagan, MN

Home town:
Current & past employers:	Gn Resound
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/25/11 > My kids and I have recently had some bad luck with medical expenses. I have 4k to go to pay them off. The 1st doctor had impacted wisdom teeth, then kidney infection and was in er visit then she ended up with some other medical things needed to be done and some insurance doesn't cover. Then the other daughter needed to get braces on and it doesn't end. So i have been trying to get these paid but, they like to hound me for the full amount then they want to charge me this and that for not paying it in full.

A credit bureau reported the following information about this borrower member on March 25, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,417.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? Will this loan cover all medical debt?	Capital one 45.00 Mortgage 1714 gas 63.00 electric 65.00 car 400.00 cable 150.00 food 300.00 to 400.00 per month cell phones 140.00 this loan will cover all the medical expenses I have left to pay
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance of my mortgage is 246k I don't have a second mortgage. The current value is 242,000 because of the economy it went backwards in value.
Are you the only wage earner, or is there additional income to the household?	I am the only wage earner in my house I am a single parent. I make decent money though.

Member Payment Dependent Notes Series 712615

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
712615	$1,500	$1,500	7.29%	1.00%	March 29, 2011	April 8, 2014	April 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 712615. Member loan 712615 was requested on March 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,900 / month
Current employer:	Pacific Quest	Debt-to-income ratio:	24.21%
Length of employment:	< 1 year	Location:	Captain Cook, HI

Home town:
Current & past employers:	Pacific Quest
Education:

This borrower member posted the following loan description, which has not been verified:

I am making the Big Island of Hawaii my new home and this loan will assist with my transition and shipping my vehicle. My new job on the island utilizes organic farming and sustainability to foster growth and discovering the true essence in troubled youth. I work for a holistic wilderness therapy camp and have begun extending my skills to the community. The monies funded through LendingClub will benefit the community through the work that will be done through my altruistic ways on the island and committment. Thank you! And Big Island Love will pay forward...guaranteed!! =)

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,555.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Prospectus Supplement (Sales Report) No. 12 dated March 29, 2011